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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08895
                                     ---------

                                 ING Funds Trust
                                 ---------------
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

     The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
     -----------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                    ---------------

Date of fiscal year end:   March 31
                           --------

Date of reporting period:  September 30, 2003
                           ------------------


ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

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SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2003

CLASSES A, B, C AND M

FIXED INCOME FUNDS

ING GNMA INCOME FUND
ING HIGH YIELD BOND FUND
ING HIGH YIELD OPPORTUNITY FUND
ING INTERMEDIATE BOND FUND
ING NATIONAL TAX-EXEMPT BOND FUND
ING STRATEGIC BOND FUND

MONEY MARKET FUNDS

ING CLASSIC MONEY MARKET FUND
ING MONEY MARKET FUND
ING LEXINGTON MONEY MARKET TRUST

[GRAPHIC]

[ING FUNDS LOGO]

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                                TABLE OF CONTENTS

     President's Letter                                                 1
     Market Perspective                                                 3
     Portfolio Managers' Reports                                        4
     Index Descriptions                                                19
     Statements of Assets and Liabilities                              20
     Statements of Operations                                          24
     Statements of Changes in Net Assets                               26
     Financial Highlights                                              35
     Notes to Financial Statements                                     52
     Portfolios of Investments                                         68
     Shareholder Meeting Information                                  100
     Trustee and Officer Information                                  101

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                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a half a year can make. When writing my last letter to our shareholders -- six months ago -- it was hard to escape the sense of anxiety that many investors everywhere were experiencing. Now, less than a year later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism nonetheless.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence continue. A year ago, there was much uncertainty regarding the prospect of war. Now, much of that uncertainty is behind us. Although many questions remain about the U.S.'s future role in Iraq, the speed at which Baghdad fell was unprecedented and it brought a sense of calm to many investors and triggered a positive impact on equities markets, which reacted to the news with steady growth during the summer months. And while mortgage and treasury-related sectors may have suffered in the blossoming equity market, high-yield, floating-rate loan and convertible markets remain strong enough to attract investors still squeamish about stocks.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds.

In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

ING Funds believes that mutual funds are an important vehicle for individual investors, because mutual funds provide the opportunity for investment in professionally managed and monitored, diversified portfolios. As such, we consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
November 15, 2003

                                        1
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                         MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2003

This was a remarkable six months for the world's financial markets. The quick end to major conflict in Iraq meant that risk premia(1) could and did decline across all major asset classes. Equities and the riskier sectors of the fixed income markets soared. The less risky parts of the bond market went on a wild ride and ended up not very far from where they started.

In the FIXED INCOME MARKETS, post-war relief predictably reduced the risk premia in high yield bonds. They are, after all, high yield because there is greater chance that investors won't get some or all of their principal back. A more stable business environment reduces that risk. The Credit Suisse First Boston
(CSFB) High Yield Bond Index gained 13.1% during the six months ended September 30th. Less risky bonds did not perform as well. The Lehman Brothers U.S. Credit Index, measuring returns on investment grade bonds, rose by 4.7%, while as a whole government bonds were hard pressed to return their coupons. The Lehman Brothers Government Bond Index rose just 1.7%. This, however, conceals the tumult in high-grade bond markets during the period, when almost stock-like volatility was seen. Much of this can be attributed to Federal Reserve Board's Federal Open Market Committee ("FOMC" or the "Fed") Chairman Alan Greenspan. In May, he moved markets by saying that the risk of deflation was small but that the Federal Reserve might even buy bonds to forestall it, and that a second half recovery was expected. This sent Treasury yields to decades-long low levels, even as stocks continued their advance. The ten-year Treasury yield had started April at 3.82%. It sank to 3.10% on June 13th. Bond yields had already come off their low points when the FOMC disappointed markets on June 25th by reducing the Fed Funds rate by only 1/4%. But, in mid-July, when Greenspan appeared to downplay the likelihood that the FOMC would buy bonds after all and presented a sanguine view of the economy, bond yields started to soar. Bond markets stabilized in August as it became clear that the slump of the previous month had been overdone. The ten-year Treasury yield peaked at 4.60%. Then in September, as new doubts emerged about the strength of the U.S. recovery, and supported by massive Treasury purchases from abroad, bonds recovered most of what they had lost. By the end of the period, stressed investors in the ten-year Treasury could reflect that for all that volatility, the yield on September 30th was 3.94%; just 12 basis points above the rate on March 31st. And, if they sought a quieter life in Treasury Bills, the price of the three-month T-Bill at September 30th was the not-so-princely yield of 0.94% per annum.

World EQUITY MARKETS had their best six months in years. Global equities, as measured by the Morgan Stanley Capital International (MSCI) World Index, jumped 22.7%. In the U.S., the Standard & Poors (S&P) 500 Index rose 18.5%. In tune with the theme of shrinking risk premia, small cap stocks did much better than mid cap stocks which in turn substantially outperformed large cap stocks. To justify this there were increasingly encouraging signs. Second quarter Gross Domestic Product (GDP) growth estimates were revised up to 3.3%, within which corporate profits from current production rose 14.3% from the same quarter in 2002. Spending on equipment and software, a proxy for business investment, rose by 8.3% (quarter over quarter at an annualized rate). Productivity growth was estimated at the remarkable rate of 6.8%. And yet where were the jobs? The September unemployment report showed another 93,000 decline in payrolls. The nagging concern is that while growth, strong productivity and expanding profit margins are eminently desirable, without jobs growth the recovery must surely fade as consumers' incomes cannot rise fast enough to sustain it and those who have a job feel less secure and confident about spending.

In CURRENCIES, the euro and the yen advanced to levels against the dollar not seen in years, as the belief took hold that the U.S.'s burgeoning trade and budget deficits, both approaching 5% of GDP, were unsustainable.

----------
(1) Risk premium (plural - "premia") is the expected additional return required by investors for securities that are perceived to be riskier than safer investments.

                 See accompanying index descriptions on page 19.

ING GNMA INCOME FUND                                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA and Roseann G. McCarthy, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING GNMA Income Fund (the "Fund") seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("Ginnie Mae", "GNMA") mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's class A shares, excluding sales charges, provided a total return of 1.42% compared to 1.18% for the Lehman Brothers Mortgage-Backed Securities Index ("Lehman Mortgage Index").

PORTFOLIO SPECIFICS: The Fund has a large percentage of its assets invested in call-protected, multi-family mortgages, and active duration management often gives the Fund exposure to thirty-year U.S. Treasury bonds. Accordingly, the Fund tends to be more sensitive to interest rate changes than other GNMA-oriented mutual funds. That was apparent in the results for the six months ended September 30th. From mid-April to mid-June, ten-year bond yields tumbled about 4% to 3.1%. This was actually bad news for most mortgage investors because borrowers increasingly refinanced their loans. These prepayments limited the appreciation of mortgage securities and reduced investment income. With our emphasis on securities with reduced call risk, the Fund outperformance continued. For the three months ended June 30th, the Fund out performed the Lehman Mortgage Index by forty basis points. The market, however, reversed quickly late June when it became clear that the Federal Reserve wasn't going to support the bond market bubble. Yields started to climb and the ten-year U.S. Treasury bonds reached 4.6% by early September. Unfortunately, we added mortgage exposure in early July and despite our efforts to reduce interest rate sensitivity later in the quarter, we couldn't salvage the return. We under performed our benchmark by about twenty basis points in the three months ended September 30, 2003, and the losses would have been a lot worse except for a September bond rally. However, for the six month period as a whole we outperformed the benchmark, especially due to a September bond market rally.

MARKET OUTLOOK: Bond price volatility increased during the September quarter. Mortgage investors accounted for some of the increase as they bought and sold U.S. Treasury securities to offset the swings in portfolio maturity caused by changes in prepayments. However, investors also were reacting to uncertainties regarding the pace of economic expansion, the value of the U.S. dollar, and the massive increase in the Federal budget deficit. These will likely remain concerns in the coming months. So, we anticipate continued wide price swings for bonds; this will create both risks and opportunities. The Fund closed the quarter with 6.5% of its assets in short-term U.S. Treasury securities. If yields spike higher and investor sentiment for fixed income securities weakens, we will likely use that liquidity to purchase longer-term bonds and increase the interest rate sensitivity of the portfolio. And this process will likely be reversed if the market rallies. We do not anticipate any significant trend toward either higher or lower yields developing during the next six months. Caution, flexibility, and liquidity may be the keys to good relative performance in such a trendless, volatile market, and your Fund appears to be properly positioned for this environment.

Portfolio Managers' Report                                  ING GNMH INCOME FUND

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2003
                                   --------------------------------------------------------------------------
                                                            SINCE INCEPTION  SINCE INCEPTION  SINCE INCEPTION
                                                              OF CLASS B       OF CLASS C       OF CLASS M
                                   1 YEAR  5 YEAR  10 YEAR      10/6/00          10/13/00         2/23/01
                                   ------  ------  -------  ---------------  ---------------  ---------------
Including Sales Charge:
   Class A(1)                      -2.07%   5.52%   6.40%          --               --              --
   Class B(2)                      -2.94%     --      --         6.42%              --              --
   Class C(3)                       1.08%     --      --           --             7.21%             --
   Class M(4)                      -1.07%     --      --           --               --            5.11%
Excluding Sales Charge:
   Class A                          2.81%   6.55%   6.92%          --               --              --
   Class B                          1.95%     --      --         7.30%              --              --
   Class C                          2.06%     --      --           --             7.21%             --
   Class M                          2.25%     --      --           --               --            6.45%
Lehman Brothers Mortgage-Backed
   Securities Index                 3.50%   6.52%   6.89%        7.67%(5)         7.67%(5)        6.50%(6)

The table above illustrates the total return of ING GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the maximum Class M sales charge of 3.25%.

(5) Since inception performance for index is shown from 10/01/00.

(6) Since inception performance for index is shown from 03/01/01.

PRINCIPAL RISK FACTOR(S): The market value of the Fund's portfolio securities and the Fund's shares are neither insured or guaranteed by the U.S. Government. GNMA certificates in the Fund's portfolio are subject to early prepayment. Net Asset Value and Yield fluctuate. The value of the Fund's investment may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more voatile then debt securities with shorter durations. Although FNMA and FHLMC are government sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities.

                 See accompanying index descriptions on page 19.

ING HIGH YIELD BOND FUND                              Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING High Yield Bond Fund (the "Fund") seeks to provide investors with a high level of current income and total return by investing at least 80% of its assets in high yield (high risk) bonds, which are commonly referred to as "Junk Bonds", that are unrated or rated below investment grade.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's class A shares, excluding sales charges, provided a total return of 7.53% compared to 13.16% for the Lehman Brothers High Yield Bond Index.

PORTFOLIO SPECIFICS: The health of the high yield bond market is often dependent on factors generally associated with equity investments. Recent economic releases have demonstrated that consumers are willing to spend their tax relief, and massive mortgage refinancing continues to have a beneficial impact on disposable incomes. A number of monthly barometers have exceeded consensus forecasts recently. Despite decreasing job contraction and the pace of layoffs, many observers remain disquieted by the slow pace of recovery, the domestic unemployment picture and poor consumer confidence.

Returns for the Fund lagged the index over the last six months primarily due to the portfolio's conservative quality and sector positioning. Specifically, the Fund's underweight in CCC and lower grade securities, as well as its underweight in volatile sectors such as finance and utilities, contributed significantly to underperformance.

From a fundamental standpoint, we remain constructive on the high yield market. Issuers in general have been more focused on balance sheet maintenance than financing growth plans. Many companies have taken advantage of the strong market in 2003 to refinance debt and extend scheduled maturities. As a result, we have seen the annual default rate for the high yield market drop from over 10% a year to about 5% currently.

MARKET OUTLOOK: Notwithstanding the fundamental improvements and achieved returns, opportunities abound. We believe that current trends will continue over the next 6-12 months, causing further spread tightening across the market. The outlook for a stronger fourth calendar quarter is compelling especially with the consumer so willing to spend. The twin deficits -- federal and current account -- will remain challenges; and we are not optimistic on the dollar. An upward economic trajectory is becoming more apparent, but the slope and speed of improvement may be less than past recoveries. As the fundamental environment improves, we expect that the high yield market will continue to reward risk takers, and we have added exposure to lower-rated, more volatile credits. However, we have not and will not deviate from our long-term investment philosophy of building a portfolio consisting of sound fundamental credits with solid balance sheets and improving operations. Consistent with our philosophy, we will continue to be conservatively positioned compared to the benchmark, though we have taken steps to bridge the risk gap between the Fund and the benchmark.

Portfolio Managers' Report                              ING HIGH YIELD BOND FUND

                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                  PERIODS ENDED SEPTEMBER 30, 2003
                                                ------------------------------------
                                                                     SINCE INCEPTION
                                                     1 YEAR             12/15/98
                                                     ------          ---------------
          Including Sales Charge:
            Class A(1)                               11.62%              4.26%
            Class B(2)                               11.32%              4.25%
            Class C(3)                               15.40%              4.56%
          Excluding Sales Charge:
            Class A                                  17.19%              5.32%
            Class B                                  16.32%              4.55%
            Class C                                  16.40%              4.56%
          Lehman Brothers High Yield Bond
            Securities Index                         29.98%              4.19%(4)

The table above illustrates the total return of ING High Yield Bond Fund against the Lehman Brothers High Yield Bond Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for index is shown from 12/01/98.

PRINCIPAL RISK FACTOR(S): Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market, prepayment and credit risks and may experience greater volatility in market value than investment grade corporate bonds. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are soley domestic. The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies. The securities may have limited market stability and may be subject to more erratic market movements than securities of larger, more established companies or the market averages in general.

                 See accompanying index descriptions on page 19.

ING HIGH YIELD OPPORTUNITY FUND                       Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING High Yield Opportunity Fund (the "Fund") seeks a high level of current income and capital growth primarily through investments in high yield (high risk) debt securities, which are commonly referred to as "Junk Bonds", including those in the lowest ratings.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's class A shares, excluding sales charges, provided a total return of 7.85% compared to 13.07% for the Credit Suisse First Boston High Yield Bond Index ("CSFB High Yield Bond Index").

PORTFOLIO SPECIFICS: The health of the high yield bond market is often dependent on factors generally associated with equity investments. Recent economic releases have demonstrated that consumers are willing to spend their tax relief, and massive mortgage refinancing continues to have a beneficial impact on disposable incomes. A number of monthly barometers have exceeded consensus forecasts recently. Despite decreasing job contraction and the pace of layoffs, many observers remain disquieted by the slow pace of recovery, the domestic unemployment picture and poor consumer confidence.

Returns for the Fund lagged the index over the last six months primarily due to the portfolio's conservative quality and sector positioning. Specifically, the Fund's underweight in CCC and lower grade securities, as well as its underweight in volatile sectors such as finance and utilities, contributed significantly to underperformance.

From a fundamental standpoint, we remain constructive on the high yield market. Issuers in general have been more focused on balance sheet maintenance than financing growth plans. Many companies have taken advantage of the strong market in 2003 to refinance debt and extend scheduled maturities. As a result, we have seen the annual default rate for the high yield market drop from over 10% a year to about 5% currently.

MARKET OUTLOOK: Notwithstanding the fundamental improvements and achieved returns, opportunities abound. We believe that current trends will continue over the next 6-12 months, causing further spread tightening across the market. The outlook for a stronger fourth calendar quarter is compelling especially with the consumer so willing to spend. The twin deficits -- federal and current account -- will remain challenges; and we are not optimistic on the dollar. An upward economic trajectory is becoming more apparent, but the slope and speed of improvement may be less than past recoveries.

As the fundamental environment improves, we expect that the high yield market will continue to reward risk takers, and we have added exposure to lower-rated, more volatile credits. However, we have not and will not deviate from our long-term investment philosophy of building a portfolio consisting of sound fundamental credits with solid balance sheets and improving operations. Consistent with our philosophy, we will continue to be conservatively positioned compared to the benchmark, though we have taken steps to bridge the risk gap between the Fund and the benchmark.

Portfolio Managers' Report                      ING  HIGH YIELD OPPORTUNITY FUND

                                            AVERAGE ANNUAL TOTAL RETURNS
                                      FOR THE PERIODS ENDED SEPTEMBER 30, 2003
                               -------------------------------------------------------
                                                   SINCE INCEPTION     SINCE INCEPTION
                                                 OF CLASS A, B AND C     OF CLASS M
                                1 YEAR   5 YEAR       3/27/98             5/17/02
                                ------   ------  -------------------   ---------------
Including Sales Charge:
   Class A(1)                   12.04%    0.04%        -0.99%                 --
   Class B(2)                   11.95%    0.16%        -0.80%                 --
   Class C(3)                   15.96%    0.42%        -0.69%                 --
   Class M(4)                   13.54%      --            --                0.71%
Excluding Sales Charge:
   Class A                      17.62%    1.02%        -0.11%                 --
   Class B                      16.95%    0.40%        -0.70%                 --
   Class C                      16.96%    0.42%        -0.69%                 --
   Class M                      17.36%      --            --                3.18%
Credit Suisse First Boston
   High Yield Bond Index        28.05%    5.81%         4.30%(5)           14.73%(6)

The table above illustrates the total return of ING High Yield Opportunity Fund against the Credit Suisse First Boston High Yield Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1% respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the maximum Class M sales charge of 3.25%.

(5) Since inception performance for index is shown from 04/01/98.

(6) Since inception performance for index is shown from 06/01/02.

PRINCIPAL RISK FACTOR(S): The Fund may be subject to more credit risk than other income funds because it invests in high yield (or junk bond) debt securities, which are considered predominately speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. High yield bonds carry particular market risks and may experience greater volatility and may be less liquid than higher quality investments. Foreign investing and emerging markets do pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies. The securities may have limited market stability and may be subject to more erratic market movements than securities of larger, more established companies or the market averages in general.

                 See accompanying index descriptions on page 19.

ING INTERMEDIATE BOND FUND                            Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by James B. Kauffmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its assets in investment grade debt securities.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's class A shares, excluding sales charges, provided a total return of 2.66% compared to 2.35% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: Our investment process seeks to outperform the Lehman Brothers Aggregate Bond Index by emphasizing bond categories we believe are attractive in terms of relative value and by selecting specific bonds that we believe are the best opportunities in each category. Over the six-month period, we tended to favor bonds issued by corporations, for example industrial, financial and utility bonds, and also bonds supported by pools of mortgages on real estate of various kinds.

From March 31, 2003 through September 30, 2003 the bond market produced positive returns each month except June and July. The Fund generated its best return compared to the Index in April, primarily because corporate bonds were the best performing category, the Fund had an above-benchmark allocation to them, and the bonds we owned produced better returns than the average for the corporate bond sector.

After reaching forty-five year lows early in June, bond yields abruptly reversed direction and climbed over 100 basis points (based on the ten-year U.S. Treasury note), leaving July with the worst monthly decline in bond market values in several years.

In fact, July witnessed one of the worst bond routs in memory, and it was the only month in which the Fund did not outperform the Index. Hedging in the mortgage market, confusing announcements from the Federal Reserve Board, and positive economic releases together motivated investors to sell bonds and invest elsewhere. Our process seldom leads us to make major adjustments based on the outlook for interest rates. Accordingly, the Fund's modest underperformance in July, when rates climbed sharply, was solely due to the Fund's positioning in sectors and securities, and not a consequence of any attempt to forecast rates.

In the third calendar quarter overall, lower risk issues lagged behind as buyers scrambled to add yield and became more comfortable with the macro economic outlook. The bond groups we follow closely included, Agency bonds, which posted a -0.35% return relative to similar U.S. Treasuries, following a summer full of negative headlines, and mortgage-backed securities which sagged as well, -1.19% during the quarter. On the other hand, credit-sensitive bonds had positive excess returns, as risk aversion seemed to diminish. Industrials posted 0.89%, financials posted 0.68%, and, despite a massive power blackout in the northeast and mid-west, utilities were up 0.38% (all compared to similar U.S. Treasuries).

In general, the Fund benefited from a modest overweight to credit sensitive bonds -- especially lower rated issues. In particular, our investment in high yield bonds (issued by corporations judged to have relatively high credit risk) and emerging market debt (bonds issued in developing market countries) produced strong returns. Both sectors' returns are well into double digits calendar year-to-date, and enhanced the Fund's performance over the entire reporting period. Some deft trading in mortgage-backed securities and Agency bonds also added value.

MARKET OUTLOOK: We believe that tax cuts, reduced corporate borrowing costs, and negative real short rates are pushing the economy forward. Most domestic economic measures are improving with the exception of unemployment, and near-term prospects for inflationary problems remain muted. In our view, the outlook going forward is compelling, especially with the consumer so willing to spend. The twin deficits -- federal and current account -- will remain challenges; and we are not optimistic on the dollar. Tactically, we are overweight home and commercial mortgage-backed bonds, asset-backed securities, and longer-dated corporate bonds, as well as high yield and emerging market debt.

Portfolio Managers' Report                         ING INTERMEDIATE BOND FUND

                                               AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
                                                         ENDED SEPTEMBER 30, 2003
                                               --------------------------------------------
                                                                      SINCE INCEPTION
                                                     1 YEAR              12/15/98
                                                     ------           ---------------
          Including Sales Charge:
            Class A(1)                                0.94%               7.20%
            Class B(2)                                0.07%               7.13%
            Class C(3)                                4.18%               7.49%
          Excluding Sales Charge:
            Class A                                   5.97%               8.29%
            Class B                                   5.07%               7.45%
            Class C                                   5.18%               7.49%
          Lehman Brothers Aggregate Bond Index        5.41%               6.86%(4)

The table above illustrates the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B defferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for index is shown from 12/01/98.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market, prepayment and interst rate risks. The value of an investment in the Fund is not guaranteed and will fluctuate. Higher yeilding bonds are subject to greater volatility and credit risks. The Fund invests in securities guaranteed by the U.S. Government as to timely payment of interest and principal if held to maturity, but Fund shares are not insured or guaranteed. Bonds have fixed principal and return if held to maturity, but may fluctuate in the interim. The principal risks of investing in the Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 19.

ING NATIONAL TAX-EXEMPT BOND FUND                     Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Robert Schonbrunn and Karen Cronk, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING National-Tax Exempt Bond Fund, (the "Fund") seeks to provide investors with a high level of current income that is exempt from federal income taxes, and consistent with preservation of capital.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's class A shares, excluding sales charges, returned 2.17% compared to a return of 2.66% for the Lehman Brothers Municipal Bond Index and 2.35% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS The economic outlook was weak and uncertain at the beginning of the second calendar quarter, but gained strength through the spring and summer. The consumer, supported by tax cuts and attractive financing terms, continued to spend, particularly on autos and housing. Capital spending remained in a slow mode, and weak employment and subdued industrial activity were particular concerns. As for interest rate changes over the past six months, tax-exempt bonds were subject to the same influences as other bond categories. Interest rates declined dramatically and then rose dramatically, but ended the period very close to the levels achieved in March. Ten year AAA General Obligation bonds went from yielding 3.75% in March to 3.67% in September. However, these same bonds hit a low yield of near 3.0% in mid June and then rose above the 4.0% level in August.

In addition to interest rate volatility the municipal bond market had a number of specific issues to deal with. The general economic weakness has negatively affected tax revenue flow to the states and cities. Although all were affected, California had one of the most negative situations. The state bonds were downgraded to BBB and lost value relative to the national scale. Airport and tobacco bonds improved in price from the lows established in the first calendar quarter of the year, but remained volatile.

Performance for the period was enhanced by over weighting the intermediate maturities in the middle of the yield curve. This sector of the yield curve weathered the volatility in rates better than the long end of the curve. Our heavy weighting in New York issues also helped as these bonds outperformed relative to the national scale. Our portfolio duration (sensitivity to interest rate movement) was lower than the index throughout the period, but had minimal impact because the net change in interest rates was so small. Low quality bonds rebounded from low levels in the first calendar quarter and performed relatively well in the current reporting period. Our emphasis on quality and under exposure to the lower quality issues was a negative factor. The Fund's performance also was penalized by exposure to California issues during their period of under performance following the quality rating downgrade.

MARKET OUTLOOK: Looking ahead, we believe economic activity may strengthen which will put upward pressure on interest rates. The outlook for corporate earnings is stronger and the worst of the unemployment news should be behind us. However, because the Federal Reserve is committed to holding short-term rates down, inflation is low and the economy is still struggling. Rates are unlikely to rise substantially in the next six months.

The Fund expects to maintain its defensive posture in anticipation of a stronger economy and higher interest rates. Duration will remain relatively low as a defensive measure. Although overall credit quality will continue at a high level, we will be investing in some higher yielding issues in the lower quality range. An improving economy enhances expectations for revenues by tax-exempt issuers judged to be of lower quality, and the stronger economic footing increases our comfort level. As interest rates rise and the yield curve flattens, we would expect to take a more defensive position and shift from an over weight in the middle of the yield curve to heavy exposure at both the short and long ends of the curve.

Portfolio Managers' Report                   ING NATIONAL TAX-EXEMPT BOND FUND

                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
                                                          ENDED SEPTEMBER 30, 2003
                                                --------------------------------------------
                                                                          SINCE INCEPTION
                                                         1 YEAR               11/8/99
                                                         ------           ---------------
          Including Sales Charge:
            Class A(1)                                   -0.88%               5.53%
            Class B(2)                                   -1.67%               5.38%
            Class C(3)                                    2.33%               6.06%
          Excluding Sales Charge:
            Class A                                       4.06%               6.85%
            Class B                                       3.31%               6.04%
            Class C                                       3.33%               6.06%
          Lehman Brothers Municipal Bond Index            3.89%               7.78%(4)
          Lehman Brothers Aggregate Bond Index            5.41%               8.54%(4)

The table above illustrates the total return of ING National Tax-Exempt Bond Fund against the Lehman Brothers Municipal Bond Index, Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B defferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for index is shown from 11/01/99.

PRINCIPAL RISK FACTOR(S): Exposure to credit, market and interest rate risk. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The Fund's investments in mortgage-related securities may entail prepayment risk. Investments in municipal obligations pose special risks. To the extent that the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects. Income recieved from the Fund may be subject to state and local taxes, as well as the federal alternative minimum tax. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 19.

ING STRATEGIC BOND FUND                               Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of the Sub-Adviser's investment professionals led by James B. Kaufmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Strategic Bond Fund (the "Fund") seeks maximum total return by investing primarily in debt securities issued by U. S. and foreign entities, as well as U. S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's class A shares, excluding sales charges, provided a total return of 2.34% compared to the Lehman Brothers Aggregate Bond Index, which returned 2.35% for the same period.

PORTFOLIO SPECIFICS: Our investment process seeks to outperform the Lehman Brothers Aggregate Bond Index by emphasizing bond categories we believe are attractive in terms of relative value and by selecting specific bonds that we believe are the best opportunities in each category. Over the six-month period, we tended to favor bonds issued by corporations, for example industrial, financial and utility bonds, and also bonds supported by pools of mortgages on real estate of various kinds.

From March 31, 2003 through September 30, 2003 the bond market produced positive returns each month except June and July. The Fund generated its best return compared to the Index in April, primarily because corporate bonds were the best performing category, the Fund had an above-benchmark allocation to them, and the bonds we owned produced better returns than the average for the corporate bond sector.

After reaching forty-five year lows early in June, bond yields abruptly reversed direction and climbed over 100 basis points (based on the ten-year U.S. Treasury note), leaving July with the worst monthly decline in bond market values in several years.

In fact, July witnessed one of the worst bond routs in memory, and it was the only month in which the Fund did not outperform the Index. Hedging in the mortgage market, confusing announcements from the Federal Reserve Board, and positive economic releases together motivated investors to sell bonds and invest elsewhere. Our process seldom leads us to make major adjustments based on the outlook for interest rates. Accordingly, the Fund's modest underperformance in July, when rates climbed sharply, was solely due to the Fund's positioning in sectors and securities, and not a consequence of any attempt to forecast rates.

In the third calendar quarter overall, lower-risk issues lagged behind as buyers scrambled to add yield and became more comfortable with the macro economic outlook. The bond groups we follow closely, Agency bonds, posted a -0.35% return relative to similar U.S. Treasuries, which following a summer full of negative headlines, and mortgage-backed securities which sagged as well, -1.19% during the quarter. On the other hand, credit-sensitive bonds had positive excess returns, as risk aversion seemed to diminish. Industrials posted 0.89%, financials posted 0.68%, and despite a massive power blackout in the northeast and mid-west, utilities were up 0.38% (all compared to similar U.S. Treasuries).

In general, the Fund benefited from a modest overweight to credit sensitive bonds -- especially lower rated issues. In particular, our investment in high yield bonds (issued by corporations judged to have relatively high credit risk) and emerging market debt (bonds issued in developing market countries) produced strong returns. Both sectors' returns are well into double digits calendar year-to-date, and enhanced the portfolio's performance over the entire reporting period. Some deft trading in mortgage-backed securities and Agency bonds also added value.

MARKET OUTLOOK: We believe that tax cuts, reduced corporate borrowing costs, and negative real short rates are pushing the economy forward. Most domestic economic measures are improving with the exception of unemployment, and near-term prospects for inflationary problems remain muted. In our view, the outlook going forward is compelling, especially with the consumer so willing to spend. The twin deficits -- federal and current account -- will remain challenges; and we are not optimistic on the dollar. Tactically, we are overweight home and commercial mortgage-backed bonds, asset-backed securities, and longer-dated corporate bonds, as well as high yield and emerging market debt.

Portfolio Managers' Report                               ING STRATEGIC BOND FUND

                                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                        PERIODS ENDED SEPTEMBER 30, 2003
                                                      ------------------------------------
                                                                           SINCE INCEPTION
                                                      1 YEAR     5 YEAR        7/27/98
                                                      ------     ------    ---------------
          Including Sales Charge:
            Class A(1)                                 2.74%      2.60%         2.97%
            Class B(2)                                 2.53%      2.95%         3.45%
            Class C(3)                                 6.47%      3.25%         3.59%
          Excluding Sales Charge:
            Class A                                    7.86%      3.60%         3.95%
            Class B                                    7.53%      3.25%         3.59%
            Class C                                    7.47%      3.25%         3.59%
          Lehman Brothers Aggregate Bond Index         5.41%      6.63%         7.22%(4)

The table above illustrates the total return of ING Strategic Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B defferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Since inception performance for index is shown from 08/01/98.

PRINCIPAL RISK FACTOR(S): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foriegn currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments. High yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a secruity at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 19.

ING CLASSIC MONEY MARKET FUND                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Classic Money Market Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

PORTFOLIO SPECIFICS: The period covered by this report was volatile for the fixed income markets. After the end of major fighting in Iraq, market participants began focusing on the economy. Concerns about a weakened economy, falling inflation and the potential consequences of deflation caused a significant rally in U.S. Treasury bonds. The Federal Reserve Board's Federal Open Market Committee (the "Fed") provided stimulus by lowering its Federal Funds ("Fed Funds") target rate to 1.0% from 1.25% in June. Stable economic fundamentals and technical factors in the marketplace caused a subsequent and significant sell-off in the Treasury market. By the end of the period, concerns about the lack of follow-through and ongoing weakness in the labor markets prevailed causing Treasury bonds to rally back to where they began the semi-annual period.

In the short-end of the market (securities maturing in 13 months or less), the London-Inter-Bank Offered Rate ("LIBOR") yield curve from one-month to twelve-months was flat or inverted until the Fed lowered rates in June. It then began to steepen in conjunction with the Treasury market sell-off as investors became more optimistic about the economy's outlook. Finally, as the labor markets remained subdued, the yield curve flattened leaving the spread between one-month LIBOR and 12-month LIBOR at 18 basis points, down from an August high of 38 basis points.

With this market backdrop, during most of the period the fund utilized a barbell strategy, whereby maturities of the securities in the portfolio were concentrated at the two extremes of the suitable maturity range. When the yield curve was flat or inverted, purchases were kept short in the one-month to three-month area. In addition, the Fund increased its purchase of floating rate notes. However, prior to the Fed ease in June and as the yield curve steepened when 12-month rates increased in July and August, the fund purchased long paper to take advantage of the higher rates. At the semi-annual period end, the Fund's weighted average maturity was generally longer than competitors.

MARKET OUTLOOK: Going forward, we expect the Fed to leave its Fed Funds target rate unchanged until the labor markets show clear and continued signs of improvement. Additionally, we believe that LIBOR rates will fluctuate within a very narrow range until market participants can better ascertain the point at which the Fed will raise rates.

The Fund will continue to use a barbell strategy and attempt to buy long paper when LIBOR rates are at the top-end of their trading range. Otherwise, purchases will be limited primarily to floating rate notes or securities maturing in the one-month to three-month time frame. The average maturity is expected to remain longer than competitors but may fluctuate based upon the level of interest rates.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

                 See accompanying index descriptions on page 19.

Portfolio Managers' Report                                 ING MONEY MARKET FUND

PORTFOLIO MANAGEMENT: A team of investment professionals led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Money Market Fund (the "Fund") seeks to provide a high level of current income while preserving capital and liquidity. The Fund may achieve this objective by investing in a portfolio of high quality U.S. denominated short-term debt obligations.

PORTFOLIO SPECIFICS: The period covered by this report was volatile for the fixed income markets. After the end of major fighting in Iraq, market participants began focusing on the economy. Concerns about a weakened economy, falling inflation and the potential consequences of deflation caused a significant rally in U.S. Treasury bonds. The Federal Reserve Board's Federal Open Market Committee (the "Fed") provided stimulus by lowering its Federal Funds ("Fed Funds") target rate to 1.0% from 1.25% in June. Stable economic fundamentals and technical factors in the marketplace caused a subsequent and significant sell-off in the Treasury market. By the end of the period, concerns about the lack of follow-through and ongoing weakness in the labor markets prevailed causing Treasury bonds to rally back to where they began the semi-annual period.

In the short-end of the market (securities maturing in 13 months or less), the London-Inter-Bank-Offered Rate ("LIBOR") yield curve from one-month to twelve-months was flat or inverted until the Fed lowered rates in June. It then began to steepen in conjunction with the Treasury market sell-off as investors became more optimistic about the economy's outlook. Finally, as the labor markets remained subdued, the yield curve flattened leaving the spread between one-month LIBOR and 12-month LIBOR at 18 basis points, down from an August high of 38 basis points.

With this market backdrop, the Fund utilized a barbell strategy, whereby maturities of the securities in the portfolio were concentrated at the two extremes of the suitable maturity range. When the yield curve was flat or inverted, purchases were kept short in the one-month to three-month area. In addition, the Fund increased its purchase of floating rate notes. However, prior to the Fed ease in June and as the yield curve steepened when 12-month rates increased in July and August, the Fund purchased long paper to take advantage of the higher rates. At the semi-annual period end, the Fund's weighted average maturity was generally longer than competitors.

MARKET OUTLOOK: Going forward, we expect the Fed to leave its Fed Funds target rate unchanged until the labor markets show clear and continued signs of improvement. Additionally, we believe that LIBOR rates will fluctuate within a very narrow range until market participants can better ascertain the point at which the Fed will raise rates.

The Fund will continue to use a barbell strategy and attempt to buy long paper when LIBOR rates are at the top-end of their trading range. Otherwise, purchases will be limited primarily to floating rate notes or securities maturing in the one-month to three-month time frame. The average maturity is expected to remain longer than competitors but may fluctuate based upon the level of interest rates.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

                 See accompanying index descriptions on page 19.

ING LEXINGTON MONEY MARKET TRUST                      Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Lexington Money Market Trust (the "Trust") seeks to provide high current income while preserving capital and liquidity. This objective is achieved by investing in a portfolio of high quality U.S. denominated short-term debt obligations.

PORTFOLIO SPECIFICS: The period covered by this report was volatile for the fixed income markets. After the end of major fighting in Iraq, market participants began focusing on the economy. Concerns about a weakened economy, falling inflation and the potential consequences of deflation caused a significant rally in U.S. Treasury bonds. The Federal Reserve Board's Federal Open Market Committee (the "Fed") provided stimulus by lowering its Federal Funds ("Fed Funds") target rate to 1.0% from 1.25% in June. Stable economic fundamentals and technical factors in the marketplace caused a subsequent and significant sell-off in the Treasury market. By the end of the period, concerns about the lack of follow-through and ongoing weakness in the labor markets prevailed causing Treasury bonds to rally back to where they began the semi-annual period.

In the short-end of the market (securities maturing in 13 months or less), the London-Inter-Bank Offered Rate ("LIBOR") yield curve from one-month to twelve-months was flat or inverted until the Fed lowered rates in June. It then began to steepen in conjunction with the Treasury market sell-off as investors became more optimistic about the economy's outlook. Finally, as the labor markets remained subdued, the yield curve flattened leaving the spread between one-month LIBOR and 12-month LIBOR at 18 basis points, down from an August high of 38 basis points.

With this market backdrop, the Trust utilized a barbell strategy, whereby maturities of the securities in the portfolio were concentrated at the two extremes of the suitable maturity range. When the yield curve was flat or inverted, purchases were kept short in the one-month to three-month area. In addition, the Trust increased its purchase of floating rate notes. However, prior to the Fed ease in June and as the yield curve steepened when 12-month rates increased in July and August, the Trust purchased long paper to take advantage of the higher rates. At the semi-annual period end, the Fund's weighted average maturity was generally longer than competitors.

MARKET OUTLOOK: Going forward, we expect the Fed to leave its Fed Funds target rate unchanged until the labor markets show clear and continued signs of improvement. Additionally, we believe that LIBOR rates will fluctuate within a very narrow range until market participants can better ascertain the point at which the Fed will raise rates.

The Trust will continue to use a barbell strategy and attempt to buy long paper when LIBOR rates are at the top-end of their trading range. Otherwise, purchases will be limited primarily to floating rate notes or securities maturing in the one-month to three-month time frame. The average maturity is expected to remain longer than competitors but may fluctuate based upon the level of interest rates.

PRINCIPAL RISK FACTOR(S): An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Trust holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

                 See accompanying index descriptions on page 19.

                               INDEX DESCRIPTIONS

THE CREDIT SUISSE FIRST BOSTON HIGH YIELD BOND INDEX serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

THE LEHMAN BROTHERS GOVERNMENT BOND INDEX is an index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and the 20+ Year Treasury Index.

THE LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m, and at least 1 year to maturity. Investors cannot invest directly in an index.

THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

THE LEHMAN BROTHERS U.S. CREDIT INDEX includes investment grade bonds issued by corporations and non-corporate entities.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

THE STANDARD & POORS 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

    STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2003 (Unaudited)

                                                                          ING             ING            ING
                                                          ING          HIGH YIELD      HIGH YIELD    INTERMEDIATE
                                                      GNMA INCOME         BOND        OPPORTUNITY        BOND
                                                         FUND             FUND            FUND           FUND
                                                     -------------   -------------   -------------   -------------
ASSETS:
Investments in securities at value*                  $ 843,124,561   $  64,022,017   $ 299,092,061   $ 373,571,405
Short-term investments at amortized cost                        --       2,507,000       7,261,000      12,634,000
Cash                                                       404,959         169,375         778,977              --
Receivables:
     Investment securities sold                                 --          21,350         640,575      43,744,094
     Fund shares sold                                      517,672          27,392         212,115       1,071,712
     Dividends and interest                              3,915,629       1,472,682       7,498,567       2,364,897
     Other                                                      --           6,769              --              --
Other investments                                               --      16,602,023      82,978,167      71,635,383
Prepaid expenses                                            69,256          20,971          69,998          32,882
Reimbursement due from manager                                  --              --              --           2,005
                                                     -------------   -------------   -------------   -------------
         Total assets                                  848,032,077      84,849,579     398,531,460     505,056,378
                                                     -------------   -------------   -------------   -------------
LIABILITIES:
Payable for investment securities purchased              1,040,827         306,188       1,406,650     101,369,045
Payable for fund shares redeemed                           413,821          48,669       1,173,772         358,494
Income distribution payable                                     --         361,678       1,421,474         786,367
Payable upon return of securities loaned                        --      16,602,023      82,978,167      71,635,383
Payable to affiliates                                      715,354          75,941         409,318         303,946
Payable to custodian                                            --              --              --         155,520
Payable for trustee fees                                    47,233             179          12,838           1,013
Other accrued expenses and liabilities                     539,660          87,320         363,632         136,126
                                                     -------------   -------------   -------------   -------------
         Total liabilities                               2,756,895      17,481,998      87,765,851     174,745,894
                                                     -------------   -------------   -------------   -------------
NET ASSETS                                           $ 845,275,182   $  67,367,581   $ 310,765,609   $ 330,310,484
                                                     =============   =============   =============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in Capital                                      $ 822,679,957   $  72,530,095   $ 780,359,904   $ 321,181,852
Undistributed net investment income
   (accumulated net investment loss)                     4,995,837          (3,259)     (6,382,367)        390,371
Accumulated net realized gain (loss) on
   investments and foreign currencies                  (14,898,286)     (8,547,318)   (431,430,648)      3,823,574
Net unrealized appreciation (depreciation) of
   investments and foreign currencies                   32,497,674       3,388,063     (31,781,280)      4,914,687
                                                     -------------   -------------   -------------   -------------
NET ASSETS                                           $ 845,275,182   $  67,367,581   $ 310,765,609   $ 330,310,484
                                                     =============   =============   =============   =============
 * Cost of securities                                $ 810,626,887   $  60,633,954   $ 330,873,783   $ 368,656,718

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2003 (Unaudited)

                                                                          ING             ING            ING
                                                          ING          HIGH YIELD      HIGH YIELD    INTERMEDIATE
                                                      GNMA INCOME         BOND        OPPORTUNITY        BOND
                                                         FUND             FUND            FUND           FUND
                                                     -------------   -------------   -------------   -------------
CLASS A:
Net Assets                                           $ 615,775,686   $  41,710,367   $  90,696,180   $ 184,329,456
Shares authorized                                        unlimited       unlimited       unlimited       unlimited
Par value                                            $       0.001   $       0.001   $       0.001   $       0.001
Shares outstanding                                      69,121,800       4,843,305      13,137,554      17,351,942
Net asset value and redemption price per share       $        8.91   $        8.61   $        6.90   $       10.62
Maximum offering price per share (4.75%)(1)          $        9.35   $        9.04   $        7.24   $       11.15

CLASS B:
Net Assets                                           $ 142,380,380   $  16,843,329   $ 191,575,361   $  66,223,305
Shares authorized                                        unlimited       unlimited       unlimited       unlimited
Par value                                            $       0.001   $       0.001   $       0.001   $       0.001
Shares outstanding                                      16,055,457       1,955,671      27,597,254       6,245,459
Net asset value and redemption price per share(2)    $        8.87   $        8.61   $        6.94   $       10.60
Maximum offering price per share                     $        8.87   $        8.61   $        6.94   $       10.60

CLASS C:
Net Assets                                           $  78,337,481   $   8,813,885   $  25,114,873   $  65,973,569
Shares authorized                                        unlimited       unlimited       unlimited       unlimited
Par value                                            $       0.001   $       0.001   $       0.001   $       0.001
Shares outstanding                                       8,823,856       1,023,336       3,620,176       6,217,644
Net asset value and redemption price per share(2)    $        8.88   $        8.61   $        6.94   $       10.61
Maximum offering price per share                     $        8.88   $        8.61   $        6.94   $       10.61

CLASS I:
Net Assets                                           $   8,190,350             n/a             n/a   $  13,784,154
Shares authorized                                        unlimited             n/a             n/a       unlimited
Par value                                            $       0.001             n/a             n/a   $       0.001
Shares outstanding                                         918,588             n/a             n/a       1,297,446
Net asset value and redemption price per share       $        8.92             n/a             n/a   $       10.62
Maximum offering price per share                     $        8.92             n/a             n/a   $       10.62

CLASS M:
Net Assets                                           $     438,450             n/a   $   3,216,991             n/a
Shares authorized                                        unlimited             n/a       unlimited             n/a
Par value                                            $       0.001             n/a   $       0.001             n/a
Shares outstanding                                          49,156             n/a         466,367             n/a
Net asset value and redemption price per share       $        8.92             n/a   $        6.90             n/a
Maximum offering price per share (3.25%)(3)          $        9.22             n/a   $        7.13             n/a

CLASS Q:
Net Assets                                           $     152,835             n/a   $     162,204             n/a
Shares authorized                                        unlimited             n/a       unlimited             n/a
Par value                                            $       0.001             n/a   $       0.001             n/a
Shares outstanding                                          17,139             n/a          23,429             n/a
Net asset value and redemption price per share       $        8.92             n/a   $        6.92             n/a
Maximum offering price per share                     $        8.92             n/a   $        6.92             n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2003 (Unaudited)

                                                     ING               ING               ING                              ING
                                                   NATIONAL          STRATEGIC         CLASSIC          ING            LEXINGTON
                                                TAX-EXEMPT BOND        BOND          MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                     FUND              FUND              FUND           FUND             TRUST
                                                ---------------    -------------    -------------   -------------    -------------
ASSETS:
Investments in securities at value*             $    27,542,708    $  44,959,770    $          --   $          --    $          --
Short-term investments at amortized cost                     --        9,050,000      446,659,291      54,383,978       47,964,405
Cash                                                     88,745            7,237            4,814           1,677            1,191
Receivables:
     Investment securities sold                              --        5,502,122               --              --               --
     Fund shares sold                                    19,207           27,279           85,829          76,857               --
     Dividends and interest                             405,432          357,341        1,114,676         172,007          117,138
Other investments                                            --        7,753,044               --              --               --
Prepaid expenses                                         30,229           34,898           82,338          28,300           13,131
Reimbursement due from manager                               --            2,789               --          32,202               --
                                                ---------------    -------------    -------------   -------------    -------------
         Total assets                                28,086,321       67,694,480      447,946,948      54,695,021       48,095,865
                                                ---------------    -------------    -------------   -------------    -------------
LIABILITIES:
Payable for investment securities purchased                  --       12,700,783        4,600,000         500,000          500,000
Payable for fund shares redeemed                             --           64,181            4,163          60,784               --
Payable upon return of securities loaned                     --        7,753,044               --              --               --
Payable to affiliates                                    22,176           39,969          206,577          55,653           23,229
Payable for trustee fees                                    393            5,635            1,098           1,744           66,509
Other accrued expenses and liabilities                  122,721          165,080          720,749         126,650          140,197
                                                ---------------    -------------    -------------   -------------    -------------
         Total liabilities                              145,290       20,728,692        5,532,587         744,831          729,935
                                                ---------------    -------------    -------------   -------------    -------------
NET ASSETS                                      $    27,941,031    $  46,965,788    $ 442,414,361   $  53,950,190    $  47,365,930
                                                ===============    =============    =============   =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                 $    25,742,447    $  57,414,336    $ 442,447,710   $  53,876,583    $  47,366,545
Undistributed net investment income
   (accumulated net investment loss)                        259         (108,578)           2,071          75,355               --
Accumulated net realized gain (loss) on
   investments and foreign currencies                   387,404      (10,786,814)         (35,420)         (1,748)            (615)
Net unrealized appreciation of investments
   and foreign currencies                             1,810,921          446,844               --              --               --
                                                ---------------    -------------    -------------   -------------    -------------
NET ASSETS                                      $    27,941,031    $  46,965,788    $ 442,414,361   $  53,950,190    $  47,365,930
                                                ===============    =============    =============   =============    =============
 * Cost of securities                           $    25,731,787    $  44,512,926    $          --   $          --    $          --

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2003 (Unaudited)

                                                      ING              ING               ING                             ING
                                                    NATIONAL         STRATEGIC         CLASSIC           ING           LEXINGTON
                                                TAX-EXEMPT BOND        BOND          MONEY MARKET    MONEY MARKET     MONEY MARKET
                                                      FUND             FUND              FUND            FUND            TRUST
                                                ---------------    -------------    -------------   -------------    -------------
CLASS A:
Net Assets                                      $    23,975,812    $  30,255,617    $ 440,840,037   $  17,221,564    $  47,365,930
Shares authorized                                     unlimited        unlimited        unlimited       unlimited        unlimited
Par value                                       $         0.001    $       0.001    $       0.001   $       0.001    $       0.001
Shares outstanding                                    2,195,912        2,669,979      440,894,786      17,231,587       47,366,545
Net asset value and redemption price
   per share                                    $         10.92    $       11.33    $        1.00   $        1.00    $        1.00
Maximum offering price per share                $         11.46(1) $       11.90(1) $        1.00   $        1.00    $        1.00

CLASS B:
Net Assets                                      $     2,759,390    $  13,144,211    $   1,034,339   $  29,229,390              n/a
Shares authorized                                     unlimited        unlimited        unlimited       unlimited              n/a
Par value                                       $         0.001    $       0.001    $       0.001   $       0.001              n/a
Shares outstanding                                      252,857        1,190,974        1,034,804      29,232,126              n/a
Net asset value and redemption price
   per share(2)                                 $         10.91    $       11.04    $        1.00   $        1.00              n/a
Maximum offering price per share                $         10.91    $       11.04    $        1.00   $        1.00              n/a

CLASS C:
Net Assets                                      $     1,205,829    $   3,470,322    $     539,985   $   7,499,236              n/a
Shares authorized                                     unlimited        unlimited        unlimited       unlimited              n/a
Par value                                       $         0.001    $       0.001    $       0.001   $       0.001              n/a
Shares outstanding                                      110,415          298,567          539,843       7,502,330              n/a
Net asset value and redemption price
   per share(2)                                 $         10.92    $       11.62    $        1.00   $        1.00              n/a
Maximum offering price per share                $         10.92    $       11.62    $        1.00   $        1.00              n/a

CLASS Q:
Net Assets                                                  n/a    $      95,638              n/a             n/a              n/a
Shares authorized                                           n/a        unlimited              n/a             n/a              n/a
Par value                                                   n/a    $       0.001              n/a             n/a              n/a
Shares outstanding                                          n/a            8,952              n/a             n/a              n/a
Net asset value and redemption price
   per share                                                n/a    $       10.68              n/a             n/a              n/a
Maximum offering price per share                            n/a    $       10.68              n/a             n/a              n/a

----------
(1) Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF OPERATIONS for the six months ended September 30, 2003
                                   (Unaudited)

                                                                         ING              ING            ING
                                                          ING         HIGH YIELD       HIGH YIELD     INTERMEDIATE
                                                      GNMA INCOME        BOND         OPPORTUNITY        BOND
                                                        FUND(1)          FUND           FUND(1)          FUND
                                                     -------------   -------------   -------------   -------------
INVESTMENT INCOME:
Dividends                                            $          --   $      40,165   $     166,163   $       7,072
Interest                                                25,464,540       2,737,767      13,178,984       6,583,738
Securities lending income                                  116,805           1,997          12,889          10,211
                                                     -------------   -------------   -------------   -------------
     Total investment income                            25,581,345       2,779,929      13,358,036       6,601,021
                                                     -------------   -------------   -------------   -------------
EXPENSES:
Investment management fees                               2,159,348         218,871         997,546         784,868
Distribution and service fees:
     Class A                                               809,912          77,151         184,934         301,498
     Class B                                               744,711          74,212         973,705         328,762
     Class C                                               430,468          37,862         131,865         307,873
     Class M                                                 3,154              --          12,457              --
     Class Q                                                   220              --             934              --
     Class T                                                 6,436              --           5,355              --
Transfer agent fees:
     Class A                                               369,169          34,611          88,597         132,390
     Class B                                                86,228          12,839         160,226          50,572
     Class C                                                49,841           6,551          21,646          47,497
     Class I                                                 2,112              --              --             226
     Class M                                                   493              --           1,300              --
     Class Q                                                    46              --             194              --
     Class T                                                 1,947              --           1,697              --
Administrative service fees                                446,081          33,672         166,445         156,972
Shareholder reporting expense                              126,710           2,410          91,613          22,331
Registration fees                                           71,133          18,648          50,085          26,722
Professional fees                                           64,263           5,939          81,478          16,080
Custody and accounting expense                              85,886          15,665          30,515          40,251
Trustee fees                                                18,856             549           5,686           1,607
Insurance expense                                            7,644             497           3,953             925
Miscellaneous expense                                        9,461             646           5,911           1,998
                                                     -------------   -------------   -------------   -------------
     Total expenses                                      5,494,119         540,123       3,016,142       2,220,572
                                                     -------------   -------------   -------------   -------------
Less:
     Net waived and reimbursed fees                             --          21,482          94,043          85,791
                                                     -------------   -------------   -------------   -------------
     Net expenses                                        5,494,119         518,641       2,922,099       2,134,781
                                                     -------------   -------------   -------------   -------------
Net investment income                                   20,087,226       2,261,288      10,435,937       4,466,240
                                                     -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FOREIGN CURRENCIES AND FUTURES:
Net realized gain (loss) on:
     Investments                                           958,028         705,855      (5,673,866)      1,863,310
     Foreign currencies                                         --              --              --          11,870
     Futures                                                    --              --              --        (916,783)
                                                     -------------   -------------   -------------   -------------
         Net realized gain (loss) on investments
           and foreign currencies                          958,028         705,855      (5,673,866)        958,397
                                                     -------------   -------------   -------------   -------------
Net change in unrealized appreciation
   (depreciation) on Investments                       (10,656,605)      1,762,414      20,471,526       1,563,727
                                                     -------------   -------------   -------------   -------------
Net realized and unrealized gain (loss) on
   investments, foreign currencies and futures          (9,698,577)      2,468,269      14,797,660       2,522,124
                                                     -------------   -------------   -------------   -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $  10,388,649   $   4,729,557   $  25,233,597   $   6,988,364
                                                     =============   =============   =============   =============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio.

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF OPERATIONS for the six months ended September 30, 2003
                                   (Unaudited)

                                                     ING               ING               ING                              ING
                                                   NATIONAL          STRATEGIC         CLASSIC           ING           LEXINGTON
                                                TAX-EXEMPT BOND        BOND          MONEY MARKET    MONEY MARKET     MONEY MARKET
                                                     FUND              FUND              FUND            FUND            TRUST
                                                ---------------    -------------    -------------   -------------    -------------
INVESTMENT INCOME:
Dividends                                       $            --    $      14,434*   $          --   $          --    $          --
Interest                                                648,500        1,250,177        2,797,580         354,528          292,751
Securities lending income                                    --            1,240               --              --               --
                                                ---------------    -------------    -------------   -------------    -------------
     Total investment income                            648,500        1,265,851        2,797,580         354,528          292,751
                                                ---------------    -------------    -------------   -------------    -------------
EXPENSES:
Investment management fees                               71,623          109,522          561,339         101,322          120,368
Distribution and service fees:
     Class A                                             43,157           54,042        1,678,023          23,042               --
     Class B                                             14,133           51,632            5,326         153,713               --
     Class C                                              5,806           14,783            2,666          43,615               --
     Class Q                                                 --              119               --              --               --
Transfer agent fees:
     Class A                                             20,962           36,580          224,406          16,601           26,475
     Class B                                              2,402           16,316              534          27,644               --
     Class C                                                987            4,671              267           7,829               --
     Class Q                                                 --               24               --              --               --
Administrative service fees                              14,325           24,354               --          28,939           24,074
Shareholder reporting expense                             3,861           11,644          105,055          27,520            3,130
Registration fees                                        18,114           29,915           40,155          27,262           12,958
Professional fees                                         2,818            6,792           57,636          10,060            3,371
Custody and accounting expense                            1,457            5,940           51,440          10,840            5,819
Trustee fees                                                465            1,716            8,967           1,281              534
Insurance expense                                           274              565            5,088              39              588
Miscellaneous expense                                       625              355            5,812           1,116              851
                                                ---------------    -------------    -------------   -------------    -------------
     Total expenses                                     201,009          368,970        2,746,714         480,823          198,168
                                                ---------------    -------------    -------------   -------------    -------------
Less:
     Net waived and reimbursed fees                      20,729           52,817        1,011,800         196,297               --
                                                ---------------    -------------    -------------   -------------    -------------
     Net expenses                                       180,280          316,153        1,734,914         284,526          198,168
                                                ---------------    -------------    -------------   -------------    -------------
Net investment income                                   468,220          949,698        1,062,666          70,002           94,583
                                                ---------------    -------------    -------------   -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain (loss) on investments                  79,614        1,405,950              (52)            (12)              (7)
Net change in unrealized appreciation
   (depreciation) on investments                         52,646         (829,192)              --              --               --
                                                ---------------    -------------    -------------   -------------    -------------
Net realized and unrealized gain (loss)
   on investments                                       132,260          576,758              (52)            (12)              (7)
                                                ---------------    -------------    -------------   -------------    -------------
INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                   $       600,480    $   1,526,456    $   1,062,614   $      69,990    $      94,576
                                                ===============    =============    =============   =============    =============

----------
* Dividends from investment in mutual fund(s) that are within the ING Family of Funds.

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                               ING GNMA INCOME FUND
                                                                                        ----------------------------------
                                                                                          SIX MONTHS            YEAR
                                                                                             ENDED              ENDED
                                                                                         SEPTEMBER 30,        MARCH 31,
                                                                                            2003(1)             2003
                                                                                        ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                   $    20,087,226    $    36,889,960
Net realized gain on investments                                                                958,028          5,042,643
Net change in unrealized appreciation (depreciation) of investments                         (10,656,605)        34,018,750
                                                                                        ---------------    ---------------
Net increase in net assets resulting from operations                                         10,388,649         75,951,353
                                                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                                                  (15,571,568)       (29,495,907)
   Class B                                                                                   (3,051,558)        (4,693,328)
   Class C                                                                                   (1,758,472)        (2,537,958)
   Class I                                                                                     (207,999)          (220,288)
   Class M                                                                                      (18,709)           (40,111)
   Class Q                                                                                       (4,291)           (10,700)
   Class T                                                                                     (101,868)          (469,273)
                                                                                        ---------------    ---------------
Total distributions                                                                         (20,714,465)       (37,467,565)
                                                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            198,548,726        821,729,875
Dividends reinvested                                                                         13,884,174         30,193,127
                                                                                        ---------------    ---------------
                                                                                            212,432,900        851,923,002
Cost of shares redeemed                                                                    (279,591,762)      (633,633,432)
                                                                                        ---------------    ---------------
Net increase (decrease) in net asset resulting from capital share transactions              (67,158,862)       218,289,570
                                                                                        ---------------    ---------------
Net increase (decrease) in net assets                                                       (77,484,678)       256,773,358

NET ASSETS:
Net assets, beginning of period                                                             922,759,860        665,986,502
                                                                                        ---------------    ---------------
Net assets, end of period                                                               $   845,275,182    $   922,759,860
                                                                                        ===============    ===============
Undistributed net investment income                                                     $     4,995,837    $     5,623,076
                                                                                        ===============    ===============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio.

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                             ING HIGH YIELD BOND FUND
                                                                                        ----------------------------------
                                                                                          SIX MONTHS            YEAR
                                                                                             ENDED              ENDED
                                                                                         SEPTEMBER 30,        MARCH 31,
                                                                                             2003               2003
                                                                                        ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                   $     2,261,288    $     3,445,168
Net realized gain (loss) on investments                                                         705,855         (3,397,962)
Net change in unrealized appreciation of investments                                          1,762,414          1,176,457
                                                                                        ---------------    ---------------
Net increase in net assets resulting from operations                                          4,729,557          1,223,663
                                                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                                                   (1,574,578)        (2,766,837)
   Class B                                                                                     (459,136)          (521,174)
   Class C                                                                                     (234,351)          (156,078)
                                                                                        ---------------    ---------------
Total distributions                                                                          (2,268,065)        (3,444,089)
                                                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             32,516,066         29,329,351
Dividends reinvested                                                                            743,910          2,417,063
                                                                                        ---------------    ---------------
                                                                                             33,259,976         31,746,414
Cost of shares redeemed                                                                     (28,594,264)       (16,116,161)
                                                                                        ---------------    ---------------
Net increase in net asset resulting from capital share transactions                           4,665,712         15,630,253
                                                                                        ---------------    ---------------
Net increase in net assets                                                                    7,127,204         13,409,827

NET ASSETS:
Net assets, beginning of period                                                              60,240,377         46,830,550
                                                                                        ---------------    ---------------
Net assets, end of period                                                               $    67,367,581    $    60,240,377
                                                                                        ===============    ===============
Undistributed net investment income (accumulated net investment loss)
   at end of period                                                                     $        (3,259)   $         3,518
                                                                                        ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                         ING HIGH YIELD OPPORTUNITY FUND
                                                                                        ----------------------------------
                                                                                          SIX MONTHS            YEAR
                                                                                             ENDED              ENDED
                                                                                         SEPTEMBER 30,        MARCH 31,
                                                                                            2003(1)             2003
                                                                                        ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                   $    10,435,937    $    30,457,234
Net realized loss on investments and foreign currencies                                      (5,673,866)       (96,633,896)
Net change in unrealized appreciation of investments and foreign currencies                  20,471,526         56,996,543
                                                                                        ---------------    ---------------
Net increase (decrease) in net assets resulting from operations                              25,233,597         (9,180,119)
                                                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                                                   (4,317,058)        (9,456,286)
   Class B                                                                                   (7,216,672)       (21,289,988)
   Class C                                                                                     (981,907)        (2,702,939)
   Class M                                                                                     (127,743)          (371,212)
   Class Q                                                                                      (32,884)          (155,515)
   Class T                                                                                      (77,747)          (768,604)
                                                                                        ---------------    ---------------
Total distributions                                                                         (12,754,011)       (34,744,544)
                                                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            160,250,385        133,859,674
Net proceeds from shares issued in merger                                                            --        165,224,943
Dividends reinvested                                                                          4,112,746         12,333,581
                                                                                        ---------------    ---------------
                                                                                            164,363,131        311,418,198
Cost of shares redeemed                                                                    (195,711,533)      (171,385,626)
                                                                                        ---------------    ---------------
Net increase (decrease) in net asset resulting from capital share transactions              (31,348,402)       140,032,572
                                                                                        ---------------    ---------------
Net increase (decrease) in net assets                                                       (18,868,816)        96,107,909

NET ASSETS:
Net assets, beginning of period                                                             329,634,425        233,526,516
                                                                                        ---------------    ---------------
Net assets, end of period                                                               $   310,765,609    $   329,634,425
                                                                                        ===============    ===============
Accumulated net investment loss                                                         $    (6,382,367)   $    (4,064,293)
                                                                                        ===============    ===============

----------
(1) Effective June 2, 2003, Class "T" Shares converted into the corresponding "A" Shares within this portfolio.

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                            ING INTERMEDIATE BOND FUND
                                                                                        ----------------------------------
                                                                                          SIX MONTHS            YEAR
                                                                                             ENDED              ENDED
                                                                                         SEPTEMBER 30,        MARCH 31,
                                                                                             2003               2003
                                                                                        ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                   $     4,466,240    $     4,368,653
Net realized gain on investments                                                                958,397          6,354,721
Net change in unrealized appreciation of investments                                          1,563,727          3,644,655
                                                                                        ---------------    ---------------
Net increase in net assets resulting from operations                                          6,988,364         14,368,029
                                                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                                                   (2,687,394)        (2,646,393)
   Class B                                                                                     (787,682)          (883,176)
   Class C                                                                                     (734,231)          (640,872)
   Class I                                                                                     (268,643)          (477,266)
Net realized gain from investments:
   Class A                                                                                           --         (1,231,072)
   Class B                                                                                           --           (615,852)
   Class C                                                                                           --           (439,608)
   Class I                                                                                           --           (189,306)
                                                                                        ---------------    ---------------
Total distributions                                                                          (4,477,950)        (7,123,545)
                                                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            169,029,601        332,254,935
Dividends reinvested                                                                          2,368,595          5,172,910
                                                                                        ---------------    ---------------
                                                                                            171,398,196        337,427,845
Cost of shares redeemed                                                                    (119,816,449)      (137,354,984)
                                                                                        ---------------    ---------------
Net increase in net asset resulting from capital share transactions                          51,581,747        200,072,861
                                                                                        ---------------    ---------------
Net increase in net assets                                                                   54,092,161        207,317,345

NET ASSETS:
Net assets, beginning of period                                                             276,218,323         68,900,978
                                                                                        ---------------    ---------------
Net assets, end of period                                                               $   330,310,484    $   276,218,323
                                                                                        ===============    ===============
Undistributed net investment income                                                     $       390,371    $       402,081
                                                                                        ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                        ING NATIONAL TAX-EXEMPT BOND FUND
                                                                                        ----------------------------------
                                                                                          SIX MONTHS            YEAR
                                                                                             ENDED              ENDED
                                                                                         SEPTEMBER 30,        MARCH 31,
                                                                                             2003               2003
                                                                                        ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                   $       468,220    $       942,720
Net realized gain on investments                                                                 79,614            554,367
Net change in unrealized appreciation of investments                                             52,646          1,064,463
                                                                                        ---------------    ---------------
Net increase in net assets resulting from operations                                            600,480          2,561,550
                                                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                                                     (415,868)          (864,277)
   Class B                                                                                      (37,084)           (65,210)
   Class C                                                                                      (15,269)           (13,233)
Net realized gain from investments:
   Class A                                                                                           --           (278,763)
   Class B                                                                                           --            (28,167)
   Class C                                                                                           --             (5,340)
                                                                                        ---------------    ---------------
Total distributions                                                                            (468,221)        (1,254,990)
                                                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              3,723,832          5,127,333
Dividends reinvested                                                                            162,190          1,192,567
                                                                                        ---------------    ---------------
                                                                                              3,886,022          6,319,900
Cost of shares redeemed                                                                      (3,580,054)        (4,528,460)
                                                                                        ---------------    ---------------
Net increase in net asset resulting from capital share transactions                             305,968          1,791,440
                                                                                        ---------------    ---------------
Net increase in net assets                                                                      438,227          3,098,000

NET ASSETS:
Net assets, beginning of period                                                              27,502,804         24,404,804
                                                                                        ---------------    ---------------
Net assets, end of period                                                               $    27,941,031    $    27,502,804
                                                                                        ===============    ===============
Undistributed net investment income                                                     $           259    $           260
                                                                                        ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                             ING STRATEGIC BOND FUND
                                                                                        ----------------------------------
                                                                                          SIX MONTHS            YEAR
                                                                                             ENDED              ENDED
                                                                                         SEPTEMBER 30,        MARCH 31,
                                                                                             2003               2003
                                                                                        ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                   $       949,698    $     2,452,863
Net realized gain (loss) on investments and foreign currencies                                1,405,950         (1,656,314)
Net change in unrealized appreciation (depreciation) of investments
   and foreign currencies                                                                      (829,192)         3,254,804
                                                                                        ---------------    ---------------
Net increase in net assets resulting from operations                                          1,526,456          4,051,353
                                                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                                                     (741,219)        (1,899,039)
   Class B                                                                                     (305,178)          (676,354)
   Class C                                                                                      (80,738)          (238,634)
   Class Q                                                                                       (2,596)           (13,330)
                                                                                        ---------------    ---------------
Total distributions                                                                          (1,129,731)        (2,827,357)
                                                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             29,822,446         47,353,582
Dividends reinvested                                                                            555,178          2,080,078
                                                                                        ---------------    ---------------
                                                                                             30,377,624         49,433,660
Cost of shares redeemed                                                                     (33,193,802)       (52,572,135)
                                                                                        ---------------    ---------------
Net decrease in net asset resulting from capital share transactions                          (2,816,178)        (3,138,475)
                                                                                        ---------------    ---------------
Net increase in net assets                                                                   (2,419,453)        (1,914,479)

NET ASSETS:
Net assets, beginning of period                                                              49,385,241         51,299,720
                                                                                        ---------------    ---------------
Net assets, end of period                                                               $    46,965,788    $    49,385,241
                                                                                        ===============    ===============
Undistributed net investment income (Accumulated net investment loss)                   $      (108,578)   $        71,455
                                                                                        ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                          ING CLASSIC MONEY MARKET FUND
                                                                                        ----------------------------------
                                                                                          SIX MONTHS            YEAR
                                                                                             ENDED              ENDED
                                                                                         SEPTEMBER 30,        MARCH 31,
                                                                                             2003               2003
                                                                                        ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                   $     1,062,666    $     5,124,447
Net realized loss on investments                                                                    (52)               (57)
                                                                                        ---------------    ---------------
Net increase in net assets resulting from operations                                          1,062,614          5,124,390
                                                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                                                   (1,059,502)        (5,114,775)
   Class B                                                                                         (729)            (7,398)
   Class C                                                                                         (364)            (2,274)
                                                                                        ---------------    ---------------
Total distributions                                                                          (1,060,595)        (5,124,447)
                                                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            311,750,260        574,919,432
Dividends reinvested                                                                          1,039,295          4,997,911
                                                                                        ---------------    ---------------
                                                                                            312,789,555        579,917,343
Cost of shares redeemed                                                                    (331,022,020)      (671,848,890)
                                                                                        ---------------    ---------------
Net decrease in net asset resulting from capital share transactions                         (18,232,465)       (91,931,547)
                                                                                        ---------------    ---------------
Net decrease in net assets                                                                  (18,230,446)       (91,931,604)

NET ASSETS:
Net assets, beginning of period                                                             460,644,807        552,576,411
                                                                                        ---------------    ---------------
Net assets, end of period                                                               $   442,414,361    $   460,644,807
                                                                                        ===============    ===============
Undistributed net investment income                                                     $         2,071    $            --
                                                                                        ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                               ING MONEY MARKET FUND
                                                                                        ----------------------------------
                                                                                          SIX MONTHS            YEAR
                                                                                             ENDED              ENDED
                                                                                         SEPTEMBER 30,        MARCH 31,
                                                                                             2003               2003
                                                                                        ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                   $        70,002    $       186,079
Net realized gain (loss) on investments                                                             (12)             4,302
                                                                                        ---------------    ---------------
Net increase in net assets resulting from operations                                             69,990            190,381
                                                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                                                      (72,799)          (182,584)
   Class B                                                                                          (90)            (1,872)
   Class C                                                                                          (14)            (1,623)
                                                                                        ---------------    ---------------
Total distributions                                                                             (72,903)          (186,079)
                                                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             98,781,799        273,325,312
Dividends reinvested                                                                             64,281            143,653
                                                                                        ---------------    ---------------
                                                                                             98,846,080        273,468,965
Cost of shares redeemed                                                                    (106,231,752)      (281,446,484)
                                                                                        ---------------    ---------------
Net decrease in net asset resulting from capital share transactions                          (7,385,672)        (7,977,519)
                                                                                        ---------------    ---------------
Net decrease in net assets                                                                   (7,388,585)        (7,973,217)

NET ASSETS:
Net assets, beginning of period                                                              61,338,775         69,311,992
                                                                                        ---------------    ---------------
Net assets, end of period                                                               $    53,950,190    $    61,338,775
                                                                                        ===============    ===============
Undistributed net investment income                                                     $        75,355    $        78,256
                                                                                        ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                         ING LEXINGTON MONEY MARKET TRUST
                                                                                        ----------------------------------
                                                                                          SIX MONTHS            YEAR
                                                                                             ENDED              ENDED
                                                                                         SEPTEMBER 30,        MARCH 31,
                                                                                             2003               2003
                                                                                        ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                   $        94,583    $       361,267
Net realized loss on investments                                                                     (7)              (608)
                                                                                        ---------------    ---------------
Net increase in net assets resulting from operations                                             94,576            360,659
                                                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                                           (94,583)          (361,267)
                                                                                        ---------------    ---------------
Total distributions                                                                             (94,583)          (361,267)
                                                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              9,232,139         20,789,645
Dividends reinvested                                                                             91,078            347,083
                                                                                        ---------------    ---------------
                                                                                              9,323,217         21,136,728
Cost of shares redeemed                                                                     (12,109,800)       (26,205,992)
                                                                                        ---------------    ---------------
Net decrease in net asset resulting from capital share transactions                          (2,786,583)        (5,069,264)
                                                                                        ---------------    ---------------
Net decrease in net assets                                                                   (2,786,590)        (5,069,872)

NET ASSETS:
Net assets, beginning of period                                                              50,152,520         55,222,392
                                                                                        ---------------    ---------------
Net assets, end of period                                                               $    47,365,930    $    50,152,520
                                                                                        ===============    ===============
Undistributed net investment income                                                     $            --    $            --
                                                                                        ===============    ===============

                 See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (UNAUDITED)                            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                  -------------------------------------------------------------------------------
                                                                                        THREE
                                                   SIX MONTHS      YEAR       YEAR      MONTHS
                                                      ENDED        ENDED      ENDED     ENDED         YEAR ENDED DECEMBER 31,
                                                  SEPTEMBER 30,  MARCH 31,  MARCH 31,  MARCH 31,  -------------------------------
                                                     2003(1)       2003       2002      2001(2)    2000(3)      1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $      9.00        8.53       8.63       8.41       8.08        8.53       8.40
 Income (loss) from investment operations:
 Net investment income                            $      0.21        0.42       0.46       0.12       0.54        0.50       0.48
 Net realized and unrealized gain (loss)
   on investments                                 $     (0.09)       0.49      (0.09)      0.22       0.27       (0.45)      0.13
 Total from investment operations                 $      0.12        0.91       0.37       0.34       0.81        0.05       0.61
 Less distributions from:
 Net investment income                            $      0.21        0.44       0.47       0.12       0.48        0.50       0.48
 Total distributions                              $      0.21        0.44       0.47       0.12       0.48        0.50       0.48
 Net asset value, end of period                   $      8.91        9.00       8.53       8.63       8.41        8.08       8.53
 TOTAL RETURN(4)                                  %      1.42       10.82       4.38       4.09      10.36        0.58       7.52

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $   615,776     666,433    535,903    449,460    368,615     376,580    273,591
 Ratios to average net assets:
 Expenses(5)                                      %      1.03        1.13       1.22       1.16       1.06        0.99       1.01
 Net investment income(5)                         %      4.64        4.78       5.32       5.75       6.54        6.04       5.85
 Portfolio turnover rate                          %       101          75         76         33         65          25         54

                                                                                               CLASS B
                                                                   ----------------------------------------------------------------
                                                                    SIX MONTHS       YEAR      YEAR       THREE MONTHS   OCTOBER 6,
                                                                       ENDED         ENDED     ENDED         ENDED      2000(6) TO
                                                                   SEPTEMBER 30,   MARCH 31,  MARCH 31,     MARCH 31,    DEC. 31,
                                                                      2003(1)        2003      2002         2001(2)        2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                              $      8.96         8.50       8.61         8.40         8.20
 Income (loss) from investment operations:
 Net investment income                                             $      0.18         0.35       0.39         0.13         0.09
 Net realized and unrealized gain (loss) on investments            $     (0.09)        0.48      (0.09)        0.19         0.18
 Total from investment operations                                  $      0.09         0.83       0.30         0.32         0.27
 Less distributions from:
 Net investment income                                             $      0.18         0.37       0.41         0.11         0.07
 Total distributions                                               $      0.18         0.37       0.41         0.11         0.07
 Net asset value, end of period                                    $      8.87         8.96       8.50         8.61         8.40
 TOTAL RETURN(4)                                                   %      1.04         9.95       3.53         3.70         3.32

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                 $   142,380      150,549     79,302       47,406          866
 Ratios to average net assets:
 Expenses(5)                                                       %      1.78         1.88       1.98         1.90         1.81
 Net investment income(5)                                          %      3.94         3.98       4.55         4.88         5.79
 Portfolio turnover rate                                           %       101           75         76           33           65

(1) Effective August 1, 2003, ING Investments, LLC appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3) Effective July 26, 2000, ING Investments, LLC became the Investment Adviser of the Fund.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements.

ING GNMA INCOME FUND (UNAUDITED) (CONTINUED)                FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                               CLASS C
                                                                   ----------------------------------------------------------------
                                                                                                             THREE
                                                                     SIX MONTHS      YEAR        YEAR        MONTHS     OCTOBER 13,
                                                                        ENDED        ENDED       ENDED       ENDED      2000(3) TO
                                                                   SEPTEMBER 30,   MARCH 31,   MARCH 31,    MARCH 31,    DEC. 31,
                                                                       2003(1)       2003        2002        2001(2)       2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                              $      8.97         8.51       8.61          8.40         8.24
 Income (loss) from investment operations:
 Net investment income                                             $      0.18         0.36       0.40          0.11         0.09
 Net realized and unrealized gain (loss) on investments            $     (0.09)        0.47      (0.09)         0.21         0.14
 Total from investment operations                                  $      0.09         0.83       0.31          0.32         0.23
 Less distributions from:
 Net investment income                                             $      0.18         0.37       0.41          0.11         0.07
 Total distributions                                               $      0.18         0.37       0.41          0.11         0.07
 Net asset value, end of period                                    $      8.88         8.97       8.51          8.61         8.40
 TOTAL RETURN(4)                                                   %      1.03         9.95       3.65          3.69         2.82

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                 $    78,337       87,970     37,193        13,744        1,833
 Ratios to average net assets:
 Expenses(5)                                                       %      1.78         1.88       1.99          1.93         1.81
 Net investment income(5)                                          %      3.93         3.97       4.52          4.87         5.79
 Portfolio turnover rate                                           %       101           75         76            33           65

                                                                                                CLASS M
                                                                        --------------------------------------------------------
                                                                         SIX MONTHS        YEAR           YEAR      FEBRUARY 23,
                                                                            ENDED          ENDED          ENDED      2001(3) TO
                                                                        SEPTEMBER 30,    MARCH 31,      MARCH 31,     MARCH 31,
                                                                           2003(1)         2003           2002          2001
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                   $      9.01          8.54           8.63          8.51
 Income (loss) from investment operations:
 Net investment income                                                  $      0.26          0.37           0.41          0.04
 Net realized and unrealized gain (loss) on investments                 $     (0.16)         0.49          (0.07)         0.08
 Total from investment operations                                       $      0.10          0.86           0.34          0.12
 Less distributions from:
 Net investment income                                                  $      0.19          0.39           0.43            --
 Total distributions                                                    $      0.19          0.39           0.43            --
 Net asset value, end of period                                         $      8.92          9.01           8.54          8.63
 TOTAL RETURN(4)                                                        %      1.12         10.29           4.03          1.41

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                      $       438         1,111            495           247
 Ratios to average net assets:
 Expenses(5)                                                            %      1.53          1.62           1.73          1.61
 Net investment income(5)                                               %      4.25          4.19           4.81          4.88
 Portfolio turnover rate                                                %       101            75             76            33

(1) Effective August 1, 2003, ING Investments, LLC appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3)  Commencement of operations of class.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

ING HIGH YIELD BOND FUND (UNAUDITED)                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS      YEAR       YEAR     FIVE MONTHS      YEAR      DECEMBER 15,
                                                       ENDED        ENDED      ENDED       ENDED         ENDED      1998(2) TO
                                                   SEPTEMBER 30,  MARCH 31,  MARCH 31,   MARCH 31,    OCTOBER 31,  OCTOBER 31,
                                                      2003(6)       2003       2002       2001(1)        2000         1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $      8.29        8.74       9.36        9.24          9.96        10.00
 Income (loss) from investment operations:
 Net investment income                             $      0.29        0.61       0.78        0.39          0.85         0.67
 Net realized and unrealized gain (loss)
   on investments                                  $      0.33       (0.45)     (0.62)       0.12         (0.65)       (0.04)
 Total from investment operations                  $      0.62        0.16       0.16        0.51          0.20         0.63
 Less distributions from:
 Net investment income                             $      0.30        0.61       0.78        0.39          0.86         0.67
 Net realized gain on investments                  $        --          --         --          --          0.06           --
 Total distributions                               $      0.30        0.61       0.78        0.39          0.92         0.67
 Net asset value, end of period                    $      8.61        8.29       8.74        9.36          9.24         9.96
 TOTAL RETURN(3)                                   %      7.53        2.24       1.94        5.61          1.89         6.37

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $    41,710      43,375     38,525      33,459        33,220       30,537
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)    %      1.30        1.30       1.30        1.09          1.04         1.00
 Gross expenses prior to expense
   reimbursement(4)                                %      1.40        1.43       1.79        1.63          2.16         2.32
 Net investment income after expense
   reimbursement(4)(5)                             %      6.94        7.48       8.67       10.24          8.75         7.53
 Portfolio turnover rate                           %        52         122        344         253           481          756

                                                                                      CLASS B
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS      YEAR       YEAR     FIVE MONTHS      YEAR      DECEMBER 15,
                                                      ENDED        ENDED      ENDED       ENDED         ENDED      1998(2) TO
                                                   SEPTEMBER 30,  MARCH 31,  MARCH 31,   MARCH 31,    OCTOBER 31,  OCTOBER 31,
                                                      2003(6)       2003       2002       2001(1)        2000         1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $      8.28        8.74       9.36        9.23          9.96        10.00
 Income (loss) from investment operations:
 Net investment income                             $      0.26        0.55       0.72        0.36          0.78         0.60
 Net realized and unrealized gain (loss)
   on investments                                  $      0.33       (0.46)     (0.62)       0.14         (0.66)       (0.05)
 Total from investment operations                  $      0.59        0.09       0.10        0.50          0.12         0.55
 Less distributions from:
 Net investment income                             $      0.26        0.55       0.72        0.37          0.79         0.59
 Net realized gain on investments                  $        --          --         --          --          0.06           --
 Total distributions                               $      0.26        0.55       0.72        0.37          0.85         0.59
 Net asset value, end of period                    $      8.61        8.28       8.74        9.36          9.23         9.96
 TOTAL RETURN(3)                                   %      7.25        1.37       1.29        5.43          1.02         5.57

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $    16,843      11,584      6,673       5,025         3,702        2,374
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)    %      2.05        2.05       2.05        1.84          1.79         1.72
 Gross expenses prior to expense
   reimbursement(4)                                %      2.05        2.07       2.44        2.28          2.41         2.64
 Net investment income after expense
   reimbursement(4)(5)                             %      6.20        6.73       7.85        9.49          7.99         6.90
 Portfolio turnover rate                           %        52         122        344         253           481          756

(1)  The Fund changed its fiscal year end to March 31.

(2)  Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(6) Effective September 2, 2003 Aeltus Investment Management, Inc., replaced ING Investment Management, LLC as the Sub-Adviser.

                 See Accompanying Notes to Financial Statements.

ING HIGH YIELD BOND FUND (UNAUDITED) (CONTINUED)            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS      YEAR       YEAR     FIVE MONTHS      YEAR      DECEMBER 15,
                                                       ENDED        ENDED      ENDED       ENDED         ENDED      1998(2) TO
                                                   SEPTEMBER 30,  MARCH 31,  MARCH 31,   MARCH 31,    OCTOBER 31,  OCTOBER 31,
                                                      2003(6)       2003       2002       2001(1)        2000         1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $      8.28       8.74       9.36        9.23          9.96         10.00
 Income (loss) from investment operations:
 Net investment income                             $      0.27       0.56       0.71        0.37          0.78          0.62
 Net realized and unrealized gain (loss)
   on investments                                  $      0.33      (0.46)     (0.61)       0.12         (0.66)        (0.06)
 Total from investment operations                  $      0.60       0.10       0.10        0.49          0.12          0.56
 Less distributions from:
 Net investment income                             $      0.27       0.56       0.72        0.36          0.79          0.60
 Net realized gain on investments                  $        --         --         --          --          0.06            --
 Total distributions                               $      0.27       0.56       0.72        0.36          0.85          0.60
 Net asset value, end of period                    $      8.61       8.28       8.74        9.36          9.23          9.96
 TOTAL RETURN(3)                                   %      7.27       1.43       1.21        5.39          1.02          5.67

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $     8,814      5,281      1,633       1,314         1,578           776
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)    %      2.05       2.04       2.05        1.84          1.79          1.73
 Gross expenses prior to expense reimbursement(4)  %      2.05       2.06       2.44        2.29          2.40          2.66
 Net investment income after expense
   reimbursement(4)(5)                             %      6.21       6.72       7.92        9.42          7.98          7.01
 Portfolio turnover rate                           %        52        122        344         253           481           756

(1)  The Fund changed its fiscal year end to March 31.

(2)  Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(6) Effective September 2, 2003 Aeltus Investment Management Inc., replaced ING Investment Management, LLC as the Sub-Adviser.

                 See Accompanying Notes to Financial Statements.

ING HIGH YIELD OPPORTUNITY FUND (UNAUDITED)                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS A
                                             --------------------------------------------------------------------------------------
                                                                                                               THREE
                                              SIX MONTHS      YEAR        YEAR      NINE MONTHS     YEAR       MONTHS       YEAR
                                                 ENDED        ENDED       ENDED        ENDED        ENDED       ENDED       ENDED
                                             SEPTEMBER 30,  MARCH 31,   MARCH 31,    MARCH 31,     JUNE 30,   JUNE 30,    MARCH 31,
                                                2003(1)       2003        2002        2001(2)        2000      1999(3)      1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      6.66        7.51        8.69         10.80        11.57     11.66       12.72
 Income (loss) from investment operations:
 Net investment income                       $      0.23        0.78        0.88          0.84         1.18      0.28        1.12
 Net realized and unrealized gain (loss)
   on investments                            $      0.31       (0.84)      (1.07)        (2.09)       (0.75)    (0.09)      (1.00)
 Total from investment operations            $      0.54       (0.06)      (0.19)        (1.25)        0.43      0.19        0.12
 Less distributions from:
 Net investment income                       $      0.30        0.79        0.99          0.86         1.20      0.28        1.18
 Total distributions                         $      0.30        0.79        0.99          0.86         1.20      0.28        1.18
 Net asset value, end of period              $      6.90        6.66        7.51          8.69        10.80     11.57       11.66
 TOTAL RETURN(4)                             %      7.85       (0.40)      (1.84)       (11.87)        3.96      1.60        1.13

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    90,696     101,603      53,122        55,230       34,416    16,795      17,327
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(5)(6)                       %      1.34        1.13        1.17          1.10         1.18      1.10        1.12
 Gross expenses prior to expense
   reimbursement(5)                          %      1.39        1.47        1.45          1.32         1.37      1.37        1.53
 Net investment income after expense
   reimbursement(5)(6)                       %      6.75       10.14       11.02         11.43        10.63      9.68        9.44
 Portfolio turnover rate                     %        70         131         102           113          113        44         242

                                                                                     CLASS B
                                             --------------------------------------------------------------------------------------
                                                                                                               THREE
                                              SIX MONTHS      YEAR        YEAR      NINE MONTHS      YEAR      MONTHS       YEAR
                                                 ENDED        ENDED       ENDED        ENDED         ENDED     ENDED        ENDED
                                             SEPTEMBER 30,  MARCH 31,   MARCH 31,    MARCH 31,     JUNE 30,   JUNE 30,    MARCH 31,
                                                2003(1)       2003        2002        2001(2)        2000      1999(3)      1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      6.69        7.54        8.71         10.81        11.58     11.66       12.71
 Income (loss) from investment operations:
 Net investment income                       $      0.23        0.70        0.81          0.81         1.11      0.27        1.04
 Net realized and unrealized gain (loss)
   on investments                            $      0.30       (0.81)      (1.05)        (2.10)       (0.75)    (0.09)      (0.99)
 Total from investment operations            $      0.53       (0.11)      (0.24)        (1.29)        0.36      0.18        0.05
 Less distributions from:
 Net investment income                       $      0.28        0.74        0.93          0.81         1.13      0.26        1.10
 Total distributions                         $      0.28        0.74        0.93          0.81         1.13      0.26        1.10
 Net asset value, end of period              $      6.94        6.69        7.54          8.71        10.81     11.58       11.66
 TOTAL RETURN(4)                             %      7.62       (1.07)      (2.49)       (12.22)        3.28      1.53        0.55

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $   191,575     192,643     143,742       181,175      103,246    41,882      42,960
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(5)(6)                       %      1.97        1.78        1.82          1.75         1.83      1.75        1.77
 Gross expenses prior to expense
   reimbursement(5)                          %      2.02        2.12        2.10          1.97         2.02      2.02        2.18
 Net investment income after expense
   reimbursement(5)(6)                       %      6.02        9.56       10.48         10.97         9.98      9.03        8.84
 Portfolio turnover rate                     %        70         131         102           113          113        44         242

(1) Effective August 1, 2003 ING Investments, LLC, appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3) Effective May 24, 1999, ING Investments, LLC, became the Investment Adviser of the Fund and the Fund changed its year end to June 30.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING HIGH YIELD OPPORTUNITY FUND (UNAUDITED) (CONTINUED)     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                             --------------------------------------------------------------------------------------
                                                                                                               THREE
                                              SIX MONTHS      YEAR        YEAR      NINE MONTHS      YEAR      MONTHS       YEAR
                                                 ENDED        ENDED       ENDED        ENDED         ENDED      ENDED       ENDED
                                             SEPTEMBER 30,  MARCH 31,   MARCH 31,    MARCH 31,     JUNE 30,   JUNE 30,    MARCH 31,
                                                2003(1)       2003        2002        2001(2)        2000      1999(3)      1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      6.69        7.53        8.71         10.81       11.58      11.66       12.71
 Income (loss) from investment operations:
 Net investment income                       $      0.22        0.69        0.80          0.81        1.10       0.27        1.04
 Net realized and unrealized gain (loss)
   on investments                            $      0.31       (0.79)      (1.05)        (2.10)      (0.74)     (0.09)      (0.99)
 Total from investment operations            $      0.53       (0.10)      (0.25)        (1.29)       0.36       0.18        0.05
 Less distributions from:
 Net investment income                       $      0.28        0.74        0.93          0.81        1.13       0.26        1.10
 Total distributions                         $      0.28        0.74        0.93          0.81        1.13       0.26        1.10
 Net asset value, end of period              $      6.94        6.69        7.53          8.71       10.81      11.58       11.66
 TOTAL RETURN(4)                             %      7.62       (0.96)      (2.60)       (12.22)       3.28       1.53        0.55

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    25,115      26,163      24,674        33,463      23,324     18,618      21,290
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(5)(6)                       %      1.97        1.78        1.81          1.75        1.83       1.75        1.77
 Gross expenses prior to expense
   reimbursement(5)                          %      2.02        2.13        2.09          1.97        2.02       2.02        2.18
 Net investment income after expense
   reimbursement(5)(6)                       %      6.04        9.61       10.47         10.93        9.98       9.03        8.79
 Portfolio turnover rate                     %        70         131         102           113         113         44         242

                                                                                                     CLASS M
                                                                                         -------------------------------
                                                                                          SIX MONTHS           MAY 17,
                                                                                             ENDED           2002(7) TO
                                                                                         SEPTEMBER 30,        MARCH 31,
                                                                                            2003(1)             2003
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                    $     6.65              7.58
 Income (loss) from investment operations:
 Net investment income (loss)                                                            $     0.24              0.54
 Net realized and unrealized gain (loss) on investments                                  $     0.30             (0.81)
 Total from investment operations                                                        $     0.54             (0.27)
 Less distributions from:
 Net investment income                                                                   $     0.29              0.66
 Total distributions                                                                     $     0.29              0.66
 Net asset value, end of period                                                          $     6.90              6.65
 TOTAL RETURN(4)                                                                         %     7.80             (3.16)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                       $    3,217             3,353
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)                                          %     1.62              1.52
 Gross expenses prior to expense reimbursement(5)                                        %     1.69              1.82
 Net investment income after expense reimbursement(5)(6)                                 %     6.38              9.41
 Portfolio turnover rate                                                                 %       70               131

(1) Effective August 1, 2003 ING Investments, LLC, appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3) Effective May 24, 1999, ING Investments, LLC, became the Investment Adviser of the Fund and the Fund changed its year end to June 30.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(7)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND (UNAUDITED)                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS A
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS      YEAR       YEAR     FIVE MONTHS     YEAR       DECEMBER 15,
                                                       ENDED        ENDED      ENDED       ENDED        ENDED       1998(3) TO
                                                   SEPTEMBER 30,  MARCH 31,  MARCH 31,   MARCH 31,   OCTOBER 31,    OCTOBER 31,
                                                      2003(1)       2003       2002       2001(2)       2000           1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $     10.51        9.91      10.18         9.52         9.40         10.00
 Income (loss) from investment operations:
 Net investment income                             $      0.17        0.35       0.51         0.28         0.61          0.45
 Net realized and unrealized gain (loss)
   on investments                                  $      0.11        0.77       0.42         0.66         0.12         (0.60)
 Total from investment operations                  $      0.28        1.12       0.93         0.94         0.73         (0.15)
 Less distributions from:
 Net investment income                             $      0.17        0.37       0.53         0.28         0.61          0.45
 Net realized gain on investments                  $        --        0.15       0.67           --           --            --
 Total distributions                               $      0.17        0.52       1.20         0.28         0.61          0.45
 Net asset value, end of period                    $     10.62       10.51       9.91        10.18         9.52          9.40
 TOTAL RETURN(4)                                   %      2.66       11.48       9.27        10.01         8.11         (1.46)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $   184,329     146,649     41,503       33,597       29,893        32,013
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)    %      1.07        1.14       1.15         1.13         1.00          0.96
 Gross expenses prior to expense
   reimbursement(5)                                %      1.17        1.24       1.36         1.53         2.08          2.12
 Net investment income after expense
   reimbursement(5)(6)                             %      3.12        3.21       4.93         6.94         6.48          5.38
 Portfolio turnover rate                           %       313         639      1,216*         838          733           432

                                                                                     CLASS B
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS      YEAR       YEAR     FIVE MONTHS     YEAR       DECEMBER 15,
                                                       ENDED        ENDED      ENDED       ENDED        ENDED       1998(3) TO
                                                   SEPTEMBER 30,  MARCH 31,  MARCH 31,   MARCH 31,   OCTOBER 31,    OCTOBER 31,
                                                      2003(1)       2003       2002       2001(2)       2000           1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $     10.50        9.90      10.18         9.52         9.40         10.00
 Income (loss) from investment operations:
 Net investment income                             $      0.13        0.28       0.44         0.26         0.53          0.40
 Net realized and unrealized gain (loss)
   on investments                                  $      0.10        0.76       0.40         0.66         0.13         (0.61)
 Total from investment operations                  $      0.23        1.04       0.84         0.92         0.66         (0.21)
 Less distributions from:
 Net investment income                             $      0.13        0.29       0.45         0.26         0.54          0.39
 Net realized gain on investments                  $        --        0.15       0.67           --           --            --
 Total distributions                               $      0.13        0.44       1.12         0.26         0.54          0.39
 Net asset value, end of period                    $     10.60       10.50       9.90        10.18         9.52          9.40
 TOTAL RETURN(4)                                   %      2.18       10.64       8.37         9.74         7.30         (2.13)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $    66,223      61,544     11,216        2,807        1,523         1,958
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)    %      1.82        1.89       1.90         1.88         1.74          1.70
 Gross expenses prior to expense
   reimbursement(5)                                %      1.82        1.89       2.01         2.18         2.33          2.39
 Net investment income after expense
   reimbursement(5)(6)                             %      2.38        2.39       4.09         6.20         5.71          4.83
 Portfolio turnover rate                           %       313         639      1,216*         838          733           432

(1) Effective September 2, 2003 Aeltus Investment Management, Inc., replaced ING Investment Management, LLC as the Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3)  Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments LLC within three years.

* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND (UNAUDITED) (CONTINUED)          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS C
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS      YEAR       YEAR     FIVE MONTHS     YEAR       DECEMBER 15,
                                                       ENDED        ENDED      ENDED       ENDED        ENDED       1998(3) TO
                                                   SEPTEMBER 30,  MARCH 31,  MARCH 31,   MARCH 31,   OCTOBER 31,    OCTOBER 31,
                                                      2003(1)       2003       2002       2001(2)       2000           1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $     10.50        9.90      10.19         9.52         9.40         10.00
 Income (loss) from investment operations:
 Net investment income                             $      0.13        0.28       0.44         0.26         0.54          0.42
 Net realized and unrealized gain (loss)
   on investments                                  $      0.11        0.76       0.39         0.67         0.12         (0.63)
 Total from investment operations                  $      0.24        1.04       0.83         0.93         0.66         (0.21)
 Less distributions from:
 Net investment income                             $      0.13        0.29       0.45         0.26         0.54          0.39
 Net realized gain on investments                  $        --        0.15       0.67           --           --            --
 Total distributions                               $      0.13        0.44       1.12         0.26         0.54          0.39
 Net asset value, end of period                    $     10.61       10.50       9.90        10.19         9.52          9.40
 TOTAL RETURN(4)                                   %      2.28       10.68       8.24         9.86         7.32         (2.10)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $    65,974      52,979      6,382        4,470        5,248         1,082
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)    %      1.82        1.90       1.90         1.85         1.73          1.71
 Gross expenses prior to expense
   reimbursement(5)                                %      1.82        1.90       2.01         2.18         2.32          2.44
 Net investment income after expense
   reimbursement(5)(6)                             %      2.37        2.36       4.20         6.37         5.74          4.94
 Portfolio turnover rate                           %       313         639      1,216*         838          733           432

(1) Effective September 2, 2003 Aeltus Investment Management, Inc., replaced ING Investment Management, LLC as the Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3)  Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments LLC within three years.

* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements.

ING NATIONAL TAX-EXEMPT BOND FUND (UNAUDITED)               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                               CLASS A
                                                                   ----------------------------------------------------------------
                                                                    SIX MONTHS       YEAR       YEAR      FIVE MONTHS   NOVEMBER 8,
                                                                       ENDED         ENDED      ENDED        ENDED      1999(3) TO
                                                                   SEPTEMBER 30,   MARCH 31,  MARCH 31,    MARCH 31,    OCTOBER 31,
                                                                      2003(1)        2003       2002         2001(2)       2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                              $     10.87        10.32      10.50        10.11         10.00
 Income (loss) from investment operations:
 Net investment income                                             $      0.18         0.39       0.41         0.19          0.48
 Net realized and unrealized gain (loss)
   on investments                                                  $      0.05         0.67      (0.18)        0.39          0.11
 Total from investment operations                                  $      0.23         1.06       0.23         0.58          0.59
 Less distributions from:
 Net investment income                                             $      0.18         0.39       0.41         0.19          0.48
 Net realized gain on investments                                  $        --         0.12         --           --            --
 Total distributions                                               $      0.18         0.51       0.41         0.19          0.48
 Net asset value, end of period                                    $     10.92        10.87      10.32        10.50         10.11
 TOTAL RETURN(4)                                                   %      2.17        10.44       2.25         5.79          6.09

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                 $    23,976       23,647     22,868       22,074        21,592
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)                    %      1.15         1.15       1.10         1.06          0.95
 Gross expenses prior to expense
   reimbursement(5)                                                %      1.31         1.28       1.52         1.50          2.12
 Net investment income after expense
   reimbursement(5)(6)                                             %      3.36         3.64       3.97         4.45          4.92
 Portfolio turnover rate                                           %         4           22         27            7            50

                                                                                               CLASS B
                                                                   ----------------------------------------------------------------
                                                                    SIX MONTHS       YEAR       YEAR      FIVE MONTHS   NOVEMBER 8,
                                                                       ENDED         ENDED      ENDED        ENDED      1999(3) TO
                                                                   SEPTEMBER 30,   MARCH 31,  MARCH 31,    MARCH 31,    OCTOBER 31,
                                                                      2003(1)        2003       2002        2001(2)        2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                              $     10.86        10.31      10.48        10.09         10.00
 Income (loss) from investment operations:
 Net investment income                                             $      0.14         0.31       0.34         0.17          0.38
 Net realized and unrealized gain (loss)
   on investments                                                  $      0.05         0.67      (0.17)        0.39          0.11
 Total from investment operations                                  $      0.19         0.98       0.17         0.56          0.49
 Less distributions from:
 Net investment income                                             $      0.14         0.31       0.34         0.17          0.40
 Net realized gain on investments                                  $        --         0.12         --           --            --
 Total distributions                                               $      0.14         0.43       0.34         0.17          0.40
 Net asset value, end of period                                    $     10.91        10.86      10.31        10.48         10.09
 TOTAL RETURN(4)                                                   %      1.79         9.65       1.59         5.54          5.02

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                 $     2,759        2,792      1,265          588           311
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)                    %      1.90         1.90       1.84         1.83          1.67
 Gross expenses prior to expense
   reimbursement(5)                                                %      1.96         1.94       2.16         2.17          2.32
 Net investment income after expense
   reimbursement(5)(6)                                             %      2.62         2.86       3.22         3.69          3.93
 Portfolio turnover rate                                           %         4           22         27            7            50

(1) Effective September 2, 2003, Aeltus Investment Management, Inc., replaced Furman Selz Capital Management, LLC as the Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3)  Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING NATIONAL TAX-EXEMPT BOND FUND (UNAUDITED) (CONTINUED)   FINANCIAL HIGHLIGHTS


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                               CLASS C
                                                                   ----------------------------------------------------------------
                                                                    SIX MONTHS       YEAR       YEAR      FIVE MONTHS   NOVEMBER 8,
                                                                       ENDED         ENDED      ENDED        ENDED      1999(3) TO
                                                                   SEPTEMBER 30,   MARCH 31,  MARCH 31,    MARCH 31,    OCTOBER 31,
                                                                      2003(1)        2003       2002         2001(2)       2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                              $     10.87        10.33      10.49        10.11         10.00
 Income (loss) from investment operations:
 Net investment income                                             $      0.14         0.31       0.34         0.16          0.39
 Net realized and unrealized gain (loss)
   on investments                                                  $      0.05         0.66      (0.16)        0.38          0.12
 Total from investment operations                                  $      0.19         0.97       0.18         0.54          0.51
 Less distributions from:
 Net investment income                                             $      0.14         0.31       0.34         0.16          0.40
 Net realized gains on investments                                 $        --         0.12         --           --            --
 Total distributions                                               $      0.14         0.43       0.34         0.16          0.40
 Net asset value, end of period                                    $     10.92        10.87      10.33        10.49         10.11
 TOTAL RETURN(4)                                                   %      1.79         9.56       1.69         5.34          5.29

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                 $     1,206        1,065        271          440           439
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)                    %      1.90         1.90       1.83         1.81          1.68
 Gross expenses prior to expense
   reimbursement(5)                                                %      1.96         1.94       2.18         2.16          2.33
 Net investment income after expense
   reimbursement(5)(6)                                             %      2.62         2.84       3.21         3.70          4.00
 Portfolio turnover rate                                           %         4           22         27            7            50

(1) Effective September 2, 2003, Aeltus Investment Management, Inc., replaced Furman Selz Capital Management, LLC as the Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3)  Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING STRATEGIC BOND FUND (UNAUDITED)                         FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                             --------------------------------------------------------------------------------------
                                                                                                                THREE
                                              SIX MONTHS      YEAR        YEAR      NINE MONTHS     YEAR        MONTHS    JULY 27,
                                                 ENDED        ENDED       ENDED        ENDED        ENDED       ENDED    1998(4) TO
                                             SEPTEMBER 30,  MARCH 31,   MARCH 31,    MARCH 31,     JUNE 30,    JUNE 30,   MARCH 31,
                                                2003(1)       2003        2002        2001(2)       2000       1999(3)     1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     11.24       10.95       11.79         12.07       12.59       12.89       13.08
 Income (loss) from investment operations:
 Net investment income                       $      0.23        0.54        0.75          0.23        0.92        0.26        0.53
 Net realized and unrealized gain (loss)
   on investments                            $      0.13        0.38       (0.72)         0.08       (0.52)      (0.42)      (0.08)
 Total from investment operations            $      0.36        0.92        0.03          0.31        0.40       (0.16)       0.45
 Less distributions from:
 Net investment income                       $      0.27        0.63        0.87          0.59        0.92        0.14        0.53
 Net realized gain on investments            $        --          --          --            --          --          --        0.11
 Total distributions                         $      0.27        0.63        0.87          0.59        0.92        0.14        0.64
 Net asset value, end of period              $     11.33       11.24       10.95         11.79       12.07       12.59       12.89
 TOTAL RETURN(5)                             %      3.24        8.73        0.26          2.69        3.42       (1.23)       5.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    30,256      31,599      34,387        39,105       2,726       2,736       5,751
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(6)(7)                       %      1.15        0.95        0.97          1.03        0.96        0.90        0.96
 Gross expenses prior to expense
   reimbursement(6)                          %      1.37        1.40        1.34          1.73        2.64        1.56        1.98
 Net investment income after expense
   reimbursement(6)(7)                       %      4.03        5.09        6.55          6.30        7.69        5.88        5.81
 Portfolio turnover rate                     %       273         254         211           132         168          69         274

                                                                                    CLASS B
                                             --------------------------------------------------------------------------------------
                                                                                                                THREE
                                              SIX MONTHS      YEAR        YEAR      NINE MONTHS     YEAR        MONTHS    JULY 27,
                                                 ENDED        ENDED       ENDED        ENDED        ENDED       ENDED    1998(4) TO
                                             SEPTEMBER 30,  MARCH 31,   MARCH 31,    MARCH 31,     JUNE 30,    JUNE 30,   MARCH 31,
                                                2003(1)       2003        2002        2001(2)       2000       1999(3)     1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     10.95       10.68       11.53         11.80       12.33       12.61       12.78
 Income (loss) from investment operations:
 Net investment income                       $      0.20        0.50        0.60          0.36        0.88        0.18        0.45
 Net realized and unrealized gain (loss)
   on investments                            $      0.13        0.36       (0.62)        (0.08)      (0.53)      (0.33)      (0.05)
 Total from investment operations            $      0.33        0.86       (0.02)         0.28        0.35       (0.15)       0.40
 Less distributions from:
 Net investment income                       $      0.24        0.59        0.83          0.55        0.88        0.13        0.46
 Net realized gain on investments            $        --          --          --            --          --          --        0.11
 Total distributions                         $      0.24        0.59        0.83          0.55        0.88        0.13        0.57
 Net asset value, end of period              $     11.04       10.95       10.68         11.53       11.80       12.33       12.61
 TOTAL RETURN(5)                             %      3.08        8.36       (0.18)         2.52        3.00       (1.20)       5.17

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    13,144      13,581      11,848         8,894       4,460       5,658       6,637
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(6)(7)                       %      1.55        1.35        1.38          1.53        1.36        1.29        1.37
 Gross expenses prior to expense
   reimbursement(6)                          %      1.77        1.80        1.75          2.55        3.04        1.95        2.42
 Net investment income after expense
   reimbursement(6)(7)                       %      3.64        4.68        5.98          6.71        7.29        5.49        5.35
 Portfolio turnover rate                     %       273         254         211           132         168          69         274

(1) Effective August 1, 2003 ING Investments, LLC, appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3) Effective May 24, 1999, ING Investments, LLC, became the Investment Adviser of the Fund and the Fund changed its year end to June 30.

(4)  Commencement of operations.

(5) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(6)  Annualized for periods less than one year.

(7) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING STRATEGIC BOND FUND (UNAUDITED) (CONTINUED)             FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS C
                                             --------------------------------------------------------------------------------------
                                                                                                                THREE
                                              SIX MONTHS      YEAR        YEAR      NINE MONTHS     YEAR        MONTHS    JULY 27,
                                                 ENDED        ENDED       ENDED        ENDED        ENDED       ENDED    1998(4) TO
                                             SEPTEMBER 30,  MARCH 31,   MARCH 31,    MARCH 31,     JUNE 30,    JUNE 30,   MARCH 31,
                                                2003(1)       2003        2002        2001(2)       2000       1999(3)     1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     11.52       11.20       12.05         12.30       12.81       13.10       13.27
 Income (loss) from investment operations:
 Net investment income                       $      0.21        0.61        0.66          0.43        0.87        0.19        0.48
 Net realized and unrealized gain (loss)
   on investments                            $      0.13        0.30       (0.68)        (0.13)      (0.51)      (0.35)      (0.06)
 Total from investment operations            $      0.34        0.91       (0.02)         0.30        0.36       (0.16)       0.42
 Less distributions from:
 Net investment income                       $      0.24        0.59        0.83          0.55        0.87        0.13        0.48
 Net realized gain on investments            $        --          --          --            --          --          --        0.11
 Total distributions                         $      0.24        0.59        0.83          0.55        0.87        0.13        0.59
 Net asset value, end of period              $     11.62       11.52       11.20         12.05       12.30       12.81       13.10
 TOTAL RETURN(5)                             %      2.98        8.38       (0.17)         2.55        3.02       (1.21)       5.19

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     3,470       4,091       4,964         5,196       3,966       7,965       8,128
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(6)(7)                       %      1.55        1.35        1.38          1.51        1.36        1.29        1.36
 Gross expenses prior to expense
   reimbursement(6)                          %      1.77        1.80        1.75          2.55        3.04        1.95        2.41
 Net investment income after expense
   reimbursement(6)(7)                       %      3.65        4.70        6.04          6.71        7.29        5.49        5.36
 Portfolio turnover rate                     %       273         254         211           132         168          69         274

(1) Effective August 1, 2003 ING Investments, LLC, appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3) Effective May 24, 1999, ING Investments, LLC, became the Investment Adviser of the Fund and the Fund changed its year end to June 30.

(4)  Commencement of operations.

(5) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(6)  Annualized for periods less than one year.

(7) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING CLASSIC MONEY MARKET FUND (UNAUDITED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS A
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS      YEAR       YEAR     FIVE MONTHS     YEAR       DECEMBER 15,
                                                       ENDED        ENDED      ENDED       ENDED        ENDED       1998(3) TO
                                                   SEPTEMBER 30,  MARCH 31,  MARCH 31,   MARCH 31,   OCTOBER 31,    OCTOBER 31,
                                                      2003(1)       2003       2002       2001(2)       2000           1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $      1.00        1.00       1.00         1.00         1.00          1.00
 Income from investment operations:
 Net investment income                             $      0.00*       0.01       0.03         0.02         0.06          0.04
 Total from investment operations                  $      0.00*       0.01       0.03         0.02         0.06          0.04
 Less distributions from:
 Net investment income                             $      0.00*       0.01       0.03         0.02         0.06          0.04
 Total distributions                               $      0.00*       0.01       0.03         0.02         0.06          0.04
 Net asset value, end of period                    $      1.00        1.00       1.00         1.00         1.00          1.00
 TOTAL RETURN(4)                                   %      0.24        1.06       2.83         2.36         5.70          3.98

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $   440,840     458,964    549,999      515,651      440,651       228,124
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)    %      0.77        0.77       0.77         0.77         0.74          0.73
 Gross expenses prior to expense
   reimbursement(5)                                %      1.22        1.27       1.27         1.30         1.42          1.67
 Net investment income after expense
   reimbursement(5)(6)                             %      0.47        1.06       2.75         5.61         5.59          4.59

                                                                                     CLASS B
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS      YEAR       YEAR     FIVE MONTHS     YEAR       DECEMBER 15,
                                                       ENDED        ENDED      ENDED       ENDED        ENDED       1998(3) TO
                                                   SEPTEMBER 30,  MARCH 31,  MARCH 31,   MARCH 31,   OCTOBER 31,    OCTOBER 31,
                                                      2003(1)       2003       2002       2001(2)       2000           1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $      1.00        1.00       1.00         1.00         1.00          1.00
 Income from investment operations:
 Net investment income                             $      0.00*       0.00*      0.02         0.02         0.05          0.03
 Total from investment operations                  $      0.00*       0.00*      0.02         0.02         0.05          0.03
 Less distributions from:
 Net investment income                             $      0.00*       0.00*      0.02         0.02         0.05          0.03
 Total distributions                               $      0.00*       0.00*      0.02         0.02         0.05          0.03
 Net asset value, end of period                    $      1.00        1.00       1.00         1.00         1.00          1.00
 TOTAL RETURN(4)                                   %      0.07        0.43       2.21         2.11         5.03          3.31

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $     1,034       1,156      1,987        2,714        2,706         1,173
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)    %      1.11        1.40       1.37         1.41         1.38          1.41
 Gross expenses prior to expense
   reimbursement(5)                                %      1.47        1.52       1.53         1.55         1.67          1.79
 Net investment income after expense
   reimbursement(5)(6)                             %      0.14        0.46       2.27         5.10         4.93          3.85

(1) Effective September 2, 2003, Aeltus Investment Management, Inc. replaced ING Investment Management, LLC as Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3)  Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING CLASSIC MONEY MARKET FUND (UNAUDITED) (CONTINUED)       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS C
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS      YEAR       YEAR     FIVE MONTHS     YEAR       DECEMBER 15,
                                                       ENDED        ENDED      ENDED       ENDED        ENDED       1998(3) TO
                                                   SEPTEMBER 30,  MARCH 31,  MARCH 31,   MARCH 31,   OCTOBER 31,    OCTOBER 31,
                                                      2003(1)       2003        2002      2001(2)        2000          1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $      1.00        1.00       1.00         1.00         1.00          1.00
 Income from investment operations:
 Net investment income                             $      0.00*       0.00*      0.02         0.02         0.05          0.03
 Total from investment operations                  $      0.00*       0.00*      0.02         0.02         0.05          0.03
 Less distributions from:
 Net investment income                             $      0.00*       0.00*      0.02         0.02         0.05          0.03
 Total distributions                               $      0.00*       0.00*      0.02         0.02         0.05          0.03
 Net asset value, end of period                    $      1.00        1.00       1.00         1.00         1.00          1.00
 TOTAL RETURN(4)                                   %      0.07        0.42       2.20         2.08         5.03          3.30

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $       540         524        590        2,583        2,035           444
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)    %      1.11        1.40       1.38         1.40         1.39          1.41
 Gross expenses prior to expense
   reimbursement(5)                                %      1.47        1.52       1.53         1.55         1.67          1.78
 Net investment income after expense
   reimbursement(5)(6)                             %      0.14        0.42       2.44         5.00         5.03          3.89

(1) Effective September 2, 2003, Aeltus Investment Management, Inc. replaced ING Investment Management, LLC as Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3)  Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING MONEY MARKET FUND (UNAUDITED)                           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                    ----------------------------------------------------------------------------
                                                     SIX MONTHS          YEAR         YEAR         NINE MONTHS      NOVEMBER 24,
                                                        ENDED            ENDED        ENDED           ENDED          1999(4) TO
                                                    SEPTEMBER 30,      MARCH 31,    MARCH 31,       MARCH 31,         JUNE 30,
                                                       2003(1)           2003        2002(2)         2001(3)            2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $      1.00            1.00         1.00            1.00              1.00
 Income from investment operations:
 Net investment income                              $      0.00+           0.01         0.02*           0.04*             0.02*
 Total from investment operations                   $      0.00+           0.01         0.02            0.04              0.02
 Less distributions from:
 Net investment income                              $      0.00+           0.01         0.02            0.04              0.02
 Total distributions                                $      0.00+           0.01         0.02            0.04              0.02
 Net asset value, end of period                     $      1.00            1.00         1.00            1.00              1.00
 TOTAL RETURN(5)                                    %      0.38            0.76         2.10            3.86              3.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $    17,222          16,127       28,668          73,290            75,430
 Ratios to average net assets:
 Net expenses after expense reimbursement(6)(7)     %      0.46            0.92         0.93**          0.91**            0.85**
 Gross expenses prior to expense
   reimbursement(6)                                 %      1.14            1.14         0.99            0.74              2.28
 Net investment income after expense
   reimbursement(6)(7)                              %      0.75            0.77         2.26            5.23              5.18

                                                                                      CLASS B
                                                    ----------------------------------------------------------------------------
                                                     SIX MONTHS          YEAR         YEAR         NINE MONTHS        JULY 12,
                                                        ENDED            ENDED        ENDED           ENDED          1999(4) TO
                                                    SEPTEMBER 30,      MARCH 31,    MARCH 31,       MARCH 31,         JUNE 30,
                                                       2003(1)           2003        2002(2)         2001(3)            2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $      1.00            1.00         1.00            1.00              1.00
 Income from investment operations:
 Net investment income                              $      0.00+           0.00+        0.01*           0.03*             0.03*
 Total from investment operations                   $      0.00+           0.00+        0.01            0.03              0.03
 Less distributions from:
 Net investment income                              $      0.00+           0.00+        0.01            0.03              0.03
 Total distributions                                $      0.00+           0.00+        0.01            0.03              0.03
 Net asset value, end of period                     $      1.00            1.00         1.00            1.00              1.00
 TOTAL RETURN(5)                                    %      0.00++          0.00++       1.38            3.34              3.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $    29,229          34,548       30,241          32,117            12,035
 Ratios to average net assets:
 Net expenses after expense reimbursement(6)(7)     %      1.22            1.61         1.70**          1.64**            1.60**
 Gross expenses prior to expense
   reimbursement(6)                                 %      1.90            1.91         1.75            1.50              3.03
 Net investment income after expense
   reimbursement(6)(7)                              %      0.00++          0.01         1.26            4.31              3.96

(1) Effective August 1, 2003 ING Investments, LLC, appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2) Effective May 21, 2001, ING Investments, LLC took over direct management of the Fund.

(3)  The Fund changed its fiscal year end to March 31.

(4)  Commencement of operations of class.

(5) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(6)  Annualized for periods less than one year.

(7) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.

** Does not include expenses of the investment company in which the Fund invested prior to May 2001.

+    Amount is less than $0.01 per share.

++   Amount is less than 0.01% per share.

                 See Accompanying Notes to Financial Statements.

ING MONEY MARKET FUND (UNAUDITED) (CONTINUED)               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                    ----------------------------------------------------------------------------
                                                     SIX MONTHS          YEAR         YEAR         NINE MONTHS        JULY 12,
                                                        ENDED            ENDED        ENDED           ENDED          1999(4) TO
                                                    SEPTEMBER 30,      MARCH 31,    MARCH 31,       MARCH 31,         JUNE 30,
                                                       2003(1)           2003        2002(2)         2001(3)            2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $      1.00            1.00         1.00            1.00              1.00
 Income from investment operations:
 Net investment income                              $      0.00+           0.00+        0.01*           0.03*             0.02*
 Total from investment operations                   $      0.00+           0.00+        0.01            0.03              0.02
 Less distributions from:
 Net investment income                              $      0.00+           0.00+        0.01            0.03              0.02
 Total distributions                                $      0.00+           0.00+        0.01            0.03              0.02
 Net asset value, end of period                     $      1.00            1.00         1.00            1.00              1.00
 TOTAL RETURN(5)                                    %      0.00++          0.01         1.33            3.34              3.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $     7,499          10,664       10,403          27,404             5,431
 Ratios to average net assets:
 Net expenses after expense reimbursement(6)(7)     %      1.22            1.62         1.68**          1.59**            1.60**
 Gross expenses prior to expense
   reimbursement(6)                                 %      1.90            1.90         1.71            1.49              3.03
 Net investment income after expense
   reimbursement(6)(7)                              %      0.00++          0.01         1.60            4.36              3.96

(1) Effective August 1, 2003 ING Investments, LLC, appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2) Effective May 21, 2001, ING Investments, LLC took over direct management of the Fund.

(3)  The Fund changed its fiscal year end to March 31.

(4)  Commencement of operations of class.

(5) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(6)  Annualized for periods less than one year.

(7) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.

** Does not include expenses of the investment company in which the Fund invested prior to May 2001.

+    Amount is less than $0.01 per share.

++   Amount is less than 0.01% per share.

                 See Accompanying Notes to Financial Statements.

ING LEXINGTON MONEY MARKET TRUST (UNAUDITED)                FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       THREE
                                          SIX MONTHS          YEAR        YEAR         MONTHS
                                             ENDED            ENDED       ENDED         ENDED          YEAR ENDED DECEMBER 31,
                                         SEPTEMBER 30,      MARCH 31,   MARCH 31,     MARCH 31,    -------------------------------
                                            2003(1)           2003        2002         2001(2)     2000(3)     1999       1998
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $      1.00            1.00        1.00          1.00       1.00       1.00       1.00
 Income from investment operations:
 Net investment income                   $      0.00*           0.01        0.02          0.01       0.05     0.0425     0.0455
 Total from investment operations        $      0.00*           0.01        0.02          0.01       0.05     0.0425     0.0455
 Less distributions from:
 Net investment income                   $      0.00*           0.01        0.02          0.01       0.05     0.0425     0.0455
 Total distributions                     $      0.00*           0.01        0.02          0.01       0.05     0.0425     0.0455
 Net asset value, end of period          $      1.00            1.00        1.00          1.00       1.00       1.00       1.00
 TOTAL RETURN(4)                         %      0.20            0.69        2.11          1.22       5.57       4.34       4.64

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $    47,366          50,153      55,222        63,177     62,859     97,850     87,488
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(5)(6)                     %      0.82            0.92        0.98          0.92       1.00       1.00       1.00
 Gross expenses prior to expense
   reimbursement(5)                      %      0.82            0.92        1.08          0.92       1.08       1.01       1.05
 Net investment income after expense
   reimbursement(5)(6)                   %      0.39            0.69        2.15          4.85       5.53       4.26       4.56

(1) Effective August 1, 2003 ING Investments, LLC, appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2)  The Trust changed its fiscal year end to March 31.

(3) Effective July 26, 2000 ING Investments, LLC became the Investment Adviser of the Trust.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(6)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)

NOTE 1 -- ORGANIZATION

ORGANIZATION. ING Funds Trust ("Trust") is a Delaware business trust registered as an open-end management investment company. The Trust was organized on July 30, 1998. It consists of nine separately managed series: ING GNMA Income Fund ("GNMA Fund"), ING High Yield Bond Fund ("High Yield Bond Fund"), ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), ING Intermediate Bond Fund ("Intermediate Bond Fund"), ING National Tax-Exempt Bond Fund ("National Tax-Exempt Bond Fund"), ING Strategic Bond Fund ("Strategic Bond Fund"), ING Lexington Money Market Trust ("Money Market Trust"), ING Classic Money Market Fund and ING Money Market Fund.

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class R, except for Money Market Trust which only offers Class A Shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends and distributions are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in less than 60 days at the date of acquisition are valued at amortized cost, which approximates market value.

    Money Market Trust, ING Classic Money Market Fund and ING Money Market Fund use the amortized cost method to value their portfolios securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

    At September 30, 2003, the Intermediate Bond Fund contained four securities for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    had a total value of $6,806,264 (this represents 2.46% of net assets) for the Intermediate Bond Fund. In addition, at September 30, 2003, the High Yield Bond Fund, the High Yield Opportunity Fund and the Strategic Bond Fund contained one, eleven and two securities, respectively, for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board. These securities had a total value of $0 (represents 0.00% of net assets), $2,616,819 (represents 0.79% of net assets) and $200 (represents 0.00% of net assets) for the High Yield Bond Fund, the High Yield Opportunity Fund and the Strategic Bond Fund, respectively.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

         (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

         (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government Securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    Each Fund may enter into futures contracts involving foreign currency, interest rates,

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Opportunity Fund, High Yield Bond Fund, ING Money Market Fund, ING Classic Money Market Fund and Money Market Trust declare and become ex-dividend daily and pay dividends monthly. GNMA Fund and Strategic Bond Fund declare and become ex-dividend monthly and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.

    Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

    The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund (except GNMA Fund) has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

J. OPTIONS CONTRACTS. Certain Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. GNMA Fund may not invest in illiquid securities. Money Market Trust may not invest more than 5% of its net assets, in illiquid securities, Money Market Fund and Classic Money Market Fund may not invest more than 10% of their net assets in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

M. DOLLAR ROLL TRANSACTIONS. Certain Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N. CONSTRUCTION LOAN SECURITIES (GNMA FUND). The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six-months ended September 30, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                           PURCHASES             SALES
                                        ---------------    ----------------
GNMA Fund                               $   878,195,136    $    970,238,719
High Yield Bond Fund                         36,882,059          31,763,874
High Yield Opportunity Fund                 215,346,692         210,781,369
Intermediate Bond Fund                       95,272,259          84,959,962
National Tax-Exempt Bond Fund                 1,868,480           1,051,080
Strategic Bond Fund                         113,834,958         110,653,954

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 3 -- INVESTMENT TRANSACTIONS (CONTINUED)

U.S. Government securities not included above were as follows:

                                           PURCHASES             SALES
                                        ---------------    ----------------
GNMA Fund                               $   878,195,136    $    970,238,719
High Yield Bond Fund                                 --                  --
High Yield Opportunity Fund                          --                  --
Intermediate Bond Fund                      857,363,349         792,973,265
National Tax-Exempt Bond Fund                        --                  --
Strategic Bond Fund                          90,514,813          84,669,694

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

All the Funds included in this report have an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund -- 0.60% for the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for National Tax-Exempt Bond and Intermediate Bond -- 0.50%; for Strategic Bond Fund -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Opportunity Fund -- 0.60%; for High Yield Bond Fund -- 0.65%; for ING Money Market Fund -- 0.35%; for ING Classic Money Market Fund -- 0.25%; for Money Market Trust -- 0.50% for the first $500 million and 0.45% in excess of $500 million.

The fees payable to the Adviser were discounted for the National Tax-Exempt Bond Fund, the Intermediate Bond Fund, the High Yield Bond Fund and the ING Classic Money Market Fund by 75% in each Fund's first year of operations, and by 50% in each Fund's second year of operations.

Prior to May 21, 2001, the Adviser did not charge a management fee for ING Money Market Fund since the Fund invested solely in another open-end regulated investment company. However, the Fund compensated the Adviser with an administrative fee, computed daily and payable monthly, at an annual rate of 0.25% of average daily net assets.

Effective August 1, 2003, ING Aeltus serves as Sub-Adviser to the GNMA Fund, High Yield Opportunity Fund, Strategic Bond Fund, ING Money Market Fund and Money Market Trust pursuant to a sub-advisory agreement between the Adviser and ING Aeltus.

Effective September 2, 2003, ING Aeltus serves as Sub-Adviser to High Yield Bond Fund, Intermediate Bond Fund, National Tax-Exempt Bond Fund, and ING Classic Money Market Fund pursuant to a sub-advisory agreement between the Adviser and ING Aeltus.

Prior to September 2, 2003, Furman Selz Capital Management LLC (FSCM), an affiliated registered investment advisor, served as Sub-Adviser to the National Tax-Exempt Bond pursuant to a sub-advisory agreement between the Adviser and FSCM. ING Investment Management LLC (IIM), a registered investment advisor, served as Sub-Adviser to the Intermediate Bond Fund, High Yield Bond Fund and ING Classic Money Market Fund pursuant to a sub-advisory agreement between the Adviser and IIM.

ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the GNMA Fund, High Yield Bond Fund, High Yield Opportunity Fund, Intermediate Bond Fund, National Tax-Exempt Bond Fund, Strategic Bond Fund, ING Money Market Fund and Money Market Trust a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 5 -- DISTRIBUTION AND SERVICE FEES (CONTINUED)

have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                         CLASS A     CLASS B     CLASS C     CLASS I    CLASS M    CLASS Q
                         -------     -------     -------     -------    -------    -------
GNMA Fund                  0.25%       1.00%       1.00%        N/A       0.75%      0.25%
High Yield Bond
   Fund                    0.35%       1.00%       1.00%        N/A        N/A        N/A
High Yield
   Opportunity
   Fund                    0.35%       1.00%       1.00%        N/A       0.75%      0.25%
Intermediate
   Bond Fund               0.35%       1.00%       1.00%        N/A        N/A        N/A
National
   Tax-Exempt
   Bond Fund               0.35%       1.00%       1.00%        N/A        N/A        N/A
Strategic Bond
   Fund                    0.35%       0.75%       0.75%        N/A        N/A       0.25%
ING Classic Money
   Market Fund             0.75%       1.00%       1.00%        N/A        N/A        N/A
ING Money
   Market Fund             0.25%       1.00%       1.00%        N/A        N/A        N/A
Money Market
   Trust                    N/A         N/A         N/A         N/A        N/A        N/A

During the six months ended September 30, 2003, the Distributor waived 0.10% of the Distribution fee for National Tax-Exempt Bond Fund, Intermediate Bond Fund and High Yield Bond Fund for Class A only and waived 0.45% of the Distribution Fee for ING Classic Money Market Fund for Class A only.

During the six months ended September 30, 2003, the Distributor voluntarily waived Distribution and Service fees of $1,008,896, $1,931 and $931 for the ING Classic Money Market Fund for Class A, Class B and Class C, respectively.

The Distributor also receives the proceeds of initial sales charge paid by shareholders upon the purchase of Class A and Class M shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended September 30, 2003, the Distributor earned the following amounts in sales charges:

                                   CLASS A      CLASS B     CLASS C    CLASS M
                                   SHARES       SHARES      SHARES     SHARES
                                 ----------    --------    --------   --------
Initial Sales Charges            $  116,349         n/a         n/a   $     54
Contingent Deferred Sales
   Charges                       $  114,108    $     --    $ 94,764        n/a

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2003 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                           ACCRUED                             ACCRUED
                          INVESTMENT         ACCRUED         SHAREHOLDER
                          MANAGEMENT      ADMINISTRATIVE    SERVICES AND
                             FEES             FEES        DISTRIBUTION FEES       TOTAL
                       ---------------   ---------------  -----------------  ---------------
GNMA Fund              $       338,455   $        69,243   $       307,656   $       715,354
High Yield
   Bond Fund                    41,446             5,580            28,915            75,941
High Yield
   Opportunity
   Fund                        175,471            26,137           207,710           409,318
Intermediate
   Bond Fund                   132,659            26,531           144,756           303,946
National
   Tax-Exempt
   Bond Fund                    11,636             2,327             8,213            22,176
Strategic Bond
   Fund                         17,291             3,842            18,836            39,969
ING Classic
   Money
   Market
   Fund                         92,263                --           114,314           206,577
ING Money
   Market
   Fund                         16,377             4,679            34,597            55,653
Money Market
   Trust                        19,358             3,871                --            23,229

At September 30, 2003, ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary of ING Groep N.V., held 39.3%, 8.2%, 77.9% and 37.5% of the shares outstanding of High Yield Bond Fund, Intermediate Bond Fund, National Tax-Exempt Bond Fund and Strategic Bond Fund, respectively. Control is defined by the Investment Company Act of 1940 ("1940 Act") as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because High Yield Bond, National Tax Exempt Bond, and Strategic Bond have a common owner that owns over 25% of the outstanding securities of each of them, the three Funds may be deemed to be affiliates of each other.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

A summary of the sales transactions during the six-months ended September 30, 2003, in which the issuer was part of the ING Family of Funds are presented

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

below. There were no purchases during the period and no shares were held at September 30, 2003.

                                                              REALIZED
                                      SALES                GAIN/(LOSS) ON
                          ------------------------------     INVESTMENT
STRATEGIC BOND FUND:       SHARES            PROCEEDS        SECURITIES
                          --------       ---------------   ---------------
High Yield Bond Fund       159,416       $     1,321,563   $       (41,587)
High Yield
   Opportunity Fund        330,000             2,263,800            96,600
ING Prime Rate Trust       103,100               749,060            59,815

NOTE 7 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At September 30, 2003 the ING Money Market Fund and Money Market Trust had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

                                PAYABLE FOR
                                SHAREHOLDER
                                 REPORTING
                                  EXPENSE
                                -----------
ING Money Market                $    43,771

                                PAYABLE FOR
                                 TRANSFER
                                AGENT FEES
                                -----------
Money Market Trust              $    58,541

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, pursuant to written expense limitation agreements, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                         CLASS A     CLASS B     CLASS C     CLASS I    CLASS M    CLASS Q
                         -------     -------     -------     -------    -------    -------
GNMA Fund                  1.29%       2.04%       2.04%       1.04%      1.79%      1.29%
High Yield Bond
   Fund                    1.30%       2.05%       2.05%        N/A        N/A        N/A
High Yield
   Opportunity
   Fund(1)                 1.30%       1.95%       1.95%        N/A       1.70%      1.20%
Intermediate
   Bond Fund               1.15%       1.90%       1.90%       0.90%       N/A        N/A
National
   Tax-Exempt
   Bond Fund               1.15%       1.90%       1.90%        N/A        N/A        N/A
Strategic Bond
   Fund(2)                 1.15%       1.55%       1.55%        N/A        N/A       1.05%
ING Classic Money
   Market Fund             0.77%       1.41%       1.41%       0.31%       N/A        N/A
ING Money
   Market Fund             1.50%       2.25%       2.25%        N/A        N/A        N/A
Money Market
   Trust                   1.00%        N/A         N/A         N/A        N/A        N/A

----------
(1) Prior to April 1, 2003, the expense limitation rates for Class A, Class B, Class C, Class M, Class Q and Class T were 1.10%, 1.75%, 1.75%, 1.50%, 1.00% and 1.40% respectively.
(2) Prior to April 1, 2003, the expense limitation rates for Class A, Class B, Class C, and Class Q were 0.95%, 1.35%, 1.35% and 0.85% respectively.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

During the six months ended September 30, 2003, the Investment Manager voluntarily reimbursed Class A, Class B and Class C of the ING Money Market Fund $62,769, $104,031 and $29,497, respectively. These voluntary reimbursements were in addition to any contractual obligations under the expense limitation agreement.

As of September 30, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

High Yield Bond Fund                           $    302,682
High Yield Opportunity Fund                       2,063,620
Intermediate Bond Fund                              192,324
National Tax-Exempt Bond Fund                       192,489
Strategic Bond Fund                                 553,521
ING Classic Money Market Fund                     2,041,879
ING Money Market Fund                               503,668

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Fund, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities;
(2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At September 30, 2003, the Funds did not have any loans outstanding.

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 10 -- CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

                                           CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                   ------------------------------  ------------------------------  ------------------------------
                                    SIX MONTHS          YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                       ENDED            ENDED          ENDED            ENDED          ENDED            ENDED
                                   SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,     MARCH 31,
                                       2003             2003            2003            2003            2003            2003
                                   --------------  --------------  --------------  --------------  --------------  --------------
GNMA FUND (NUMBER OF SHARES)
Shares sold                            17,395,145      73,137,649       2,527,512      10,383,663       2,474,742       8,354,803
Dividends reinvested                    1,501,244       2,826,216         215,858         323,671         120,278         181,211
Shares redeemed                       (23,811,381)    (64,721,314)     (3,487,921)     (3,236,075)     (3,576,955)     (3,100,664)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in
  shares outstanding                   (4,914,992)     11,242,551        (744,551)      7,471,259        (981,935)      5,435,350
                                   ==============  ==============  ==============  ==============  ==============  ==============

GNMA FUND ($)
Shares sold                        $  150,583,452  $  647,417,851  $   22,445,176  $   92,311,001  $   22,024,570  $   73,988,441
Dividends reinvested                   10,691,981      25,045,619       1,904,595       2,864,197       1,062,957       1,606,627
Shares redeemed                      (205,236,552)   (572,367,002)    (30,831,380)    (28,732,321)    (31,593,326)    (27,312,111)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)            $  (43,961,119) $  100,096,468  $   (6,481,609) $   66,442,877  $   (8,505,799) $   48,282,957
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                           CLASS I SHARES                   CLASS M SHARES                 CLASS Q SHARES
                                   ------------------------------  ------------------------------  ------------------------------
                                    SIX MONTHS          YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                       ENDED            ENDED          ENDED            ENDED          ENDED            ENDED
                                   SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,     MARCH 31,
                                       2003             2003            2003            2003            2003            2003
                                   --------------  --------------  --------------  --------------  --------------  --------------
GNMA FUND (NUMBER OF SHARES)
Shares sold                               386,847         791,663           3,038          89,509              --          14,313
Dividends reinvested                       23,481          24,697           1,553           3,490             316             544
Shares redeemed                          (262,760)       (234,440)        (78,786)        (27,626)         (3,531)        (18,365)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in shares
  outstanding                             147,568         581,920         (74,195)         65,373          (3,215)         (3,508)
                                   ==============  ==============  ==============  ==============  ==============  ==============

GNMA FUND ($)
Shares sold                        $    3,468,333  $    7,072,323  $       27,195  $      796,808  $           --  $      126,826
Dividends reinvested                      208,028         220,288          13,812          31,077           2,801           4,854
Shares redeemed                        (2,330,803)     (2,096,498)       (700,431)       (247,442)        (30,852)       (164,519)
                                   --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)            $    1,345,558  $    5,196,113  $     (659,424) $      580,443  $      (28,051) $      (32,839)
                                   ==============  ==============  ==============  ==============  ==============  ==============

                                           CLASS T SHARES
                                   ------------------------------
                                     SIX MONTHS         YEAR
                                       ENDED            ENDED
                                    SEPTEMBER 30,     MARCH 31,
                                       2003(1)          2003
                                   --------------  --------------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                    --           1,849
Dividends reinvested                           --          47,505
Shares redeemed                        (1,062,777)       (307,685)
                                   --------------  --------------
Net decrease in shares outstanding     (1,062,777)       (258,331)
                                   ==============  ==============

GNMA FUND ($)
Shares sold                                    --  $       16,625
Dividends reinvested                           --         420,465
Shares redeemed                    $   (8,868,418)     (2,713,539)
                                   --------------  --------------
Net decrease                       $   (8,868,418) $   (2,276,449)
                                   ==============  ==============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio.

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                          CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                  ------------------------------  ------------------------------  ------------------------------
                                   SIX MONTHS          YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                      ENDED            ENDED           ENDED           ENDED           ENDED           ENDED
                                  SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,     MARCH 31,
                                      2003             2003            2003            2003            2003            2003
                                  --------------  --------------  --------------  --------------  --------------  --------------
HIGH YIELD BOND FUND (NUMBER OF
  SHARES)
Shares sold                            2,448,386       1,975,025         873,538         983,987         581,974         621,983
Dividends reinvested                     104,605         263,756          22,158          24,180          10,111           7,984
Shares redeemed                       (2,945,033)     (1,412,180)       (338,633)       (373,376)       (206,413)       (179,197)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in
  shares outstanding                    (392,042)        826,601         557,063         634,791         385,672         450,770
                                  ==============  ==============  ==============  ==============  ==============  ==============

HIGH YIELD BOND FUND ($)
Shares sold                       $   20,112,740  $   16,233,041  $    7,435,058  $    8,021,700  $    4,968,268  $    5,074,610
Dividends reinvested                     501,617       2,154,434         165,879         197,420          76,414          65,209
Shares redeemed                      (23,987,826)    (11,625,324)     (2,850,859)     (3,042,382)     (1,755,579)     (1,448,455)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)           $   (3,373,469) $    6,762,151  $    4,750,078  $    5,176,738  $    3,289,103  $    3,691,364
                                  ==============  ==============  ==============  ==============  ==============  ==============

                                          CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                  ------------------------------  ------------------------------  ------------------------------
                                   SIX MONTHS          YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                      ENDED            ENDED           ENDED           ENDED           ENDED           ENDED
                                  SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,     MARCH 31,
                                      2003             2003            2003            2003            2003            2003
                                  --------------  --------------  --------------  --------------  --------------  --------------
HIGH YIELD OPPORTUNITY FUND
  (NUMBER OF SHARES)
Shares sold                           12,907,896      16,263,300       1,577,065       2,298,165         919,640       1,076,535
Shares issued in merger                       --       6,407,106              --      14,095,676              --         590,240
Dividends reinvested                     215,038         585,206         317,552         993,995          48,732         136,259
Shares redeemed                      (15,240,303)    (15,075,372)     (3,072,209)     (7,674,507)     (1,258,019)     (1,167,865)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in
  shares outstanding                  (2,117,369)      8,180,240      (1,177,592)      9,713,329        (289,647)        635,169
                                  ==============  ==============  ==============  ==============  ==============  ==============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                       $  142,817,488  $  110,029,139  $   10,885,481  $   15,652,565  $    6,306,253  $    7,417,867
Shares issued in merger                       --      48,565,867              --     107,380,857              --       4,492,905
Dividends reinvested                   1,524,437       3,931,634       2,174,783       6,722,293         333,640         925,570
Shares redeemed                     (104,407,850)   (103,807,585)    (21,065,857)    (52,283,480)     (8,618,215)     (8,007,182)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)           $   39,934,075  $   58,719,055  $   (8,005,593) $   77,472,235  $   (1,978,322) $    4,829,160
                                  ==============  ==============  ==============  ==============  ==============  ==============

                                          CLASS M SHARES                  CLASS Q SHARES                  CLASS T SHARES
                                  ------------------------------  ------------------------------  ------------------------------
                                   SIX MONTHS          YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                      ENDED            ENDED           ENDED           ENDED           ENDED           ENDED
                                  SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,     MARCH 31,
                                      2003             2003            2003            2003           2003(1)          2003
                                  --------------  --------------  --------------  --------------  --------------  --------------
HIGH YIELD OPPORTUNITY FUND
  (NUMBER OF SHARES)
Shares sold                                  525           2,138          34,730         116,562              --               1
Shares issued in merger                       --         628,797              --           2,500              --              --
Dividends reinvested                       7,028          25,070           4,684           8,930              --          77,085
Shares redeemed                          (45,366)       (151,825)       (152,385)       (211,906)       (743,254)       (707,547)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in
  shares outstanding                     (37,813)        504,180        (112,971)        (83,914)       (743,254)       (630,461)
                                  ==============  ==============  ==============  ==============  ==============  ==============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                       $        3,569  $       14,387  $      237,594  $      745,712              --  $            4
Shares issued in merger                       --       4,766,282              --          19,032              --              --
Dividends reinvested                      47,817         166,801          32,069          60,422              --         526,861
Shares redeemed                         (310,162)     (1,021,019)     (1,031,766)     (1,400,699) $  (60,277,683)     (4,865,661)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)           $     (258,776) $    3,926,451  $     (762,103) $     (575,533) $  (60,277,683) $   (4,338,796)
                                  ==============  ==============  ==============  ==============  ==============  ==============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio.

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                          CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                  ------------------------------  ------------------------------  ------------------------------
                                   SIX MONTHS          YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                      ENDED            ENDED           ENDED           ENDED           ENDED           ENDED
                                  SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,     MARCH 31,
                                      2003             2003            2003            2003            2003            2003
                                  --------------  --------------  --------------  --------------  --------------  --------------
INTERMEDIATE BOND FUND (NUMBER
  OF SHARES)
Shares sold                           11,813,334      20,485,344       1,690,327       5,721,047       2,541,919       5,249,312
Dividends reinvested                     137,403         281,375          36,598          90,480          29,011          64,460
Shares redeemed                       (8,553,586)    (10,999,640)     (1,344,428)     (1,081,565)     (1,399,528)       (912,120)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase in shares
  outstanding                          3,397,151       9,767,079         382,497       4,729,962       1,171,402       4,401,652
                                  ==============  ==============  ==============  ==============  ==============  ==============

INTERMEDIATE BOND FUND ($)
Shares sold                       $  122,825,392  $  212,009,071  $   17,812,430  $   59,045,245  $   26,964,879  $   54,232,649
Dividends reinvested                   1,450,612       2,905,320         386,304         934,949         306,299         666,529
Shares redeemed                      (87,885,447)   (113,708,272)    (14,156,311)    (11,172,225)    (14,720,738)     (9,420,954)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase                      $   36,390,557  $  101,206,119  $    4,042,423  $   48,807,969  $   12,550,440  $   45,478,224
                                  ==============  ==============  ==============  ==============  ==============  ==============

                                          CLASS I SHARES
                                  ------------------------------
                                    SIX MONTHS         YEAR
                                       ENDED           ENDED
                                   SEPTEMBER 30,     MARCH 31,
                                       2003            2003
                                  --------------  --------------
INTERMEDIATE BOND FUND (NUMBER
  OF SHARES)
Shares sold                              140,152         675,432
Dividends reinvested                      21,313          64,547
Shares redeemed                         (295,440)       (296,980)
                                  --------------  --------------
Net increase (decrease) in
  shares outstanding                    (133,975)        442,999
                                  ==============  ==============

INTERMEDIATE BOND FUND ($)
Shares sold                       $    1,426,900  $    6,967,970
Dividends reinvested                     225,380         666,112
Shares redeemed                       (3,053,953)     (3,053,533)
                                  --------------  --------------
Net increase (decrease)           $   (1,401,673) $    4,580,549
                                  ==============  ==============

                                          CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                  ------------------------------  ------------------------------  ------------------------------
                                   SIX MONTHS          YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                      ENDED            ENDED           ENDED           ENDED           ENDED           ENDED
                                  SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,     MARCH 31,
                                      2003             2003            2003            2003            2003            2003
                                  --------------  --------------  --------------  --------------  --------------  --------------
NATIONAL TAX EXEMPT BOND FUND
  (NUMBER OF SHARES)
Shares sold                              359,067         201,630          28,317         186,918          23,912          89,524
Dividends reinvested                      20,105         106,045           1,197           3,809             816           1,437
Shares redeemed                         (358,966)       (347,173)        (33,639)        (56,464)        (12,240)        (19,282)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in
  shares outstanding                      20,206         (39,498)         (4,125)        134,263          12,488          71,679
                                  ==============  ==============  ==============  ==============  ==============  ==============

NATIONAL TAX EXEMPT BOND
  FUND ($)
Shares sold                       $    3,147,761  $    2,164,822  $      312,063  $    1,990,453  $      264,008  $      972,058
Dividends reinvested                     140,363       1,136,322          12,973          40,820           8,854          15,425
Shares redeemed                       (3,084,214)     (3,715,337)       (364,172)       (604,556)       (131,668)       (208,567)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)           $      203,910  $     (414,193) $      (39,136) $    1,426,717  $      141,194  $      778,916
                                  ==============  ==============  ==============  ==============  ==============  ==============

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                           CLASS A SHARES                           CLASS B SHARES
                                                ------------------------------------     ------------------------------------
                                                   SIX MONTHS             YEAR              SIX MONTHS             YEAR
                                                      ENDED               ENDED                ENDED               ENDED
                                                  SEPTEMBER 30,         MARCH 31,          SEPTEMBER 30,         MARCH 31,
                                                      2003                2003                 2003                2003
                                                ----------------    ----------------     ----------------    ----------------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                            1,353,689           2,926,400              133,465             512,495
Dividends reinvested                                      45,264             155,509               11,432              25,027
Shares redeemed                                       (1,539,887)         (3,411,267)            (194,167)           (406,134)
                                                ----------------    ----------------     ----------------    ----------------
Net increase (decrease) in shares outstanding           (140,934)           (329,358)             (49,270)            131,388
                                                ================    ================     ================    ================

STRATEGIC BOND FUND ($)
Shares sold                                     $     25,717,473    $     32,008,296     $      1,580,115    $      5,478,867
Dividends reinvested                                     413,219           1,696,951              108,127             266,404
Shares redeemed                                      (27,741,780)        (37,277,857)          (2,216,839)         (4,331,111)
                                                ----------------    ----------------     ----------------    ----------------
Net increase (decrease)                         $     (1,611,088)   $     (3,572,610)    $       (528,597)   $      1,414,160
                                                ================    ================     ================    ================

                                                           CLASS C SHARES                           CLASS Q SHARES
                                                ------------------------------------     ------------------------------------
                                                   SIX MONTHS             YEAR              SIX MONTHS             YEAR
                                                      ENDED               ENDED                ENDED               ENDED
                                                  SEPTEMBER 30,         MARCH 31,          SEPTEMBER 30,         MARCH 31,
                                                      2003                2003                 2003                2003
                                                ----------------    ----------------     ----------------    ----------------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                              214,843             471,183                  293             446,425
Dividends reinvested                                       3,258               9,972                  241                 511
Shares redeemed                                         (274,764)           (569,042)              (2,418)           (445,870)
                                                ----------------    ----------------     ----------------    ----------------
Net increase (decrease) in shares outstanding            (56,663)            (87,887)              (1,884)              1,066
                                                ================    ================     ================    ================

STRATEGIC BOND FUND ($)
Shares sold                                     $      2,521,270    $      5,276,764     $          3,588    $      4,589,655
Dividends reinvested                                      31,727             111,460                2,105               5,263
Shares redeemed                                       (3,209,524)         (6,375,279)             (25,659)         (4,587,888)
                                                ----------------    ----------------     ----------------    ----------------
Net increase (decrease)                         $       (656,527)   $       (987,055)    $        (19,966)   $          7,030
                                                ================    ================     ================    ================

                                                           CLASS A SHARES                           CLASS B SHARES
                                                ------------------------------------     ------------------------------------
                                                   SIX MONTHS             YEAR              SIX MONTHS             YEAR
                                                      ENDED               ENDED                ENDED               ENDED
                                                  SEPTEMBER 30,         MARCH 31,          SEPTEMBER 30,         MARCH 31,
                                                      2003                2003                 2003                2003
                                                ----------------    ----------------     ----------------    ----------------
CLASSIC MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                          311,574,473         574,042,376              156,437             715,606
Dividends reinvested                                   1,038,210           4,988,511                  720               7,165
Shares redeemed                                     (330,737,844)       (670,065,555)            (279,115)         (1,553,711)
                                                ----------------    ----------------     ----------------    ----------------
Net decrease in shares outstanding                   (18,125,161)        (91,034,668)            (121,958)           (830,940)
                                                ================    ================     ================    ================

CLASSIC MONEY MARKET FUND ($)
Shares sold                                     $    311,574,325    $    574,042,376     $        156,551    $        715,606
Dividends reinvested                                   1,038,210           4,988,511                  720               7,165
Shares redeemed                                     (330,739,124)       (670,065,555)            (279,115)         (1,553,711)
                                                ----------------    ----------------     ----------------    ----------------
Net decrease                                    $    (18,126,589)   $    (91,034,668)    $       (121,844)   $       (830,940)
                                                ================    ================     ================    ================

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                           CLASS C SHARES                           CLASS I SHARES
                                                ------------------------------------     ------------------------------------
                                                   SIX MONTHS             YEAR              SIX MONTHS             YEAR
                                                      ENDED               ENDED                ENDED               ENDED
                                                  SEPTEMBER 30,         MARCH 31,          SEPTEMBER 30,         MARCH 31,
                                                      2003                2003                 2003                2003
                                                ----------------    ----------------     ----------------    ----------------
CLASSIC MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                               19,325             161,450                   --                  --
Dividends reinvested                                         365               2,235                   --                  --
Shares redeemed                                           (3,781)           (229,528)                  --                 (96)
                                                ----------------    ----------------     ----------------    ----------------
Net increase (decrease) in shares outstanding             15,909             (65,843)                  --                 (96)
                                                ================    ================     ================    ================

CLASSIC MONEY MARKET FUND ($)
Shares sold                                     $         19,384    $        161,450     $             --    $             --
Dividends reinvested                                         365               2,235                   --                  --
Shares redeemed                                           (3,781)           (229,528)                  --                 (96)
                                                ----------------    ----------------     ----------------    ----------------
Net increase (decrease)                         $         15,968    $        (65,843)    $             --    $            (96)
                                                ================    ================     ================    ================

                                          CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                  ------------------------------  ------------------------------  ------------------------------
                                    SIX MONTHS         YEAR         SIX MONTHS         YEAR         SIX MONTHS        YEAR
                                      ENDED            ENDED           ENDED           ENDED           ENDED          ENDED
                                   SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,    MARCH 31,
                                       2003            2003            2003            2003            2003           2003
                                  --------------  --------------  --------------  --------------  --------------  --------------
MONEY MARKET FUND (NUMBER OF
  SHARES)
Shares sold                           51,888,081     184,248,289      30,635,692      42,880,018      16,388,672      46,197,005
Dividends reinvested                      64,233         141,234              46           1,413               2           1,006
Shares redeemed                      (50,854,595)   (196,931,916)    (35,954,433)    (38,576,774)    (19,553,005)    (45,937,794)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in
  shares outstanding                   1,097,719     (12,542,393)     (5,318,695)      4,304,657      (3,164,331)        260,217
                                  ==============  ==============  ==============  ==============  ==============  ==============

MONEY MARKET FUND ($)
Shares sold                       $   51,888,092  $  184,248,289  $   30,566,683  $   42,880,018  $   16,327,024  $   46,197,005
Dividends reinvested                      64,233         141,234              46           1,413               2           1,006
Shares redeemed                      (50,854,970)   (196,931,916)    (35,885,404)    (38,576,774)    (19,491,378)    (45,937,794)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Net increase (decrease)           $    1,097,355  $  (12,542,393) $   (5,318,675) $    4,304,657  $   (3,164,352) $      260,217
                                  ==============  ==============  ==============  ==============  ==============  ==============

                                                               CLASS A SHARES
                                                      --------------------------------
                                                        SIX MONTHS          YEAR
                                                           ENDED            ENDED
                                                       SEPTEMBER 30,      MARCH 31,
                                                           2003             2003
                                                      ---------------  ---------------
LEXINGTON MONEY MARKET TRUST (NUMBER OF SHARES)
Shares sold                                                 9,232,139       20,789,645
Dividends reinvested                                           91,078          347,083
Shares redeemed                                           (12,109,800)     (26,205,992)
                                                      ---------------  ---------------
Net decrease in shares outstanding                         (2,786,583)      (5,069,264)
                                                      ===============  ===============

LEXINGTON MONEY MARKET TRUST ($)
Shares sold                                           $     9,232,139  $    20,789,645
Dividends reinvested                                           91,078          347,083
Shares redeemed                                           (12,109,800)     (26,205,992)
                                                      ---------------  ---------------
Net decrease                                          $    (2,786,583) $    (5,069,264)
                                                      ===============  ===============

----------
(1)  As of 8/25/03 Class I shares are no longer offered for sale.

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 11 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Opportunity Fund and High Yield Bond Fund had 91.37% and 89.54%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Funds that held defaulted securities at September 30, 2003 were as follows:

FUND                      SECURITY                        MARKET VALUE
----                      --------                        ------------
Strategic Bond
   Fund          WinStar Commnunications, Inc.              $     100
                                                            =========
High Yield       International Utility Structures, Inc.     $  85,960
   Opportunity   Source Media, Inc.                                 1
   Fund          SA Telecommunications, Inc.                       18
                 US Interactive                               170,309
                                                            ---------
                                                            $ 256,288
                                                            =========

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period. The High Yield Opportunity Fund and the the Intermediate Bond Fund had interest write-offs of $159,640 and $523, respectively, as a result of defaulted securities.

NOTE 12 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders were as follows:

SIX MONTHS ENDED                  ORDINARY      TAX EXEMPT      LONG-TERM
SEPTEMBER 30, 2003                 INCOME         INCOME      CAPITAL GAINS
                                  --------      ----------    -------------
GNMA Fund                       $ 20,714,465   $         --   $          --
High Yield Bond Fund               2,268,065             --              --
High Yield Opportunity Fund       12,754,011             --              --
Intermediate Bond Fund             4,477,950             --              --
National Tax-Exempt Fund                  --        468,221              --
Strategic Bond Fund                1,129,731             --              --
ING Classic Money Market Fund      1,060,595             --              --
ING Money Market Fund                 72,903             --              --
Money Market Trust                    94,583             --              --

YEAR ENDED                        ORDINARY      TAX EXEMPT      LONG-TERM
MARCH 31, 2003                     INCOME         INCOME      CAPITAL GAINS
                                  --------      ----------    -------------
GNMA Fund                       $ 37,467,565   $         --   $          --
High Yield Bond Fund               3,444,089             --              --
High Yield Opportunity Fund       34,744,544             --              --
Intermediate Bond Fund             7,068,340             --          55,205
National Tax-Exempt Fund              16,602        926,118         312,270
Strategic Bond Fund                2,827,357             --              --
ING Classic Money Market Fund      5,124,447             --              --
ING Money Market Fund                186,079             --              --
Money Market Trust                   361,267             --              --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, adjustments from mergers and other temporary or permanent differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at March 31, 2003:

                                      AMOUNT      EXPIRATION DATES
                                      ------      ----------------
GNMA Income Fund                 $   13,788,569      2004-2010
High Yield Bond Fund                  8,468,506      2008-2011
High Yield Opportunity Fund         373,214,651      2004-2011
Strategic Bond Fund                  12,105,934      2007-2011
ING Classic Money Market Fund            35,311           2011
ING Money Market Fund                     1,279           2011
Money Market Trust                          164           2011

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 12 -- FEDERAL INCOME TAXES (CONTINUED)

The capital loss carryforwards in High Yield Opportunity Fund includes $64,227,424 of losses acquired from ING High Yield Fund. Utilization of GNMA Fund, High Yield Opportunity Fund and Strategic Bond Fund capital loss carryforwards will be subject to an annual limitation as prescribed by the Internal Revenue Code.

NOTE 13 -- REORGANIZATIONS

On May 17, 2002, the High Yield Opportunity Fund as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of High Yield Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                              ACQUIRED FUND
                                                                                               UNREALIZED
  ACQUIRING                   ACQUIRED         TOTAL NET ASSETS OF   TOTAL NET ASSETS OF      APPRECIATION
    FUND                        FUND           ACQUIRED FUND (000)  ACQUIRING FUND (000)   (DEPRECIATION)(000)
  ---------                   --------         -------------------  --------------------   -------------------
High Yield
   Opportunity
   Fund                  ING High Yield Fund         $ 165,225            $ 242,666               $ (3,897)

The net assets of High Yield Opportunity Fund after the reorganization were $407,891,000.

NOTE 14 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board of Trustees, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% (10% for ING Classic Money Market, ING Money Market and Money Market Trust) of the Fund's net assets, at market value, at time of purchase.

                                                                   PRINCIPAL     INITIAL                                   PERCENT
                                                                    AMOUNT/    ACQUISITION                                  OF NET
FUND                                 SECURITY                       SHARES        DATE           COST          VALUE        ASSETS
----                                 --------                      ---------   -----------       ----          -----       -------
High Yield
  Bond Fund      O Sullivan Industries, Inc.                             373     09/05/03    $  3,300,000   $         --     0.0%
                 O Sullivan Industries, Inc.                           1,000     09/12/03       3,300,000             --     0.0%
                 GT Group Telecom, Inc.                                  500     01/28/03       4,000,000             --     0.0%
                                                                                             ------------   ------------     ---
                                                                                             $ 10,600,000   $         --     0.0%
                                                                                             ============   ============     ===

ING Classic
  Money Market
  Fund           Goldman Sachs Group, Inc., 1.130%, due 12/04/03   4,500,000     09/05/03    $  4,500,000   $  4,500,000     1.0%
                 Goldman Sachs Group, Inc., 1.140%, due 12/12/03   4,500,000     09/12/03       4,500,000      4,500,000     1.0%
                 Goldman Sachs Group, Inc., 1.400%, due 10/27/03   5,000,000     01/28/03       5,000,000      5,000,000     1.1%
                 M-MKT Trust Lly, 1.220%, due 02/19/04             5,400,000     02/19/03       5,398,957      5,398,957     1.2%
                 M-MKT Trust Series A-1, 1.270%, due 10/08/04      9,200,000     03/12/03       9,200,000      9,200,000     2.1%
                                                                                             ------------   ------------     ---
                                                                                             $ 28,598,957   $ 28,598,957     6.4%
                                                                                             ============   ============     ===

ING Money
  Market Fund    Goldman Sachs Group, Inc., 1.130%, due 12/04/03     600,000     09/05/03    $    600,000   $    600,000     1.1%
                 Goldman Sachs Group, Inc., 1.140%, due 12/12/03     600,000     09/12/03         600,000        600,000     1.1%
                 M-MKT Trust Series A-1, 1.270%, due 10/08/04      1,300,000     03/17/03       1,300,000      1,300,000     2.4%
                                                                                             ------------   ------------     ---
                                                                                             $  2,500,000   $  2,500,000     4.6%
                                                                                             ============   ============     ===

Money Market
  Trust          Goldman Sachs Group, Inc., 1.130%, due 12/04/03     500,000     09/05/03    $    500,000   $    500,000     1.1%
                 Goldman Sachs Group, Inc., 1.140%, due 12/12/03     500,000     09/12/03         500,000        500,000     1.1%
                 M-MKT Trust Series A-1, 1.270%, due 10/08/04      1,000,000     03/12/03       1,000,000      1,000,000     2.1%
                                                                                             ------------   ------------     ---
                                                                                             $  2,000,000   $  2,000,000     4.3%
                                                                                             ============   ============     ===

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 15 -- SECURITIES LENDING

Under an agreement with Bank of New York ("BNY"), the Funds (except GNMA Fund) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government Securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Other Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At September 30, 2003, the following Funds had securities on loan with the following market values:

                                              VALUE OF
                                             SECURITIES               VALUE OF
PORTFOLIO                                      LOANED                COLLATERAL
---------                                    ----------              ----------
High Yield Bond Fund                        $ 16,237,223            $ 16,602,023
High Yield Opportunity Fund                   81,157,392              82,978,167
Intermediate Bond Fund                        70,544,278              71,635,383
Strategic Bond Fund                            7,637,266               7,753,044

NOTE 16 -- CHANGE IN FUNDS' AUDITORS

PricewaterhouseCoopers, LLP ("PwC") served as independent auditors for the Funds. On May 28, 2003, the Funds' Board dismissed PwC and selected KPMG LLP ("KPMG") as independent auditors for the Funds for the fiscal year ending March 31, 2004 upon the recommendation of the Funds' Audit Committee. During the two most recent fiscal years and through May 28, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of PwC on the financial statements of the Funds as of and for the years ended March 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

NOTE 17 -- SUBSEQUENT EVENTS

DIVIDENDS. Subsequent to September 30, 2003 the following Funds declared dividends from net investment income of:

                             PER SHARE
                               AMOUNT      PAYABLE DATE        RECORD DATE
                             ---------     ------------        -----------
GNMA FUND
Class A                       $ 0.0360   October 3, 2003    September 30, 2003
Class B                       $ 0.0306   October 3, 2003    September 30, 2003
Class C                       $ 0.0305   October 3, 2003    September 30, 2003
Class I                       $ 0.0383   October 3, 2003    September 30, 2003
Class M                       $ 0.0321   October 3, 2003    September 30, 2003
Class Q                       $ 0.0365   October 3, 2003    September 30, 2003
Class A                       $ 0.0360   November 5, 2003   October 31, 2003
Class B                       $ 0.0304   November 5, 2003   October 31, 2003
Class C                       $ 0.0304   November 5, 2003   October 31, 2003
Class I                       $ 0.0384   November 5, 2003   October 31, 2003
Class M                       $ 0.0317   November 5, 2003   October 31, 2003
Class Q                       $ 0.0363   November 5, 2003   October 31, 2003

HIGH YIELD BOND FUND
Class A                       $ 0.0497   November 3, 2003         Daily
Class B                       $ 0.0442   November 3, 2003         Daily
Class C                       $ 0.0442   November 3, 2003         Daily

HIGH YIELD OPPORTUNITY FUND
Class A                       $ 0.0350   November 3, 2003         Daily
Class B                       $ 0.0306   November 3, 2003         Daily
Class C                       $ 0.0306   November 3, 2003         Daily
Class M                       $ 0.0318   November 3, 2003         Daily
Class Q                       $ 0.0346   November 3, 2003         Daily

INTERMEDIATE BOND FUND
Class A                       $ 0.0287   November 3, 2003         Daily
Class B                       $ 0.0227   November 3, 2003         Daily
Class C                       $ 0.0221   November 3, 2003         Daily
Class I                       $ 0.0314   November 3, 2003         Daily

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)
                                   (Continued)

NOTE 17 -- SUBSEQUENT EVENTS (CONTINUED)

                               PER SHARE
                                 AMOUNT      PAYABLE DATE        RECORD DATE
                               ---------     ------------        -----------
NATIONAL TAX-EXEMPT BOND FUND
Class A                         $ 0.0302   November 3, 2003         Daily
Class B                         $ 0.0233   November 3, 2003         Daily
Class C                         $ 0.0233   November 3, 2003         Daily

STRATEGIC BOND FUND
Class A                         $ 0.0400   October 3, 2003    September 30, 2003
Class B                         $ 0.0366   October 3, 2003    September 30, 2003
Class C                         $ 0.0358   October 3, 2003    September 30, 2003
Class Q                         $ 0.0429   October 3, 2003    September 30, 2003
Class A                         $ 0.0400   November 5, 2003   October 31, 2003
Class B                         $ 0.0364   November 5, 2003   October 31, 2003
Class C                         $ 0.0360   November 5, 2003   October 31, 2003
Class Q                         $ 0.0429   November 5, 2003   October 31, 2003

ING CLASSIC MONEY MARKET FUND
Class A                         $ 0.0003   November 3, 2003         Daily
Class B                         $ 0.0000   November 3, 2003         Daily
Class C                         $ 0.0000   November 3, 2003         Daily

ING MONEY MARKET FUND
Class A                         $ 0.0006   November 3, 2003         Daily
Class B                         $ 0.0000   November 3, 2003         Daily
Class C                         $ 0.0000   November 3, 2003         Daily

MONEY MARKET TRUST
Class A                         $ 0.0003   November 3, 2003         Daily

ING
GNMA
Income
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                              VALUE
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 87.9%

                               FEDERAL HOME LOAN
                                 MORTGAGE CORPORATION: 0.4%
$       708,994                7.000%, due 11/01/14                                 $       753,013
      1,773,443                7.500%, due 12/01/14-01/01/30                              1,890,584
        350,148                8.000%, due 01/01/30                                         377,302
                                                                                    ---------------
                                                                                          3,020,899
                                                                                    ---------------
                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION: 0.4%

        384,846                                                                             409,600
        281,745                6.500%, due 06/01/14                                         298,003
        613,862                7.500%, due 05/01/28                                         656,047
      1,787,755        S       8.500%, due 08/01/11-09/01/15                              1,987,153
                                                                                    ---------------
                                                                                          3,350,803
                                                                                    ---------------
                               GOVERNMENT NATIONAL
                                 MORTGAGE ASSOCIATION: 87.1%
        979,994                10.250%, due 08/15/29                                      1,069,973
     55,531,485                5.000%, due 04/15/33-07/15/33                             55,703,865
     95,250,077                5.500%, due 02/20/23-07/15/33                             97,739,104
        553,463                5.650%, due 07/15/29                                         558,210
    169,058,357                6.000%, due 04/20/24-09/15/33                            175,295,995
      1,784,126                6.250%, due 04/15/26-04/15/28                              1,867,133
        135,340                6.340%, due 02/15/29                                         137,161
        574,186                6.350%, due 09/15/33                                         630,459
      5,820,455                6.400%, due 10/15/33-08/15/38                              6,408,481
      1,170,272                6.470%, due 09/15/33                                       1,290,941
     56,962,273                6.500%, due 02/15/22-02/15/40                             61,175,561
     15,420,232                6.625%, due 07/15/33-01/15/40                             17,332,005
      4,668,846                6.650%, due 12/15/13-09/15/32                              5,200,466
      3,525,311                6.670%, due 01/15/40                                       3,984,456
      6,210,297                6.687%, due 07/15/40                                       7,042,676
        395,226                6.700%, due 08/15/14-12/15/14                                419,535
      4,319,450                6.745%, due 10/15/39                                       4,889,893
     13,468,691                6.750%, due 06/15/13-01/15/41                             15,119,995
      2,854,475                6.810%, due 07/15/39                                       3,246,536
      4,090,695                6.820%, due 05/15/27-04/15/34                              4,625,324
      9,866,540                6.840%, due 10/15/36                                      11,271,338
      1,806,448                6.870%, due 03/15/39                                       2,063,072
      5,925,429                6.875%, due 01/15/29-02/15/40                              6,725,436
      2,185,841                6.900%, due 01/15/32                                       2,499,651
      2,904,734                6.950%, due 12/15/29                                       2,910,254
     99,794,392                7.000%, due 07/15/22-12/15/35                            106,463,877
      8,999,757                7.010%, due 02/15/37                                      10,264,141
        956,985                7.050%, due 07/15/29                                       1,016,837
      5,569,920                7.100%, due 11/15/39                                       6,393,762
      8,966,962                7.125%, due 09/15/39                                      10,277,305
      3,351,792                7.150%, due 07/15/36                                       3,854,921
      4,202,918                7.250%, due 08/15/22-09/15/31                              4,572,220
      2,961,114                7.300%, due 08/15/36                                       3,414,143
     10,034,934                7.500%, due 12/15/19-09/15/32                             10,802,559
      7,019,577                7.600%, due 08/15/31-06/15/40                              8,044,330
     10,944,891                7.625%, due 08/15/32-07/15/38                             12,289,669
         83,127                7.650%, due 12/15/12                                          87,792
        532,244                7.700%, due 08/15/13                                         563,065
      6,217,888                7.750%, due 06/15/14-12/15/35                              6,994,049
      1,103,887                7.800%, due 05/15/19-01/15/42                              1,270,647
     10,008,505                7.875%, due 09/15/29-04/15/38                             11,143,756
     14,147,633                8.000%, due 08/15/12-11/15/38                             15,842,434
        201,371                8.050%, due 07/15/19-04/15/21                                220,241
      1,361,823                8.100%, due 06/15/12-07/15/12                              1,446,613
      4,993,364                8.125%, due 05/15/38                                       5,721,115
      5,574,874                8.150%, due 12/15/11-09/15/15                              5,935,686
$     5,745,292        S       8.200%, due 10/15/11-05/15/13                        $     6,114,192
      2,053,264                8.250%, due 10/15/24-03/15/41                              2,340,258
      7,008,255                8.500%, due 12/15/29-10/15/31                              7,555,477
        119,017                8.750%, due 10/15/23-06/15/27                                125,795
      2,840,068                9.000%, due 05/15/20-12/15/34                              3,026,322
      1,377,893                9.250%, due 06/15/30                                       1,477,693
                                                                                    ---------------
                                                                                        736,466,419
                                                                                    ---------------
                               Total U.S. Government
                                 Agency Obligations
                                 (Cost $710,509,366)                                    742,838,121
                                                                                    ---------------

U.S. TREASURY OBLIGATIONS: 5.3%

                               U.S. TREASURY NOTES: 5.3%
     32,000,000                1.250%, due 05/31/05                                      31,991,264
     13,000,000                1.500%, due 07/31/05                                      13,034,034
                                                                                    ---------------
                                                                                         45,025,298
                                                                                    ---------------
                               Total U.S. Treasury Obligations
                                 (Cost $44,864,119)                                      45,025,298
                                                                                    ---------------
                               Total Long-Term Investments
                                 (Cost $755,373,485)                                    787,863,419
                                                                                    ---------------

SHORT-TERM INVESTMENTS: 6.5%

                               U.S. TREASURY BILLS: 6.5%
        500,000                0.000%, due 02/12/04                                         498,247
     55,000,000                0.000%, due 03/11/04                                      54,762,895
                                                                                    ---------------
                                                                                         55,261,142
                                                                                    ---------------
                               Total Short-term Investments
                                 (Cost $55,253,402)                                      55,261,142
                                                                                    ---------------
                               TOTAL INVESTMENTS
                                 IN SECURITIES (COST
                                 $810,626,887)*                    99.7%            $   843,124,561
                               OTHER ASSETS AND
                                 LIABILITIES-NET                    0.3                   2,150,621
                                                                  -----             ---------------
                               NET ASSETS                         100.0%            $   845,275,182
                                                                  =====             ===============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                              Gross Unrealized Appreciation                         $    35,761,802
                              Gross Unrealized Depreciation                              (3,264,128)
                                                                                    ---------------
                              Net Unrealized Appreciation                           $    32,497,674
                                                                                    ===============

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                              VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS: 93.3%

                               ADVERTISING: 0.4
$        10,000        #       RH Donnelley Finance Corp. I,
                                 due 10.875%, 12/15/12                              $        11,850
        265,000        #       Vertis, Inc., 9.750%, due
                                 04/01/09                                                   280,238
                                                                                    ---------------
                                                                                            292,088
                                                                                    ---------------
                               AEROSPACE/DEFENSE: 0.7%
         45,000        L       Armor Holdings, Inc., 8.250%,
                                 due 08/15/13                                                47,813
        155,000                L-3 Communications Corp.,
                                 7.625%, due 06/15/12                                       168,563
        215,000                Sequa Corp., 9.000%, due
                                 08/01/09                                                   236,499
                                                                                    ---------------
                                                                                            452,875
                                                                                    ---------------
                               AGRICULTURE: 0.2%
        155,000        #       Dimon, Inc., 7.750%,
                                 due 06/01/13                                               159,650
                                                                                    ---------------
                                                                                            159,650
                                                                                    ---------------
                               APPAREL: 0.4%
        250,000        #       Phillips-Van Heusen, 8.125%,
                                 due 05/01/13                                               263,125
                                                                                    ---------------
                                                                                            263,125
                                                                                    ---------------
                               AUTO MANUFACTURERS: 0.0%
         15,000        L       General Motors Corp., 7.125%,
                                 due 07/15/13                                                15,763
          5,000        L       General Motors Corp., 7.200%,
                                 due 01/15/11                                                 5,276
                                                                                    ---------------
                                                                                             21,039
                                                                                    ---------------
                               AUTO PARTS & EQUIPMENT: 3.1%
        500,000                CSK Auto, Inc., 12.000%, due
                                 06/15/06                                                   561,250
        120,000                Dana Corp., 10.125%, due
                                 03/15/10                                                   134,700
        180,000                Dura Operating Corp., 8.625%,
                                 due 04/15/12                                               187,650
        140,000        #       Eagle-Picher Industries, 9.750%,
                                 due 09/01/13                                               147,700
        235,000                Lear Corp., 8.110%, due 05/15/09                             271,425
        170,000                Rexnord Corp., 10.125%, due
                                 12/15/12                                                   189,550
        220,000        #       Tenneco Automotive, Inc.,
                                 10.250%, due 07/15/13                                      239,800
        310,000        #       TRW Automotive, Inc., 11.000%,
                                 due 02/15/13                                               362,700
                                                                                    ---------------
                                                                                          2,094,775
                                                                                    ---------------
                               BEVERAGES: 0.3%
        190,000        L       Constellation Brands, Inc., 8.500%,
                                 due 03/01/09                                               201,400
                                                                                    ---------------
                                                                                            201,400
                                                                                    ---------------
                               BUILDING MATERIALS: 0.3%
        175,000                Nortek Holdings, Inc., 9.875%,
                                 due 06/15/11                                               185,938
                                                                                    ---------------
                                                                                            185,938
                                                                                    ---------------
                               CHEMICALS: 2.6%
$       130,000        L       Equistar Funding Corp., 10.125%,
                                 due 09/01/08                                       $       129,350
        120,000        #       Equistar Funding Corp., 10.625%,
                                 due 05/01/11                                               119,400
        640,000                IMC Global, Inc., 10.875%, due
                                 06/01/08                                                   668,800
        460,000        L       Lyondell Chemical Co., 9.625%,
                                 due 05/01/07                                               439,300
        345,000        #       Rockwood Specialties Group, Inc.,
                                 10.625%, due 05/15/11                                      369,150
                                                                                    ---------------
                                                                                          1,726,000
                                                                                    ---------------
                               COMMERCIAL SERVICES: 2.9%
        325,000                Coinmach Corp., 9.000%, due
                                 02/01/10                                                   347,750
        205,000                Corrections Corp. of America,
                                 7.500%, due 05/01/11                                       212,431
        595,000       @@       Quebecor Media, Inc., 11.125%,
                                 due 07/15/11                                               681,275
        520,000                United Rentals North America, Inc.,
                                 10.750%, due 04/15/08                                      578,500
        100,000                United Rentals North America, Inc.,
                                 10.750%, due 04/15/08                                      111,250
                                                                                    ---------------
                                                                                          1,931,206
                                                                                    ---------------
                               COMPUTERS: 0.2%
        150,000       @@       Seagate Technology HDD Holdings,
                                 8.000%, due 05/15/09                                       166,125
                                                                                    ---------------
                                                                                            166,125
                                                                                    ---------------
                               COSMETICS/PERSONAL CARE: 0.5%
        365,000        L       Chattem, Inc., 8.875%, due
                                 04/01/08                                                   366,825
                                                                                    ---------------
                                                                                            366,825
                                                                                    ---------------
                               DISTRIBUTION/WHOLESALE: 0.5%
        340,000        #       Aviall, Inc., 7.625%, due 07/01/11                           350,200
                                                                                    ---------------
                                                                                            350,200
                                                                                    ---------------
                               DIVERSIFIED FINANCIAL SERVICES: 3.0%
        145,000     @@,#,L     Eircom Funding, 8.250%, due
                                 08/15/13                                                   156,600
        170,000        #       HLI Operating Co., Inc., 10.500%,
                                 due 06/15/10                                               186,150
        521,571        #       Hollinger Participation Trust,
                                 12.125%, due 11/15/10                                      590,027
        460,000                Nexstar Finance, Inc., 12.000%,
                                 due 04/01/08                                               517,500
        325,000                Technical Olympic USA, Inc.,
                                 9.000%, due 07/01/10                                       344,500
        165,000                Technical Olympic USA, Inc.,
                                 10.375%, due 07/01/12                                      178,200
         50,000        #       Universal City Development
                                 Partners, 11.750%, due 04/01/10                             56,500
                                                                                    ---------------
                                                                                          2,029,477
                                                                                    ---------------
                               ELECTRIC: 3.6%
        745,000        #       AES Corp., 8.750%, due 05/15/13                              785,975
        470,000       #,L      Calpine Corp., 8.750%, due
                                 07/15/13                                                   432,400
        215,000                Homer City Funding LLC, 8.734%,
                                 due 10/01/26                                               221,450

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                              VALUE
---------------------------------------------------------------------------------------------------
                               ELECTRIC (CONTINUED)
$       250,000                Illinois Power Co., 11.500%, due
                                 12/15/10                                           $       301,250
        275,000        #       PG&E Corp., 6.875%, due
                                 07/15/08                                                   290,125
        385,000                Teco Energy, Inc., 7.500%, due
                                 06/15/10                                                   392,219
                                                                                    ---------------
                                                                                          2,423,419
                                                                                    ---------------
                               ELECTRICAL COMPONENTS & EQUIPMENT: 0.2%
        145,000       @@       FIMEP SA, 10.500%, due 02/15/13                              164,575
                                                                                    ---------------
                                                                                            164,575
                                                                                    ---------------
                               ELECTRONICS: 0.8%
        200,000                Fisher Scientific Intl., 8.125%, due
                                 05/01/12                                                   213,500
        170,000        L       Flextronics Intl. Ltd., 6.500%, due
                                 05/15/13                                                   169,575
        165,000                Stoneridge, Inc., 11.500%, due
                                 05/01/12                                                   189,338
                                                                                    ---------------
                                                                                            572,413
                                                                                    ---------------
                               ENTERTAINMENT: 1.7%
        100,000                Argosy Gaming Co., 9.000%, due
                                 09/01/11                                                   108,750
        205,000                Carmike Cinemas, Inc., 10.375%,
                                 due 02/01/09                                               216,275
        315,000                Cinemark USA, Inc., 9.000%, due
                                 02/01/13                                                   337,838
        255,000                Regal Cinemas, Inc., 9.375%, due
                                 02/01/12                                                   288,150
        190,000        L       Six Flags, Inc., 9.750%, due
                                 06/15/07                                                   187,625
                                                                                    ---------------
                                                                                          1,138,638
                                                                                    ---------------
                               ENVIRONMENTAL CONTROL: 2.1%
        925,000                Allied Waste North America, 8.500%,
                                 due 12/01/08                                             1,003,625
        360,000        L       Allied Waste North America,
                                 10.000%, due 08/01/09                                      391,950
                                                                                    ---------------
                                                                                          1,395,575
                                                                                    ---------------
                               FOOD: 3.0%
        400,000        #       Del Monte Corp., 8.625%, due
                                 12/15/12                                                   438,999
        250,000       #,L      Domino's, Inc., 8.250%, due
                                 07/01/11                                                   265,313
        300,000                Great Atlantic & Pacific Tea Co.,
                                 9.125%, due 12/15/11                                       283,500
        268,000                Michael Foods, Inc., 11.750%,
                                 due 04/01/11                                               314,900
        245,000                Pilgrims Pride Corp., 9.625%, due
                                 09/15/11                                                   265,825
        135,000                Roundy's, Inc., 8.875%, due
                                 06/15/12                                                   141,750
         25,000        #       Smithfield Foods, Inc., 7.750%,
                                 due 05/15/13                                                26,938
        280,000        #       Swift & Co., 12.500%, due
                                 01/01/10                                                   310,800
                                                                                    ---------------
                                                                                          2,048,025
                                                                                    ---------------
                               FOREST PRODUCTS & PAPER: 3.5%
$       685,000                Appleton Papers, Inc., 12.500%,
                                 due 12/15/08                                       $       750,075
        580,000        L       Georgia-Pacific Corp., 8.125%,
                                 due 05/15/11                                               606,100
        180,000        L       Georgia-Pacific Corp., 8.875%,
                                 due 02/01/10                                               198,000
        280,000                Georgia-Pacific Corp., 9.375%,
                                 due 02/01/13                                               313,950
        475,000       @@       Tembec Industries, Inc., 8.625%,
                                 due 06/30/09                                               470,250
                                                                                    ---------------
                                                                                          2,338,375
                                                                                    ---------------
                               HEALTHCARE-PRODUCTS: 0.3%
        215,000        #       Medex, Inc., 8.875%, due 05/15/13                            228,438
                                                                                    ---------------
                                                                                            228,438
                                                                                    ---------------
                               HEALTHCARE-SERVICES: 3.3%
        300,000        L       Alliance Imaging, Inc., 10.375%,
                                 due 04/15/11                                               313,500
         80,000                Coventry Health Care, Inc.,
                                 8.125%, due 02/15/12                                        85,600
        450,000                HCA, Inc., 7.875%, due 02/01/11                              503,085
        450,000                HCA, Inc., 8.750%, due 09/01/10                              524,308
        755,000                Tenet Healthcare Corp., 7.375%,
                                 due 02/01/13                                               764,438
                                                                                    ---------------
                                                                                          2,190,931
                                                                                    ---------------
                               HOME BUILDERS: 2.0%
        165,000                Beazer Homes USA, Inc., 8.375%,
                                 due 04/15/12                                               179,025
        195,000        #       K. Hovnanian Enterprises, Inc.,
                                 7.750%, due 05/15/13                                       201,825
        140,000                KB Home, 7.750%, due 02/01/10                                148,400
        155,000                Meritage Corp., 9.750%,
                                 due 06/01/11                                               170,500
         95,000                Ryland Group, Inc., 8.000%, due
                                 08/15/06                                                   102,244
         80,000                Ryland Group, Inc., 9.125%, due
                                 06/15/11                                                    90,500
        165,000                Standard-Pacific Corp., 7.750%,
                                 due 03/15/13                                               169,125
         20,000        #       WCI Communities, Inc., 7.875%,
                                 due 10/01/13                                                20,150
        250,000                WCI Communities, Inc., 10.625%,
                                 due 02/15/11                                               275,000
                                                                                    ---------------
                                                                                          1,356,769
                                                                                    ---------------
                               HOUSEHOLD PRODUCTS/WARES: 1.0%
        450,000                American Greetings, 11.750%,
                                 due 07/15/08                                               515,250
        155,000        #       Rayovac Corp., 8.500%, due
                                 10/01/13                                                   160,425
                                                                                    ---------------
                                                                                            675,675
                                                                                    ---------------
                               IRON/STEEL: 0.3%
        210,000                United States Steel Corp., 9.750%,
                                 due 05/15/10                                               216,300
                                                                                    ---------------
                                                                                            216,300
                                                                                    ---------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                              VALUE
---------------------------------------------------------------------------------------------------
                               LEISURE TIME: 0.7%
$       300,000       @@       Royal Caribbean Cruises Ltd.,
                                 8.000%, due 05/15/10                               $       318,000
        160,000        #       Worldspan Financing Corp.,
                                 9.625%, due 06/15/11                                       168,400
                                                                                    ---------------
                                                                                            486,400
                                                                                    ---------------
                               LODGING: 7.0%
        490,000                Ameristar Casinos, Inc., 10.750%,
                                 due 02/15/09                                               559,825
        275,000                Aztar Corp., 9.000%, due
                                 08/15/11                                                   298,719
        225,000                Extended Stay America, Inc.,
                                 9.875%, due 06/15/11                                       249,469
        200,000                Hilton Hotels Corp., 7.625%, due
                                 05/15/08                                                   220,000
        129,000                Host Marriott Corp., 7.875%, due
                                 08/01/05                                                   132,870
         95,000                Host Marriott Corp., 7.875%, due
                                 08/01/08                                                    98,088
        590,000                Mandalay Resort Group, 9.500%,
                                 due 08/01/08                                               679,974
        450,000        L       MGM Mirage, 8.375%, due
                                 02/01/11                                                   497,250
         75,000                MGM Mirage, 9.750%, due
                                 06/01/07                                                    85,219
        155,000                Park Place Entertainment Corp.,
                                 7.000%, due 04/15/13                                       161,006
        520,000        L       Park Place Entertainment Corp.,
                                 7.875%, due 03/15/10                                       559,000
        195,000                Park Place Entertainment Corp.,
                                 9.375%, due 02/15/07                                       215,963
        565,000                Starwood Hotels & Resorts
                                 Worldwide, Inc., 7.875%, due
                                 05/01/12                                                   621,499
        290,000                Venetian Casino Resort LLC,
                                 11.000%, due 06/15/10                                      332,050
                                                                                    ---------------
                                                                                          4,710,932
                                                                                    ---------------
                               MEDIA: 13.4%
        230,000                Allbritton Communications Co.,
                                 7.750%, due 12/15/12                                       235,750
        325,000                Block Communications, Inc.,
                                 9.250%, due 04/15/09                                       349,375
        265,000       @@       Canwest Media, Inc., 10.625%,
                                 due 05/15/11                                               302,100
        630,000                Charter Communications Holdings
                                 Capital Corp., 9.625%,
                                 due 11/15/09                                               489,825
        180,000        L       CSC Holdings, Inc., 7.625%, due
                                 04/01/11                                                   180,450
        325,000        L       CSC Holdings, Inc., 10.500%, due
                                 05/15/16                                                   359,125
         75,000                Dex Media East Finance Co.,
                                 9.875%, due 11/15/09                                        85,313
        680,000        L       Dex Media East Finance Co.,
                                 12.125%, due 11/15/12                                      824,499
        125,000        #       Dex Media Finance Co., 8.500%,
                                 due 08/15/10                                               136,563
        400,000       #,L      Dex Media Finance Co., 9.875%,
                                 due 08/15/13                                               454,000
        450,000                DirecTV Holdings LLC, 8.375%,
                                 due 03/15/13                                               509,625
$       280,000        #       Echostar DBS Corp., 5.750%, due
                                 10/01/08                                           $       281,750
        165,000                Entravision Communications
                                 Corp., 8.125%, due 03/15/09                                173,663
         70,000                Granite Broadcasting Corp.,
                                 8.875%, due 05/15/08                                        67,638
        470,000                Granite Broadcasting Corp.,
                                 10.375%, due 05/15/05                                      465,300
        515,000                Gray Television, Inc., 9.250%, due
                                 12/15/11                                                   570,362
        415,000                Hollinger Intl. Publishing, 9.000%,
                                 due 12/15/10                                               439,381
         65,000      @@,#      Hollinger, Inc., 11.875%, due
                                 03/01/11                                                    72,150
        125,000                Houghton Mifflin Co., 8.250%,
                                 due 02/01/11                                               131,563
        170,000        L       Mediacom Broadband LLC,
                                 11.000%, due 07/15/13                                      179,775
        230,000       #,+      Nexstar Finance Holdings, Inc.,
                                 0.000%, due 04/01/08                                       162,150
        330,000                Paxson Communications Corp.,
                                 10.750%, due 07/15/08                                      350,213
        110,000                Primedia, Inc., 8.875%, due
                                 05/15/11                                                   114,675
        140,000                Salem Communications Holding
                                 Corp., 9.000%, due 07/01/11                                151,375
        195,000                Sinclair Broadcast Group, Inc.,
                                 8.000%, due 03/15/12                                       206,700
        240,000                Spanish Broadcasting System,
                                 9.625%, due 11/01/09                                       255,000
        565,000      @@,#      Vivendi Universal SA, 9.250%,
                                 due 04/15/10                                               651,868
              0                Young Broadcasting, Inc., 8.500%,
                                 due 12/15/08                                                     0
        198,000                Young Broadcasting, Inc., 9.000%,
                                 due 01/15/06                                               199,980
        498,000                Young Broadcasting, Inc.,
                                 10.000%, due 03/01/11                                      530,369
                                                                                    ---------------
                                                                                          8,930,537
                                                                                    ---------------
                               MINING: 0.7%
        415,000                Compass Minerals Group, Inc.,
                                 10.000%, due 08/15/11                                      462,725
                                                                                    ---------------
                                                                                            462,725
                                                                                    ---------------
                               MISCELLANEOUS MANUFACTURING: 1.6%
        180,000                Samsonite Corp, 10.750%, due
                                 06/15/08                                                   189,000
        145,000                SPX Corp., 7.500%, due 01/01/13                              153,338
        720,000       @@       Tyco Intl. Group SA, 6.750%, due
                                 02/15/11                                                   763,200
                                                                                    ---------------
                                                                                          1,105,538
                                                                                    ---------------
                               OFFICE/BUSINESS EQUIP: 0.6%
        375,000                Xerox Corp., 7.625%, due 06/15/13                            371,719
                                                                                    ---------------
                                                                                            371,719
                                                                                    ---------------
                               OIL AND GAS: 4.2%
        465,000        #       Chesapeake Energy Corp., 7.500%,
                                 due 09/15/13                                               490,575
         90,000        #       Energy Partners Ltd., 8.750%,
                                 due 08/01/10                                                92,700
        400,000                Nuevo Energy Co., 9.375%, due
                                 10/01/10                                                   435,000

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                              VALUE
---------------------------------------------------------------------------------------------------
                               OIL AND GAS (CONTINUED)
$        37,000                Nuevo Energy Co., 9.500%, due
                                 06/01/08                                           $        39,081
        470,000                Swift Energy Co., 9.375%, due
                                 05/01/12                                                   509,949
        225,000                Vintage Petroleum, Inc., 8.250%,
                                 due 05/01/12                                               243,563
        550,000       @@       Western Oil Sands, Inc., 8.375%,
                                 due 05/01/12                                               625,624
        375,000                Westport Resources Corp.,
                                 8.250%, due 11/01/11                                       411,563
                                                                                    ---------------
                                                                                          2,848,055
                                                                                    ---------------
                               OIL AND GAS SERVICES: 2.2%
        175,000                Grant Prideco Escrow Corp.,
                                 9.000%, due 12/15/09                                       189,438
        500,000                Grant Prideco, Inc., 9.625%, due
                                 12/01/07                                                   550,000
        675,000                Hanover Equipment Trust, 8.500%,
                                 due 09/01/08                                               698,625
         50,000                Hanover Equipment Trust, 8.750%,
                                 due 09/01/11                                                51,750
                                                                                    ---------------
                                                                                          1,489,813
                                                                                    ---------------
                               PACKAGING AND CONTAINERS: 5.7%
        105,000                Ball Corp., 6.875%, due 12/15/12                             108,806
        430,000        #       BWAY Finance Corp., 10.000%,
                                 due 10/15/10                                               466,550
        395,000      @@,#      Crown European Holdings SA,
                                 10.875%, due 03/01/13                                      437,463
        375,000                Greif, Inc., 8.875%, due 08/01/12                            407,813
        180,000     @@,#,L     Norampac, Inc., 6.750%, due
                                 06/01/13                                                   184,500
        320,000        #       Owens-Brockway, 8.250%, due
                                 05/15/13                                                   328,000
        965,000                Owens-Brockway, 8.875%, due
                                 02/15/09                                                 1,032,549
        300,000        L       Owens-Illinois, Inc., 7.150%, due
                                 05/15/05                                                   308,250
        540,000                Smurfit-Stone Container Corp.,
                                 8.250%, due 10/01/12                                       566,999
                                                                                    ---------------
                                                                                          3,840,930
                                                                                    ---------------
                               PHARMACEUTICALS: 0.8%
         50,000                AmerisourceBergen Corp., 7.250%,
                                 due 11/15/12                                                51,125
        425,000                AmerisourceBergen Corp., 8.125%,
                                 due 09/01/08                                               463,250
                                                                                    ---------------
                                                                                            514,375
                                                                                    ---------------
                               PIPELINES: 3.4%
        265,000                ANR Pipeline Co., 8.875%, due
                                 03/15/10                                                   284,875
        245,000        L       EL Paso Corp., 7.875%, due
                                 06/15/12                                                   207,025
        125,000                GulfTerra Energy Finance Corp.,
                                 10.625%, due 12/01/12                                      147,188
        200,000                GulfTerra Energy Partners LP,
                                 8.500%, due 06/01/10                                       216,500
        200,000                Southern Natural Gas Co., 7.350%,
                                 due 02/15/31                                               185,000
        310,000                Southern Natural Gas Co., 8.000%,
                                 due 03/01/32                                               303,025
$       245,000                Tennessee Gas Pipeline Co.,
                                 8.375%, due 06/15/32                               $       240,100
        505,000                Transcontinental Gas Pipe Line
                                 Corp., 8.875%, due 07/15/12                                573,805
         95,000                Williams Cos., Inc., 8.625%, due
                                 06/01/10                                                   101,413
                                                                                    ---------------
                                                                                          2,258,931
                                                                                    ---------------
                               REITs: 0.9%
        350,000        L       Felcor Lodging LP, 9.500%, due
                                 09/15/08                                                   378,000
         65,000                Host Marriott LP, 9.500%, due
                                 01/15/07                                                    71,500
        170,000        #       La Quinta Properties, Inc., 8.875%,
                                 due 03/15/11                                               185,088
                                                                                    ---------------
                                                                                            634,588
                                                                                    ---------------
                               RETAIL: 3.7%
        400,000                Dollar General Corp., 8.625%,
                                 due 06/15/10                                               446,500
         70,000        #       Group 1 Automotive, Inc., 8.250%,
                                 due 08/15/13                                                75,775
        335,000        L       JC Penney Co., Inc., 7.600%, due
                                 04/01/07                                                   363,475
        165,000                Rent-A-Center, Inc., 7.500%, due
                                 05/01/10                                                   174,281
        415,000        S       Rite Aid Corp., 7.625%, due
                                 04/15/05                                                   427,450
        175,000        #       Rite Aid Corp., 9.250%, due
                                 06/01/13                                                   186,375
         80,000                Saks, Inc., 8.250%, due 11/15/08                              88,000
        330,000                Star Gas Finance Co., 10.250%,
                                 due 02/15/13                                               353,100
        310,000                Yum! Brands, Inc., 8.875%, due
                                 04/15/11                                                   362,700
                                                                                    ---------------
                                                                                          2,477,656
                                                                                    ---------------
                               SEMICONDUCTORS: 0.3%
         70,000                AMI Semiconductor, Inc., 10.750%,
                                 due 02/01/13                                                79,450
         70,000        #       Amkor Technology, Inc., 7.750%,
                                 due 05/15/13                                                70,700
         60,000                Amkor Technology, Inc., 9.250%,
                                 due 02/15/08                                                65,100
                                                                                    ---------------
                                                                                            215,250
                                                                                    ---------------
                               TELECOMMUNICATIONS: 11.2%
        470,000       #,L      ACC Escrow Corp., 10.000%, due
                                 08/01/11                                                   507,600
        540,000       #,L      American Tower Corp., 9.375%,
                                 due 02/01/09                                               553,500
        275,000        +       American Tower Escrow Corp.,
                                 .000%, due 08/01/08                                        184,250
        280,000        #       Centennial Communications Corp.,
                                 10.125%, due 06/15/13                                      289,800
        225,000        L       Crown Castle Intl. Corp., 9.375%,
                                 due 08/01/11                                               241,313
        350,000        L       Crown Castle Intl. Corp., 10.750%,
                                 due 08/01/11                                               390,250
        205,000        #       Dobson Communications Corp.,
                                 8.875%, due 10/01/13                                       208,331
        160,000                Dobson Communications Corp.,
                                 10.875%, due 07/01/10                                      175,200

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                              VALUE
---------------------------------------------------------------------------------------------------
                               TELECOMMUNICATIONS (CONTINUED)
$       125,000                Dobson/Sygnet Communications
                                 Co., 12.250%, due 12/15/08                         $       134,688
        115,000        #       MetroPCS, Inc., 10.750%, due
                                 10/01/11                                                   117,875
        540,000        L       Nextel Communications, Inc.,
                                 7.375%, due 08/01/15                                       548,100
        600,000        L       Nextel Communications, Inc.,
                                 9.375%, due 11/15/09                                       653,999
        110,000        L       Nextel Partners, Inc., 12.500%,
                                 due 11/15/09                                               125,950
        445,000                Panamsat Corp., 8.500%, due
                                 02/01/12                                                   468,363
        610,000                Qwest Communications Intl.,
                                 7.500%, due 11/01/08                                       588,649
         65,000        #       Qwest Corp., 8.875%, due
                                 03/15/12                                                    72,475
        601,000        #       Qwest Services Corp., 14.000%,
                                 due 12/15/14                                               725,707
        295,000       @@       Rogers Wireless Communications,
                                 Inc., 9.625%, due 05/01/11                                 340,725
        210,000        #       Spectrasite, Inc., 8.250%, due
                                 05/15/10                                                   222,600
        295,000       @@       TELUS Corp., 8.000%, due 06/01/11                            344,992
        255,000                Triton PCS, Inc., 8.500%, due
                                 06/01/13                                                   274,763
        305,000        #       Western Wireless Corp., 9.250%,
                                 due 07/15/13                                               312,625
                                                                                    ---------------
                                                                                          7,481,755
                                                                                    ---------------
                               Total Corporate Bonds
                                 (Cost $59,474,872)                                      62,819,060
                                                                                    ---------------

  SHARES                                                                                 VALUE
---------------------------------------------------------------------------------------------------
PREFERRED STOCK: 1.8%

                               MEDIA: 1.8%
          5,050                Cablevision Systems Corp.                                    528,987
          2,919        @       Paxson Communications Corp.                                  263,462
          4,150                Primedia, Inc.                                               399,438
                                                                                    ---------------
                                                                                          1,191,887
                                                                                    ---------------
                               TELECOMMUNICATIONS: 0.0%
            373    @,@@,I,X    O Sullivan Industries, Inc.                                       --
                                                                                    ---------------
                                                                                                 --
                                                                                    ---------------
                               Total Preferred Stock
                                 (Cost $1,152,405)                                        1,191,887
                                                                                    ---------------

NUMBER OF
 WARRANTS                                                                                VALUE
---------------------------------------------------------------------------------------------------
WARRANTS: 0.0%

                               TELECOMMUNICATIONS: 0.0%:
             90                American Tower Corp.,
                                 Expires 8/1/2008                                            11,070
            500    @,@@,I,X    GT Group Telecom, Inc.,
                                 Expires 2/1/2010                                                --
          1,000    @,@@,I,X    O Sullivan Industries, Inc.,
                                 Expires 10/15/2009                                              --
                                                                                    ---------------
                                                                                             11,070
                                                                                    ---------------
                               Total Warrants (Cost $6,677)                                  11,070
                                                                                    ---------------
                                Total Long Term Investments
                                  (Cost $60,633,954)                                     64,022,017
                                                                                    ---------------

PRINCIPAL
AMOUNT                                                                              VALUE
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.7%

                               REPURCHASE AGREEMENT: 3.7%
$     2,507,000                Goldman Sachs Repurchase
                                 Agreement dated 09/30/03,
                                 1.090%, due 10/01/03,
                                 $2,507,076 to be received upon
                                 repurchase (Collateralized by
                                 various U.S. Government
                                 Securities, 0.000%-6.500%,
                                 market value $2,524,579,
                                 due 05/15/05-05/15/11)                             $     2,507,000
                                                                                    ---------------
                               Total Short-term
                                 Investments
                                 (Cost $2,507,000)                                        2,507,000
                                                                                    ---------------
                               TOTAL INVESTMENTS IN
                                 SECURITIES
                                 (COST $63,140,954)*               98.8%            $    66,529,017
                               OTHER ASSETS AND
                                 LIABILITIES-NET                    1.2                     838,564
                                                                  -----             ---------------
                               NET ASSETS                         100.0%            $    67,367,581
                                                                  =====             ===============

@     Non-income producing security

@@    Foreign Issuer

+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

# Securities with purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.

I     Illiquid Security

X Market Value determined by ING Valuation Committee appointed by the Fund's Board of Trustees.

L Loaned security, a portion or all of the security is on loan at September 30, 2003.

REITs Real Estate Investment Trusts

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                                         $     3,494,683
              Gross Unrealized Depreciation                                                (106,620)
                                                                                    ---------------
              Net Unrealized Appreciation                                           $     3,388,063
                                                                                    ===============

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS: 93.2%

                               ADVERTISING: 0.5%$
$        55,000        #       RH Donnelley Finance Corp. I,
                                 10.875%, due 12/15/12                              $        65,175
      1,390,000        #       Vertis, Inc., 9.750%, due
                                 04/01/09                                                 1,469,925
                                                                                    ---------------
                                                                                          1,535,100
                                                                                    ---------------
                               AEROSPACE/DEFENSE: 0.7%
        210,000        #       Armor Holdings, Inc., 8.250%,
                                 due 08/15/13                                               223,125
        660,000        L       L-3 Communications Corp.,
                                 7.625%, due 06/15/12                                       717,750
      1,075,000        L       Sequa Corp., 8.875%, due
                                 04/01/08                                                 1,155,625
         50,000                Sequa Corp., 9.000%, due
                                 08/01/09                                                    55,000
                                                                                    ---------------
                                                                                          2,151,500
                                                                                    ---------------
                               AGRICULTURE: 0.2%
        600,000        #       Dimon, Inc., 7.750%, due
                                 06/01/13                                                   618,000
                                                                                    ---------------
                                                                                            618,000
                                                                                    ---------------
                               APPAREL: 0.4%
      1,225,000        #       Phillips-Van Heusen, 8.125%,
                                 due 05/01/13                                             1,289,313
                                                                                    ---------------
                                                                                          1,289,313
                                                                                    ---------------
                               AUTO MANUFACTURERS: 0.0%
         70,000                General Motors Corp., 7.125%,
                                 due 07/15/13                                                73,557
         20,000        L       General Motors Corp., 7.200%,
                                 due 01/15/11                                                21,105
                                                                                    ---------------
                                                                                             94,662
                                                                                    ---------------
                               AUTO PARTS & EQUIPMENT: 2.4%
        630,000                Dana Corp., 10.125%, due
                                 03/15/10                                                   707,175
        900,000        L       Dura Operating Corp., 8.625%,
                                 due 04/15/12                                               938,250
        630,000        #       Eagle-Picher Industries, 9.750%,
                                 due 09/01/13                                               664,650
      1,030,000                Lear Corp., 8.110%, due
                                 05/15/09                                                 1,189,650
        960,000                Rexnord Corp., 10.125%, due
                                 12/15/12                                                 1,070,400
      1,070,000       #,L      Tenneco Automotive, Inc.,
                                 10.250%, due 07/15/13                                    1,166,300
      1,485,000       #,L      TRW Automotive, Inc.,
                                 11.000%, due 02/15/13                                    1,737,450
                                                                                    ---------------
                                                                                          7,473,875
                                                                                    ---------------
                               BEVERAGES: 0.3%
        895,000                Constellation Brands, Inc.,
                                 8.500%, due 03/01/09                                       948,700
                                                                                    ---------------
                                                                                            948,700
                                                                                    ---------------
                               BUILDING MATERIALS: 0.3%
      2,456,000     @,I,XX     International Utility Structures,
                    @@,**        Inc., 13.000%, due 02/01/08                                 85,960
        895,000                Nortek Holdings, Inc., 9.875%,
                                 due 06/15/11                                               950,938
                                                                                    ---------------
                                                                                          1,036,898
                                                                                    ---------------
                               CHEMICALS: 2.5%
$       590,000       #,L      Equistar Funding Corp.,
                                 10.125%, due 09/01/08                              $       587,050
        610,000                Equistar Funding Corp.,
                                 10.625%, due 05/01/11                                      606,950
      1,450,000        L       IMC Global, Inc., 10.875%, due
                                 06/01/08                                                 1,515,250
      1,400,000                IMC Global, Inc., 11.250%, due
                                 06/01/11                                                 1,463,000
      1,685,000        L       Lyondell Chemical Co., 9.625%,
                                 due 05/01/07                                             1,609,175
      1,735,000       #,L      Rockwood Specialties Group,
                                 Inc., 10.625%, due 05/15/11                              1,856,450
                                                                                    ---------------
                                                                                          7,637,875
                                                                                    ---------------
                               COMMERCIAL SERVICES: 2.9%
      1,365,000                Coinmach Corp., 9.000%, due
                                 02/01/10                                                 1,460,550
      1,245,000                Corrections Corp. of America,
                                 7.500%, due 05/01/11                                     1,290,131
      3,205,000       @@       Quebecor Media, Inc., 11.125%,
                                 due 07/15/11                                             3,669,725
      2,220,000        L       United Rentals North America,
                                 Inc., 10.750%, due 04/15/08                              2,469,750
                                                                                    ---------------
                                                                                          8,890,156
                                                                                    ---------------
                               COMPUTERS: 0.3%
        800,000       @@       Seagate Technology HDD
                                 Holdings, 8.000%, due
                                 05/15/09                                                   886,000
                                                                                    ---------------
                                                                                            886,000
                                                                                    ---------------
                               COSMETICS/PERSONAL CARE: 0.5%
      1,630,000        L       Chattem, Inc., 8.875%, due
                                 04/01/08                                                 1,638,150
                                                                                    ---------------
                                                                                          1,638,150
                                                                                    ---------------
                               DISTRIBUTION/WHOLESALE: 0.6%
      1,720,000       #,L      Aviall, Inc., 7.625%, due
                                 07/01/11                                                 1,771,600
                                                                                    ---------------
                                                                                          1,771,600
                                                                                    ---------------
                               DIVERSIFIED FINANCIAL SERVICES: 3.4%
        680,000     @@,#,L     Eircom Funding, 8.250%, due
                                 08/15/13                                                   734,400
        850,000        #       HLI Operating Co., Inc.,
                                 10.500%, due 06/15/10                                      930,750
      2,839,436        #       Hollinger Participation Trust,
                                 12.125%, due 11/15/10                                    3,212,112
      2,305,000                Nexstar Finance, Inc., 12.000%,
                                 due 04/01/08                                             2,593,125
      1,630,000        L       Technical Olympic USA, Inc.,
                                 9.000%, due 07/01/10                                     1,727,800
        895,000                Technical Olympic USA, Inc.,
                                 10.375%, due 07/01/12                                      966,600
        280,000       #,L      Universal City Development
                                 Partners, 11.750%, due
                                 04/01/10                                                   316,400
                                                                                    ---------------
                                                                                         10,481,187
                                                                                    ---------------
                               ELECTRIC: 3.8%
      3,485,000        #       AES Corp., 8.750%, due
                                 05/15/13                                                 3,676,675

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
                               ELECTRIC (CONTINUED)
$     2,190,000       #,L      Calpine Corp., 8.750%, due
                                 07/15/13                                           $     2,014,800
      1,065,000        L       Homer City Funding LLC,
                                 8.734%, due 10/01/26                                     1,096,950
      1,250,000                Illinois Power Co, 11.500%, due
                                 12/15/10                                                 1,506,250
      1,285,000        #       PG&E Corp., 6.875%, due
                                 07/15/08                                                 1,355,675
      2,005,000        L       Teco Energy, Inc., 7.500%, due
                                 06/15/10                                                 2,042,594
                                                                                    ---------------
                                                                                         11,692,944
                                                                                    ---------------
                               ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
        800,000       @@       FIMEP SA, 10.500%, due
                                 02/15/13                                                   908,000
                                                                                    ---------------
                                                                                            908,000
                                                                                    ---------------
                               ELECTRONICS: 0.8%
        400,000                Fisher Scientific Intl., 8.125%,
                                 due 05/01/12                                               427,000
        910,000     @@,#,L     Flextronics Intl. Ltd., 6.500%,
                                 due 05/15/13                                               907,725
        925,000                Stoneridge, Inc., 11.500%, due
                                 05/01/12                                                 1,061,438
                                                                                    ---------------
                                                                                          2,396,163
                                                                                    ---------------
                               ENTERTAINMENT: 2.3%
        400,000                Argosy Gaming Co., 9.000%,
                                 due 09/01/11                                               435,000
      2,900,000                Carmike Cinemas, Inc., 10.375%,
                                 due 02/01/09                                             3,059,500
      1,510,000        L       Cinemark USA, Inc., 9.000%,
                                 due 02/01/13                                             1,619,475
      1,200,000                Regal Cinemas, Inc., 9.375%,
                                 due 02/01/12                                             1,356,000
        835,000        L       Six Flags, Inc., 9.750%, due
                                 06/15/07                                                   824,563
                                                                                    ---------------
                                                                                          7,294,538
                                                                                    ---------------
                               ENVIRONMENTAL CONTROL: 2.1%
        750,000                Allied Waste North America,
                                 7.875%, due 01/01/09                                       781,875
      1,815,000                Allied Waste North America,
                                 8.500%, due 12/01/08                                     1,969,275
      1,700,000                Allied Waste North America,
                                 8.875%, due 04/01/08                                     1,848,750
      1,900,000        L       Allied Waste North America,
                                 10.000%, due 08/01/09                                    2,068,625
                                                                                    ---------------
                                                                                          6,668,525
                                                                                    ---------------
                               FOOD: 3.4%
      2,120,000       #,L      Del Monte Corp., 8.625%, due
                                 12/15/12                                                 2,326,699
      1,230,000        #       Domino's, Inc., 8.250%, due
                                 07/01/11                                                 1,305,338
      1,680,000                Great Atlantic & Pacific Tea Co.,
                                 9.125%, due 12/15/11                                     1,587,600
      1,345,000                Michael Foods, Inc., 11.750%,
                                 due 04/01/11                                             1,580,375
      1,150,000                Pilgrims Pride Corp., 9.625%,
                                 due 09/15/11                                             1,247,750
        625,000                Roundy's, Inc., 8.875%, due
                                 06/15/12                                                   656,250
$       385,000        #       Smithfield Foods, Inc., 7.750%,
                                 due 05/15/13                                       $       414,838
      1,240,000       #,L      Swift & Co., 12.500%, due
                                 01/01/10                                                 1,376,400
                                                                                    ---------------
                                                                                         10,495,250
                                                                                    ---------------
                               FOREST PRODUCTS & PAPER: 3.3%
      3,200,000                Appleton Papers, Inc., 12.500%,
                                 due 12/15/08                                             3,504,000
      1,660,000        L       Georgia-Pacific Corp., 8.125%,
                                 due 05/15/11                                             1,734,700
        930,000        L       Georgia-Pacific Corp., 8.875%,
                                 due 02/01/10                                             1,023,000
      1,870,000                Georgia-Pacific Corp., 9.375%,
                                 due 02/01/13                                             2,096,738
        630,000       @@       Tembec Industries, Inc., 7.750%,
                                 due 03/15/12                                               595,350
      1,350,000       @@       Tembec Industries, Inc., 8.625%,
                                 due 06/30/09                                             1,336,500
                                                                                    ---------------
                                                                                         10,290,288
                                                                                    ---------------
                               HEALTHCARE-PRODUCTS: 0.4%
      1,210,000        #       Medex, Inc., 8.875%, due
                                 05/15/13                                                 1,285,625
                                                                                    ---------------
                                                                                          1,285,625
                                                                                    ---------------
                               HEALTHCARE-SERVICES: 1.6%
      1,405,000        L       Alliance Imaging, Inc., 10.375%,
                                 due 04/15/11                                             1,468,225
      3,460,000                Tenet Healthcare Corp., 7.375%,
                                 due 02/01/13                                             3,503,250
                                                                                    ---------------
                                                                                          4,971,475
                                                                                    ---------------
                               HOME BUILDERS: 2.6%
      1,650,000                DR Horton, Inc., 9.375%, due
                                 03/15/11                                                 1,806,750
        970,000        #       K. Hovnanian Enterprises, Inc.,
                                 7.750%, due 05/15/13                                     1,003,950
        430,000                KB Home, 7.750%, due 02/01/10                                455,800
        770,000                Meritage Corp., 9.750%, due
                                 06/01/11                                                   847,000
      1,400,000                Ryland Group, Inc., 9.125%, due
                                 06/15/11                                                 1,583,750
        815,000        L       Standard-Pacific Corp., 7.750%,
                                 due 03/15/13                                               835,375
         15,000        #       WCI Communities, Inc., 7.875%,
                                 due 10/01/13                                                15,113
      1,310,000                WCI Communities, Inc.,
                                 10.625%, due 02/15/11                                    1,441,000
                                                                                    ---------------
                                                                                          7,988,738
                                                                                    ---------------
                               HOUSEHOLD PRODUCTS/WARES: 1.2%
      2,725,000                American Greetings, 11.750%,
                                 due 07/15/08                                             3,120,125
        695,000      #,L       Rayovac Corp, 8.500%, due
                                 10/01/13                                                   719,325
                                                                                    ---------------
                                                                                          3,839,450
                                                                                    ---------------
                               IRON/STEEL: 0.5%
        875,000                Armco, Inc., 9.000%, due
                                 09/15/07                                                   634,375
        750,000        L       United States Steel Corp.,
                                 9.750%, due 05/15/10                                       772,500
                                                                                    ---------------
                                                                                          1,406,875
                                                                                    ---------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
                               LEISURE TIME: 0.7%
$     1,300,000      @@,L      Royal Caribbean Cruises Ltd.,
                                 8.000%, due 05/15/10                               $     1,378,000
        765,000        #       Worldspan Financing Corp.,
                                 9.625%, due 06/15/11                                       805,163
                                                                                    ---------------
                                                                                          2,183,163
                                                                                    ---------------
                               LODGING: 6.2%
      2,170,000                Ameristar Casinos, Inc.,
                                 10.750%, due 02/15/09                                    2,479,224
      1,070,000                Aztar Corp., 9.000%, due
                                 08/15/11                                                 1,162,288
      1,050,000                Extended Stay America, Inc.,
                                 9.875%, due 06/15/11                                     1,164,188
        910,000        L       Hilton Hotels Corp., 7.625%,
                                 due 05/15/08                                             1,001,000
        440,000                Host Marriott Corp., 7.875%,
                                 due 08/01/05                                               453,200
        545,000                Host Marriott Corp., 7.875%,
                                 due 08/01/08                                               562,713
        960,000                Mandalay Resort Group,
                                 9.500%, due 08/01/08                                     1,106,400
      1,575,000        L       MGM Mirage, 8.375%, due
                                 02/01/11                                                 1,740,375
      1,150,000                MGM Mirage, 9.750%, due
                                 06/01/07                                                 1,306,688
        740,000                Park Place Entertainment Corp.,
                                 7.000%, due 04/15/13                                       768,675
      2,495,000        L       Park Place Entertainment Corp.,
                                 7.875%, due 03/15/10                                     2,682,124
        335,000                Park Place Entertainment Corp.,
                                 9.375%, due 02/15/07                                       371,013
      2,540,000                Starwood Hotels & Resorts
                                 Worldwide, Inc., 7.875%, due
                                 05/01/12                                                 2,793,999
      1,490,000        L       Venetian Casino Resort LLC,
                                 11.000%, due 06/15/10                                    1,706,050
                                                                                    ---------------
                                                                                         19,297,937
                                                                                    ---------------
                               MEDIA: 13.5%
      1,170,000                Allbritton Communications Co.,
                                 7.750%, due 12/15/12                                     1,199,250
      1,520,000                Block Communications, Inc.,
                                 9.250%, due 04/15/09                                     1,634,000
        750,000       @@       Canwest Media, Inc., 10.625%,
                                 due 05/15/11                                               855,000
        950,000        L       Charter Communications
                                 Holdings Capital Corp.,
                                 9.625%, due 11/15/09                                       738,625
      1,750,000        L       Charter Communications
                                 Holdings, LLC, 11.125%, due
                                 01/15/11                                                 1,439,375
        845,000        L       CSC Holdings, Inc., 7.625%, due
                                 04/01/11                                                   847,113
      1,640,000        L       CSC Holdings, Inc., 10.500%,
                                 due 05/15/16                                             1,812,200
        365,000        L       Dex Media East Finance Co.,
                                 9.875%, due 11/15/09                                       415,188
      2,950,000        L       Dex Media East Finance Co.,
                                 12.125%, due 11/15/12                                    3,576,874
        625,000        #       Dex Media Finance Co., 8.500%,
                                 due 08/15/10                                               682,813
      1,665,000        #       Dex Media Finance Co., 9.875%,
                                 due 08/15/13                                             1,889,775
$     2,315,000                DirecTV Holdings LLC, 8.375%,
                                 due 03/15/13                                       $     2,621,738
      1,260,000        #       Echostar DBS Corp., 5.750%,
                                 due 10/01/08                                             1,267,875
        840,000                Entravision Communications
                                 Corp., 8.125%, due 03/15/09                                884,100
      1,185,000                Granite Broadcasting Corp.,
                                 8.875%, due 05/15/08                                     1,145,006
      1,915,000                Granite Broadcasting Corp.,
                                 10.375%, due 05/15/05                                    1,895,850
      2,460,000                Gray Television, Inc., 9.250%,
                                 due 12/15/11                                             2,724,450
      2,100,000                Hollinger Intl. Publishing,
                                 9.000%, due 12/15/10                                     2,223,375
        320,000      @@,#      Hollinger, Inc., 11.875%, due
                                 03/01/11                                                   355,200
        590,000                Houghton Mifflin Co, 8.250%,
                                 due 02/01/11                                               620,975
        920,000                Mediacom Broadband LLC,
                                 11.000%, due 07/15/13                                      972,900
      1,180,000                Nexstar Finance Holdings, Inc.,
                                 0.000%, due 04/01/13                                       831,900
      1,645,000        L       Paxson Communications Corp.,
                                 10.750%, due 07/15/08                                    1,745,756
        215,000      #,L       Primedia, Inc., 8.000%, due
                                 05/15/13                                                   218,225
        655,000                Salem Communications Holding
                                 Corp., 9.000%, due 07/01/11                                708,219
        875,000                Sinclair Broadcast Group, Inc.,
                                 8.000%, due 03/15/12                                       927,500
        623,056     @,X,**     Source Media, Inc., 12.000%,
                                 due 11/01/04                                                     1
      1,105,000                Spanish Broadcasting System,
                                 9.625%, due 11/01/09                                     1,174,063
      2,935,000     @@,#,L     Vivendi Universal SA, 9.250%,
                                 due 04/15/10                                             3,386,255
              0        L       Young Broadcasting, Inc.,
                                 8.500%, due 12/15/08                                             0
      2,605,000                Young Broadcasting, Inc.,
                                 10.000%, due 03/01/11                                    2,774,324
                                                                                    ---------------
                                                                                         41,567,925
                                                                                    ---------------
                               MINING: 0.7%
      2,035,000                Compass Minerals Group, Inc.,
                                 10.000%, due 08/15/11                                    2,269,025
                                                                                    ---------------
                                                                                          2,269,025
                                                                                    ---------------
                               MISCELLANEOUS MANUFACTURING: 1.7%
        875,000                Samsonite Corp, 10.750%, due
                                 06/15/08                                                   918,750
        725,000        L       SPX Corp., 7.500%, due 01/01/13                              766,688
      3,260,000       @@       Tyco Intl. Group SA, 6.750%,
                                 due 02/15/11                                             3,455,600
                                                                                    ---------------
                                                                                          5,141,038
                                                                                    ---------------
                               OFFICE/BUSINESS EQUIP: 0.5%
      1,705,000                Xerox Corp., 7.625%, due
                                 06/15/13                                                 1,690,081
                                                                                    ---------------
                                                                                          1,690,081
                                                                                    ---------------
                               OIL AND GAS: 3.9%
      2,330,000        #       Chesapeake Energy Corp.,
                                 7.500%, due 09/15/13                                     2,458,149

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
                               OIL AND GAS (CONTINUED)
$       430,000        #       Energy Partners Ltd., 8.750%,
                                 due 08/01/10                                       $       442,900
      1,113,000                Nuevo Energy Co., 9.500%, due
                                 06/01/08                                                 1,175,606
      2,155,000                Swift Energy Co., 9.375%, due
                                 05/01/12                                                 2,338,175
        955,000                Vintage Petroleum, Inc., 8.250%,
                                 due 05/01/12                                             1,033,788
      2,250,000       @@       Western Oil Sands, Inc., 8.375%,
                                 due 05/01/12                                             2,559,374
        975,000        #       Westport Resources Corp.,
                                 8.250%, due 11/01/11                                     1,070,063
        950,000                Westport Resources Corp.,
                                 8.250%, due 11/01/11                                     1,042,625
                                                                                    ---------------
                                                                                         12,120,680
                                                                                    ---------------
                               OIL AND GAS SERVICES: 2.3%
      2,950,000                Grant Prideco Escrow Corp.,
                                 9.000%, due 12/15/09                                     3,193,375
      2,040,000        L       Hanover Equipment Trust,
                                 8.500%, due 09/01/08                                     2,111,400
      1,800,000        L       Hanover Equipment Trust,
                                 8.750%, due 09/01/11                                     1,863,000
                                                                                    ---------------
                                                                                          7,167,775
                                                                                    ---------------
                               PACKAGING AND CONTAINERS: 5.5%
        580,000        L       Ball Corp., 6.875%, due
                                 12/15/12                                                   601,025
      2,105,000        #       BWAY Finance Corp., 10.000%,
                                 due 10/15/10                                             2,283,925
      2,145,000      @@,#      Crown European Holdings SA,
                                 10.875%, due 03/01/13                                    2,375,588
      1,600,000                Greif, Inc., 8.875%, due 08/01/12                          1,740,000
        860,000     @@,#,L     Norampac, Inc., 6.750%, due
                                 06/01/13                                                   881,500
      1,850,000        #       Owens-Brockway, 8.250%, due
                                 05/15/13                                                 1,896,250
      4,215,000                Owens-Brockway, 8.875%, due
                                 02/15/09                                                 4,510,049
         16,823     X,#,&      Russell-Stanley Holdings, Inc.,
                                 9.000%, due 11/30/08                                         8,159
        500,000                Smurfit-Stone Container Corp.,
                                 8.250%, due 10/01/12                                       525,000
      2,000,000                Stone Container Corp., 9.750%,
                                 due 02/01/11                                             2,190,000
                                                                                    ---------------
                                                                                         17,011,496
                                                                                    ---------------
                               PHARMACEUTICALS: 0.5%
      1,615,000                AmerisourceBergen Corp.,
                                 7.250%, due 11/15/12                                     1,651,338
                                                                                    ---------------
                                                                                          1,651,338
                                                                                    ---------------
                               PIPELINES: 3.6%
      1,110,000        L       ANR Pipeline Co., 8.875%, due
                                 03/15/10                                                 1,193,250
      1,130,000       #,L      EL Paso Corp, 7.875%, due
                                 06/15/12                                                   954,850
      1,950,000                GulfTerra Energy Partners LP,
                                 8.500%, due 06/01/10                                     2,110,875
      1,230,000        L       Southern Natural Gas Co.,
                                 7.350%, due 02/15/31                                     1,137,750
      1,300,000                Southern Natural Gas Co.,
                                 8.000%, due 03/01/32                                     1,270,750
$     1,375,000                Tennessee Gas Pipeline Co.,
                                 8.375%, due 06/15/32                               $     1,347,500
      2,355,000        L       Transcontinental Gas Pipe Line
                                 Corp., 8.875%, due 07/15/12                              2,675,868
        455,000        L       Williams Cos., Inc., 8.625%, due
                                 06/01/10                                                   485,713
                                                                                    ---------------
                                                                                         11,176,556
                                                                                    ---------------
                               REITs: 1.2%
        270,000                Felcor Lodging LP, 8.500%, due
                                 06/01/11                                                   288,900
      1,900,000        L       Felcor Lodging LP, 9.500%, due
                                 09/15/08                                                 2,052,000
        400,000        L       Host Marriott LP, 9.500%, due
                                 01/15/07                                                   440,000
        885,000        #       La Quinta Properties, Inc.,
                                 8.875%, due 03/15/11                                       963,544
                                                                                    ---------------
                                                                                          3,744,444
                                                                                    ---------------
                               RETAIL: 3.7%
      1,365,000                Dollar General Corp., 8.625%,
                                 due 06/15/10                                             1,523,681
        330,000        #       Group 1 Automotive, Inc.,
                                 8.250%, due 08/15/13                                       357,225
      1,570,000        L       JC Penney Co., Inc., 7.600%,
                                 due 04/01/07                                             1,703,450
        995,000                Rent-A-Center, Inc., 7.500%,
                                 due 05/01/10                                             1,050,969
      2,270,000        L       Rite Aid Corp., 7.625%, due
                                 04/15/05                                                 2,338,100
        965,000       #,L      Rite Aid Corp., 9.250%, due
                                 06/01/13                                                 1,027,725
        370,000        L       Saks, Inc., 8.250%, due 11/15/08                             407,000
      1,540,000                Star Gas Finance Co., 10.250%,
                                 due 02/15/13                                             1,647,800
      1,365,000                Yum! Brands, Inc., 8.875%, due
                                 04/15/11                                                 1,597,050
                                                                                    ---------------
                                                                                         11,653,000
                                                                                    ---------------
                               SEMICONDUCTORS: 0.3%
        360,000                AMI Semiconductor, Inc.,
                                 10.750%, due 02/01/13                                      408,600
        345,000       #,L      Amkor Technology, Inc., 7.750%,
                                 due 05/15/13                                               348,450
        290,000                Amkor Technology, Inc., 9.250%,
                                 due 02/15/08                                               314,650
                                                                                    ---------------
                                                                                          1,071,700
                                                                                    ---------------
                               TELECOMMUNICATIONS: 11.2%
      2,210,000       #,L      ACC Escrow Corp., 10.000%,
                                 due 08/01/11                                             2,386,800
      2,450,000        L       American Tower Corp., 9.375%,
                                 due 02/01/09                                             2,511,250
      1,430,000                American Tower Escrow Corp.,
                                 0.000%, due 08/01/08                                       958,100
      1,315,000        #       Centennial Communications
                                 Corp., 10.125%, due 06/15/13                             1,361,025
      3,245,000        L       Crown Castle Intl. Corp.,
                                 10.750%, due 08/01/11                                    3,618,174
        940,000        #       Dobson Communications Corp.,
                                 8.875%, due 10/01/13                                       955,275
        800,000                Dobson Communications Corp.,
                                 10.875%, due 07/01/10                                      876,000

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
                               TELECOMMUNICATIONS (CONTINUED)
$       670,000                Dobson/Sygnet
                                 Communications Co.,
                                 12.250%, due 12/15/08                              $       721,925
      3,600,000       X,I      ICG Services, Inc., 10.000%, due
                                 02/15/08                                                         4
        525,000        #       MetroPCS, Inc., 10.750%, due
                                 10/01/11                                                   538,125
      2,420,000        L       Nextel Communications, Inc.,
                                 7.375%, due 08/01/15                                     2,456,300
      2,710,000        L       Nextel Communications, Inc.,
                                 9.375%, due 11/15/09                                     2,953,899
        630,000        L       Nextel Partners, Inc., 12.500%,
                                 due 11/15/09                                               721,350
      2,085,000                Panamsat Corp., 8.500%, due
                                 02/01/12                                                 2,194,463
      1,370,000                Qwest Communications Intl.,
                                 7.500%, due 11/01/08                                     1,322,050
        315,000       #,L      Qwest Corp., 8.875%, due
                                 03/15/12                                                   351,225
      3,714,000       #,L      Qwest Services Corp., 13.500%,
                                 due 12/15/10                                             4,345,379
        405,000       #,L      Qwest Services Corp., 14.000%,
                                 due 12/15/14                                               489,038
      1,415,000       @@       Rogers Wireless
                                 Communications, Inc.,
                                 9.625%, due 05/01/11                                     1,634,325
     17,300,000     @,X,I,     SA Telecommunications, Inc.,
                     #,**        10.000%, due 08/15/06                                           18
        985,000        #       Spectrasite, Inc., 8.250%, due
                                 05/15/10                                                 1,044,100
        325,000       @@       TELUS Corp., 8.000%, due
                                 06/01/11                                                   380,076
      1,215,000        L       Triton PCS, Inc., 8.500%, due
                                 06/01/13                                                 1,309,163
      8,267,451     @,X,I,**   US Interactive, 12.000%, due
                                 04/17/05                                                   170,309
      1,410,000       #,L      Western Wireless Corp., 9.250%,
                                 due 07/15/13                                             1,445,250
      6,250,000     I,**,@     WinStar Communications, Inc.,
                                 12.750%, due 04/15/10                                          625
                                                                                    ---------------
                                                                                         34,744,248
                                                                                    ---------------
                               TRANSPORTATION: 0.4%
      1,120,000                Gulfmark Offshore, Inc., 8.750%,
                                 due 06/01/08                                             1,142,400
                                                                                    ---------------
                                                                                          1,142,400
                                                                                    ---------------
                               Total Corporate Bonds
                                 (Cost $307,369,902)                                    289,323,693
                                                                                    ---------------

SHARES                                                                                   VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCK: 1.1%

                               MEDIA: 1.1%
         52,616       @,X      Classic Cable, Inc.                                        3,456,872
                                                                                    ---------------
                                                                                          3,456,872
                                                                                    ---------------
                               PACKAGING AND CONTAINERS: 0.0%
        100,000      @,#,X     Russell-Stanley Holdings, Inc.                                    10
                                                                                    ---------------
                                                                                                 10
                                                                                    ---------------
                               RETAIL: 0.0%
        341,370       @,X      International Fast Food Corp.                                     --
                                                                                    ---------------
                                                                                                 --
                                                                                    ---------------
                               TELECOMMUNICATIONS: 0.0%
         61,806       @,X      Adelphia Business Solutions                          $             6
            132      @,@@      Completel Europe NV                                            2,744
        483,445       X,I      International Wireless
                                 Communications Holdings, Inc.                                   48
          2,350       X,I      Jordan Telecommunications                                     95,504
             15        @       Mpower Holding Corp.                                              22
                                                                                    ---------------
                                                                                             98,324
                                                                                    ---------------
                               Total Common Stock
                                 (Cost $17,296,914)                                       3,555,206
                                                                                    ---------------
PREFERRED STOCK: 2.0%

                               MEDIA: 2.0%
         26,100                Cablevision Systems Corp.                                  2,733,974
         15,956        @       Paxson Communications Corp.                                1,440,018
         20,550                Primedia, Inc.                                             1,977,938
                                                                                    ---------------
                               Total Preferred Stock
                                 (Cost $5,956,238)                                        6,151,930
                                                                                    ---------------

NUMBER OF
WARRANTS                                                                                 VALUE
---------------------------------------------------------------------------------------------------
WARRANTS: 0.0%

                               BUILDING MATERIALS: 0.0%
          3,100      @,#,I     Dayton Superior Corp.,
                                 Expires 06/15/09                                                31
                                                                                    ---------------
                                                                                                 31
                                                                                    ---------------
                               COMMERCIAL SERVICES: 0.0%
         92,950      @,X,I     Comforce Corp.,
                                 Expires 12/01/09                                               930
                                                                                    ---------------
                                                                                                930
                                                                                    ---------------
                               DIVERSIFIED FINANCIAL SERVICES: 0.0%
          5,480      @,X,I     North Atlantic Trading Co.,
                                 Expires 6/15/2007                                                1
                                                                                    ---------------
                                                                                                  1
                                                                                    ---------------
                               TELECOMMUNICATIONS: 0.0%
            490       @,#      American Tower Corp.,
                                 Expires 8/1/2008                                            60,269
          6,600      @,#,X     ICG Communications, Inc.,
                                 Expires 10/15/05                                                 1
          3,833       @,X      US Interactive, Expires 04/17/05                                  --
                                                                                    ---------------
                                                                                             60,270
                                                                                    ---------------
                               Total Warrants
                                 (Cost $250,729)                                             61,232
                                                                                    ---------------
                               Total Long-Term Investments
                                 (Cost $330,873,783)                                    299,092,061
                                                                                    ---------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.3%

                               REPURCHASE AGREEMENT: 2.3%
$     7,261,000                  Morgan Stanley Repurchase
                                   Agreement dated 9/30/03, 1.050%,
                                   due 10/01/03, 7,261,000 to be
                                   received upon repurchase
                                   (Collateralized by $7,265,000
                                   Federal Home Loan Mortgage
                                   Notes, 2.500% Market Value
                                   $7,408,786 due 12/15/2005)                       $     7,261,000
                                                                                    ---------------
                                  Total Short-term Investments
                                   (Cost $7,261,000)                                      7,261,000
                                                                                    ---------------
                                 TOTAL INVESTMENTS IN SECURITIES
                                   (COST $338,134,783)*                    98.6%    $   306,353,061
                                 OTHER ASSETS AND
                                   LIABILITIES-NET                          1.4           4,412,548
                                                                          -----     ---------------
                                 NET ASSETS                               100.0%    $   310,765,609
                                                                          =====     ===============

@     Non-income producing security

@@    Foreign Issuer

&     Payment-in-kind

REITs Real Estate Investment Trusts

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I     Illiquid Security

L Loaned security, a portion or all of the security is on loan at September 30, 2003

**    Defaulted security

X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

              Gross Unrealized Appreciation                                         $    15,316,007
              Gross Unrealized Depreciation                                             (47,097,729)
                                                                                    ---------------
              Net Unrealized Depreciation                                           $   (31,781,722)
                                                                                    ===============

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS: 26.8%

                               AGRICULTURE: 0.0%
$        35,000       #,L      Dimon, Inc., 7.750%,
                                 due 06/01/13                                       $        36,050
                                                                                    ---------------
                                                                                             36,050
                                                                                    ---------------
                               AIRLINES: 0.9%
        327,695                American Airlines, Inc.,
                                 6.977%, due 05/23/21                                       283,208
      2,042,000                American Airlines, Inc.,
                                 7.024%, due 10/15/09                                     1,996,033
        472,170                Continental Airlines, Inc.,
                                 6.545%, due 08/02/20                                       462,609
        381,907                US Airways Pass Through Trust,
                                 6.850%, due 01/30/18                                       357,890
                                                                                    ---------------
                                                                                          3,099,740
                                                                                    ---------------
                               APPAREL: 0.0%
         55,000        #       Phillips-Van Heusen, 8.125%,
                                 due 05/01/13                                                57,888
                                                                                    ---------------
                                                                                             57,888
                                                                                    ---------------
                               AUTO MANUFACTURERS: 1.2%
        847,000                Ford Motor Co., 6.375%,
                                 due 02/01/29                                               691,801
      1,038,000                Ford Motor Co., 6.625%,
                                 due 10/01/28                                               877,373
      2,164,000        L       General Motors Corp.,
                                 8.375%, due 07/15/33                                     2,269,051
                                                                                    ---------------
                                                                                          3,838,225
                                                                                    ---------------
                               AUTO PARTS & EQUIPMENT: 0.0%
         45,000                Rexnord Corp., 10.125%,
                                 due 12/15/12                                                50,175
         15,000       #,L      TRW Automotive, Inc.,
                                 11.000%, due 02/15/13                                       17,550
                                                                                    ---------------
                                                                                             67,725
                                                                                    ---------------
                               BANKS: 4.0%
        583,000                Bank of America Corp., 6.375%,
                                 due 02/15/08                                               656,406
        500,000        #       BankAmerica Institutional,
                                 Class A, 8.070%, due 12/31/26                              586,195
        148,000        #       BankAmerica Institutional, Class B,
                                 7.700%, due 12/31/26                                       167,056
         74,000                Barnett Capital I, 8.060%, due
                                 12/01/26                                                    86,163
        180,000                Barnett Capital II, 7.950%,
                                 due 12/01/26                                               207,265
        140,000                BNY Capital I, 7.970%,
                                 due 12/31/26                                               160,650
      1,175,000      @@,#      Credit Suisse First Boston/London,
                                 7.900%, due 05/29/49                                     1,340,521
      2,045,000        #       Dresdner Funding Trust I, 8.151%,
                                 due 06/30/31                                             2,243,597
         74,000                FBS Capital I, 8.090%,
                                 due 11/15/26                                                84,497
        397,000                First Union Institutional
                                 Capital II, 7.850%, due 01/01/27                           455,142
        150,000                Fleet Capital Trust II, 7.920%,
                                 due 12/11/26                                               164,646
        973,000       @@       HSBC Holdings PLC, 7.500%,
                                 due 07/15/09                                             1,154,809
$       588,000                M&T Bank Corp., 3.850%,
                                 due 04/01/13                                       $       590,362
      1,110,000                Mellon Capital I, 7.720%,
                                 due 12/01/26                                             1,262,547
        380,000        S       NB Capital Trust IV, 8.250%,
                                 due 04/15/27                                               452,983
      1,630,000        L       RBS Capital Trust I, 4.709%,
                                 due 12/29/49                                             1,580,200
        670,000        S       Wells Fargo & Co., 3.120%,
                                 due 08/15/08                                               668,238
         80,000        #       Wells Fargo Capital A, 7.730%,
                                 due 12/01/26                                                91,089
        865,000       #,L      Westpac Capital Trust III,
                                 5.819%, due 12/29/49                                       901,184
                                                                                    ---------------
                                                                                         12,853,550
                                                                                    ---------------
                               BEVERAGES: 0.8%
      1,060,000     @@,#,L     Cia Brasileira de Bebidas,
                                 8.750%, due 09/15/13                                     1,075,900
        295,000      @@,#      Coca-Cola HBC Finance BV,
                                 5.125%, due 09/17/13                                       304,042
        284,000     @@,#,L     Coca-Cola HBC Finance BV,
                                 5.500%, due 09/17/15                                       299,141
        990,000       #,S      Miller Brewing Co., 4.250%,
                                 due 08/15/08                                             1,018,231
                                                                                    ---------------
                                                                                          2,697,314
                                                                                    ---------------
                               CHEMICALS: 0.1%
        217,000        L       Dow Chemical Co., 5.750%,
                                 due 11/15/09                                               232,542
                                                                                    ---------------
                                                                                            232,542
                                                                                    ---------------
                               COMMERCIAL SERVICES: 0.0%
         75,000                Coinmach Corp., 9.000%,
                                 due 02/01/10                                                80,250
                                                                                    ---------------
                                                                                             80,250
                                                                                    ---------------
                               DIVERSIFIED FINANCIAL SERVICES: 3.2%
        838,000        L       Boeing Capital Corp., 7.375%,
                                 due 09/27/10                                               975,339
      1,175,000     @@,#,XX    Brazilian Merchant Voucher
                                 Receivables Ltd., 5.911%,
                                 due 06/15/11                                             1,158,843
        559,000                Capital One Bank, 5.750%,
                                 due 09/15/10                                               589,206
        417,000                CitiCorp Capital I, 7.933%,
                                 due 02/15/27                                               485,078
         85,000        X       Corestates Capital Trust I,
                                 8.000%, due 12/15/26                                        98,941
        953,000        S       Countrywide Home Loans, Inc.,
                                 4.250%, due 12/19/07                                       983,083
         15,000     @@,#,L     Eircom Funding, 8.250%,
                                 due 08/15/13                                                16,200
        449,000        #       Farmers Exchange Capital,
                                 7.050%, due 07/15/28                                       421,358
        555,000        #       Farmers Exchange Capital,
                                 7.200%, due 07/15/48                                       492,955
        351,000        L       Ford Motor Credit Co., 5.625%,
                                 due 10/01/08                                               355,404
        409,000                Ford Motor Credit Co., 7.375%,
                                 due 10/28/09                                               436,488
        865,000        S       General Electric Capital Corp.,
                                 3.500%, due 08/15/07                                       881,791

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$       412,000                General Motors Acceptance
                                 Corp., 6.625%, due 10/15/05                        $       439,154
         10,000        #       HLI Operating Co., Inc.,
                                 10.500%, due 06/15/10                                       10,950
          4,447        #       Hollinger Participation Trust,
                                 12.125%, due 11/15/10                                        5,031
        679,000       S,L      Lehman Brothers Holdings, Inc.,
                                 3.500%, due 08/07/08                                       681,120
        645,000      #,XX      Mangrove Bay Pass-Through
                                 Trust, 6.102%, due 07/15/33                                637,312
          5,000        S       Nexstar Finance, Inc., 12.000%,
                                 due 04/01/08                                                 5,625
        680,000      @@,#      PF Export Receivables Master
                                 Trust, 3.748%, due 06/01/13                                675,182
        696,800      @@,#      PF Export Receivables Master
                                 Trust, 6.436%, due 06/01/15                                697,319
          5,000                Technical Olympic USA, Inc.,
                                 9.000%, due 07/01/10                                         5,300
         10,000       #,L      Universal City Development
                                 Partners, 11.750%,
                                 due 04/01/10                                                11,300
        315,000        #       Wachovia Capital Trust V,
                                 7.965%, due 06/01/27                                       383,170
                                                                                    ---------------
                                                                                         10,446,149
                                                                                    ---------------
                               ELECTRIC: 2.4%
        335,000        #       Calpine Corp., 6.853%,
                                 due 07/15/07                                               315,319
        360,000      #,S,L     Consumers Energy Co.,
                                 4.250%, due 04/15/08                                       365,260
        667,000       #,S      Consumers Energy Co.,
                                 4.800%, due 02/17/09                                       684,854
         45,000        L       Homer City Funding LLC,
                                 8.734%, due 10/01/26                                        46,350
        910,000        #       Indianapolis Power & Light,
                                 6.300%, due 07/01/13                                       934,969
        639,000                Nisource Finance Corp.,
                                 6.150%, due 03/01/13                                       685,368
        411,000                Nisource Finance Corp.,
                                 7.625%, due 11/15/05                                       454,729
        911,000       #,S      Ohio Edison Co., 4.000%,
                                 due 05/01/08                                               901,528
      1,310,000                Ohio Power Co., 6.375%,
                                 due 07/15/33                                             1,334,892
        600,000        #       Oncor Electric Delivery Co.,
                                 6.375%, due 01/15/15                                       659,819
        490,000                Penn Electric Co., 6.625%,
                                 due 04/01/19                                               519,478
        535,000       #,S      PG&E Corp., 6.875%,
                                 due 07/15/08                                               564,425
        523,000       #,L      TXU Energy Co., 7.000%,
                                 due 03/15/13                                               569,734
                                                                                    ---------------
                                                                                          8,036,725
                                                                                    ---------------
                               ELECTRONICS: 0.0%
         50,000                Fisher Scientific Intl., 8.125%,
                                 due 05/01/12                                                53,375
         40,000                Stoneridge, Inc., 11.500%,
                                 due 05/01/12                                                45,900
                                                                                    ---------------
                                                                                             99,275
                                                                                    ---------------
                               ENTERTAINMENT: 0.0%
$        45,000        S       Carmike Cinemas, Inc.,
                                 10.375%, due 02/01/09                              $        47,475
                                                                                    ---------------
                                                                                             47,475
                                                                                    ---------------
                               ENVIRONMENTAL CONTROL: 0.1%
        403,000                Allied Waste North America,
                                 7.625%, due 01/01/06                                       423,150
                                                                                    ---------------
                                                                                            423,150
                                                                                    ---------------
                               FOOD: 1.3%
         65,000                Great Atlantic & Pacific Tea Co.,
                                 9.125%, due 12/15/11                                        61,425
        292,000        L       Kroger Co., 5.500%,
                                 due 02/01/13                                               305,973
        427,000                Kroger Co., 7.250%,
                                 due 06/01/09                                               497,451
        784,000                Safeway, Inc., 4.800%,
                                 due 07/16/07                                               826,366
      1,150,000                Supervalu, Inc., 7.875%,
                                 due 08/01/09                                             1,345,672
      1,077,000                Tyson Foods, Inc., 7.250%,
                                 due 10/01/06                                             1,200,370
                                                                                    ---------------
                                                                                          4,237,257
                                                                                    ---------------
                               FOREST PRODUCTS & PAPER: 0.7%
        570,000       @@       Abitibi-Consolidated, Inc.,
                                 6.950%, due 12/15/06                                       594,582
        321,000      @@,S      Abitibi-Consolidated, Inc.,
                                 6.950%, due 04/01/08                                       330,760
        472,000        S       Fort James Corp., 6.625%,
                                 due 09/15/04                                               486,160
         60,000                Georgia-Pacific Corp., 9.375%,
                                 due 02/01/13                                                67,275
        742,000                Weyerhaeuser Co., 6.875%,
                                 due 12/15/33                                               787,207
                                                                                    ---------------
                                                                                          2,265,984
                                                                                    ---------------
                               HOME BUILDERS: 0.0%
         30,000                Beazer Homes USA, Inc.,
                                 8.375%, due 04/15/12                                        32,550
         10,000        #       K. Hovnanian Enterprises, Inc.,
                                 7.750%, due 05/15/13                                        10,350
         15,000                Meritage Corp., 9.750%,
                                 due 06/01/11                                                16,500
         15,000                Ryland Group, Inc., 8.000%,
                                 due 08/15/06                                                16,144
         30,000                Ryland Group, Inc., 9.125%,
                                 due 06/15/11                                                33,937
                                                                                    ---------------
                                                                                            109,481
                                                                                    ---------------
                               INSURANCE: 0.8%
        839,000        #       Farmers Insurance Exchange,
                                 8.625%, due 05/01/24                                       858,266
        644,000       #,S      Monumental Global Funding II,
                                 3.850%, due 03/03/08                                       658,686
      1,043,000       #,L      Zurich Capital Trust I, 8.376%,
                                 due 06/01/37                                             1,199,362
                                                                                    ---------------
                                                                                          2,716,314
                                                                                    ---------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
                               LODGING: 0.5%
$        40,000       S,L      Hilton Hotels Corp., 7.625%,
                                 due 05/15/08                                       $        44,000
        674,000                MGM Mirage, 6.000%,
                                 due 10/01/09                                               680,739
         20,000                Park Place Entertainment Corp.,
                                 7.000%, due 04/15/13                                        20,775
        403,000                Park Place Entertainment Corp.,
                                 9.375%, due 02/15/07                                       446,323
        403,000                Starwood Hotels & Resorts
                                 Worldwide, Inc., 7.375%,
                                 due 05/01/07                                               434,233
                                                                                    ---------------
                                                                                          1,626,070
                                                                                    ---------------
                               MEDIA: 0.5%
         25,000                Allbritton Communications Co.,
                                 7.750%, due 12/15/12                                        25,625
        330,000        L       AOL Time Warner, Inc., 6.875%,
                                 due 05/01/12                                               371,001
         20,000                DirecTV Holdings LLC, 8.375%,
                                 due 03/15/13                                                22,650
        271,000        #       Echostar DBS Corp., 4.410%,
                                 due 10/01/08                                               277,436
        373,000        #       Echostar DBS Corp., 5.750%,
                                 due 10/01/08                                               375,331
          5,000        S       Granite Broadcasting Corp.,
                                 8.875%, due 05/15/08                                         4,831
         60,000                Granite Broadcasting Corp.,
                                 10.375%, due 05/15/05                                       59,400
         10,000                Gray Television, Inc., 9.250%,
                                 due 12/15/11                                                11,075
         15,000       S,L      Paxson Communications Corp.,
                                 10.750%, due 07/15/08                                       15,919
         30,000                Salem Communications Holding
                                 Corp., 9.000%, due 07/01/11                                 32,438
        445,000                Time Warner, Inc., 6.950%, due
                                 01/15/28                                                   471,655
                                                                                    ---------------
                                                                                          1,667,361
                                                                                    ---------------
                               MISCELLANEOUS MANUFACTURING: 0.3%
      1,120,000                General Electric Co., 5.000%,
                                 due 02/01/13                                             1,150,269
          5,000        L       SPX Corp., 7.500%,
                                 due 01/01/13                                                 5,288
                                                                                    ---------------
                                                                                          1,155,557
                                                                                    ---------------
                               MULTI-NATIONAL: 0.6%
        946,000       @@       Corp Andina de Fomento CAF,
                                 5.200%, due 05/21/13                                       939,576
        913,000       @@       Corp Andina de Fomento CAF,
                                 6.875%, due 03/15/12                                     1,015,809
                                                                                    ---------------
                                                                                          1,955,385
                                                                                    ---------------
                               OIL AND GAS: 2.3%
        721,000                Amerada Hess Corp., 5.900%,
                                 due 08/15/06                                               777,740
        655,000        L       Amerada Hess Corp., 7.125%,
                                 due 03/15/33                                               690,985
         15,000        #       Energy Partners Ltd., 8.750%,
                                 due 08/01/10                                                15,450
        923,000                Enterprise Products Partners LP,
                                 6.875%, due 03/01/33                                       998,154
      2,384,000      @@,+      Husky Oil Co., 8.900%,
                                 due 08/15/28                                             2,804,179
$        46,000        S       Nuevo Energy Co., 9.500%,
                                 due 06/01/08                                       $        48,588
      1,149,000        L       Pemex Project Funding Master
                                 Trust, 7.375%, due 12/15/14                              1,240,920
        490,000        L       Valero Energy Corp., 7.500%,
                                 due 04/15/32                                               547,348
        499,000                Valero Energy Corp., 8.750%,
                                 due 06/15/30                                               624,210
                                                                                    ---------------
                                                                                          7,747,574
                                                                                    ---------------
                               PACKAGING AND CONTAINERS: 0.6%
         50,000                Greif, Inc., 8.875%, due
                                 08/01/12                                                    54,375
        911,000       #,L      Sealed Air Corp., 5.625%,
                                 due 07/15/13                                               924,578
      1,019,000       #,S      Sealed Air Corp., 6.950%,
                                 due 05/15/09                                             1,140,374
                                                                                    ---------------
                                                                                          2,119,327
                                                                                    ---------------
                               PIPELINES: 0.7%
        926,000        L       CenterPoint Energy Resources
                                 Corp., 8.125%, due 07/15/05                                993,508
        184,000                Duke Energy Field Services LLC,
                                 7.500%, due 08/16/05                                       201,886
         25,000                GulfTerra Energy Finance Corp.,
                                 10.625%, due 12/01/12                                       29,438
        809,000                Kinder Morgan Energy
                                 Partners LP, 7.300%,
                                 due 08/15/33                                               936,027
         45,000                Southern Natural Gas Co.,
                                 7.350%, due 02/15/31                                        41,625
         20,000                Transcontinental Gas Pipe
                                 Line Corp., 8.875%,
                                 due 07/15/12                                                22,725
                                                                                    ---------------
                                                                                          2,225,209
                                                                                    ---------------
                               REAL ESTATE: 0.7%
        875,000        S       EOP Operating LP, 7.750%,
                                 due 11/15/07                                             1,018,461
      1,043,000        S       Liberty Property LP, 7.750%,
                                 due 04/15/09                                             1,240,444
                                                                                    ---------------
                                                                                          2,258,905
                                                                                    ---------------
                               REITs: 0.6%
        580,000                Simon Property Group LP,
                                 4.875%, due 03/18/10                                       599,143
      1,125,000        S       Simon Property Group LP,
                                 6.375%, due 11/15/07                                     1,252,675
                                                                                    ---------------
                                                                                          1,851,818
                                                                                    ---------------
                               RETAIL: 0.2%
         25,000                Dollar General Corp., 8.625%,
                                 due 06/15/10                                                27,906
        482,000        S       Sears Roebuck Acceptance,
                                 6.250%, due 05/01/09                                       535,961
                                                                                    ---------------
                                                                                            563,867
                                                                                    ---------------
                               SAVINGS AND LOANS: 0.3%
        985,000        S       Washington Mutual, Inc.,
                                 4.375%, due 01/15/08                                     1,022,505
                                                                                    ---------------
                                                                                          1,022,505
                                                                                    ---------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS: 0.0%
$        15,000                AMI Semiconductor, Inc.,
                                 10.750%, due 02/01/13                              $        17,025
         10,000       #,L      Amkor Technology, Inc.,
                                 7.750%, due 05/15/13                                        10,100
                                                                                    ---------------
                                                                                             27,125
                                                                                    ---------------
                               SOVEREIGN: 0.6%
        475,000       @@       Dominican Republic,
                                 9.040%, due 01/23/13                                       415,710
        874,000       @@       Federal Republic of Brazil,
                                 2.188%, due 04/15/12                                       707,128
        478,000       @@       Republic of Ecuador, 10.000%,
                                 due 08/15/30                                               300,889
        293,000       @@       Republic of El Salvador, 7.750%,
                                 due 01/24/23                                               310,057
        402,046       @@       Republic of Panama, 1.938%,
                                 due 07/17/16                                               345,538
                                                                                    ---------------
                                                                                          2,079,322
                                                                                    ---------------
                               TELECOMMUNICATIONS: 3.4%
         25,000       #,L      ACC Escrow Corp., 10.000%,
                                 due 08/01/11                                                27,000
         15,000      #,S,L     American Tower Corp., 9.375%,
                                 due 02/01/09                                                15,375
        623,000        S       AT&T Corp., 6.000%, due
                                 03/15/09                                                   671,758
        770,000        L       AT&T Corp., 7.800%,
                                 due 11/15/11                                               891,628
        365,000        L       AT&T Corp., 8.500%,
                                 due 11/15/31                                               433,660
        864,000                AT&T Wireless Services, Inc.,
                                 8.125%, due 05/01/12                                     1,027,814
          5,000        L       Crown Castle Intl. Corp.,
                                 10.750%, due 08/01/11                                        5,575
         15,000        S       Qwest Communications Intl.,
                                 7.500%, due 11/01/08                                        14,475
          5,000       #,L      Qwest Services Corp.,
                                 14.000%, due 12/15/14                                        6,038
        921,000                Sprint Capital Corp., 6.000%,
                                 due 01/15/07                                               992,012
      1,491,000                Sprint Capital Corp., 6.875%,
                                 due 11/15/28                                             1,459,124
      1,648,000                TCI Communications Finance,
                                 9.650%, due 03/31/27                                     1,954,939
      1,015,000       @@       TELUS Corp., 8.000%,
                                 due 06/01/11                                             1,187,007
      1,472,000        L       Verizon Florida, Inc.,
                                 6.125%, due 01/15/13                                     1,613,130
        740,000                Verizon Virginia, Inc.,
                                 4.625%, due 03/15/13                                       729,683
                                                                                    ---------------
                                                                                         11,029,218
                                                                                    ---------------
                               Total Corporate Bonds
                                 (Cost $85,706,947)                                      88,674,337
                                                                                    ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 41.2%

                               FEDERAL HOME LOAN
                                 MORTGAGE CORPORATION: 5.3%
      2,553,530                1.245%, due 05/25/31                                       2,554,280
      1,629,076                1.260%, due 04/25/30                                       1,629,739
      1,111,062                1.270%, due 01/25/32                                       1,112,419
      2,249,861                1.460%, due 02/15/32                                       2,255,784
         43,046                1.510%, due 10/15/24                                          43,079
$     3,220,000        L       2.875%, due 09/15/05                                 $     3,298,575
        235,000                4.000%, due 04/15/21                                         240,773
      3,081,499                5.500%, due 05/15/31                                       3,138,229
      2,880,000                5.875%, due 03/21/11                                       3,172,461
                                                                                    ---------------
                                                                                         17,445,339
                                                                                    ---------------
                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION: 34.9%
        477,796                1.320%, due 11/26/32                                         476,097
      1,345,175                1.510%, due 04/18/28                                       1,351,436
        742,007                1.570%, due 12/25/29                                         721,256
      1,048,086                1.670%, due 01/25/32                                       1,063,840
      3,330,000        L       2.375%, due 04/13/06                                       3,340,087
        975,000                2.859%, due 12/26/29                                         980,571
      3,320,000        L       2.875%, due 05/19/08                                       3,274,068
      3,253,000                4.000%, due 09/02/08                                       3,342,337
      1,734,000                4.000%, due 06/25/16                                       1,776,441
      3,000,000                4.500%, due 10/18/18 TBA                                   3,025,314
      1,509,000       XX       4.750%, due 12/25/42                                       1,543,660
      9,010,000                5.000%, due 10/15/18 TBA                                   9,232,439
     12,535,000                5.000%, due 11/15/33 TBA                                  12,495,828
      5,820,000        L       5.250%, due 04/15/07                                       6,364,519
         85,000                5.500%, due 10/15/18 TBA                                      87,948
      1,606,487                5.500%, due 02/01/23                                       1,654,173
     11,820,000                5.500%, due 11/01/32 TBA                                  12,015,763
        131,013                6.000%, due 08/01/16                                         136,797
      4,500,000                6.000%, due 09/01/17                                       4,698,832
      1,444,047                6.000%, due 11/01/22                                       1,497,078
      2,030,670                6.000%, due 07/25/24                                       2,143,616
      2,564,615                6.000%, due 06/25/27                                       2,577,455
        612,482                6.000%, due 07/25/29                                         616,101
      2,097,078                6.000%, due 08/01/33                                       2,176,702
     18,685,000                6.000%, due 11/15/33 TBA                                  19,233,872
         88,612                6.500%, due 07/01/29                                          92,476
      1,000,100                6.500%, due 08/01/29                                       1,045,348
      1,000,000                6.500%, due 07/25/30                                       1,061,167
        774,003                6.500%, due 06/01/31                                         807,094
          7,642                6.500%, due 06/01/31                                           7,969
      2,527,379                6.500%, due 07/01/31                                       2,640,072
          4,247                6.500%, due 07/01/31                                           4,428
        103,771                6.500%, due 08/01/31                                         108,207
         64,830                6.500%, due 09/01/31                                          67,657
          9,071                6.500%, due 09/01/31                                           9,459
         33,711                6.500%, due 09/01/31                                          35,152
        960,307                6.500%, due 11/01/31                                       1,001,363
         30,522                6.500%, due 11/01/31                                          31,827
        517,634                6.500%, due 04/01/32                                         539,740
         74,352                6.500%, due 04/01/32                                          77,527
        747,156                6.500%, due 06/01/32                                         779,064
        440,713                6.500%, due 06/01/32                                         459,535
        164,133                6.500%, due 07/01/32                                         171,142
        563,093                6.500%, due 07/01/32                                         587,141
         28,950                6.500%, due 07/01/32                                          30,186
        434,957                6.500%, due 07/01/32                                         453,532
        654,349                6.500%, due 07/01/32                                         682,294
        165,530                6.500%, due 07/01/32                                         172,599
        179,097                6.500%, due 08/01/32                                         186,745
        302,794                6.500%, due 08/01/32                                         315,726
        161,067                6.500%, due 08/01/32                                         167,946
         42,757                6.500%, due 08/01/32                                          44,583
        717,118                6.500%, due 09/01/32                                         747,743
      1,310,782                6.500%, due 09/01/32                                       1,366,762
        362,455                6.500%, due 01/01/33                                         377,934

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION (CONTINUED)
$       490,292                6.500%, due 02/01/33                                 $       511,206
     11,111,602                6.565%, due 02/17/29                                         932,817
         25,554                7.000%, due 09/01/28                                          27,084
         25,975                7.000%, due 03/01/30                                          27,515
         26,055                7.000%, due 12/01/31                                          27,584
         26,283                7.000%, due 02/01/32                                          27,818
      1,895,934                7.000%, due 04/01/32                                       2,007,209
        284,972                7.000%, due 06/01/32                                         301,550
      1,318,632                7.500%, due 12/25/41                                       1,446,787
                                                                                    ---------------
                                                                                        115,208,218
                                                                                    ---------------
                               GOVERNMENT NATIONAL
                                 MORTGAGE ASSOCIATION: 1.0%
      2,000,000                6.000%, due 10/01/32 TBA                                   2,077,500
        209,693                7.000%, due 09/15/29                                         223,234
      2,616,214                7.130%, due 06/16/31                                         320,482
        234,784                8.000%, due 01/20/31                                         251,981
         74,159                10.000%, due 03/15/19                                         84,162
         60,763                10.000%, due 01/15/21                                         69,045
        119,144                10.000%, due 01/15/21                                        135,383
         94,091                10.000%, due 01/15/21                                        106,915
                                                                                    ---------------
                                                                                          3,268,702
                                                                                    ---------------
                               Total U.S. Government
                                 Agency Obligations
                                 (Cost $135,546,175)                                    135,922,259
                                                                                    ---------------
U.S. TREASURY OBLIGATIONS: 12.4%

                               U.S. TREASURY BONDS: 1.8%
      5,436,000       S,L      5.375%, due 02/15/31                                       5,835,209
                                                                                    ---------------
                                                                                          5,835,209
                                                                                    ---------------
                               U.S. TREASURY NOTES: 10.6%
     19,252,000       S,L      2.000%, due 08/31/05                                      19,465,582
        300,000        L       2.375%, due 08/15/06                                         304,254
      2,500,000       S,L      3.000%, due 01/31/04                                       2,517,190
      3,483,000        L       3.125%, due 09/15/08                                       3,532,525
      9,191,000       S,L      4.250%, due 08/15/13                                       9,424,727
                                                                                    ---------------
                                                                                         35,244,278
                                                                                    ---------------
                               Total U.S. Treasury
                                 Obligations (Cost
                                 $40,259,615)                                            41,079,487
                                                                                    ---------------
ASSET-BACKED SECURITIES: 5.6%

                               AUTOMOBILE ASSET BACKED SECURITIES: 0.8%
      1,500,000                Capital Auto Receivables
                                 Asset Trust, 2.750%,
                                 due 04/16/07                                             1,528,208
        910,000                Nissan Auto Receivables
                                 Owner Trust, 2.610%,
                                 due 07/15/08                                               919,459
        200,000                USAA Auto Owner Trust,
                                 2.040%, due 02/16/10                                       199,146
                                                                                    ---------------
                                                                                          2,646,813
                                                                                    ---------------
                               CREDIT CARD ASSET BACKED SECURITIES: 1.0%
        560,000                Bank One Issuance Trust,
                                 4.540%, due 09/15/10                                       574,548
        530,000                Capital One Master Trust,
                                 4.900%, due 03/15/10                                       566,035
      1,335,000                Citibank Credit Card Issuance
                                 Trust, 5.650%, due 06/16/08                              1,451,851
$       650,000                Fleet Credit Card Master
                                 Trust II, 2.400%, due
                                 07/15/08                                           $       656,335
                                                                                    ---------------
                                                                                          3,248,769
                                                                                    ---------------
                               HOME EQUITY ASSET BACKED SECURITIES: 3.7%
      3,582,491                EQCC Trust, 1.420%, due
                                 11/25/31                                                 3,587,553
        975,000                Equity One Abs, Inc., 2.976%,
                                 due 09/25/33                                               987,848
      1,198,111                New Century Home Equity
                                 Loan Trust, 1.400%,
                                 due 07/25/30                                             1,197,040
      2,267,087                New Century Home Equity
                                 Loan Trust, 1.400%,
                                 due 06/20/31                                             2,265,498
        846,289                Residential Asset Securities
                                 Corp., 1.350%,
                                 due 09/25/31                                               844,816
      1,444,353                Residential Asset Securities
                                 Corp., 1.420%,
                                 due 06/25/32                                             1,446,473
        488,000                Residential Funding
                                 Mortgage Securities II,
                                 3.450%, due 01/25/16                                       498,508
      1,500,000                Saxon Asset Securities Trust,
                                 3.960%, due 06/25/33                                     1,506,268
                                                                                    ---------------
                                                                                         12,334,004
                                                                                    ---------------
                               OTHER ASSET BACKED SECURITIES: 0.1%
        210,932    @@,#,I,S    Garanti Trade Payment
                                 Rights Master Trust,
                                 10.810%, due 06/15/04                                      213,947
                                                                                    ---------------
                                                                                            213,947
                                                                                    ---------------
                               Total Asset Backed Securities
                                 (Cost $18,372,720)                                      18,443,533
                                                                                    ---------------
COLLATERALIZED MORTGAGE OBLIGATION: 23.7%

                               AGENCY COLLATERAL MORTGAGE
                                 OBLIGATION: 0.5%
      1,525,675                Vendee Mortgage Trust,
                                 5.847%, due 09/15/23                                     1,566,091
                                                                                    ---------------
                                                                                          1,566,091
                                                                                    ---------------
                               COMMERCIAL MORTGAGE
                                 BACKED SECURITIES: 5.9%
      1,170,000                Chase Manhattan Bank - First
                                 Union National Bank,
                                 7.439%, due 08/15/31                                     1,376,867
        950,000                CS First Boston Mortgage
                                 Securities Corp., 3.382%,
                                 due 05/15/38                                               919,151
        702,635                CS First Boston Mortgage
                                 Securities Corp., 3.727%,
                                 due 03/15/35                                               705,113
        688,000                DLJ Commercial Mortgage
                                 Corp., 7.300%,
                                 due 06/10/32                                               805,714
      1,050,000                GE Capital Commercial
                                 Mortgage Corp., 5.994%,
                                 due 12/10/35                                             1,163,949
        645,000                JP Morgan Chase Commercial
                                 Mortgage Securities Corp.,
                                 5.161%, due 10/12/37                                       673,493

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
                               COMMERCIAL MORTGAGE
                                 BACKED SECURITIES (CONTINUED)
$     1,350,000                JP Morgan Chase Commercial
                                 Mortgage Securities Corp.,
                                 6.162%, due 05/12/34                               $     1,504,618
      1,780,000                JP Morgan Chase Commercial
                                 Mortgage Securities Corp.,
                                 6.244%, due 04/15/35                                     1,984,191
      1,330,000                LB-UBS Commercial Mortgage
                                 Trust, 4.659%, due 12/15/26                              1,369,364
      1,040,000                LB-UBS Commercial Mortgage
                                 Trust, 6.226%, due 03/15/26                              1,162,887
        400,000                Morgan Stanley Capital I,
                                 7.020%, due 03/15/32                                       462,244
      1,780,000                Mortgage Capital Funding, Inc.,
                                 6.663%, due 03/18/30                                     2,010,970
      4,046,431                Prudential Commercial
                                 Mortgage Trust, 3.669%,
                                 due 02/11/36                                             4,055,133
        400,000                Salomon Brothers Mortgage
                                 Securities VII, 7.520%, due
                                 12/18/09                                                   473,290
        750,000                Wachovia Bank Commercial
                                 Mortgage Trust, 3.989%,
                                 due 06/15/35                                               717,404
                                                                                    ---------------
                                                                                         19,384,388
                                                                                    ---------------
                               WHOLE LOAN COLLATERALLIZED MORTGAGE: 15.9%
        987,996                ABN Amro Mortgage Corp,
                                 1.610%, due 03/25/18                                       991,665
        825,654                ABN Amro Mortgage Corp.,
                                 6.500%, due 02/25/32                                       839,786
      1,644,529                Bank of America Alternative
                                 Loan Trust, 5.500%, due
                                 02/25/33                                                 1,701,480
        680,863                Bank of America Mortgage
                                 Securities, 4.413%, due
                                 03/25/33                                                   693,430
        237,038                Bank of America Mortgage
                                 Securities, 5.242%, due
                                 02/25/32                                                   241,538
         61,087                Bank of America Mortgage
                                 Securities, 6.250%, due
                                 10/25/32                                                    61,090
        245,360                Bank of America Mortgage
                                 Securities, 6.500%, due
                                 01/25/32                                                   252,868
        490,719                Bank of America Mortgage
                                 Securities, 6.500%, due
                                 01/25/32                                                   506,790
      4,546,133                Bear Stearns Asset Backed
                                 Securities, Inc., 5.625%,
                                 due 11/25/32                                             4,641,383
      1,085,481                CitiCorp Mortgage Securities,
                                 Inc., 1.570%, due 03/25/33                               1,086,888
         71,165                CitiCorp Mortgage Securities,
                                 Inc., 6.250%, due 11/25/16                                  72,385
      4,105,581                Countrywide Alternative Loan
                                 Trust, 1.670%, due 04/25/33                              4,114,757
      5,618,741                Countrywide Home Loans,
                                 1.510%, due 08/25/18                                     5,576,709
      1,324,638                Countrywide Home Loans,
                                 1.620%, due 04/25/18                                     1,330,814
        512,537                Countrywide Home Loans,
                                 1.620%, due 11/25/32                                       513,281
$       292,368                GSR Mortgage Loan Trust,
                                 1.820%, due 07/25/32                               $       293,209
      2,932,905                MASTR Alternative Loans
                                 Trust, 6.500%, due 05/25/33                              2,993,859
        849,442                MASTR Asset Securitization
                                 Trust, 8.000%, due 06/25/33                                879,738
      4,200,000      +,XX      MLCC Mortgage Investors Inc,
                                 1.440%, due 10/25/28                                     4,200,000
        358,139                Residential Accredit Loans,
                                 Inc., 7.750%, due 05/25/27                                 357,940
      9,384,551                Residential Funding Mortgage
                                 Sec I, 1.560%, due 11/25/18                              9,348,468
      2,378,462                Washington Mutual, 1.620%,
                                 due 01/25/18                                             2,384,319
      3,010,150                Washington Mutual, 1.720%,
                                 due 03/25/33                                             3,016,738
      4,738,805                Washington Mutual, 5.000%,
                                 due 06/25/18                                             4,892,103
      1,460,000                Wells Fargo Mortgage Backed
                                 Securities Trust, 4.500%,
                                 due 08/25/18                                             1,395,983
        101,824                Wells Fargo Mortgage Backed
                                 Securities Trust, 6.000%,
                                 due 12/25/16                                               103,845
                                                                                    ---------------
                                                                                         52,491,066
                                                                                    ---------------
                               WHOLE LOAN COLLATERALLIZED PLANNED
                                 AMORTIZATION CLASS: 1.4%
      2,178,202                MASTR Alternative Loans Trust,
                                 8.500%, due 05/25/33                                     2,321,432
      1,672,534                Residential Funding Mortgage
                                 Sec I, 1.520%, due 11/25/17                              1,681,304
        611,305                Residential Funding Securities
                                 Corp., 8.500%, due 05/25/33                                679,042
                                                                                    ---------------
                                                                                          4,681,778
                                                                                    ---------------
                               Total Collateralized Mortgage
                                 Obligation (Cost
                                 $78,081,436)                                            78,123,323
                                                                                    ---------------
OTHER BONDS: 3.4%

                               SOVEREIGN: 3.4%
        571,000       @@       ARG Boden, 0.000%, due
                                 08/03/12                                                   358,874
        740,000       @@       Brazilian Government Intl. Bond,
                                 10.000%, due 08/07/11                                      728,900
        515,000       @@       Brazilian Government Intl. Bond,
                                 11.000%, due 08/17/40                                      489,250
        943,000      @@,XX     Central Bank of Nigeria,
                                 0.000%, due 01/05/10                                       365,413
        700,000       @@       Colombia Government Intl.
                                 Bond, 10.000%, due 01/23/12                                764,750
        336,000      @@,L      Colombia Government Intl.
                                 Bond, 11.750%, due 02/25/20                                395,640
        518,000     @@,S,L     Mexico Government Intl. Bond,
                                 4.625%, due 10/08/08                                       529,655
        809,000      @@,L      Mexico Government Intl. Bond,
                                 6.625%, due 03/03/15                                       851,876
        389,000      @@,L      Peru Government Intl. Bond,
                                 9.125%, due 02/21/12                                       434,708
        711,000       @@       Philippine Government Intl.
                                 Bond, 9.875%, due 01/15/19                                 775,879
        476,000       @@       Republic of Bulgaria, 8.250%,
                                 due 01/15/15                                               544,699

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
                               SOVEREIGN (CONTINUED)
$       202,000       @@       Republic of Peru, 4.500%,
                                 due 03/07/17                                       $       178,940
      1,844,000       @@       Russia Government Intl. Bond,
                                 5.000%, due 03/31/30                                     1,747,189
        135,000      @@,L      Turkey Government Intl. Bond,
                                 9.500%, due 01/15/14                                       138,038
      1,037,000      @@,L      Turkey Government Intl. Bond,
                                 12.375%, due 06/15/09                                    1,221,067
        150,000      @@,#      Ukraine Government Intl. Bond,
                                 7.650%, due 06/11/13                                       150,000
        168,562       @@       Ukraine Government Intl. Bond,
                                 11.000%, due 03/15/07                                      187,797
        385,000      @@,L      Uruguay Government Intl. Bond,
                                 7.500%, due 03/15/15                                       298,375
        659,000       @@       Venezuela Government Intl.
                                 Bond, 9.250%, due 09/15/27                                 512,702
        634,000      @@,#      Venezuela Government Intl.
                                 Bond, 10.750%, due 09/19/13                                586,450
                                                                                    ---------------
                               Total Other Bonds
                                 (Cost $10,623,097)                                      11,260,202
                                                                                    ---------------

SHARES                                                                                   VALUE
---------------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.0%

                               MEDIA: 0.0%
            100                Cablevision Systems Corp.                                     10,475
             27        @       Paxson Communications Corp.                                    2,392
            550                Primedia, Inc.                                                52,937
                                                                                    ---------------
                               Total Preferred Stock
                                 (Cost $65,226)                                              65,804
                                                                                    ---------------

NUMBER OF
WARRANTS                                                                                 VALUE
---------------------------------------------------------------------------------------------------
WARRANTS: 0.0%

                               TELECOMMUNICATIONS: 0.0%
             20                American Tower Corp.,
                                 Expires 8/1/2008                                             2,460
                                                                                    ---------------
                               Total Warrants
                                 (Cost $1,502)                                                2,460
                                                                                    ---------------
                               Total Long Term Investments
                                 (Cost $368,656,718 )                                   373,571,405
                                                                                    ---------------

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.8%

                               REPURCHASE AGREEMENT: 3.8%
$    12,634,000                Morgan Stanley Repurchase
                                 Agreement dated 09/30/03,
                                 1.050%, due 10/01/03,
                                 $12,634,368 to be received
                                 upon repurchase (Collateralized
                                 by various U.S. Government
                                 Securities, 2.750%-6.500%,
                                 market value $12,959,452,
                                 due 11/15/05-03/14/08)                             $    12,634,000
                                                                                    ---------------
                               Total Short-term Investments
                                 (Cost $12,634,000)                                      12,634,000
                                                                                    ---------------
                               TOTAL INVESTMENTS IN
                                 SECURITIES (COST
                                 $381,290,718)*                     116.9%          $   386,205,405
                               OTHER ASSETS AND
                                 LIABILITIES-NET                    (16.9)              (55,894,921)
                                                                    -----           ---------------
                               NET ASSETS                           100.0%          $   330,310,484
                                                                    =====           ===============

@     Non-income producing security

@@    Foreign Issuer

PLC   Public Limited Company

REITs Real Estate Investment Trusts

TBA   To be announced

+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I     Illiquid Security

L Loaned security, a portion or all of the security is on loan at September 30, 2003.

XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                                             $     6,221,204
          Gross Unrealized Depreciation                                                  (1,306,517)
                                                                                    ---------------
          Net Unrealized Appreciation                                               $     4,914,687
                                                                                    ===============

                 See Accompanying Notes to Financial Statements

ING
National Tax Exempt
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                               RATINGS(1)            VALUE
------------------------------------------------------------------------------------
MUNICIPAL BONDS: 98.6%

             CALIFORNIA: 10.5%
$   500,000  California State Department
               of Veterans Affairs, 4.700%,
               due 12/01/09                          Aa2/AA-           $     534,070
  1,000,000  California State Department
               of Water Resources, 5.500%,
               due 05/01/07                          A3/BBB+               1,110,070
  1,000,000  California State General
               Obligation, 5.000%, due
               02/01/14                              A2/A                  1,065,500
    200,000  Los Angeles County
               Metropolitan Transportation
               Authority, 6.000%, due
               07/01/08                              A1/A+                   233,668
                                                                       -------------
                                                                           2,943,308
                                                                       -------------
             COLORADO: 3.9%
  1,000,000  Interlocken Metropolitan
               District Colorado Reference,
               Series A, 5.750%, due
               12/15/19                              NR/AA                 1,081,050
                                                                       -------------
                                                                           1,081,050
                                                                       -------------
             FLORIDA: 3.9%
  1,000,000  Florida State Board of
               Education, Series A, MBIA
               Insured, 5.000%, due
               06/01/14                              NR/AAA                1,086,260
                                                                       -------------
                                                                           1,086,260
                                                                       -------------
             ILLINOIS: 8.9%
  1,000,000  Chicago Illinois Skyway Toll
               Bridge, 5.500%, due
               01/01/31                              Aaa/AAA               1,058,680
  1,250,000  De Kalb-Ogle Etc. Counties
               Community College District
               No. 523, Fsa Insured, 5.750%,
               due 02/01/11                          Aaa/NR                1,428,050
                                                                       -------------
                                                                           2,486,730
                                                                       -------------
             MASSACHUSETTS: 7.6%
  1,000,000  Massachusetts Housing
               Finance Agency, 3.700%,
               due 12/01/09                          Aa3/AA-               1,039,640
      5,000  Massachusetts Housing
               Finance Agency, 6.375%,
               due 04/01/21                          A1/A+                     5,110
  1,000,000  Massachusetts State Port
               Authority Revenue, Series C,
               5.750%, due 07/01/29                  Aa3/A+                1,071,180
                                                                       -------------
                                                                           2,115,930
                                                                       -------------
             NEVADA: 4.1%
  1,100,000  Washoe County Nevada Gas &
               Water Facilities, 6.300%, due
               12/01/14                              Aaa/AAA               1,142,240
                                                                       -------------
                                                                           1,142,240
                                                                       -------------
             NEW YORK: 22.5%
    750,000  New York City Industrial
               Development Agency,
               6.250%, due 11/15/06                  Aaa/AAA                 806,805
$ 1,000,000  New York NY, General
               Obligation, Series A, 5.625%,
               due 12/01/13                          A2/A              $   1,101,180
  1,000,000  New York NY, General
               Obligation, Series B, 5.000%,
               due 08/01/07                          A2/A                  1,095,670
  1,000,000  New York State Dormitory
               Authority Revenue, Series A,
               5.500%, due 07/01/15                  Aaa/AAA               1,115,550
  1,000,000  New York State Dormitory
               Authority Revenue, Series C,
               5.250%, due 04/01/16                  Aaa/AAA               1,108,470
  1,000,000  Tobacco Settlement Financing
               Authority, 5.000%, due
               06/01/10                              NR/AA-                1,046,210
                                                                       -------------
                                                                           6,273,885
                                                                       -------------
             NORTH CAROLINA: 1.2%
    295,000  New Hanover County, 5.750%,
               due 11/01/12                          Aa2/AA                  339,678
                                                                       -------------
                                                                             339,678
                                                                       -------------
             OHIO: 0.9%
    225,000  Euclid City School District,
               5.200%, due 12/01/10                  Aaa/AAA                 248,015
                                                                       -------------
                                                                             248,015
                                                                       -------------
             OKLAHOMA: 8.4%
  1,000,000  Oklahoma State Industrial
               Authority Revenue
               Reference, Health System
               Obligation Group, Series A,
               6.000%, due 08/15/19                  Aaa/AAA               1,136,920
  1,000,000  Payne County Oklahoma
               Economic Development
               Authority, Student Housing
               Revenue, Collegiate Housing
               Foundation, Series A,
               6.375%, due 06/01/30                  Baa3/NR               1,211,100
                                                                       -------------
                                                                           2,348,020
                                                                       -------------
             PENNSYLVANIA: 7.3%
  1,000,000  Pennsylvania State Finance
               Authority, 6.600%, due
               11/01/09                              NR/A                  1,024,430
  1,000,000  Philadelphia Pennsylvania
               Hospitals & Higher
               Education Facilities
               Authority Revenue,
               Jefferson Health System,
               5.000%, due 05/15/18                  A1/AA-                1,015,460
                                                                       -------------
                                                                           2,039,890
                                                                       -------------
             RHODE ISLAND: 7.8%
  1,000,000  Rhode Island Clean Water
               Finance Agency Revenue,
               5.000%, due 10/01/14                  Aaa/AAA               1,090,570
  1,000,000  Rhode Island State &
               Providence Plantations,
               5.000%, due 06/01/15                  Aaa/AAA               1,084,120
                                                                       -------------
                                                                           2,174,690
                                                                       -------------

                 See Accompanying Notes to Financial Statements

ING
National Tax Exempt
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                               RATINGS(1)            VALUE
------------------------------------------------------------------------------------
             TEXAS: 8.0%
$ 1,000,000  Laredo Texas Independent
               School District, General
               Obligation, PSF Guaranteed,
               5.500%, due 08/01/20                  Aaa/AAA           $   1,093,380
  1,050,000  San Felipe Del Rio Texas
               Independent School District,
               General Obligation, PSF
               Guaranteed, 5.500%, due
               08/15/19                              Aaa/AAA               1,155,662
                                                                       -------------
                                                                           2,249,042
                                                                       -------------
             WASHINGTON: 3.6%
  1,000,000  Seattle Washington Municipal
               Light & Power Revenue,
               Series B, MBIA Insured,
               5.000%, due 06/01/24                  Aaa/AAA               1,013,970
                                                                       -------------
                                                                           1,013,970
                                                                       -------------
             Total Municipal Bonds
               (Cost $25,731,787)                                         27,542,708
                                                                       -------------
                                                                          27,542,708
                                                                       -------------
             TOTAL INVESTMENTS IN SECURITIES
               (COST $25,731,787)*                     98.6%           $  27,542,708
             OTHER ASSETS AND LIABILITIES-NET           1.4                  398,323
                                                      -----            -------------
             NET ASSETS                               100.0%           $  27,941,031
                                                      =====            =============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                           $   1,832,734
               Gross Unrealized Depreciation                                 (21,813)
                                                                       -------------
               Net Unrealized Appreciation                             $   1,810,921
                                                                       =============

(1) Credit ratings are provided by Moody's Investor Service, Inc. and Standard and Poor's Rating Group (Unaudited)
MBIA Municipal Bond Insurance Association
FSA  Financial Security Assurance
PSF  Permanent School Fund

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                        VALUE
---------------------------------------------------------------------------------------
CORPORATE BONDS: 27.0%

                         AIRLINES: 1.0%
$     48,788             American Airlines, Inc., 6.977%,
                           due 05/23/21                                   $      42,165
     300,000             American Airlines, Inc., 7.024%,
                           due 10/15/09                                         293,247
      68,569             Continental Airlines, Inc., 6.545%,
                           due 08/02/20                                          67,180
      55,311             US Airways Pass Through Trust,
                           6.850%, due 01/30/18                                  51,832
                                                                          -------------
                                                                                454,424
                                                                          -------------
                         AUTO MANUFACTURERS: 1.2%
     122,000             Ford Motor Co., 6.375%, due
                           02/01/29                                              99,645
     157,000             Ford Motor Co., 6.625%, due
                           10/01/28                                             132,705
     320,000      L      General Motors Corp., 8.375%,
                           due 07/15/33                                         335,535
                                                                          -------------
                                                                                567,885
                                                                          -------------
                         BANKS: 4.2%
      84,000             Bank of America Corp., 6.375%,
                           due 02/15/08                                          94,577
     135,000      #      Bank of New York Institutional
                           Capital Trust A, 7.780%, due
                           12/01/26                                             151,377
      21,000      #      BankAmerica Institutional, Class B,
                           7.700%, due 12/31/26                                  23,704
      86,000             Barnett Capital I, 8.060%, due
                           12/01/26                                             100,136
      25,000             Barnett Capital II, 7.950%, due
                           12/01/26                                              28,787
     190,000    @@,#     Credit Suisse First Boston/London,
                           7.900%, due 05/29/49                                 216,765
     299,000      #      Dresdner Funding Trust I, 8.151%,
                           due 06/30/31                                         328,036
      86,000             FBS Capital I, 8.090%, due
                           11/15/26                                              98,199
     175,000             First Union Institutional Capital II,
                           7.850%, due 01/01/27                                 200,629
     141,000     @@      HSBC Holdings PLC, 7.500%, due
                           07/15/09                                             167,346
      84,000             M&T Bank Corp., 3.850%, due
                           04/01/13                                              84,337
     239,000             RBS Capital Trust I, 4.709%, due
                           12/29/49                                             231,698
     110,000             Wells Fargo & Co., 3.120%, due
                           08/15/08                                             109,711
     125,000     #,L     Westpac Capital Trust III, 5.819%,
                           due 12/29/49                                         130,229
                                                                          -------------
                                                                              1,965,531
                                                                          -------------
                         BEVERAGES: 0.8%
     158,000    @@,#     Cia Brasileira de Bebidas, 8.750%,
                           due 09/15/13                                         160,369
      44,000    @@,#     Coca-Cola HBC Finance BV,
                           5.125%, due 09/17/13                                  45,349
      43,000   @@,#,L    Coca-Cola HBC Finance BV,
                           5.500%, due 09/17/15                                  45,293
     140,000      #      Miller Brewing Co., 4.250%,
                           due 08/15/08                                         143,992
                                                                          -------------
                                                                                395,003
                                                                          -------------
                         CHEMICALS: 0.1%
$     31,000      L      Dow Chemical Co., 5.750%, due
                           11/15/09                                       $      33,220
                                                                          -------------
                                                                                 33,220
                                                                          -------------
                         DIVERSIFIED FINANCIAL SERVICES: 3.1%
     122,000             Boeing Capital Corp., 7.375%,
                           due 09/27/10                                         141,994
     175,000   @@,#,XX   Brazilian Merchant Voucher
                           Receivables Ltd., 5.911%, due
                           06/15/11                                             172,594
      82,000             Capital One Bank, 5.750%, due
                           09/15/10                                              86,431
      21,000             CitiCorp Capital I, 7.933%, due
                           02/15/27                                              24,428
     139,000             Countrywide Home Loans, Inc.,
                           4.250%, due 12/19/07                                 143,388
     145,000      #      Farmers Exchange Capital, 7.050%,
                           due 07/15/28                                         136,073
      32,000      L      Ford Motor Credit Co., 5.625%,
                           due 10/01/08                                          32,401
      62,000             Ford Motor Credit Co., 7.375%,
                           due 10/28/09                                          66,167
     126,000             General Electric Capital Corp.,
                           3.500%, due 08/15/07                                 128,446
      60,000             General Motors Acceptance
                           Corp., 6.625%, due 10/15/05                           63,954
      99,000      L      Lehman Brothers Holdings, Inc.,
                           3.500%, due 08/07/08                                  99,309
      95,000    XX,#     Mangrove Bay Pass-Through Trust,
                           6.102%, due 07/15/33                                  93,868
         554    @@,I     Nordea Kredit
                           Realkreditaktieselskab, 6.000%,
                           due 07/01/29                                              90
      95,000    @@,#     PF Export Receivables Master
                           Trust, 3.748%, due 06/01/13                           94,327
      97,455    @@,#     PF Export Receivables Master
                           Trust, 6.436%, due 06/01/15                           97,527
      50,000      #      Wachovia Capital Trust V, 7.965%,
                           due 06/01/27                                          60,821
                                                                          -------------
                                                                              1,441,818
                                                                          -------------
                         ELECTRIC: 2.7%
      47,000      #      Calpine Corp., 6.853%, due
                           07/15/07                                              44,239
     149,000      #      Consumers Energy Co., 4.800%,
                           due 02/17/09                                         152,988
      56,347      I      East Coast Power LLC, 7.536%,
                           due 06/30/17                                          58,037
      94,000     @@      Empresa Nacional de Electricidad
                           SA/Chile, 8.500%, due 04/01/09                       102,300
      20,000    @@,I     Enersis SA/Cayman Island, 6.600%,
                           due 12/01/26                                          20,055
     129,000      #      Indianapolis Power & Light,
                           6.300%, due 07/01/13                                 132,540
      92,000             Nisource Finance Corp., 6.150%,
                           due 03/01/13                                          98,676
      59,000             Nisource Finance Corp., 7.625%,
                           due 11/15/05                                          65,277
     131,000      #      Ohio Edison Co., 4.000%, due
                           05/01/08                                             129,638
     195,000             Ohio Power Co., 6.375%, due
                           07/15/33                                             198,706

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                        VALUE
---------------------------------------------------------------------------------------
                         ELECTRIC (CONTINUED)
$     89,000      #      Oncor Electric Delivery Co.,
                           6.375%, due 01/15/15                           $      97,873
      71,000             Penn Electric Co., 6.625%, due
                           04/01/19                                              75,271
      77,000      #      TXU Energy Co., 7.000%, due
                           03/15/13                                              83,880
                                                                          -------------
                                                                              1,259,480
                                                                          -------------
                         ENVIRONMENTAL CONTROL: 0.1%
      58,000      L      Allied Waste North America,
                           7.625%, due 01/01/06                                  60,900
                                                                          -------------
                                                                                 60,900
                                                                          -------------
                         FOOD: 1.3%
      43,000             Kroger Co., 5.500%, due 02/01/13                        45,058
      63,000             Kroger Co., 7.250%, due 06/01/09                        73,394
     114,000             Safeway, Inc., 4.800%, due 07/16/07                    120,160
     169,000             Supervalu, Inc., 7.875%, due                           197,756
     158,000             Tyson Foods, Inc., 7.250%, due
                           10/01/06                                             176,099
                                                                          -------------
                                                                                612,467
                                                                          -------------
                         FOREST PRODUCTS & PAPER: 0.7%
      83,000     @@      Abitibi-Consolidated, Inc., 6.950%,
                           due 12/15/06                                          86,580
      47,000     @@      Abitibi-Consolidated, Inc., 6.950%,
                           due 04/01/08                                          48,429
      69,000             Fort James Corp., 6.625%, due
                           09/15/04                                              71,070
     110,000             Weyerhaeuser Co., 6.875%, due
                           12/15/33                                             116,701
                                                                          -------------
                                                                                322,780
                                                                          -------------
                         INSURANCE: 0.8%
     134,000      #      Farmers Insurance Exchange,
                           8.625%, due 05/01/24                                 137,077
      94,000      #      Monumental Global Funding II,
                           3.850%, due 03/03/08                                  96,144
     132,000      #      Zurich Capital Trust I, 8.376%,
                           due 06/01/37                                         151,788
                                                                          -------------
                                                                                385,009
                                                                          -------------
                         IRON/STEEL: 0.0%
      25,000             Armco, Inc., 9.000%, due
                           09/15/07                                              18,125
                                                                          -------------
                                                                                 18,125
                                                                          -------------
                         LODGING: 0.5%
     100,000             MGM Mirage, 6.000%, due
                           10/01/09                                             101,000
      58,000             Park Place Entertainment Corp.,
                           9.375%, due 02/15/07                                  64,235
      59,000             Starwood Hotels & Resorts
                           Worldwide, Inc., 7.375%, due
                           05/01/07                                              63,573
                                                                          -------------
                                                                                228,808
                                                                          -------------
                         MEDIA: 0.7%
      48,000      L      AOL Time Warner, Inc., 6.875%,
                           due 05/01/12                                          53,964
      39,000      #      Echostar DBS Corp., 0.000%, due
                           10/01/08                                              39,926
      54,000      #      Echostar DBS Corp., 5.750%, due
                           10/01/08                                              54,338
$    100,000      L      Mediacom Broadband LLC,
                           11.000%, due 07/15/13                          $     105,750
      66,000             Time Warner, Inc., 6.950%, due
                           01/15/28                                              69,953
                                                                          -------------
                                                                                323,931
                                                                          -------------
                         MISCELLANEOUS MANUFACTURING: 0.4%
     170,000             General Electric Co., 5.000%, due
                           02/01/13                                             174,594
                                                                          -------------
                                                                                174,594
                                                                          -------------
                         MULTI-NATIONAL: 0.6%
     138,000     @@      Corp Andina de Fomento CAF,
                           5.200%, due 05/21/13                                 137,063
     135,000     @@      Corp Andina de Fomento CAF,
                           6.875%, due 03/15/12                                 150,202
                                                                          -------------
                                                                                287,265
                                                                          -------------
                         OIL AND GAS: 2.4%
     105,000             Amerada Hess Corp., 5.900%,
                           due 08/15/06                                         113,263
      95,000      L      Amerada Hess Corp., 7.125%,
                           due 03/15/33                                         100,219
     134,000             Enterprise Products Partners LP,
                           6.875%, due 03/01/33                                 144,911
     355,000     @@      Husky Oil Co., 8.900%, due                             417,569
     170,000      L      Pemex Project Funding Master
                           Trust, 7.375%, due 12/15/14                          183,600
      73,000             Valero Energy Corp., 7.500%,
                           due 04/15/32                                          81,544
      73,000             Valero Energy Corp., 8.750%,
                           due 06/15/30                                          91,317
                                                                          -------------
                                                                              1,132,423
                                                                          -------------
                         PACKAGING AND CONTAINERS: 0.6%
     134,000     #,L     Sealed Air Corp., 5.625%, due
                           07/15/13                                             135,997
     150,000      #      Sealed Air Corp., 6.950%, due
                           05/15/09                                             167,867
                                                                          -------------
                                                                                303,864
                                                                          -------------
                         PIPELINES: 0.6%
     136,000             CenterPoint Energy Resources
                           Corp., 8.125%, due 07/15/05                          145,915
     118,000             Kinder Morgan Energy
                           Partners LP, 7.300%,
                           due 08/15/33                                         136,528
                                                                          -------------
                                                                                282,443
                                                                          -------------
                         REAL ESTATE: 0.7%
     127,000             EOP Operating LP, 7.750%, due
                           11/15/07                                             147,822
     153,000             Liberty Property LP, 7.750%, due
                           04/15/09                                             181,964
                                                                          -------------
                                                                                329,786
                                                                          -------------
                         REITs: 0.6%
      85,000             Simon Property Group LP,
                           4.875%, due 03/18/10                                  87,805
     165,000             Simon Property Group LP,
                           6.375%, due 11/15/07                                 183,726
                                                                          -------------
                                                                                271,531
                                                                          -------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                        VALUE
---------------------------------------------------------------------------------------
                         RETAIL: 0.2%
$     65,000             Sears Roebuck Acceptance,
                           6.250%, due 05/01/09                           $      72,277
                                                                          -------------
                                                                                 72,277
                                                                          -------------
                         SAVINGS AND LOANS: 0.3%
     142,000             Washington Mutual, Inc.,
                           4.375%, due 01/15/08                                 147,407
                                                                          -------------
                                                                                147,407
                                                                          -------------
                         TELECOMMUNICATIONS: 3.4%
      91,000             AT&T Corp., 6.000%, due 03/15/09                        98,122
     115,000      L      AT&T Corp., 7.800%, due 11/15/11                       133,165
      55,000      L      AT&T Corp., 8.500%, due 11/15/31                        65,346
     128,000             AT&T Wireless Services, Inc.,
                           8.125%, due 05/01/12                                 152,269
     135,000             Sprint Capital Corp., 6.000%, due
                           01/15/07                                             145,409
     216,000             Sprint Capital Corp., 6.875%, due
                           11/15/28                                             211,382
     244,000             TCI Communications Finance,
                           9.650%, due 03/31/27                                 289,445
     150,000     @@      TELUS Corp., 8.000%, due 06/01/11                      175,420
      59,000             Verizon Florida, Inc., 6.125%, due
                           01/15/13                                              64,657
     280,000             Verizon Virginia, Inc., 4.625%, due
                           03/15/13                                             276,096
   1,000,000    I,**     WinStar Communications, Inc.,
                           0.000%, due 04/15/10                                     100
                                                                          -------------
                                                                              1,611,411
                                                                          -------------
                         Total Corporate Bonds
                           (Cost $12,721,557)                                12,682,382
                                                                          -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 43.6%

                         FEDERAL HOME LOAN MORTGAGE
                           CORPORATION: 3.2%
     480,000      L      2.875%, due 09/15/05                                   491,712
      51,955             5.500%, due 01/01/14                                    54,022
      25,316             5.500%, due 02/01/14                                    26,323
     440,000             5.875%, due 03/21/11                                   484,682
     224,153             6.500%, due 02/01/32                                   234,132
     232,960             7.000%, due 06/01/29                                   246,216
         867      I      9.000%, due 06/01/06                                       907
                                                                          -------------
                                                                              1,537,994
                                                                          -------------
                         FEDERAL NATIONAL MORTGAGE
                           ASSOCIATION: 38.6%
     480,000      L      2.375%, due 04/13/06                                   481,454
     490,000      L      2.875%, due 05/19/08                                   483,221
     455,000             4.000%, due 09/02/08                                   467,496
     228,000     XX      4.750%, due 12/25/42                                   233,237
   1,300,000             5.000%, due 10/15/18                                 1,332,094
   2,700,000             5.000%, due 11/15/33                                 2,691,562
     850,000             5.250%, due 04/15/07                                   929,526
     400,000             5.500%, due 10/15/18                                   413,875
   1,750,000             5.500%, due 11/01/32                                 1,778,984
     825,000             6.000%, due 09/01/17                                   861,452
     298,224             6.000%, due 07/25/24                                   314,811
   1,281,807             6.000%, due 02/01/32                                 1,323,191
     606,485             6.000%, due 10/01/32                                   626,111
      68,002             6.000%, due 10/01/32                                    70,203
   1,000,000             6.000%, due 11/15/33                                 1,029,375
      21,491      I      6.500%, due 02/01/09                                    22,773
      76,446             6.500%, due 08/01/15                                    80,793
$    491,591             6.500%, due 06/01/28                             $     513,511
     584,653             6.500%, due 12/01/31                                   609,649
     249,975             6.500%, due 07/01/32                                   260,573
     442,750             6.500%, due 08/01/32                                   461,658
      99,990             6.500%, due 09/01/32                                   104,261
      84,094             6.500%, due 10/01/32                                    87,685
      71,373             7.000%, due 03/01/15                                    75,964
     450,000             7.000%, due 09/01/28                                   476,950
     822,408             7.000%, due 09/01/32                                   870,252
      89,832             7.000%, due 11/01/32                                    95,058
     318,205             7.500%, due 07/01/21                                   340,073
   1,035,881             7.500%, due 02/01/31                                 1,110,970
       8,409             8.000%, due 08/01/30                                     9,087
         861      I      9.500%, due 06/01/05                                       890
       1,343      I      9.500%, due 07/01/06                                     1,358
       1,798      I      9.500%, due 05/01/07                                     1,809
                                                                          -------------
                                                                             18,159,906
                                                                          -------------
                         GOVERNMENT NATIONAL MORTGAGE
                           ASSOCIATION: 1.8%
     117,197             6.500%, due 06/15/29                                   123,221
     457,424             6.500%, due 05/15/31                                   480,848
      45,193             7.500%, due 11/15/29                                    48,403
     143,226             8.000%, due 06/20/30                                   153,741
      15,452             8.000%, due 07/15/30                                    16,700
         605             8.500%, due 02/15/21                                       667
                                                                          -------------
                                                                                823,580
                                                                          -------------
                         Total U.S. Government Agency Obligations
                           (Cost $20,135,625)                                20,521,480
                                                                          -------------
U.S. TREASURY OBLIGATIONS: 10.2%

                         U.S. TREASURY BONDS: 1.8%
     793,000      L      5.375%, due 02/15/31                                   851,236
                                                                          -------------
                                                                                851,236
                                                                          -------------
                         U.S. TREASURY NOTES: 8.4%
     665,000      L      2.000%, due 08/31/05                                   672,378
     607,000      L      2.375%, due 08/15/06                                   615,607
     700,000    S, L     3.000%, due 01/31/04                                   704,813
     836,000      L      3.125%, due 09/15/08                                   847,887
   1,093,000      L      4.250%, due 08/15/13                                 1,120,795
                                                                          -------------
                                                                              3,961,480
                                                                          -------------
                         Total U.S. Treasury Obligations
                           (Cost $4,681,863)                                  4,812,716
                                                                          -------------
ASSET-BACKED SECURITIES: 3.3%

                         AUTOMOBILE ASSET BACKED SECURITIES: 0.6%
     300,000             USAA Auto Owner Trust, 2.040%,
                           due 02/16/10                                         298,719
                                                                          -------------
                                                                                298,719
                                                                          -------------
                         COMMERCIAL MORTGAGE BACKED SECURITIES: 0.2%
      68,000             GMAC Commercial Mortgage
                           Securities, Inc., 6.700%, due
                           04/15/34                                              78,154
                                                                          -------------
                                                                                 78,154
                                                                          -------------
                         CREDIT CARD ASSET BACKED SECURITIES: 1.5%
      85,000             Bank One Issuance Trust, 4.540%,
                           due 09/15/10                                          87,208

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                        VALUE
---------------------------------------------------------------------------------------
                         CREDIT CARD ASSET BACKED
                           SECURITIES (CONTINUED)
$     88,000             Capital One Master Trust, 4.900%,
                           due 03/15/10                                   $      93,983
     305,000             Citibank Credit Card Issuance
                           Trust, 5.650%, due 06/16/08                          331,696
     156,000             MBNA Credit Card Master Note
                           Trust, 4.950%, due 06/15/09                          168,168
                                                                          -------------
                                                                                681,055
                                                                          -------------
                         HOME EQUITY ASSET BACKED SECURITIES: 0.5%
     207,814             Emergent Home Equity Loan
                           Trust, 7.080%, due 12/15/28                          223,311
                                                                          -------------
                                                                                223,311
                                                                          -------------
                         OTHER ASSET BACKED SECURITIES: 0.5%
      85,000             Chase Funding Mortgage Loan
                           Asset-Backed Certificates,
                           2.734%, due 09/25/24                                  85,199
      50,000             Chase Funding Mortgage Loan
                           Asset-Backed Certificates,
                           4.045%, due 05/25/33                                  50,182
     115,000             Residential Asset Mortgage
                           Products, Inc., 2.140%, due
                           02/25/30                                             113,670
                                                                          -------------
                                                                                249,051
                                                                          -------------
                         Total Asset Backed Securities
                           (Cost $1,517,331)                                  1,530,290
                                                                          -------------
COLLATERALIZED MORTGAGE OBLIGATION: 7.5%

                         COMMERCIAL MORTGAGE BACKED SECURITIES: 5.9%
     200,000             CS First Boston Mortgage
                           Securities Corp., 3.382%, due
                           05/15/38                                             193,505
     480,000             CS First Boston Mortgage
                           Securities Corp., 3.861%, due
                           03/15/36                                             487,718
      64,000             CS First Boston Mortgage
                           Securities Corp., 7.808%, due
                           04/14/62                                              76,645
     350,000             DLJ Commercial Mortgage Corp.,
                           6.240%, due 11/12/31                                 391,743
     925,000             DLJ Commercial Mortgage Corp.,
                           7.300%, due 06/10/32                               1,083,264
     160,000             GE Capital Commercial Mortgage
                           Corp., 5.994%, due 12/10/35                          177,364
     100,000             JP Morgan Chase Commercial
                           Mortgage Securities Corp.,
                           5.161%, due 10/12/37                                 104,417
     250,000             Wachovia Bank Commercial
                           Mortgage Trust, 3.989%, due
                           06/15/35                                             239,135
                                                                          -------------
                                                                              2,753,791
                                                                          -------------
                         WHOLE LOAN COLLATERALLIZED MORTGAGE: 0.7%
     122,792             MASTR Asset Securitization Trust,
                           8.000%, due 06/25/33                                 127,172
     200,000             Wells Fargo Mortgage Backed
                           Securities Trust, 4.500%, due
                           08/25/18                                             191,230
                                                                          -------------
                                                                                318,402
                                                                          -------------
                         WL COLLATERALLIZED PLANNED AMORTIZATION
                           CLASS: 0.9%
$    314,865             MASTR Alternative Loans Trust,
                           8.500%, due 05/25/33                           $     335,569
      88,036             Residential Funding Securities
                           Corp., 8.500%, due 05/25/33                           97,791
                                                                          -------------
                                                                                433,360
                                                                          -------------
                         Total Collateralized Mortgage Obligation
                           (Cost $3,562,947)                                  3,505,553
                                                                          -------------
OTHER BONDS: 4.1%

                         SOVEREIGN: 4.1%
     128,000     @@      Brazilian Government Intl. Bond,
                           2.188%, due 04/15/12                                 103,561
     150,000     @@      Brazilian Government Intl. Bond,
                           10.000%, due 08/07/11                                147,750
      70,000     @@      Brazilian Government Intl. Bond,
                           11.000%, due 08/17/40                                 66,500
     138,000     XX      Central Bank of Nigeria, 0.000%,
                           due 01/05/10                                          53,475
      91,000     @@      Colombia Government Intl. Bond,
                           10.000%, due 01/23/12                                 99,418
      49,000     @@      Colombia Government Intl. Bond,
                           11.750%, due 02/25/20                                 57,698
      70,000     @@      Dominican Republic Intl. Bond,
                           9.040%, due 01/23/13                                  61,262
      70,000     @@      Ecuador Government Intl. Bond,
                           6.000%, due 08/15/30                                  44,063
      41,000    @@,#     El Salvador Government Intl.
                           Bond, 7.750%, due 01/24/23                            43,255
      75,000     @@      Mexico Government Intl. Bond,
                           4.625%, due 10/08/08                                  76,688
     118,000    @@,L     Mexico Government Intl. Bond,
                           6.625%, due 03/03/15                                 124,254
      50,399     @@      Panama Government Intl. Bond,
                           1.938%, due 07/17/16                                  43,315
      47,000     @@      Peru Government Intl. Bond,
                           9.125%, due 02/21/12                                  52,523
     100,000     @@      Philippine Government Intl. Bond,
                           9.875%, due 01/15/19                                 109,125
      79,000     @@      Republic of Argentina, 1.369%,
                           due 08/03/12                                          49,652
      70,000     @@      Republic of Bulgaria, 8.250%, due
                           01/15/15                                              80,103
      30,000     @@      Republic of Peru, 4.500%, due
                           03/07/17                                              26,575
     254,000     @@      Russia Government Intl. Bond,
                           5.000%, due 03/31/30                                 240,664
      19,000    @@,L     Turkey Government Intl. Bond,
                           9.500%, due 01/15/14                                  19,428
     140,000     @@      Turkey Government Intl. Bond,
                           12.375%, due 06/15/09                                164,849
      22,000     @@      Ukraine Government Intl. Bond,
                           7.650%, due 06/11/13                                  22,000
      20,907    @@,#     Ukraine Government Intl. Bond,
                           11.000%, due 03/15/07                                 23,293
      53,000     @@      Uruguay Government Intl. Bond,
                           7.500%, due 03/15/15                                  41,075
      91,000     @@      Venezuela Government Intl. Bond,
                           9.250%, due 09/15/27                                  70,798
      93,000    @@,#     Venezuela Government Intl. Bond,
                           10.750%, due 09/19/13                                 86,025
                                                                          -------------
                         Total Other Bonds
                           (Cost $1,893,603)                                  1,907,349
                                                                          -------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

NUMBER OF
WARRANTS                                                                      VALUE
---------------------------------------------------------------------------------------
WARRANTS: 0.0%

                         DIVERSIFIED FINANCIAL SERVICES: 0.0%
         250    @,I,X    North Atlantic Trading Co.,
                           Expires 9/30/2003                              $          --
                                                                          -------------
                         Total Warrants
                           (Cost $0)                                                 --
                                                                          -------------
                         Total Long-Term Investments
                           (Cost $44,512,926)                                44,959,770
                                                                          -------------

PRINCIPAL
AMOUNT                                                                        VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 19.3%

                  REPURCHASE AGREEMENT: 19.3%
$ 9,050,000S      Goldman Sachs Repurchase Agreement
                    dated 9/30/03, 1.090%, due 10/01/03
                    $9,050,274 to be received upon
                    repurchase (Collateralized by
                    $9,141,000 Various U.S. Government
                    obligations, 0.000% to 6.875%
                    Market Value $9,232,167 due
                    10/09/2003 to 09/30/2013)                                 9,050,000
                                                                          -------------
                  Total Short-term Investments
                    (Cost $9,050,000)                                         9,050,000
                                                                          -------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $53,562,926)*                         115.0%    $  54,009,770
                  OTHER ASSETS AND LIABILITIES-NET              (15.0)       (7,043,982)
                                                                -----     -------------
                  NET ASSETS                                    100.0%    $  46,965,788
                                                                =====     =============

@     Non-income producing security

@@    Foreign Issuer

REITs Real Estate Investment Trusts

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I     Illiquid Security

L Loaned security, a portion or all of the security is on loan at September 30, 2003

S Segregated securities for when-issued or delayed delivery securities held at September 30, 2003.

**    Defaulted security

X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                                 $   1,034,812
            Gross Unrealized Depreciation                                      (587,968)
                                                                          -------------
            Net Unrealized Appreciation                                   $     446,844
                                                                          =============

                 See Accompanying Notes to Financial Statements

ING Classic
Money
Market(1)          PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
CORPORATE NOTES: 47.4%

$     4,500,000                American Honda Finance,
                                 1.100%, due 10/23/03                               $     4,500,024
      4,312,000                Associates Corp. NA, 5.750%,
                                 due 11/01/03                                             4,327,528
      2,900,000                Bank of America Corp.,
                                 5.750%, due 03/01/04                                     2,953,048
      2,750,000                Bank of New York Co., Inc.,
                                 1.110%, due 10/27/04                                     2,750,000
      1,800,000                Bank of Scotland, 1.110%,
                                 due 01/22/04                                             1,800,204
      3,500,000                Bank One NA, 1.040%,
                                 due 02/24/04                                             3,499,859
      4,400,000                Bank One NA, 1.160%,
                                 due 02/23/04                                             4,402,442
      5,900,000       @@       Barclays Bank PLC, 1.030%,
                                 due 03/08/04                                             5,899,744
      3,100,000                Bear Stearns Co., Inc.,
                                 1.730%, due 05/24/04                                     3,112,665
      1,180,000                Bell Atlantic, 5.875%,
                                 due 02/01/04                                             1,196,797
      5,000,000                Bellsouth Corp., 1.180%,
                                 due 10/04/04                                             5,000,000
      5,000,000                Bellsouth Corp., 4.160%,
                                 due 04/26/04                                             5,076,826
      5,000,000                BP Amoco Capital PLC,
                                 1.045%, due 03/08/04                                     5,000,000
      3,500,000                Chase Manhattan Bank,
                                 1.080%, due 06/30/04                                     3,500,000
      2,500,000                First Union National Bank,
                                 1.316%, due 06/08/04                                     2,504,583
      1,900,000                First Union National Bank,
                                 1.370%, due 02/20/04                                     1,902,196
      3,100,000                First Union National Bank,
                                 1.403%, due 07/30/04                                     3,109,059
      5,800,000                First USA Bank, 1.360%,
                                 due 08/06/04                                             5,813,455
      3,000,000                General Electric Capital Corp.,
                                 1.120%, due 01/28/04                                     3,000,591
     10,500,000                General Electric Capital Corp.,
                                 1.180%, due 10/22/03                                    10,500,981
      6,000,000                General Electric Capital Corp.,
                                 1.200%, due 10/08/04                                     6,000,000
      5,000,000        I       Goldman Sachs Group Inc,
                                 1.400%, due 10/27/03                                     5,000,000
      2,000,000                GTE California, Inc., 6.750%,
                                 due 03/15/04                                             2,047,583
      4,650,000                GTE North, Inc., 6.000%,
                                 due 01/15/04                                             4,713,024
      6,100,000                HBOS Treasury Services PLC,
                                 1.130%, due 10/22/04                                     6,100,000
      4,500,000                HBOS Treasury Services PLC,
                                 1.150%, due 08/23/04                                     4,503,252
      1,800,000                Heller Financial, Inc., 6.000%,
                                 due 03/19/04                                             1,838,567
      3,000,000                JP Morgan Chase & Co.,
                                 1.256%, due 02/05/04                                     3,001,876
      7,700,000                Key Bank NA, 1.134%,
                                 due 08/03/04                                             7,703,179
      4,600,000                Lehman Brothers Holdings,
                                 1.420%, due 06/10/04                                     4,610,602
      5,400,000        I       M-MKT Trust Lly, 1.220%,
                                 due 02/19/04                                             5,398,957
$     2,800,000                Merrill Lynch & Co., 1.160%,
                                 due 11/19/03                                       $     2,800,325
      7,300,000                Merrill Lynch & Co., 1.420%,
                                 due 03/08/04                                             7,310,922
      4,000,000                Morgan Stanley, 1.414%,
                                 due 02/02/04                                             4,004,681
      5,500,000       @@       Rabobank Nederland NV,
                                 1.043%, due 01/22/04                                     5,500,000
      5,500,000       @@       Rabobank Nederland NV,
                                 1.045%, due 01/23/04                                     5,500,000
      3,600,000       @@       Royal Bank of Canada,
                                 1.030%, due 03/15/04                                     3,599,669
      6,000,000                Salomon Smith Barney,
                                 1.240%, due 02/20/04                                     6,003,912
      9,200,000                SBC Communications, Inc.,
                                 4.180%, due 06/05/04                                     9,383,338
      9,400,000                Toyota Motor Corp.,
                                 1.070%, due 01/16/04                                     9,400,000
      4,500,000                U.S. Bank National Association,
                                 1.260%, due 04/13/04                                     4,504,573
      2,500,000                US Bank NA, 1.170%,
                                 due 11/14/03                                             2,500,287
      5,900,000                Wells Fargo Bank NA,
                                 1.060%, due 11/24/03                                     5,900,000
      5,500,000                Wells Fargo Bank NA,
                                 1.060%, due 01/26/04                                     5,500,000
      3,000,000                Wells Fargo Bank NA,
                                 1.060%, due 02/06/04                                     3,000,000
      3,500,000                Wells Fargo Bank NA,
                                 1.109%, due 10/01/04                                     3,500,000
                                                                                    ---------------
                               Total Corporate Notes
                                 (Cost $209,174,749)                                    209,174,749
                                                                                    ---------------
COMMERCIAL PAPER: 25.1%

      4,500,000                Concord Minutemen Capital
                                 Co., 1.080%, due 01/13/04                                4,485,960
      8,050,000                Concord Minutemen Capital
                                 Co., 1.150%, due 10/07/04                                8,049,999
      5,050,000                Concord Minutemen Capital
                                 Co., 1.150%, due 10/08/04                                5,050,000
      4,500,000                Concord Minutemen Capital
                                 Co., 1.150%, due 10/15/04                                4,500,000
      4,500,000                Crown Point Capital Co.,
                                 1.060%, due 10/03/03                                     4,499,735
      4,500,000                Crown Point Capital Co.,
                                 1.060%, due 10/07/03                                     4,499,205
      4,500,000                Crown Point Capital Co.,
                                 0.950%, due 10/09/03                                     4,499,050
      4,500,000                Crown Point Capital Co.,
                                 1.060%, due 10/14/03                                     4,498,278
      4,500,000                Edison Asset Securitization,
                                 1.070%, due 11/03/03                                     4,495,586
      4,400,000                Edison Asset Securitization,
                                 1.140%, due 11/17/03                                     4,393,451
      4,500,000        I       Goldman Sachs Group, Inc.,
                                 1.130%, due 12/04/03                                     4,500,000
      4,500,000        I       Goldman Sachs Group, Inc.,
                                 1.140%, due 12/12/03                                     4,500,000
      4,500,000                Jupiter Securitization Corp.,
                                 1.070%, due 10/08/03                                     4,499,064
      9,200,000        I       M-MKT Trust Series A-1,
                                 1.270%, due 10/08/04                                     9,200,000
      4,500,000                Old Line Funding Corp.,
                                 1.060%, due 10/06/03                                     4,499,338

                 See Accompanying Notes to Financial Statements

ING Classic
Money
Market(1)          PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)

$     9,100,000                St. Germain Holdings Ltd.,
                                 1.080%, due 10/10/03                               $     9,097,565
      4,500,000                St. Germain Holdings Ltd.,
                                 1.060%, due 10/16/03                                     4,497,975
      4,500,000                Thunder Bay Funding, Inc.,
                                 1.050%, due 10/15/03                                     4,498,163
      8,000,000                Verizon Global Funding,
                                 1.230%, due 10/14/04                                     8,000,000
      4,500,000                Yorktown Capital LLC,
                                 1.050%, due 10/02/03                                     4,499,869
      4,500,000                Yorktown Capital LLC,
                                 1.050%, due 10/20/03                                     4,497,506
                                                                                    ---------------
                               Total Commercial Paper
                                 (Cost $111,260,744)                                    111,260,744
                                                                                    ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.5%

      4,200,000                Federal Home Loan Bank,
                                 1.500%, due 09/03/04                                     4,200,000
      6,300,000                Federal Home Loan Bank,
                                 5.375%, due 01/05/04                                     6,369,481
      2,700,000                Federal Home Loan Bank,
                                 5.500%, due 02/25/04                                     2,744,266
      1,200,000                Federal Home Loan Mortgage
                                 Corp., 3.400%, due 02/20/04                              1,209,294
      4,600,000                Federal National Mortgage
                                 Association, 5.125%,
                                 due 02/13/04                                             4,664,596
      5,000,000                Federal National Mortgage
                                 Association, 1.200%,
                                 due 08/23/04                                             5,000,000
      4,500,000                Federal National Mortgage
                                 Association, 1.250%,
                                 due 07/07/04                                             4,500,000
      4,400,000                Federal National Mortgage
                                 Association, 1.250%,
                                 due 08/27/04                                             4,400,000
      4,400,000                Federal National Mortgage
                                 Association, 1.300%,
                                 due 08/30/04                                             4,400,000
      6,800,000                Federal National Mortgage
                                 Association, 1.450%,
                                 due 09/14/04                                             6,800,000
      8,600,000                Freddie Mac, 3.250%,
                                 due 01/15/04                                             8,649,057
      2,300,000                Student Loan Marketing
                                 Association, 1.023%,
                                 due 11/20/03                                             2,299,896
                                                                                    ---------------
                               Total U.S. Government
                               Agency Obligations
                                 (Cost $55,236,590)                                      55,236,590
                                                                                    ---------------
CERTIFICATE OF DEPOSIT: 8.8%

      5,500,000       @@       Bank of Scotland Treasury
                                 Service, 1.620%, due 12/09/03                            5,501,749
      4,400,000       @@       Canadian Imperial Bank,
                                 1.045%, due 12/15/03                                     4,400,046
      4,500,000                Credit Suisse First Boston,
                                 1.045%, due 10/16/03                                     4,499,931
      5,900,000                State Street Bank & Trust,
                                 1.220%, due 07/06/04                                     5,900,000
      4,600,000                Washington Mutual Bank,
                                 1.100%, due 11/13/03                                     4,600,000
      4,600,000                Washington Mutual Bank,
                                 1.106%, due 07/29/04                                     4,600,000
$     4,500,000                Washington Mutual Bank,
                                 1.220%, due 11/25/03                               $     4,500,000
      5,100,000                Washington Mutual Bank,
                                 1.290%, due 10/17/03                                     5,100,000
                                                                                    ---------------
                               Total Certificate Of Deposit
                                 (Cost $39,101,726)                                      39,101,726
                                                                                    ---------------
ASSET-BACKED SECURITIES: 2.4%

      3,519,405                Chase Manhattan
                                 Auto Owner Trust,
                                 1.060%, due 08/16/04                                     3,519,405
      2,499,076                John Deere Owner Trust,
                                 1.081%, due 08/13/04                                     2,499,076
      4,600,000                Putnam Structured
                                 Product Funding,
                                 1.140%, due 11/17/03                                     4,600,001
                                                                                    ---------------
                               Total Asset Backed Securities
                                 (Cost $10,618,482)                                      10,618,482
                                                                                    ---------------
REPURCHASE AGREEMENT: 4.8%

     21,267,000                Goldman Sachs Repurchase
                                 Agreement dated 09/30/03,
                                 1.090%, due 10/01/03,
                                 $21,267,644 to be received
                                 upon repurchase
                                 (Collateralized by various
                                 U.S. Government Securities,
                                 0.000%, market value
                                 $21,905,010, due
                                 08/15/05-02/15/25)                                      21,267,000
                                                                                    ---------------
                               Total Repurchase Agreement
                                 (Cost $21,267,000)                                      21,267,000
                                                                                    ---------------
                               TOTAL INVESTMENTS
                                 IN SECURITIES (COST
                                 $446,659,291)*                   101.0%            $   446,659,291
                               OTHER ASSETS AND
                                 LIABILITIES-NET                   (1.0)                 (4,244,930)
                                                                  -----             ---------------
                               NET ASSETS                         100.0%            $   442,414,361
                                                                  =====             ===============

*     Also represents cost for income tax purposes.

@@    Foreign Issuer

PLC   Public Limited Company

I     Illiquid Security

(1) All securities with a maturity date greater than one year have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

                                                                   PERCENTAGE OF
INDUSTRY                                                            NET ASSETS
--------------------------------------------------------------------------------
Asset Backed Commercial Paper                                           21.7%
Bank Holding Companies                                                   5.4
Federal and Federally Sponsored Credit Agencies                         12.4
Foreign Bank, Branches and Agencies                                      9.8
Management Services                                                      1.8
National Commercial Banks                                               15.0
Personal Credit Institutions                                            11.9
Pharmaceutical Preparations                                              1.2
Security Brokers and Dealers                                            10.4
Short-term Business Credit                                               0.4
Telephone Communications                                                 6.2
Repurchase Agreement                                                     4.8
Other Assets and Liabilities                                            (1.0)
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

ING
Money
Market
Fund(1)            PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
CORPORATE NOTES: 48.4%

$     1,200,000                American Honda Finance,
                                 1.100%, due 10/23/03                               $     1,200,007
        500,000                American Honda Finance,
                                 1.260%, due 04/26/04                                       500,524
      1,400,000                Associates Corp. NA, 5.750%,
                                 due 11/01/03                                             1,405,212
        800,000                Bank of America Corp.,
                                 1.364%, due 05/03/04                                       801,391
        400,000                Bank of America Corp.,
                                 5.750%, due 03/01/04                                       407,317
        500,000                Bank of New York Co., Inc.,
                                 1.110%, due 10/27/04                                       500,000
      1,080,000                Bank One Corp., 5.625%,
                                 due 02/17/04                                             1,097,558
        500,000                Bank One NA, 1.160%,
                                 due 02/23/04                                               500,277
        800,000       @@       Barclays Bank PLC, 1.030%,
                                 due 03/08/04                                               799,965
        400,000                Bear Stearns Co., Inc.,
                                 1.730%, due 05/24/04                                       401,634
        700,000                Bellsouth Corp., 4.160%,
                                 due 04/06/04                                               710,756
        400,000                Chase Manhattan Bank,
                                 1.080%, due 06/30/04                                       400,000
        350,000                First Union National Bank,
                                 1.316%, due 06/08/04                                       350,642
        400,000                First Union National Bank,
                                 1.403%, due 07/30/04                                       401,169
        750,000                First USA Bank, 1.360%,
                                 due 08/06/04                                               751,740
      1,300,000                General Electric Capital Corp.,
                                 1.180%, due 10/22/03                                     1,300,101
      1,000,000                General Electric Capital Corp.,
                                 1.200%, due 10/08/04                                     1,000,000
      1,290,000                GTE California, Inc., 6.750%,
                                 due 03/15/04                                             1,320,600
        800,000                HBOS Treasury Services PLC,
                                 1.130%, due 10/22/04                                       800,000
        500,000                HBOS Treasury Services PLC,
                                 1.150%, due 08/23/04                                       500,361
        500,000                JP Morgan Chase & Co.,
                                 1.240%, due 12/29/03                                       500,176
        300,000                JP Morgan Chase & Co.,
                                 1.256%, due 02/05/04                                       300,188
      1,000,000                Key Bank NA, 1.134%,
                                 due 08/03/04                                             1,000,413
        500,000                Keycorp, 1.390%, due 08/30/04                                501,067
        500,000                Lehman Brothers Holdings,
                                 1.420%, due 06/10/04                                       501,152
        400,000                Merrill Lynch & Co., 1.160%,
                                 due 11/19/03                                               400,046
        700,000                Merrill Lynch & Co., 6.800%,
                                 due 11/03/03                                               703,439
        700,000                Morgan Stanley Dean Witter,
                                 5.625%, due 01/20/04                                       709,110
        500,000       @@       Royal Bank of Canada,
                                 1.030%, due 03/15/04                                       499,954
        800,000                Salomon Smith Barney,
                                 1.240%, due 02/20/04                                       800,522
        450,000                Salomon Smith Barney,
                                 1.260%, due 11/13/03                                       450,096
      1,260,000                SBC Communications, Inc.,
                                 4.180%, due 06/05/04                                     1,285,109
$     1,200,000                U.S. Bank National Association,
                                 1.260%, due 04/13/04                               $     1,201,220
      2,100,000                Wells Fargo Bank NA, 1.060%,
                                 due 11/24/03                                             2,099,999
                                                                                    ---------------
                               Total Corporate Notes
                                 (Cost $26,101,745)                                      26,101,745
                                                                                    ---------------
COMMERCIAL PAPER: 26.3%

        500,000                Concord Minutemen Capital Co.,
                                 1.080%, due 01/13/04                                       498,440
      1,250,000                Concord Minutemen Capital Co.,
                                 1.150%, due 10/07/04                                     1,249,999
        250,000                Concord Minutemen Capital Co.,
                                 1.150%, due 10/08/04                                       250,000
        500,000                Concord Minutemen Capital Co.,
                                 1.150%, due 10/15/04                                       500,000
        500,000                Crown Point Capital Co.,
                                 1.060%, due 10/03/03                                       499,971
        600,000                Crown Point Capital Co.,
                                 1.060%, due 10/07/03                                       599,894
        550,000                Crown Point Capital Co.,
                                 1.060%, due 10/14/03                                       549,789
        600,000                Edison Asset Securitization,
                                 1.140%, due 11/17/03                                       599,107
        600,000        I       Goldman Sachs Group, Inc.,
                                 1.130%, due 12/04/03                                       600,000
        600,000        I       Goldman Sachs Group, Inc.,
                                 1.140%, due 12/12/03                                       600,000
      1,300,000        I       M-MKT Trust Series A-1,
                                 1.270%, due 10/08/04                                     1,300,000
        600,000                Old Line Funding Corp.,
                                 1.050%, due 10/02/03                                       599,983
        600,000                Old Line Funding Corp.,
                                 1.060%, due 10/06/03                                       599,912
      1,100,000                St. Germain Holdings Ltd.,
                                 1.080%, due 10/10/03                                     1,099,706
        600,000                St. Germain Holdings Ltd.,
                                 1.060%, due 10/16/03                                       599,730
        357,000                Stellar Funding Group,
                                 1.250%, due 10/14/03                                       356,839
        502,000                Thunder Bay Funding, Inc.,
                                 1.070%, due 10/07/03                                       501,910
        505,000                Thunder Bay Funding, Inc.,
                                 1.110%, due 10/14/03                                       504,798
      1,150,000                Verizon Global Funding,
                                 1.230%, due 10/14/04                                     1,150,000
        500,000                Windmill Funding, 1.060%,
                                 due 10/21/03                                               499,706
        500,000                Yorktown Capital LLC,
                                 1.050%, due 10/02/03                                       499,985
        550,000                Yorktown Capital LLC,
                                 1.050%, due 10/20/03                                       549,695
                                                                                    ---------------
                               Total Commercial Paper
                                 (Cost $14,209,464)                                      14,209,464
                                                                                    ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.4%

        400,000                Federal Home Loan Bank,
                                 1.500%, due 09/03/04                                       400,000
        700,000                Federal Home Loan Bank,
                                 5.375%, due 01/05/04                                       707,720
        700,000                Federal National Mortgage
                                 Association, 5.125%,
                                 due 02/13/04                                               709,830

                 See Accompanying Notes to Financial Statements

ING
Money
Market
Fund(1)            PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                  VALUE
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)

$       600,000                Federal National Mortgage
                                 Association, 1.200%,
                                 due 08/23/04                                       $       600,000
        600,000                Federal National Mortgage
                                 Association, 1.250%,
                                 due 07/07/04                                               600,000
        500,000                Federal National Mortgage
                                 Association, 1.250%,
                                 due 08/27/04                                               500,000
        500,000                Federal National Mortgage
                                 Association, 1.300%,
                                 due 08/30/04                                               500,000
        950,000                Federal National Mortgage
                                 Association, 1.450%,
                                 due 09/14/04                                               950,000
      1,200,000                Freddie Mac, 3.250%,
                                 due 01/15/04                                             1,206,849
        500,000                Student Loan Marketing
                                 Association, 1.023%,
                                 due 11/20/03                                               499,977
                                                                                    ---------------
                               Total U.S. Government
                                 Agency Obligations
                                 (Cost $6,674,376)                                        6,674,376
                                                                                    ---------------
CERTIFICATES OF DEPOSIT: 7.0%

        600,000       @@       Canadian Imperial Bank,
                                 1.045%, due 12/15/03                                       600,006
        500,000                Credit Suisse First Boston,
                                 1.045%, due 10/16/03                                       499,992
        800,000                State Street Bank & Trust,
                                 1.220%, due 07/06/04                                       800,001
        600,000                Washington Mutual Bank,
                                 1.100%, due 11/13/03                                       600,000
        600,000                Washington Mutual Bank,
                                 1.220%, due 11/25/03                                       600,000
        700,000                Washington Mutual Bank,
                                 1.290%, due 10/17/03                                       700,000
                                                                                    ---------------
                               Total Certificates Of Deposit
                                 (Cost $3,799,999)                                        3,799,999
                                                                                    ---------------
ASSET-BACKED SECURITIES: 2.3%

        399,932                Chase Manhattan Auto
                                 Owner Trust, 1.060%,
                                 due 08/16/04                                               399,932
        322,461                John Deere Owner Trust,
                                 1.081%, due 08/13/04                                       322,461
        500,000                Putnam Structured
                                 Product Funding,
                                 1.140%, due 11/17/03                                       500,001
                                                                                    ---------------
                               Total Asset Backed Securities
                                 (Cost $1,222,394)                                        1,222,394
                                                                                    ---------------
REPURCHASE AGREEMENT: 4.4%

$     2,376,000                Goldman Sachs Repurchase
                                 Agreement dated 09/30/03,
                                 1.090%, due 10/01/03,
                                 $2,376,072 to be received
                                 upon repurchase
                                 (Collateralized by
                                 $6,715,733 U.S. Treasury
                                 Bond, 0.000%, market value
                                 $2,447,280, due 05/15/22)                          $     2,376,000
                                                                                    ---------------
                               Total Repurchase Agreement
                                 (Cost $2,376,000)                                        2,376,000
                                                                                    ---------------
                               TOTAL INVESTMENTS
                                 IN SECURITIES (COST
                                 $54,383,978)*                         100.8%       $    54,383,978
                               OTHER ASSETS AND
                                 LIABILITIES-NET                        (0.8)              (433,788)
                                                                       -----        ---------------
                               NET ASSETS                              100.0%       $    53,950,190
                                                                       =====        ===============

*     Also represents cost for income tax purposes.

@@    Foreign Issuer

PLC   Public Limited Company

I     Illiquid Security

(1) All securities with a maturity date greater than one year have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

                                                                                     PERCENTAGE OF
INDUSTRY                                                                               NET ASSETS
---------------------------------------------------------------------------------------------------
Asset Backed Commercial Paper                                                            21.9%
Bank Holding Companies                                                                    7.6
Federal and Federally Sponsored Credit Agencies                                          12.4
Foreign Bank, Branches and Agencies                                                       7.2
Management Services                                                                       2.1
National Commercial Banks                                                                16.2
Personal Credit Institutions                                                             12.4
Security Brokers and Dealers                                                             10.5
Telephone Communications                                                                  6.1
Repurchase Agreement                                                                      4.4
Other Assets and Liabilities-Net                                                         (0.8)
                                                                                        -----
NET ASSETS                                                                              100.0%
                                                                                        =====

                 See Accompanying Notes to Financial Statements

ING Lexington
Money
Market
Trust(1)           PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
CORPORATE NOTES: 44.7%

$       800,000                Bank of America Corp.,
                                 1.364%, due 05/03/04                               $       801,396
        300,000                Bank of America Corp.,
                                 5.750%, due 03/01/04                                       305,488
        500,000                Bank of New York Co., Inc.,
                                 1.110%, due 10/27/04                                       500,000
        770,000                Bank One Corp., 5.625%,
                                 due 02/17/04                                               782,519
        500,000                Bank One NA, 1.160%,
                                 due 02/23/04                                               500,277
        600,000       @@       Barclays Bank PLC, 1.030%,
                                 due 03/08/04                                               599,974
        300,000                Bear Stearns Co., Inc., 1.730%,
                                 due 05/24/04                                               301,226
        600,000                Bellsouth Corp., 4.160%,
                                 due 04/26/04                                               609,219
        400,000                Chase Manhattan Bank,
                                 1.080%, due 06/30/04                                       400,000
        250,000                First Union National Bank,
                                 1.316%, due 06/08/04                                       250,458
        400,000                First Union National Bank,
                                 1.403%, due 07/30/04                                       401,169
        600,000                First USA Bank, 1.360%,
                                 due 08/06/04                                               601,392
      1,100,000                General Electric Capital Corp.,
                                 1.180%, due 10/22/03                                     1,100,086
        910,000                GTE California, Inc., 6.750%,
                                 due 03/15/04                                               931,587
        350,000                GTE North, Inc., 6.000%,
                                 due 01/15/04                                               354,858
        700,000                HBOS Treasury Services PLC,
                                 1.130%, due 10/22/04                                       700,000
        500,000                HBOS Treasury Services PLC,
                                 1.150%, due 08/23/04                                       500,361
        200,000                Heller Financial, Inc., 6.000%,
                                 due 03/19/04                                               204,285
        500,000                Household Finance Corp.,
                                 1.376%, due 10/15/03                                       500,049
        700,000                JP Morgan Chase & Co.,
                                 1.256%, due 02/05/04                                       700,438
        900,000                Key Bank NA, 1.134%,
                                 due 08/03/04                                               900,367
        500,000                Keycorp, 1.390%, due 08/30/04                                501,067
        400,000                Lehman Brothers Holdings,
                                 1.420%, due 06/10/04                                       400,922
        300,000                Merrill Lynch & Co., 1.160%,
                                 due 11/19/03                                               300,035
        400,000                Merrill Lynch & Co., 1.420%,
                                 due 03/08/04                                               400,598
        500,000                Merrill Lynch & Co., 6.800%,
                                 due 11/03/03                                               502,456
        500,000                Morgan Stanley Dean Witter,
                                 5.625%, due 01/20/04                                       506,507
        900,000       @@       Royal Bank of Canada, 1.030%,
                                 due 03/15/04                                               899,917
        700,000                Salomon Smith Barney, 1.240%,
                                 due 02/20/04                                               700,456
      1,650,000                Salomon Smith Barney, 1.260%,
                                 due 11/13/03                                             1,650,351
      1,070,000                SBC Communications, Inc.,
                                 4.180%, due 06/05/04                                     1,091,323
        500,000                US Bank National Association,
                                 1.260%, due 04/13/04                                       500,508
$     1,800,000                Wells Fargo Bank NA,
                                 1.060%, due 11/24/03                               $     1,799,999
                                                                                    ---------------
                               Total Corporate Notes
                                 (Cost $21,199,288)                                      21,199,288
                                                                                    ---------------
COMMERCIAL PAPER: 30.1%

        500,000                Ciesco L.P., 1.070%,
                                 due 10/07/03                                               499,911
        500,000                Concord Minutemen
                                 Capital Co., 1.080%,
                                 due 01/13/04                                               498,440
        700,000                Concord Minutemen
                                 Capital Co., 1.150%,
                                 due 10/07/04                                               699,999
      1,100,000                Concord Minutemen
                                 Capital Co., 1.150%,
                                 due 10/08/04                                             1,099,999
        500,000                Crown Point Capital Co.,
                                 1.060%, due 10/03/03                                       499,971
        500,000                Crown Point Capital Co.,
                                 1.060%, due 10/07/03                                       499,912
        500,000                Crown Point Capital Co.,
                                 1.060%, due 10/14/03                                       499,809
        500,000                Crown Point Capital Co.,
                                 1.060%, due 10/20/03                                       499,720
        600,000                Edison Asset Securitization,
                                 1.070%, due 11/03/03                                       599,412
        500,000                Edison Asset Securitization,
                                 1.140%, due 11/17/03                                       499,256
        500,000        I       Goldman Sachs Group, Inc.,
                                 1.130%, due 12/04/03                                       500,000
        500,000        I       Goldman Sachs Group, Inc.,
                                 1.140%, due 12/12/03                                       500,000
        500,000                Jupiter Securitization Corp.,
                                 1.070%, due 10/08/03                                       499,896
      1,000,000        I       M-MKT Trust Series A-1,
                                 1.270%, due 10/08/04                                     1,000,000
        500,000                Old Line Funding Corp.,
                                 1.050%, due 10/02/03                                       499,985
        500,000                Old Line Funding Corp.,
                                 1.060%, due 10/06/03                                       499,926
        500,000                St. Germain Holdings Ltd.,
                                 1.060%, due 10/10/03                                       499,868
        500,000                St. Germain Holdings Ltd.,
                                 1.080%, due 10/01/03                                       500,000
        500,000                St. Germain Holdings Ltd.,
                                 1.080%, due 10/16/03                                       499,775
        500,000                Thunder Bay Funding, Inc.,
                                 1.050%, due 10/15/03                                       499,796
        500,000                Thunder Bay Funding, Inc.,
                                 1.060%, due 10/28/03                                       499,603
        500,000                Thunder Bay Funding, Inc.,
                                 1.070%, due 10/07/03                                       499,911
        500,000                Thunder Bay Funding, Inc.,
                                 1.110%, due 10/14/03                                       499,800
        850,000                Verizon Global Funding,
                                 1.230%, due 10/14/04                                       850,000
        500,000                Yorktown Capital LLC, 1.050%,
                                 due 10/02/03                                               499,985
                                                                                    ---------------
                               Total Commercial Paper
                                 (Cost $14,244,974)                                      14,244,974
                                                                                    ---------------

                 See Accompanying Notes to Financial Statements

ING Lexington
Money
Market
Trust(1)           PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                                    (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.0%

$       400,000                Federal Home Loan Bank,
                                 1.500%, due 09/03/04                               $       400,000
        600,000                Federal Home Loan Bank,
                                 5.375%, due 01/05/04                                       606,617
        500,000                Federal National Mortgage
                                 Association, 5.125%,
                                 due 02/13/04                                               507,021
        600,000                Federal National Mortgage
                                 Association, 1.200%,
                                 due 08/23/04                                               600,000
        500,000                Federal National Mortgage
                                 Association, 1.250%,
                                 due 07/07/04                                               500,000
        500,000                Federal National Mortgage
                                 Association, 1.250%,
                                 due 08/27/04                                               500,000
        500,000                Federal National Mortgage
                                 Association, 1.300%,
                                 due 08/30/04                                               500,000
        650,000                Federal National Mortgage
                                 Association, 1.450%,
                                 due 09/14/04                                               650,000
        900,000                Freddie Mac, 3.250%,
                                 due 01/15/04                                               905,136
        500,000                Student Loan Marketing
                                 Association, 1.023%,
                                 due 11/20/03                                               499,977
                                                                                    ---------------
                               Total U.S. Government
                                 Agency Obligations
                                 (Cost $5,668,751)                                        5,668,751
                                                                                    ---------------
CERTIFICATES OF DEPOSIT: 6.8%

        500,000       @@       Canadian Imperial Bank,
                                 1.045%, due 12/15/03                                       500,005
        500,000                Credit Suisse First Boston,
                                 1.045%, due 10/16/03                                       499,992
        600,000                State Street Bank & Trust,
                                 1.220%, due 07/06/04                                       600,000
        500,000                Washington Mutual Bank,
                                 1.100%, due 11/13/03                                       500,000
        500,000                Washington Mutual Bank,
                                 1.220%, due 11/25/03                                       500,000
        600,000                Washington Mutual Bank,
                                 1.290%, due 10/17/03                                       600,001
                                                                                    ---------------
                               Total Certificates Of Deposit
                                 (Cost $3,199,998)                                        3,199,998
                                                                                    ---------------
ASSET-BACKED SECURITIES: 2.6%

        399,932                Chase Manhattan Auto
                                 Owner Trust, 1.060%,
                                 due 08/16/04                                               399,932
        322,461                John Deere Owner Trust,
                                 1.081%, due 08/13/04                                       322,461
        500,000                Putnam Structured
                                 Product Funding, 1.140%,
                                 due 11/17/03                                               500,001
                                                                                    ---------------
                               Total Asset Backed Securities
                                 (Cost $1,222,394)                                        1,222,394
                                                                                    ---------------
REPURCHASE AGREEMENT: 5.1%

$     2,429,000                Goldman Sachs Repurchase
                                 Agreement dated 09/30/03,
                                 1.090%, due 10/01/03,
                                 $2,429,074 to be received
                                 upon repurchase
                                 (Collateralized by $6,865,537
                                 U.S. Treasury Bond, 0.000%,
                                 market value $2,501,870
                                 due 05/15/22)                                      $     2,429,000
                                                                                    ---------------
                               Total Repurchase Agreement
                                 (Cost $2,429,000)                                        2,429,000
                                                                                    ---------------
                               TOTAL INVESTMENTS
                                 IN SECURITIES (COST
                                 $47,964,405)*                         101.3%       $    47,964,405
                               OTHER ASSETS AND
                                 LIABILITIES-NET                        (1.3)              (598,475)
                                                                       -----        ---------------
                               NET ASSETS                              100.0%       $    47,365,930
                                                                       =====        ===============

*     Also represents cost for income tax purposes.

@@    Foreign Issuer

PLC   Public Limited Company

I     Illiquid Security

(1) All securities with a maturity date greater than one year have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

                                                                                     PERCENTAGE OF
INDUSTRY                                                                               NET ASSETS
---------------------------------------------------------------------------------------------------
Asset Backed Commercial Paper                                                            26.7%
Bank Holding Companies                                                                    7.6
Federal and Federally Sponsored Credit Agencies                                          11.9
Foreign Bank, Branches and Agencies                                                       6.0
Management Services                                                                       1.8
National Commercial Banks                                                                16.7
Personal Credit Institutions                                                              5.5
Security Brokers And Dealers                                                             13.3
Short-term Business Credit                                                                0.4
Telephone Communications                                                                  6.3
Repurchase Agreement                                                                      5.1
Other Assets and Liabilities-Net                                                         (1.3)
                                                                                        -----
NET ASSETS                                                                              100.0%
                                                                                        =====

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS WAS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                                         SHARES VOTED
                                                                          AGAINST OR     SHARES      BROKER    TOTAL SHARES
                                           PROPOSAL   SHARES VOTED FOR     WITHHELD     ABSTAINED   NON-VOTE       VOTED
                                           --------   ----------------   ------------   ---------   --------   ------------
   ING GNMA Income Fund                       1           78,774,693        1,440,831   2,032,327      --        82,247,851
   ING High Yield Opportunity Fund            1           44,274,656          691,453     904,261      --        45,870,370
   ING Strategic Bond Fund                    1            3,660,225           88,691      60,347      --         3,809,263
   ING Money Market Fund                      1           42,187,033          353,246     638,918      --        43,179,197
   ING Lexington Money Market Trust           1           22,746,719        1,122,465   1,899,996      --        25,769,180
   ING GNMA Income Fund                       3           78,000,056        1,897,914   2,349,881      --        82,247,851
   ING High Yield Opportunity Fund            3           43,993,421          921,466     955,483      --        45,870,370
   ING Strategic Bond Fund                    3            3,686,231           63,037      59,995      --         3,809,263
   ING Money Market Fund                      3           41,846,993          518,632     813,572      --        43,179,197
   ING Lexington Money Market Trust           3           22,388,083          878,281   2,502,816      --        25,769,180

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. A trustee who is not an interested person of the Fund, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                  TERM OF                                  NUMBER OF
                                                OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                                 POSITION(S)     LENGTH OF         OCCUPATION(S)         FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS           HELD WITH THE      TIME             DURING THE             OVERSEEN              HELD BY
           AND AGE              REGISTRANT(S)    SERVED(1)        PAST FIVE YEARS         BY TRUSTEE             TRUSTEE
------------------------------  -------------   ----------   --------------------------  -------------  --------------------------
NON-INTERESTED TRUSTEES:

Paul S. Doherty(2)                 Trustee     February      Mr. Doherty is President         116       None
7337 E. Doubletree Ranch Rd.                   2001 -        and Partner, Doherty,
Scottsdale, Arizona 85258                      present       Wallace, Pillsbury and
Born: 1934                                                   Murphy, P.C., Attorneys
                                                             (1996 - Present);
                                                             Director, Tambrands, Inc.
                                                             (1993 - 1998); and Trustee
                                                             of each of the funds
                                                             managed by Northstar
                                                             Investment Management
                                                             Corporation (1993 - 1999).

J. Michael Earley(3)               Trustee     February      President and Chief              116       None
7337 E. Doubletree Ranch Rd.                   2002 -        Executive Officer, Bankers
Scottsdale, Arizona 85258                      present       Trust Company, N.A. (1992
Born: 1945                                                   - Present).

R. Barbara Gitenstein(2)           Trustee     February      President, College of New        116       None
7337 E. Doubletree Ranch Rd.                   2002 -        Jersey (1999 - Present).
Scottsdale, Arizona 85258                      present       Formerly, Executive Vice
Born: 1948                                                   President and Provost,
                                                             Drake University (1992 -
                                                             1998).

Walter H. May(2)                   Trustee     February      Retired. Formerly,               116       Best Prep Charity
7337 E. Doubletree Ranch Rd.                   2001 -        Managing Director and                      (1991 - Present).
Scottsdale, Arizona 85258                      present       Director of Marketing,
Born: 1936                                                   Piper Jaffray, Inc.;
                                                             Trustee of each of the
                                                             funds managed by Northstar
                                                             Investment Management
                                                             Corporation (1996 - 1999).

                                                  TERM OF                                  NUMBER OF
                                                OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                                 POSITION(S)     LENGTH OF         OCCUPATION(S)         FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS           HELD WITH THE      TIME             DURING THE             OVERSEEN              HELD BY
           AND AGE              REGISTRANT(S)    SERVED(1)        PAST FIVE YEARS         BY TRUSTEE             TRUSTEE
------------------------------  -------------  -----------   --------------------------  -------------  --------------------------
David W.C. Putnam(3)               Trustee     February      President and Director,          116       Director of F.L. Putnam
7337 E. Doubletree Ranch Rd.                   2001 -        F.L. Putnam Securities                     Securities company, Inc.
Scottsdale, Arizona 85258                      present       Company, Inc. and its                      (June 1978 to Present);
Born: 1939                                                   affiliates; President,                     F.L. Putnam Investment
                                                             Secretary and Trustee, The                 Managment Company
                                                             Principled Equity Market                   (December 2001 to
                                                             Fund. Formerly, Trustee,                   Present); Asian Amerrican
                                                             Trust Realty Trust                         Bank and Trust company
                                                             (December Corp.; Anchor                    (June 1992 to Persent);
                                                             Investment Trust; Bow 2000                 and Notre Dame Health Care
                                                             - Present); Ridge Mining                   Center (1991 to Present).
                                                             Company and each of the                    He is also a Trustee of
                                                             F.L. Putnam funds managed                  The Principiled Equity
                                                             by Northstar Investment                    Market Fund (November 1996
                                                             Foundation Management                      to Present); Anchor
                                                             Corporation (1994 - 1999).                 International Bond
                                                                                                        (December 2000 - Present);
                                                                                                        Progressive Capital
                                                                                                        Accumulation Trust (August
                                                                                                        1998 - Present);
                                                                                                        Principled Equity Market
                                                                                                        Fund (November 1996 -
                                                                                                        Present), Mercy Endowment
                                                                                                        Foundation (1995 -
                                                                                                        Present); Director, F.L.
                                                                                                        Putnam Investment
                                                                                                        Management Company
                                                                                                        (December 2001 - Present);
                                                                                                        Asian American Bank and
                                                                                                        Trust Company (June 1992 -
                                                                                                        Present); and Notre Dame
                                                                                                        Health Care Center (1991 -
                                                                                                        Present) F.L. Putnam
                                                                                                        Securities Company, Inc.
                                                                                                        (June 1978 - Present); and
                                                                                                        an Honorary Trustee, Mercy
                                                                                                        Hospital (1973 - Present).

Blaine E. Rieke(3)                 Trustee     October       General Partner, Huntington      116       Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                   1998 -        Partners (January 1997 -                   (January 1998 - Present).
Scottsdale, Arizona 85258                      present       Present). Chairman of the
Born: 1933                                                   Board and Trustee of each
                                                             of the funds managed by
                                                             ING Investment Management
                                                             Co. LLC (November 1998 -
                                                             February 2001).

Roger B. Vincent(3)                Trustee     February      President, Springwell            116       Director, AmeriGas
7337 E. Doubletree Ranch Rd.                   2002 -        Corporation (1989 -                        Propane, Inc. (1998 -
Scottsdale, Arizona 85258                      present       Present). Formerly,                        Present).
Born: 1945                                                   Director Tatham Offshore,
                                                             Inc. (1996 - 2000).

                                                  TERM OF                                  NUMBER OF
                                                OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                                 POSITION(S)     LENGTH OF         OCCUPATION(S)         FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS           HELD WITH THE      TIME             DURING THE             OVERSEEN              HELD BY
           AND AGE              REGISTRANT(S)    SERVED(1)        PAST FIVE YEARS         BY TRUSTEE             TRUSTEE
------------------------------  -------------  -----------   --------------------------  -------------  --------------------------
Richard A. Wedemeyer(3)            Trustee     October       Retired. Mr. Wedemeyer was       116       Touchstone Consulting
7337 E. Doubletree Ranch Rd.                   1998 -        formerly Vice President -                  Group (1997 - Present).
Scottsdale, Arizona 85258                      present       Finance and
Born: 1936                                                   Administration, Channel
                                                             Corporation (June 1996 -
                                                             April 2002). Formerly
                                                             Trustee, First Choice
                                                             Funds (1997 - 2001); and
                                                             of each of the funds
                                                             managed by ING Investment
                                                             Management Co. LLC (1998 -
                                                             2001).

INTERESTED TRUSTEES:

Thomas J. McInerney(4)             Trustee     February      Chief Executive Officer,         170       Director, Hemisphere, Inc.
7337 E. Doubletree Ranch Rd.                   2001 -        ING U.S. Financial                         (May 2003 - Present).
Scottsdale, Arizona 85258                      present       Services (September 2001                   Director, Equitable Life
Born: 1956                                                   to present); General                       Insurance Co., Golden
                                                             Manager and Chief                          American Life Insurance
                                                             Executive Officer, ING                     Co., Life Insurance
                                                             U.S. Worksite Financial                    Company of Georgia,
                                                             Services (December 2000 to                 Midwestern United Life
                                                             present); Member, ING                      Insurance Co., ReliaStar
                                                             Americas Executive                         Life Insurance Co.,
                                                             Committee (2001 to                         Security Life of Denver,
                                                             present); President, Chief                 Security Connecticut Life
                                                             Executive Officer and                      Insurance Co., Southland
                                                             Director of Northern Life                  Life Insurance Co., USG
                                                             Insurance Company (2001 to                 Annuity and Life Company
                                                             present), ING Aeltus                       and United Life and
                                                             Holding Company, Inc.                      Annuity Insurance Co. Inc.
                                                             (2000 to present), ING                     (March 2001 - Present);
                                                             Retail Holding Company                     Trustee, Ameribest Life
                                                             (1998 to present).                         Insurance Co., (2001 -
                                                             Formerly, ING Life                         2003); Trustee, First
                                                             Insurance and Annuity                      Columbine Life Insurance
                                                             Company (1997 to November                  Co., (2001 - 2002); Member
                                                             2002), ING Retirement                      of the Board, National
                                                             Holdings, Inc. (1997 to                    Commission on Retirement
                                                             March 2003); General                       Policy. Competitiveness
                                                             Manager and Chief                          and Technology of
                                                             Executive Officer, ING                     Connecticut, Connecticut
                                                             Worksite Division                          Business and Industry
                                                             (December 2000 to October                  Association, Bushnell;
                                                             2001), President, ING-SCI,                 Connecticut Forum; Metro
                                                             Inc. (August 1997 to                       Hartford Chamber of
                                                             December 2000); President,                 Commerce and is Chairman,
                                                             Aetna Financial Services                   Concerned Citzens for
                                                             (August 1997 to December                   Effective Government.
                                                             2000); and has held a
                                                             variety of line and
                                                             corporate staff positions
                                                             since 1978.

                                                  TERM OF                                  NUMBER OF
                                                OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                                 POSITION(S)     LENGTH OF         OCCUPATION(S)         FUND COMPLEX         DIRECTORSHIPS
        NAME, ADDRESS           HELD WITH THE      TIME             DURING THE             OVERSEEN              HELD BY
           AND AGE              REGISTRANT(S)    SERVED(1)        PAST FIVE YEARS         BY TRUSTEE             TRUSTEE
------------------------------  -------------  -----------   --------------------------  -------------  --------------------------
John G. Turner(5)                  Trustee     February      Chairman, Hillcrest              116       Director, Hormel Foods
7337 E. Doubletree Ranch Rd.                   2001 -        Capital Partners (May 2002                 Corporation (March 2000 -
Scottsdale, Arizona 85258                      present       - Present); President,                     Present); Shopko Stores,
Born: 1939                                                   Turner Investment Company                  Inc. (August 1999 -
                                                             (January 2002 - Present).                  Present); and M.A.
                                                             Mr. Turner was formerly                    Mortenson Company (March
                                                             Vice Chairman of ING                       2002 - Present).
                                                             Americas (2000 - 2002);
                                                             Chairman and Chief
                                                             Executive Officer of
                                                             ReliaStar Financial Corp.

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2)  Valuation Committee member.

(3)  Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments.

(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments.

                                                                                                          PRINCIPAL
                                                                       TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                    POSITION(S)                    AND LENGTH OF                    DURING THE
           AND AGE                   HELD WITH THE TRUST               TIME SERVED(1)                  PAST FIVE YEARS
-----------------------------  ---------------------------------  --------------------------  -----------------------------------
James M. Hennessy              President and Chief Executive      February 2001 - present     President and Chief Executive
7337 E. Doubletree Ranch Rd.   Officer                                                        Officer of ING Capital Corporation,
Scottsdale, Arizona 85258                                                                     LLC, ING Funds Services, LLC, ING
Born: 1949                     Chief Operating Officer            February 2002 - present     Advisors, Inc., ING Investments,
                                                                                              LLC, Lexington Funds Distributor,
                               Senior Executive Vice President    October 2000 - February     Inc., Express America T.C. Inc. and
                               and Secretary                      2001                        EAMC Liquidation Corp. (since
                                                                                              December 2001); Executive Vice
                                                                                              President and Chief Operating
                                                                                              Officer of ING Funds Distributor,
                                                                                              LLC (since June 2000).

Michael J. Roland              Executive Vice President and       February 2002 - present     Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.   Assistant Secretary                                            Financial Officer and Treasurer of
Scottsdale, Arizona 85258                                                                     ING Funds Services, LLC, ING Funds
Born: 1958                     Principal Financial Officer        October 2000 - present      Distributor, LLC, ING Advisors,
                                                                                              Inc., ING Investments, LLC
                               Senior Vice President              October 2000 - February     (December 2001 to present),
                                                                  2002                        Lexington Funds Distributor, Inc.,
                                                                                              Express America T.C. Inc. and EAMC
                                                                                              Liquidation Corp. (since December
                                                                                              2001). Formerly, Executive Vice
                                                                                              President, Chief Financial Officer
                                                                                              and Treasurer of ING Quantitative
                                                                                              Management, Inc. (December 2001 to
                                                                                              October 2002); and Senior Vice
                                                                                              President, ING Funds Services, LLC,
                                                                                              ING Investments, LLC, and ING Funds
                                                                                              Distributor, LLC (June 1998 to
                                                                                              December 2001).

Stanley D. Vyner               Executive Vice President           October 2000 - present      Executive Vice President of ING
7337 E. Doubletree Ranch Rd.                                                                  Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                                     LLC (July 2000 to present) and
Born: 1950                                                                                    Chief Investment Officer of the
                                                                                              International Portfolios, ING
                                                                                              Investments, LLC (July 1996 to
                                                                                              present). Formerly, President and
                                                                                              Chief Executive Officer of ING
                                                                                              Investments, LLC (August 1996 to
                                                                                              August 2000).

Robert S. Naka                 Senior Vice President and          October 2000 - present      Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.   Assistant Secretary                                            Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                                     LLC, ING Funds Distributor, LLC,
Born: 1963                                                                                    ING Advisors, Inc., ING
                                                                                              Investments, LLC (October 2001 to
                                                                                              present) and Lexington Funds
                                                                                              Distributor, Inc. (since December
                                                                                              2001). Formerly, Senior Vice
                                                                                              President and Assistant Secretary
                                                                                              for ING Quantitative Management,
                                                                                              Inc. (October 2001 to October
                                                                                              2002); Vice President, ING
                                                                                              Investments, LLC (April 1997 to
                                                                                              October 1999), and ING Funds
                                                                                              Services, LLC (February 1997 to
                                                                                              August 1999).

Kimberly A. Anderson           Vice President                     February 2001 - present     Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                                                  Secretary of ING Funds Services,
Scottsdale, Arizona 85258      Secretary                          February 2001 - August      LLC, ING Funds Distributor, LLC,
Born: 1964                                                        2003                        ING Advisors, Inc., ING
                                                                                              Investments, LLC (since October
                                                                                              2001) and Lexington Funds
                                                                                              Distributor, Inc. (since December
                                                                                              2001). Formerly, Vice President for
                                                                                              ING Quantitative Management, Inc.
                                                                                              (October 2001 to October 2002);
                                                                                              Assistant Vice President of ING
                                                                                              Funds Services, LLC (November 1999
                                                                                              to January 2001) and has held
                                                                                              various other positions with ING
                                                                                              Funds Services, LLC for more than
                                                                                              the last five years.

                                                                                                          PRINCIPAL
                                                                       TERM OF OFFICE                   OCCUPATION(S)
        NAME, ADDRESS                    POSITION(S)                    AND LENGTH OF                    DURING THE
           AND AGE                   HELD WITH THE TRUST               TIME SERVED(1)                  PAST FIVE YEARS
-----------------------------  ---------------------------------  --------------------------  -----------------------------------
Robyn L. Ichilov               Vice President                     October 2000 - present      Vice President of ING Funds
7337 E. Doubletree Ranch Rd.                                                                  Services, LLC (October 2001 to
Scottsdale, Arizona 85258      Treasurer                          March 2001 - present        present) and ING Investments, LLC
Born: 1967                                                                                    (August 1997 to present);
                                                                                              Accounting Manager, ING
                                                                                              Investments, LLC (November 1995 to
                                                                                              present).

J. David Greenwald             Vice President                     August 2003 - present       Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                                  Compliance of ING Funds Services,
Scottsdale, Arizona 85258                                                                     LLC (May 2003 - Present). Formerly
Born: 1957                                                                                    Assistant Treasurer and Director of
                                                                                              Mutual Fund Compliance and
                                                                                              Operations of American Skandia, A
                                                                                              Prudential Financial Company
                                                                                              (October 1996 - May 2003).

Lauren D. Bensinger            Vice President                     February 2003 - present     Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                                                  Officer, ING Funds Distributor,
Scottsdale, Arizona 85258                                                                     LLC. (July 1995 - Present); Vice
Born: 1957                                                                                    President (February 1996 - Present)
                                                                                              and Chief Compliance Officer
                                                                                              (October 2001 - Present) ING
                                                                                              Investments, LLC; Vice President
                                                                                              and Chief Compliance Officer, ING
                                                                                              Advisors, Inc. (July 2000 -
                                                                                              Present), Vice President and Chief
                                                                                              Compliance Officer, ING
                                                                                              Quantitative Management, Inc. (July
                                                                                              2000 - September 2002), and Vice
                                                                                              President, ING Fund Services, LLC
                                                                                              (July 1995 - Present).

Theresa Kelety                 Secretary                          August 2003 - present       Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                                  Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                     Formerly, Senior Associate with
Born: 1963                                                                                    Shearman & Sterling (February 2000
                                                                                              - April 2003) and Associate with
                                                                                              Sutherland Asbill & Brennan (1996 -
                                                                                              February 2000).

Todd Modic                     Vice President                     August 2003 - present       Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                                  Reporting - Fund Accounting of ING
Scottsdale, Arizona 85258      Assistant Vice President           August 2001 - August 2003   Funds Services, LLC (September 2002
Born: 1967                                                                                    to present). Director of Financial
                                                                                              Reporting of ING Investments, LLC (
                                                                                              March 2001 to September 2002).
                                                                                              Formerly, Director of Financial
                                                                                              Reporting, Axient Communications,
                                                                                              Inc. (May 2000 to January 2001) and
                                                                                              Director of Finance, Rural/Metro
                                                                                              Corporation (March 1995 to May
                                                                                              2000).

Susan P. Kinens                Assistant Vice President           February 2003 - present     Assistant Vice President and
7337 E. Doubletree Ranch Rd.   and Assistant Secretary                                        Assistant Secretary, ING Funds
Scottsdale, Arizona 85258                                                                     Services, LLC (December 2002 -
Born: 1976                                                                                    Present); and has held various
                                                                                              other positions with ING Funds
                                                                                              Services, LLC for more than the
                                                                                              last five years.

Maria M. Anderson              Assistant Vice President           August 2001 - present       Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.                                                                  Funds Services, LLC (since October
Scottsdale, Arizona 85258                                                                     2001). Formerly, Manager of Fund
Born: 1958                                                                                    Accounting and Fund Compliance, ING
                                                                                              Investments, LLC (September 1999 to
                                                                                              November 2001); and Section Manager
                                                                                              of Fund Accounting, Stein Roe
                                                                                              Mutual Funds (July 1998 to August
                                                                                              1999).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

INTERNATIONAL EQUITY FUNDS
    ING Emerging Countries Fund
    ING Foreign Fund
    ING International Fund
    ING International Growth Fund
    ING International SmallCap Growth Fund
    ING International Value Fund
    ING Precious Metals Fund
    ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
    ING Global Equity Dividend Fund
    ING Global Real Estate Fund
    ING Worldwide Growth Fund

DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Fund
    ING Growth + Value Fund
    ING Growth Opportunities Fund
    ING LargeCap Growth Fund
    ING MidCap Opportunities Fund
    ING SmallCap Opportunities Fund
    ING Small Company Fund
    ING Technology Fund
    ING Disciplined LargeCap Fund

DOMESTIC EQUITY INDEX FUNDS
    ING Index Plus LargeCap Fund
    ING Index Plus MidCap Fund
    ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
    ING Financial Services Fund
    ING MagnaCap Fund
    ING Tax Efficient Equity Fund
    ING Value Opportunity Fund
    ING SmallCap Value Fund
    ING MidCap Value Fund

DOMESTIC EQUITY GROWTH AND INCOME FUNDS
    ING Equity and Bond Fund
    ING Convertible Fund
    ING Real Estate Fund
    ING Balanced Fund
    ING Growth and Income Fund

FIXED INCOME FUNDS
    ING Bond Fund
    ING Classic Money Market Fund*
    ING Government Fund
    ING GNMA Income Fund
    ING High Yield Opportunity Fund
    ING High Yield Bond Fund
    ING Intermediate Bond Fund
    ING Lexington Money Market Trust*
    ING National Tax Exempt Bond Fund
    ING Money Market Fund*
    ING Aeltus Money Market Fund*
    ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
    ING Strategic Allocation Growth Fund
    ING Strategic Allocation Balanced Fund
    ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUND
    ING Prime Rate Trust
    ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money. The Form N-PX (Proxy Voting Record) will be available without charge, upon request, by calling 800-992-0180 on or about August 31, 2004; and on the fund's website at www.ingfunds.com; and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]

                                                             FIABCSAR0903-112803

SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT


SEPTEMBER 30, 2003

CLASSES I AND Q

FIXED INCOME FUNDS

ING GNMA INCOME FUND
ING HIGH YIELD OPPORTUNITY FUND
ING INTERMEDIATE BOND FUND
ING STRATEGIC BOND FUND


[GRAPHIC]


[ING FUNDS LOGO]

                                TABLE OF CONTENTS

       President's Letter                                              1

       Market Perspective                                              3

       Portfolio Managers' Reports                                     4

       Index Descriptions                                             12

       Statements of Assets and Liabilities                           13

       Statements of Operations                                       15

       Statements of Changes in Net Assets                            16

       Financial Highlights                                           20

       Notes to Financial Statements                                  24

       Portfolios of Investments                                      36

       Shareholder Meeting Information                                55

       Trustee and Officer Information                                56

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a half a year can make. When writing my last letter to our shareholders -- six months ago -- it was hard to escape the sense of anxiety that many investors everywhere were experiencing. Now, less than a year later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism nonetheless.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence continue. A year ago, there was much uncertainty regarding the prospect of war. Now, much of that uncertainty is behind us. Although many questions remain about the U.S.'s future role in Iraq, the speed at which Baghdad fell was unprecedented and it brought a sense of calm to many investors and triggered a positive impact on equities markets, which reacted to the news with steady growth during the summer months. And while mortgage and treasury-related sectors may have suffered in the blossoming equity market, high-yield, floating-rate loan and convertible markets remain strong enough to attract investors still squeamish about stocks.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds.

In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

ING Funds believes that mutual funds are an important vehicle for individual investors, because mutual funds provide the opportunity for investment in professionally managed and monitored, diversified portfolios. As such, we consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
November 15, 2003

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                         MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2003

This was a remarkable six months for the world's financial markets. The quick end to major conflict in Iraq meant that risk premia(1) could and did decline across all major asset classes. Equities and the riskier sectors of the fixed income markets soared. The less risky parts of the bond market went on a wild ride and ended up not very far from where they started.

In the FIXED INCOME MARKETS, post-war relief predictably reduced the risk premia in high yield bonds. They are, after all, high yield because there is significant chance that investors won't get their principal back. A more stable business environment reduces that risk. The Credit Suisse First Boston (CSFB) High Yield Bond Index gained 13.1% during the six months ended September 30th. Less risky bonds did not perform as well. The Lehman Brothers U.S. Credit Index, measuring returns on investment grade bonds, rose by 4.7%, while as a whole government bonds were hard pressed to return their coupons. The Lehman Brothers Government Bond Index rose just 1.7%. This, however, conceals the tumult in high-grade bond markets during the period, when almost stock-like volatility was seen. Much of this can be attributed to Federal Reserve Board's Federal Open Market Committee ("FOMC" or the "Fed") Chairman Alan Greenspan. In May, he moved markets by saying that the risk of deflation was small but that the Federal Reserve might even buy bonds to forestall it, and that a second half recovery was expected. This sent Treasury yields to decades-long low levels, even as stocks continued their advance. The ten-year Treasury yield had started April at 3.82%. It sank to 3.10% on June 13th. Bond yields had already come off their low points when the FOMC disappointed markets on June 25th by reducing the Fed Funds rate by only 1/4%. But, in mid-July, when Greenspan appeared to downplay the likelihood that the FOMC would buy bonds after all and presented a sanguine view of the economy, bond yields started to soar. Bond markets stabilized in August as it became clear that the slump of the previous month had been overdone. The ten-year Treasury yield peaked at 4.60%. Then in September, as new doubts emerged about the strength of the U.S. recovery, and supported by massive Treasury purchases from abroad, bonds recovered most of what they had lost. By the end of the period, stressed investors in the ten-year Treasury could reflect that for all that volatility, the yield on September 30th was 3.94%; just 12 basis points above the rate on March 31st. And, if they sought a quieter life in Treasury Bills, the price of the three-month T-Bill at September 30th was the not-so-princely yield of 0.94% per annum.

World EQUITY MARKETS had their best six months in years. Global equities, as measured by the Morgan Stanley Capital International (MSCI) World Index, jumped 22.7%. In the U.S., the Standard & Poors (S&P) 500 Index rose 18.5%. In tune with the theme of shrinking risk premia, small cap stocks did much better than mid cap stocks which in turn substantially outperformed large cap stocks. To justify this there were increasingly encouraging signs. Second quarter Gross Domestic Product (GDP) growth estimates were revised up to 3.3%, within which corporate profits from current production rose 14.3% from the same quarter in 2002. Spending on equipment and software, a proxy for business investment, rose by 8.3% (quarter over quarter at an annualized rate). Productivity growth was estimated at the remarkable rate of 6.8%. And yet where were the jobs? The September unemployment report showed another 93,000 decline in payrolls. The nagging concern is that while growth, strong productivity and expanding profit margins are eminently desirable, without jobs growth the recovery must surely fade as consumers' incomes cannot rise fast enough to sustain it and those who have a job feel less secure and confident about spending.

In CURRENCIES, the euro and the yen advanced to levels against the dollar not seen in years, as the belief took hold that the U.S.'s burgeoning trade and budget deficits, both approaching 5% of GDP, were unsustainable.

----------
(1) Risk premium (plural -- "premia") is the expected additional return required by investors for securities that are perceived to be riskier than safer investments.

                 See accompanying index descriptions on page 12.

ING GNMA INCOME FUND                                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA and Roseann G. McCarthy, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING GNMA Income Fund (the "Fund") seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("Ginnie Mae", "GNMA") mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's class Q shares provided a total return of 1.44% compared to 1.18% for the Lehman Brothers Mortgage-Backed Securities Index ("Lehman Mortgage Index").

PORTFOLIO SPECIFICS: The Fund has a large percentage of its assets invested in call-protected, multi-family mortgages, and active duration management often gives the Fund exposure to thirty-year U.S. Treasury bonds. Accordingly, the Fund tends to be more sensitive to interest rate changes than other GNMA-oriented mutual funds. That was apparent in the results for the six months ended September 30th. From mid-April to mid-June, ten-year bond yields tumbled about 4% to 3.1%. This was actually bad news for most mortgage investors because borrowers increasingly refinanced their loans. These prepayments limited the appreciation of mortgage securities and reduced investment income. With our emphasis on securities with reduced call risk, the Fund outperformance continued. For the three months ended June 30th, the Fund out performed the Lehman Mortgage Index by forty basis points. The market, however, reversed quickly in late June when it became clear that the Federal Reserve wasn't going to support the bond market bubble. Yields started to climb and the ten-year U.S. Treasury bonds reached 4.6% by early September. Unfortunately, we added mortgage exposure in early July and despite our efforts to reduce interest rate sensitivity later in the quarter, we couldn't salvage the return. We under performed our benchmark by about twenty basis points in the three months ended September 30, 2003, and the losses would have been a lot worse except for a September bond rally. However, for the six month period as a whole we outperformed the benchmark, especially due to a September bond market rally.

MARKET OUTLOOK: Bond price volatility increased during the September quarter. Mortgage investors accounted for some of the increase as they bought and sold U.S. Treasury securities to offset the swings in portfolio maturity caused by changes in prepayments. However, investors also were reacting to uncertainties regarding the pace of economic expansion, the value of the U.S. dollar, and the massive increase in the Federal budget deficit. These will likely remain concerns in the coming months. So, we anticipate continued wide price swings for bonds; this will create both risks and opportunities. The Fund closed the quarter with 6.5% of its assets in short-term U.S. Treasury securities. If yields spike higher and investor sentiment for fixed income securities weakens, we will likely use that liquidity to purchase longer-term bonds and increase the interest rate sensitivity of the portfolio. And this process will likely be reversed if the market rallies. We do not anticipate any significant trend toward either higher or lower yields developing during the next six months. Caution, flexibility, and liquidity may be the keys to good relative performance in such a trendless, volatile market, and your Fund appears to be properly positioned for this environment.

Portfolio Managers' Report                                ING GNMA INCOME FUND

                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                         FOR THE PERIODS ENDED SEPTEMBER 30, 2003
                                                ----------------------------------------------------------
                                                                   SINCE INCEPTION         SINCE INCEPTION
                                                                     OF CLASS I              OF CLASS Q
                                                1 YEAR                01/07/02                02/26/01
                                                ------             ---------------         ---------------
         Class I                                 3.14%                 7.31%                      --
         Class Q                                 2.88%                   --                     7.00%
         Lehman Brothers Mortgage-Backed
           Securities Index                      3.50%                 6.17%(1)                 6.50%(2)

The table above illustrates the total return of ING GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(1) Since inception performance for index is shown from 01/01/02.

(2) Since inception performance for index is shown from 03/01/01.

PRINCIPAL RISK FACTOR(S): The market value of the Fund's portfolio securities and the Fund's shares are neither insured or guaranteed by the U.S. Government. GNMA certificates in the Fund's portfolio are subject to early prepayment. Net Asset Value and Yield fluctuate. The value of the Fund's investment may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more voatile then debt securities with shorter durations. Although FNMA and FHLMC are government sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities.

                 See accompanying index descriptions on page 12.

ING HIGH YIELD OPPORTUNITY FUND                       Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Greg Jacobs, CFA and Kurt Kringelis, CFA, CPA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING High Yield Opportunity Fund (the "Fund") seeks a high level of current income and capital growth primarily through investments in high yield (high risk) debt securities, which are commonly referred to as "Junk Bonds", including those in the lowest ratings.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's class Q shares provided a total return of 7.95% compared to 13.07% for the Credit Suisse First Boston High Yield Bond Index ("CSFB High Yield Bond Index").

PORTFOLIO SPECIFICS: The health of the high yield bond market is often dependent on factors generally associated with equity investments. Recent economic releases have demonstrated that consumers are willing to spend their tax relief, and massive mortgage refinancing continues to have a beneficial impact on disposable incomes. A number of monthly barometers have exceeded consensus forecasts recently. Despite decreasing job contraction and the pace of layoffs, many observers remain disquieted by the slow pace of recovery, the domestic unemployment picture and poor consumer confidence.

Returns for the Fund lagged the index over the last six months primarily due to the portfolio's conservative quality and sector positioning. Specifically, the Fund's underweight in CCC and lower grade securities, as well as its underweight in volatile sectors such as finance and utilities, contributed significantly to underperformance.

From a fundamental standpoint, we remain constructive on the high yield market. Issuers in general have been more focused on balance sheet maintenance than financing growth plans. Many companies have taken advantage of the strong market in 2003 to refinance debt and extend scheduled maturities. As a result, we have seen the annual default rate for the high yield market drop from over 10% a year to about 5% currently.

MARKET OUTLOOK: Notwithstanding the fundamental improvements and achieved returns, opportunities abound. We believe that current trends will continue over the next 6-12 months, causing further spread tightening across the market. The outlook for a stronger fourth calendar quarter is compelling especially with the consumer so willing to spend. The twin deficits -- federal and current account -- will remain challenges; and we are not optimistic on the dollar. An upward economic trajectory is becoming more apparent, but the slope and speed of improvement may be less than past recoveries.

As the fundamental environment improves, we expect that the high yield market will continue to reward risk takers, and we have added exposure to lower-rated, more volatile credits. However, we have not and will not deviate from our long-term investment philosophy of building a portfolio consisting of sound fundamental credits with solid balance sheets and improving operations. Consistent with our philosophy, we will continue to be conservatively positioned compared to the benchmark, though we have taken steps to bridge the risk gap between the Fund and the benchmark.

Portfolio Managers' Report                      ING HIGH YIELD OPPORTUNITY FUND

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                   FOR THE PERIODS ENDED SEPTEMBER 30, 2003
                                            --------------------------------------------------------
                                                                                     SINCE INCEPTION
                                                                                       OF CLASS Q
                                            1 YEAR                5 YEAR                03/27/98
                                            ------                ------             ---------------
         Class Q                            17.68%                 1.17%                  0.06%
         Credit Suisse First Boston
           High Yield Bond Index            28.05%                 5.81%                  4.30%(1)

The table above illustrates the total return of ING High Yield Opportunity Fund against the Credit Suisse First Boston High Yield Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 04/01/98.

PRINCIPAL RISK FACTOR(S): The Fund may be subject to more credit risk than other income funds because it invests in high yield (or junk bond) debt securities, which are considered predominately speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. High yield bonds carry particular market risks and may experience greater volatility and may be less liquid than higher quality investments. Foreign investing and emerging markets do pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more-established companies. The securities may have limited market stability and may be subject to more erratic market movements than securities of larger, more established companies or the market averages in general.

                 See accompanying index descriptions on page 12.

ING INTERMEDIATE BOND FUND                            Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by James B. Kauffmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its assets in investment grade debt securities.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's class I shares provided a total return of 2.86% compared to 2.35% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: Our investment process seeks to outperform the Lehman Brothers Aggregate Bond Index by emphasizing bond categories we believe are attractive in terms of relative value and by selecting specific bonds that we believe are the best opportunities in each category. Over the six-month period, we tended to favor bonds issued by corporations, for example industrial, financial and utility bonds, and also bonds supported by pools of mortgages on real estate of various kinds.

From March 31, 2003 through September 30, 2003 the bond market produced positive returns each month except June and July. The Fund generated its best return compared to the Index in April, primarily because corporate bonds were the best performing category, the Fund had an above-benchmark allocation to them, and the bonds we owned produced better returns than the average for the corporate bond sector.

After reaching forty-five year lows early in June, bond yields abruptly reversed direction and climbed over 100 basis points (based on the ten-year U.S. Treasury note), leaving July with the worst monthly decline in bond market values in several years.

In fact, July witnessed one of the worst bond routs in memory, and it was the only month in which the Fund did not outperform the Index. Hedging in the mortgage market, confusing announcements from the Federal Reserve Board, and positive economic releases together motivated investors to sell bonds and invest elsewhere. Our process seldom leads us to make major adjustments based on the outlook for interest rates. Accordingly, the Fund's modest underperformance in July, when rates climbed sharply, was solely due to the Fund's positioning in sectors and securities, and not a consequence of any attempt to forecast rates.

In the third calendar quarter overall, lower risk issues lagged behind as buyers scrambled to add yield and became more comfortable with the macro economic outlook. The bond groups we follow closely included, Agency bonds, which posted a -0.35% return relative to similar U.S. Treasuries, following a summer full of negative headlines, and mortgage-backed securities which sagged as well, -1.19% during the quarter. On the other hand, credit-sensitive bonds had positive excess returns, as risk aversion seemed to diminish. Industrials posted 0.89%, financials posted 0.68%, and, despite a massive power blackout in the northeast and mid-west, utilities were up 0.38% (all compared to similar U.S. Treasuries).

In general, the Fund benefited from a modest overweight to credit sensitive bonds -- especially lower rated issues. In particular, our investment in high yield bonds (issued by corporations judged to have relatively high credit risk) and emerging market debt (bonds issued in developing market countries) produced strong returns. Both sectors' returns are well into double digits calendar year-to-date, and enhanced the Fund's performance over the entire reporting period. Some deft trading in mortgage-backed securities and Agency bonds also added value.

MARKET OUTLOOK: We believe that tax cuts, reduced corporate borrowing costs, and negative real short rates are pushing the economy forward. Most domestic economic measures are improving with the exception of unemployment, and near-term prospects for inflationary problems remain muted. In our view, the outlook going forward is compelling, especially with the consumer so willing to spend. The twin deficits -- federal and current account -- will remain challenges; and we are not optimistic on the dollar. Tactically, we are overweight home and commercial mortgage-backed bonds, asset-backed securities, and longer-dated corporate bonds, as well as high yield and emerging market debt.

Portfolio Managers' Report                            ING INTERMEDIATE BOND FUND

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                       FOR THE PERIODS ENDED SEPTEMBER 30, 2003
                                                       ----------------------------------------
                                                                             SINCE INCEPTION
                                                          1 YEAR                01/08/02
                                                          ------             ---------------
         Class I                                           6.28%                  8.70%
         Lehman Brothers Aggregate Bond Index              5.41%                  8.00%(1)

The table above illustrates the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 01/01/02.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market, prepayment and interst rate risks. The value of an investment in the Fund is not guaranteed and will fluctuate. Higher yeilding bonds are subject to greater volatility and credit risks. The Fund invests in securities guaranteed by the U.S. Government as to timely payment of interest and principal, but Fund shares are not insured or guaranteed. Bonds have fixed principal and return if held to maturity, but may fluctuate in the interim. The principal risks of investing in the Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 12.

ING STRATEGIC BOND FUND                               Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of the Sub-Adviser's investment professionals led by James B. Kaufmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Strategic Bond Fund (the "Fund") seeks maximum total return by investing primarily in debt securities issued by U.S. and foreign entities, as well as U.S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated.

PERFORMANCE: For the six months ended September 30, 2003, the Fund's class Q shares provided a total return of 3.36% compared to the Lehman Brothers Aggregate Bond Index, which returned 2.35% for the same period.

PORTFOLIO SPECIFICS: Our investment process seeks to outperform the Lehman Brothers Aggregate Bond Index by emphasizing bond categories we believe are attractive in terms of relative value and by selecting specific bonds that we believe are the best opportunities in each category. Over the six-month period, we tended to favor bonds issued by corporations, for example industrial, financial and utility bonds, and also bonds supported by pools of mortgages on real estate of various kinds.

From March 31, 2003 through September 30, 2003 the bond market produced positive returns each month except June and July. The Fund generated its best return compared to the Index in April, primarily because corporate bonds were the best performing category, the Fund had an above-benchmark allocation to them, and the bonds we owned produced better returns than the average for the corporate bond sector.

After reaching forty-five year lows early in June, bond yields abruptly reversed direction and climbed over 100 basis points (based on the ten-year U.S. Treasury note), leaving July with the worst monthly decline in bond market values in several years.

In fact, July witnessed one of the worst bond routs in memory, and it was the only month in which the Fund did not outperform the Index. Hedging in the mortgage market, confusing announcements from the Federal Reserve Board, and positive economic releases together motivated investors to sell bonds and invest elsewhere. Our process seldom leads us to make major adjustments based on the outlook for interest rates. Accordingly, the Fund's modest underperformance in July, when rates climbed sharply, was solely due to the Fund's positioning in sectors and securities, and not a consequence of any attempt to forecast rates.

In the third calendar quarter overall, lower-risk issues lagged behind as buyers scrambled to add yield and became more comfortable with the macro economic outlook. The bond groups we follow closely, Agency bonds, posted a -0.35% return relative to similar U.S. Treasuries, which following a summer full of negative headlines, and mortgage-backed securities which sagged as well, -1.19% during the quarter. On the other hand, credit-sensitive bonds had positive excess returns, as risk aversion seemed to diminish. Industrials posted 0.89%, financials posted 0.68%, and despite a massive power blackout in the northeast and mid-west, utilities were up 0.38% (all compared to similar U.S. Treasuries).

In general, the Fund benefited from a modest overweight to credit sensitive bonds -- especially lower rated issues. In particular, our investment in high yield bonds (issued by corporations judged to have relatively high credit risk) and emerging market debt (bonds issued in developing market countries) produced strong returns. Both sectors' returns are well into double digits calendar year-to-date, and enhanced the portfolio's performance over the entire reporting period. Some deft trading in mortgage-backed securities and Agency bonds also added value.

MARKET OUTLOOK: We believe that tax cuts, reduced corporate borrowing costs, and negative real short rates are pushing the economy forward. Most domestic economic measures are improving with the exception of unemployment, and near-term prospects for inflationary problems remain muted. In our view, the outlook going forward is compelling, especially with the consumer so willing to spend. The twin deficits -- federal and current account -- will remain challenges; and we are not optimistic on the dollar. Tactically, we are overweight home and commercial mortgage-backed bonds, asset-backed securities, and longer-dated corporate bonds, as well as high yield and emerging market debt.

Portfolio Managers' Report                               ING STRATEGIC BOND FUND

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                       FOR THE PERIODS ENDED SEPTEMBER 30, 2003
                                                       ----------------------------------------
                                                                               SINCE INCEPTION
                                                       1 YEAR      5 YEAR          7/27/98
                                                       ------      ------      ---------------
         Class Q                                        8.11%       3.88%          4.22%
         Lehman Brothers Aggregate Bond Index           5.41%       6.63%          7.22%(1)

The table above illustrates the total return of ING Strategic Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 08/01/98.

PRINCIPAL RISK FACTOR(S): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foriegn currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments. High yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a secruity at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 12.

                               INDEX DESCRIPTIONS

THE CREDIT SUISSE FIRST BOSTON HIGH YIELD BOND INDEX serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

THE LEHMAN BROTHERS GOVERNMENT BOND INDEX is an index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and the 20+ Year Treasury Index.

THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

THE LEHMAN BROTHERS U.S. CREDIT INDEX includes investment grade bonds issued by corporations and non-corporate entities.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

THE STANDARD & POORS 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

    STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2003 (Unaudited)

                                                                              ING                   ING                  ING
                                                         ING               HIGH YIELD           INTERMEDIATE          STRATEGIC
                                                     GNMA INCOME           OPPORTUNITY              BOND                 BOND
                                                        FUND                  FUND                  FUND                 FUND
                                                   --------------        --------------        --------------       --------------
ASSETS:
Investments in securities at value*                $  843,124,561        $  299,092,061        $  373,571,405       $   44,959,770
Short-term investments at amortized cost                       --             7,261,000            12,634,000            9,050,000
Cash                                                      404,959               778,977                    --                7,237
Receivables:
     Investment securities sold                                --               640,575            43,744,094            5,502,122
     Fund shares sold                                     517,672               212,115             1,071,712               27,279
     Dividends and interest                             3,915,629             7,498,567             2,364,897              357,341
Other investments                                              --            82,978,167            71,635,383            7,753,044
Prepaid expenses                                           69,256                69,998                32,882               34,898
Reimbursement due from manager                                 --                    --                 2,005                2,789
                                                   --------------        --------------        --------------       --------------
         Total assets                                 848,032,077        $  398,531,460        $  505,056,378       $   67,694,480
                                                   --------------        --------------        --------------       --------------
LIABILITIES:
Payable for investment securities purchased             1,040,827             1,406,650           101,369,045           12,700,783
Payable for fund shares redeemed                          413,821             1,173,772               358,494               64,181
Income distribution payable                                    --             1,421,474               786,367                   --
Payable upon return of securities loaned                       --            82,978,167            71,635,383            7,753,044
Payable to affiliates                                     715,354               409,318               303,946               39,969
Payable to custodian                                           --                    --               155,520                   --
Payable for trustee fees                                   47,233                12,838                 1,013                5,635
Other accrued expenses and liabilities                    539,660               363,632               136,126              165,080
                                                   --------------        --------------        --------------       --------------
         Total liabilities                              2,756,895            87,765,851           174,745,894           20,728,692
                                                   --------------        --------------        --------------       --------------
NET ASSETS                                         $  845,275,182        $  310,765,609        $  330,310,484       $   46,965,788
                                                   ==============        ==============        ==============       ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                    $  822,679,957        $  780,359,904        $  321,181,852       $   57,414,336
Undistributed net investment income
   (accumulated net investment loss)                    4,995,837            (6,382,367)              390,371             (108,578)
Accumulated net realized gain (loss) on
   investments and foreign currencies                 (14,898,286)         (431,430,648)            3,823,574          (10,786,814)
Net unrealized appreciation (depreciation) of
   investments and foreign currencies                  32,497,674           (31,781,280)            4,914,687              446,844
                                                   --------------        --------------        --------------       --------------
NET ASSETS                                         $  845,275,182        $  310,765,609        $  330,310,484       $   46,965,788
                                                   ==============        ==============        ==============       ==============
  * Cost of securities                             $  810,626,887        $  330,873,783        $  368,656,718       $   44,512,926

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2003 (Unaudited)

                                                                              ING                   ING                  ING
                                                         ING               HIGH YIELD           INTERMEDIATE          STRATEGIC
                                                     GNMA INCOME           OPPORTUNITY              BOND                 BOND
                                                        FUND                  FUND                  FUND                 FUND
                                                   --------------        --------------        --------------       --------------
CLASS A:
Net Assets                                         $  615,775,686        $   90,696,180        $  184,329,456       $   30,255,617
Shares authorized                                       unlimited             unlimited             unlimited            unlimited
Par value                                          $        0.001        $        0.001        $        0.001       $        0.001
Shares outstanding                                     69,121,800            13,137,554            17,351,942            2,669,979
Net asset value and redemption price per share     $         8.91        $         6.90        $        10.62       $        11.33
Maximum offering price per share (4.75%)(1)        $         9.35        $         7.24        $        11.15       $        11.90

CLASS B:
Net Assets                                         $  142,380,380        $  191,575,361        $   66,223,305       $   13,144,211
Shares authorized                                       unlimited             unlimited             unlimited            unlimited
Par value                                          $        0.001        $        0.001        $        0.001       $        0.001
Shares outstanding                                     16,055,457            27,597,254             6,245,459            1,190,974
Net asset value and redemption price per share(2)  $         8.87        $         6.94        $        10.60       $        11.04
Maximum offering price per share                   $         8.87        $         6.94        $        10.60       $        11.04

CLASS C:
Net Assets                                         $   78,337,481        $   25,114,873        $   65,973,569       $    3,470,322
Shares authorized                                       unlimited             unlimited             unlimited            unlimited
Par value                                          $        0.001        $        0.001        $        0.001       $        0.001
Shares outstanding                                      8,823,856             3,620,176             6,217,644              298,567
Net asset value and redemption price per share(2)  $         8.88        $         6.94        $        10.61       $        11.62
Maximum offering price per share                   $         8.88        $         6.94        $        10.61       $        11.62

CLASS I:
Net Assets                                         $    8,190,350                   n/a        $   13,784,154                  n/a
Shares authorized                                       unlimited                   n/a             unlimited                  n/a
Par value                                          $        0.001                   n/a        $        0.001                  n/a
Shares outstanding                                        918,588                   n/a             1,297,446                  n/a
Net asset value and redemption price per share     $         8.92                   n/a        $        10.62                  n/a
Maximum offering price per share                   $         8.92                   n/a        $        10.62                  n/a

CLASS M:
Net Assets                                         $      438,450        $    3,216,991                   n/a                  n/a
Shares authorized                                       unlimited             unlimited                   n/a                  n/a
Par value                                          $        0.001        $        0.001                   n/a                  n/a
Shares outstanding                                         49,156               466,367                   n/a                  n/a
Net asset value and redemption price per share     $         8.92        $         6.90                   n/a                  n/a
Maximum offering price per share (3.25%)(3)        $         9.22        $         7.13                   n/a                  n/a

CLASS Q:
Net Assets                                         $      152,835        $      162,204                   n/a       $       95,638
Shares authorized                                       unlimited             unlimited                   n/a            unlimited
Par value                                          $        0.001        $        0.001                   n/a       $        0.001
Shares outstanding                                         17,139                23,429                   n/a                8,952
Net asset value and redemption price per share     $         8.92        $         6.92                   n/a       $        10.68
Maximum offering price per share                   $         8.92        $         6.92                   n/a       $        10.68

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2003 (Unaudited)

                                                                              ING                   ING                  ING
                                                         ING               HIGH YIELD           INTERMEDIATE          STRATEGIC
                                                     GNMA INCOME           OPPORTUNITY              BOND                 BOND
                                                       FUND(1)               FUND(1)                FUND                 FUND
                                                   --------------        --------------        --------------       --------------
INVESTMENT INCOME:
Dividends                                          $           --        $      166,163        $        7,072       $       14,434*
Interest                                               25,464,540            13,178,984             6,583,738            1,250,177
Securities lending income                                 116,805                12,889                10,211                1,240
                                                   --------------        --------------        --------------       --------------
     Total investment income                           25,581,345            13,358,036             6,601,021            1,265,851
                                                   --------------        --------------        --------------       --------------
EXPENSES:
Investment management fees                              2,159,348               997,546               784,868              109,522
Distribution and service fees:
     Class A                                              809,912               184,934               301,498               54,042
     Class B                                              744,711               973,705               328,762               51,632
     Class C                                              430,468               131,865               307,873               14,783
     Class M                                                3,154                12,457                    --                   --
     Class Q                                                  220                   934                    --                  119
     Class T                                                6,436                 5,355                    --                   --
Transfer agent fees:
     Class A                                              369,169                88,597               132,390               36,580
     Class B                                               86,228               160,226                50,572               16,316
     Class C                                               49,841                21,646                47,497                4,671
     Class I                                                2,112                    --                   226                   --
     Class M                                                  493                 1,300                    --                   --
     Class Q                                                   46                   194                    --                   24
     Class T                                                1,947                 1,697                    --                   --
Administrative service fees                               446,081               166,445               156,972               24,354
Shareholder reporting expense                             126,710                91,613                22,331               11,644
Registration fees                                          71,133                50,085                26,722               29,915
Professional fees                                          64,263                81,478                16,080                6,792
Custody and accounting expense                             85,886                30,515                40,251                5,940
Trustee fees                                               18,856                 5,686                 1,607                1,716
Insurance expense                                           7,644                 3,953                   925                  565
Miscellaneous expense                                       9,461                 5,911                 1,998                  355
                                                   --------------        --------------        --------------       --------------
     Total expenses                                     5,494,119             3,016,142             2,220,572              368,970
                                                   --------------        --------------        --------------       --------------
Less:
     Net waived and reimbursed fees                            --                94,043                85,791               52,817
                                                   --------------        --------------        --------------       --------------
     Net expenses                                       5,494,119             2,922,099             2,134,781              316,153
                                                   --------------        --------------        --------------       --------------
Net investment income                                  20,087,226            10,435,937             4,466,240              949,698
                                                   --------------        --------------        --------------       --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FOREIGN CURRENCIES AND
   FUTURES:
Net realized gain (loss) on:
     Investments                                          958,028            (5,673,866)            1,863,310            1,405,950
     Foreign currencies                                        --                    --                11,870                   --
     Futures                                                   --                    --              (916,783)                  --
                                                   --------------        --------------        --------------       --------------
         Net realized gain (loss) on investments
           and foreign currencies                         958,028            (5,673,866)              958,397            1,405,950
                                                   --------------        --------------        --------------       --------------
Net change in unrealized appreciation
  (depreciation) on Investments                       (10,656,605)           20,471,526             1,563,727             (829,192)
                                                   --------------        --------------        --------------       --------------
Net realized and unrealized gain (loss) on
  investments, foreign currencies and futures          (9,698,577)           14,797,660             2,522,124              576,758
                                                   --------------        --------------        --------------       --------------
INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      $   10,388,649        $   25,233,597        $    6,988,364       $    1,526,456
                                                   ==============        ==============        ==============       ==============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio.

* Dividends from investment in mutual fund(s) that are within the ING Family of Funds.

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                           ING GNMA INCOME FUND
                                                                                   -------------------------------------
                                                                                     SIX MONTHS                YEAR
                                                                                       ENDED                   ENDED
                                                                                    SEPTEMBER 30,            MARCH 31,
                                                                                       2003(1)                 2003
                                                                                   --------------         --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                              $   20,087,226         $   36,889,960
Net realized gain on investments                                                          958,028              5,042,643
Net change in unrealized appreciation (depreciation) of investments                   (10,656,605)            34,018,750
                                                                                   --------------         --------------
Net increase in net assets resulting from operations                                   10,388,649             75,951,353
                                                                                   --------------         --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                                           (15,571,568)           (29,495,907)
    Class B                                                                            (3,051,558)            (4,693,328)
    Class C                                                                            (1,758,472)            (2,537,958)
    Class I                                                                              (207,999)              (220,288)
    Class M                                                                               (18,709)               (40,111)
    Class Q                                                                                (4,291)               (10,700)
    Class T                                                                              (101,868)              (469,273)
                                                                                   --------------         --------------
Total distributions                                                                   (20,714,465)           (37,467,565)
                                                                                   --------------         --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      198,548,726            821,729,875
Dividends reinvested                                                                   13,884,174             30,193,127
                                                                                   --------------         --------------
                                                                                      212,432,900            851,923,002
Cost of shares redeemed                                                              (279,591,762)          (633,633,432)
                                                                                   --------------         --------------
Net increase (decrease) in net asset resulting from capital share transactions        (67,158,862)           218,289,570
                                                                                   --------------         --------------
Net increase (decrease) in net assets                                                 (77,484,678)           256,773,358

NET ASSETS:
Net assets, beginning of period                                                       922,759,860            665,986,502
                                                                                   --------------         --------------
Net assets, end of period                                                          $  845,275,182         $  922,759,860
                                                                                   ==============         ==============
Undistributed net investment income                                                $    4,995,837         $    5,623,076
                                                                                   ==============         ==============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio.

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                      ING HIGH YIELD OPPORTUNITY FUND
                                                                                   -------------------------------------
                                                                                     SIX MONTHS                YEAR
                                                                                       ENDED                   ENDED
                                                                                    SEPTEMBER 30,            MARCH 31,
                                                                                       2003(1)                 2003
                                                                                   --------------         --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                              $   10,435,937         $   30,457,234
Net realized loss on investments and foreign currencies                                (5,673,866)           (96,633,896)
Net change in unrealized appreciation of investments and foreign currencies            20,471,526             56,996,543
                                                                                   --------------         --------------
Net increase (decrease) in net assets resulting from operations                        25,233,597             (9,180,119)
                                                                                   --------------         --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                                            (4,317,058)            (9,456,286)
    Class B                                                                            (7,216,672)           (21,289,988)
    Class C                                                                              (981,907)            (2,702,939)
    Class M                                                                              (127,743)              (371,212)
    Class Q                                                                               (32,884)              (155,515)
    Class T                                                                               (77,747)              (768,604)
                                                                                   --------------         --------------
Total distributions                                                                   (12,754,011)           (34,744,544)
                                                                                   --------------         --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      160,250,385            133,859,674
Net proceeds from shares issued in merger                                                      --            165,224,943
Dividends reinvested                                                                    4,112,746             12,333,581
                                                                                   --------------         --------------
                                                                                      164,363,131            311,418,198
Cost of shares redeemed                                                              (195,711,533)          (171,385,626)
                                                                                   --------------         --------------
Net increase (decrease) in net asset resulting from capital share transactions        (31,348,402)           140,032,572
                                                                                   --------------         --------------
Net increase (decrease) in net assets                                                 (18,868,816)            96,107,909

NET ASSETS:
Net assets, beginning of period                                                       329,634,425            233,526,516
                                                                                   --------------         --------------
Net assets, end of period                                                          $  310,765,609         $  329,634,425
                                                                                   ==============         ==============
Accumulated net investment loss                                                    $   (6,382,367)        $   (4,064,293)
                                                                                   ==============         ==============

----------
(1) Effective June 2, 2003, Class "T" Shares converted into the corresponding "A" Shares within this portfolio.

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                         ING INTERMEDIATE BOND FUND
                                                                                   -------------------------------------
                                                                                     SIX MONTHS                YEAR
                                                                                       ENDED                   ENDED
                                                                                    SEPTEMBER 30,            MARCH 31,
                                                                                        2003                   2003
                                                                                   --------------         --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                              $    4,466,240         $    4,368,653
Net realized gain on investments                                                          958,397              6,354,721
Net change in unrealized appreciation of investments                                    1,563,727              3,644,655
                                                                                   --------------         --------------
Net increase in net assets resulting from operations                                    6,988,364             14,368,029
                                                                                   --------------         --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                                            (2,687,394)            (2,646,393)
    Class B                                                                              (787,682)              (883,176)
    Class C                                                                              (734,231)              (640,872)
    Class I                                                                              (268,643)              (477,266)
Net realized gain from investments:
    Class A                                                                                    --             (1,231,072)
    Class B                                                                                    --               (615,852)
    Class C                                                                                    --               (439,608)
    Class I                                                                                    --               (189,306)
                                                                                   --------------         --------------
Total distributions                                                                    (4,477,950)            (7,123,545)
                                                                                   --------------         --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      169,029,601            332,254,935
Dividends reinvested                                                                    2,368,595              5,172,910
                                                                                   --------------         --------------
                                                                                      171,398,196            337,427,845
Cost of shares redeemed                                                              (119,816,449)          (137,354,984)
                                                                                   --------------         --------------
Net increase in net asset resulting from capital share transactions                    51,581,747            200,072,861
                                                                                   --------------         --------------
Net increase in net assets                                                             54,092,161            207,317,345

NET ASSETS:
Net assets, beginning of period                                                       276,218,323             68,900,978
                                                                                   --------------         --------------
Net assets, end of period                                                          $  330,310,484         $  276,218,323
                                                                                   ==============         ==============
Undistributed net investment income                                                $      390,371         $      402,081
                                                                                   ==============         ==============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                          ING STRATEGIC BOND FUND
                                                                                   -------------------------------------
                                                                                     SIX MONTHS                YEAR
                                                                                       ENDED                   ENDED
                                                                                    SEPTEMBER 30,            MARCH 31,
                                                                                        2003                   2003
                                                                                   --------------         --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                              $      949,698         $    2,452,863
Net realized gain (loss) on investments and foreign currencies                          1,405,950             (1,656,314)
Net change in unrealized appreciation (depreciation) of investments
   and foreign currencies                                                                (829,192)             3,254,804
                                                                                   --------------         --------------
Net increase in net assets resulting from operations                                    1,526,456              4,051,353
                                                                                   --------------         --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A                                                                              (741,219)            (1,899,039)
    Class B                                                                              (305,178)              (676,354)
    Class C                                                                               (80,738)              (238,634)
    Class Q                                                                                (2,596)               (13,330)
                                                                                   --------------         --------------
Total distributions                                                                    (1,129,731)            (2,827,357)
                                                                                   --------------         --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                       29,822,446             47,353,582
Dividends reinvested                                                                      555,178              2,080,078
                                                                                   --------------         --------------
                                                                                       30,377,624             49,433,660
Cost of shares redeemed                                                               (33,193,802)           (52,572,135)
                                                                                   --------------         --------------
Net decrease in net asset resulting from capital share transactions                    (2,816,178)            (3,138,475)
                                                                                   --------------         --------------
Net decrease in net assets                                                             (2,419,453)            (1,914,479)

NET ASSETS:
Net assets, beginning of period                                                        49,385,241             51,299,720
                                                                                   --------------         --------------
Net assets, end of period                                                          $   46,965,788         $   49,385,241
                                                                                   ==============         ==============
Undistributed net investment income (accumulated net investment loss)              $     (108,578)        $       71,455
                                                                                   ==============         ==============

                 See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (UNAUDITED)                            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                          CLASS I                                     CLASS Q
                                            ------------------------------------  -------------------------------------------------
                                             SIX MONTHS      YEAR     JANUARY 7,   SIX MONTHS      YEAR       YEAR     FEBRUARY 26,
                                                ENDED        ENDED    2002(2) TO      ENDED        ENDED      ENDED     2001(2) TO
                                            SEPTEMBER 30,  MARCH 31,  MARCH 31,   SEPTEMBER 30,  MARCH 31,  MARCH 31,   MARCH 31,
                                               2003(1)       2003       2002         2003(1)       2003       2002        2001
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        9.01       8.54        8.61           9.01       8.54       8.63       8.51
 Income (loss) from investment operations:
 Net investment income                      $        0.21       0.44        0.10           0.22       0.44       0.39       0.04
 Net realized and unrealized gain (loss)
   on investments                           $       (0.07)      0.50       (0.10)         (0.09)      0.47      (0.01)      0.08
 Total from investment operations           $        0.14       0.94        0.00           0.13       0.91       0.38       0.12
 Less distributions from:
 Net investment income                      $        0.23       0.47        0.07           0.22       0.44       0.47         --
 Total distributions                        $        0.23       0.47        0.07           0.22       0.44       0.47         --
 Net asset value, end of period             $        8.92       9.01        8.54           8.92       9.01       8.54       8.63
 TOTAL RETURN(3)                            %        1.57      11.18        0.04           1.44      10.90       4.50       1.41

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $       8,190      6,946       1,615            153        183        204        476
 Ratios to average net assets:
 Expenses(4)                                %        0.72       0.78        0.88           0.97       1.04       1.12       1.14
 Net investment income(4)                   %        4.96       5.00        5.83           4.75       4.89       5.35       5.42
 Portfolio turnover rate                    %         101         75          76            101         75         76         33

(1) Effective August 1, 2003, ING Investments, LLC appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2)  Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

ING HIGH YIELD OPPORTUNITY FUND (UNAUDITED)                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS Q
                                            -------------------------------------------------------------------------------------
                                             SIX MONTHS      YEAR        YEAR      NINE MONTHS   YEAR     THREE MONTHS    YEAR
                                                ENDED        ENDED       ENDED        ENDED      ENDED       ENDED        ENDED
                                            SEPTEMBER 30,  MARCH 31,   MARCH 31,    MARCH 31,   JUNE 30,    JUNE 30,    MARCH 31,
                                               2003(1)       2003        2002        2001(2)      2000       1999(3)      1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        6.68       7.54        8.71         10.82    11.59       11.68         12.72
 Income (loss) from investment operations:
 Net investment income                      $        0.34       0.57        0.78          0.83     1.20        0.30          1.16
 Net realized and unrealized gain (loss)
   on investments                           $        0.21      (0.62)      (0.94)        (2.07)   (0.76)      (0.11)        (1.01)
 Total from investment operations           $        0.55      (0.05)      (0.16)        (1.24)    0.44        0.19          0.15
 Less distributions from:
 Net investment income                      $        0.31       0.81        1.01          0.87     1.21        0.28          1.19
 Total distributions                        $        0.31       0.81        1.01          0.87     1.21        0.28          1.19
 Net asset value, end of period             $        6.92       6.68        7.54          8.71    10.82       11.59         11.68
 TOTAL RETURN(4)                            %        7.95      (0.29)      (1.56)       (11.80)    4.04        1.63          1.40

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $         162        912       1,660         3,041    6,882       3,229         6,502
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(5)(6)                      %        1.09       0.86        0.93          1.00     1.08        0.90          0.87
 Gross expenses prior to expense
   reimbursement(5)                         %        1.14       1.21        1.20          1.22     1.27        1.17          1.28
 Net investment income after
   expense reimbursement(5)(6)              %        7.20      10.87       11.33         11.28    10.73        9.88         10.01
 Portfolio turnover rate                    %          70        131         102           113      113          44           242

(1) Effective August 1, 2003, ING Investments, LLC appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund and the Fund changed its year end to June 30.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Adviser agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING INTERMEDIATE BOND FUND (UNAUDITED)                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                                  CLASS I
                                                                                  ------------------------------------
                                                                                   SIX MONTHS      YEAR     JANUARY 8,
                                                                                     ENDED         ENDED    2002(2) TO
                                                                                  SEPTEMBER 30,  MARCH 31,   MARCH 31,
                                                                                     2003(1)       2003        2002
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                             $      10.51      9.91          9.99
 Income (loss) from investment operations:
 Net investment income                                                            $       0.19      0.39          0.11
 Net realized and unrealized gain (loss) on investments                           $       0.11      0.76         (0.07)
 Total from investment operations                                                 $       0.30      1.15          0.04
 Less distributions from:
 Net investment income                                                            $       0.19      0.40          0.12
 Net realized gain on investments                                                 $         --      0.15            --
 Total distributions                                                              $       0.19      0.55          0.12
 Net asset value, end of period                                                   $      10.62     10.51          9.91
 TOTAL RETURN(3)                                                                  %       2.86     11.88          0.36

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                $     13,784    15,046         9,800
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                                   %       0.65      0.73          0.82
 Gross expenses prior to expense reimbursement(4)                                 %       0.65      0.73          0.90
 Net investment income after expense reimbursement(4)(5)                          %       3.56      3.70          0.05
 Portfolio turnover rate                                                          %        313       639         1,216*

(1) Effective September 2, 2003, Aeltus Investment Management, Inc., replaced ING Investment Management, LLC as the Sub-Adviser.

(2)  Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements.

ING STRATEGIC BOND FUND (UNAUDITED)                         FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS Q
                                            --------------------------------------------------------------------------------------
                                             SIX MONTHS      YEAR        YEAR      NINE MONTHS   YEAR     THREE MONTHS   JULY 27,
                                                ENDED        ENDED       ENDED        ENDED      ENDED       ENDED      1998(4) TO
                                            SEPTEMBER 30,  MARCH 31,   MARCH 31,    MARCH 31,   JUNE 30,    JUNE 30,     MARCH 31,
                                                2003(1)      2003        2002        2001(2)      2000       1999(3)       1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $     10.61      10.36       11.18        11.45       11.99       12.26       12.43
 Income (loss) from investment operations:
 Net investment income                      $      0.23       0.26        1.18         0.50        0.94        0.25        0.48
 Net realized and unrealized gain (loss)
   on investments                           $      0.12       0.63       (1.12)       (0.17)      (0.54)      (0.38)      (0.04)
 Total from investment operations           $      0.35       0.89        0.06         0.33        0.40       (0.13)       0.44
 Less distributions from:
 Net investment income                      $      0.28       0.64        0.88         0.60        0.94        0.14        0.50
 Net realized gain on investments           $        --         --          --           --          --          --        0.11
 Total distributions                        $      0.28       0.64        0.88         0.60        0.94        0.14        0.61
 Net asset value, end of period             $     10.68      10.61       10.36        11.18       11.45       11.99       12.26
 TOTAL RETURN(5)                            %      3.36       8.92        0.49         3.00        3.55        1.16        5.78

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $        96        115         101          236         228         171         314
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(6)(7)                      %      0.87       0.67        0.73         1.00        0.86        0.71        0.69
 Gross expenses prior to expense
   reimbursement(6)                         %      1.08       1.12        1.10         2.06        2.54        1.37        1.74
 Net investment income after
   expense reimbursement(6)(7)              %      4.32       5.21        7.12         7.17        7.79        6.07        6.03
 Portfolio turnover rate                    %       273        254         211          132         168          69         274

(1) Effective August 1, 2003, ING Investments, LLC appointed Aeltus Investment Management, Inc. as Sub-Adviser.

(2)  The Fund changed its fiscal year end to March 31.

(3) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund and the Fund changed its year end to June 30.

(4)  Commencement of operations.

(5) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(6)  Annualized for periods less than one year.

(7) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2003 (Unaudited)

NOTE 1 -- ORGANIZATION

ORGANIZATION. ING Funds Trust ("Trust") is a Delaware business trust registered as an open-end management investment company. The Trust was organized on July 30, 1998. It consists of nine separately managed series. Four of the funds in this report are: ING GNMA Income Fund ("GNMA Fund"), ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), ING Intermediate Bond Fund ("Intermediate Bond Fund") and ING Strategic Bond Fund ("Strategic Bond Fund").

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class R. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends and distributions are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in less than 60 days at the date of acquisition are valued at amortized cost, which approximates market value.

     At September 30, 2003, the Intermediate Bond Fund contained four securities for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $6,806,264 (this represents 2.46% of net assets) for the Intermediate Bond Fund. In addition, at September 30, 2003, the High Yield Opportunity Fund and the Strategic Bond Fund contained eleven and two securities, respectively, for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board. These securities had a total value of $2,616,819 (represents 0.79% of net assets) and $200 (represents 0.00% of net assets) for the High Yield Opportunity Fund and the Strategic Bond Fund, respectively.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government Securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Intermediate Bond Fund and High Yield Opportunity Fund declare and become ex-dividend daily and pay dividends monthly. GNMA Fund and Strategic Bond Fund declare and become ex-dividend monthly and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.

     Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund (except GNMA Fund) has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

J. OPTIONS CONTRACTS. Certain Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised.

     Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. GNMA Fund may not invest in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

M. DOLLAR ROLL TRANSACTIONS. Certain Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N. CONSTRUCTION LOAN SECURITIES (GNMA FUND). The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six-months ended September 30, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                      PURCHASES           SALES
                                   --------------    --------------
GNMA Fund                          $  878,195,136    $  970,238,719
High Yield Opportunity Fund           215,346,692       210,781,369
Intermediate Bond Fund                 95,272,259        84,959,962
Strategic Bond Fund                   113,834,958       110,653,954

U.S. Government securities not included above were as follows:

                                      PURCHASES          SALES
                                   --------------    --------------
GNMA Fund                          $  878,195,136    $  970,238,719
High Yield Opportunity Fund                    --                --
Intermediate Bond Fund                857,363,349       792,973,265
Strategic Bond Fund                    90,514,813        84,669,694

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

All the Funds included in this report have an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund -- 0.60% for the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for Intermediate Bond -- 0.50%; for Strategic Bond Fund -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Opportunity Fund -- 0.60%.

The fees payable to the Adviser were discounted for the Intermediate Bond Fund by 75% in the Fund's first year of operations, and by 50% in the Fund's second year of operations.

Effective August 1, 2003, ING Aeltus serves as Sub-Adviser to the GNMA Fund, High Yield Opportunity Fund and Strategic Bond Fund pursuant to a sub-advisory agreement between the Adviser and ING Aeltus.

Effective September 2, 2003, ING Aeltus serves as Sub-Adviser to Intermediate Bond Fund pursuant to a sub-advisory agreement between the Adviser and ING Aeltus.

Prior to September 2, 2003, ING Investment Management LLC (IIM), a registered investment advisor, served as Sub-Adviser to the Intermediate Bond Fund pursuant to a sub-advisory agreement between the Adviser and IIM.

ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the GNMA Fund, High Yield Opportunity Fund, Intermediate Bond Fund and Strategic Bond Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q
                    -------   -------   -------   -------   -------   -------
GNMA Fund            0.25%     1.00%     1.00%      N/A      0.75%     0.25%
High Yield
   Opportunity
   Fund              0.35%     1.00%     1.00%      N/A      0.75%     0.25%
Intermediate
   Bond Fund         0.35%     1.00%     1.00%      N/A       N/A       N/A
Strategic Bond
   Fund              0.35%     0.75%     0.75%      N/A       N/A      0.25%

The Distributor also receives the proceeds of initial sales charge paid by shareholders upon the purchase of Class A and Class M shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended September 30, 2003, the Distributor earned the following amounts in sales charges:

                                CLASS A    CLASS B   CLASS C    CLASS M
                                SHARES     SHARES    SHARES     SHARES
                               ---------   -------   --------   -------
Initial Sales Charges          $ 103,841     n/a          n/a    $ 54
Contingent Deferred Sales
   Charges                     $  54,098    $ --     $ 81,109     n/a

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2003 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                           ACCRUED                             ACCRUED
                         INVESTMENT          ACCRUED         SHAREHOLDER
                         MANAGEMENT      ADMINISTRATIVE      SERVICES AND
                            FEES              FEES         DISTRIBUTION FEES          TOTAL
                         ----------      --------------    -----------------       ------------
GNMA Fund                $   338,455        $  69,243         $    307,656         $    715,354
High Yield
   Opportunity
   Fund                      175,471           26,137              207,710              409,318
Intermediate
   Bond Fund                 132,659           26,531              144,756              303,946
Strategic Bond
   Fund                       17,291            3,842               18,836               39,969

At September 30, 2003, ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary of ING Groep N.V., held 8.2% and 37.5% of the shares outstanding of Intermediate Bond Fund and Strategic Bond Fund, respectively.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

A summary of the sales transactions during the six-months ended September 30, 2003, in which the issuer was part of the ING Family of Funds are presented below. There were no purchases during the period and no shares were held at September 30, 2003.

                                                        REALIZED
STRATEGIC BOND FUND:                 SALES           GAIN/(LOSS) ON
                            ----------------------     INVESTMENT
                             SHARES     PROCEEDS       SECURITIES
                            --------   -----------   --------------
High Yield Bond Fund         159,416   $ 1,321,563     $ (41,587)
High Yield
   Opportunity Fund          330,000     2,263,800        96,600
ING Prime Rate Trust         103,100       749,060        59,815

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, pursuant to written expense limitation agreements the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q
                    -------   -------   -------   -------   -------   -------
GNMA Fund            1.29%     2.04%     2.04%     1.04%     1.79%     1.29%
High Yield
   Opportunity
   Fund(1)           1.30%     1.95%     1.95%      N/A      1.70%     1.20%
Intermediate
   Bond Fund         1.15%     1.90%     1.90%     0.90%      N/A       N/A
Strategic Bond
   Fund(2)           1.15%     1.55%     1.55%      N/A       N/A      1.05%

----------
(1) Prior to April 1, 2003, the expense limitation rates for Class A, Class B, Class C, Class M, Class Q and Class T were 1.10%, 1.75%, 1.75%, 1.50%, 1.00% and 1.40% respectively.

(2) Prior to April 1, 2003, the expense limitation rates for Class A, Class B, Class C, and Class Q were 0.95%, 1.35%, 1.35% and 0.85% respectively.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

As of September 30, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

High Yield Opportunity Fund                        $  2,063,620
Intermediate Bond Fund                                  192,324
Strategic Bond Fund                                     553,521

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Fund, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities;
(2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At September 30, 2003, the Funds did not have any loans outstanding.

NOTE 9 -- CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

                                                CLASS A SHARES                 CLASS B SHARES               CLASS C SHARES
                                        ------------------------------  ----------------------------  ----------------------------
                                          SIX MONTHS         YEAR         SIX MONTHS       YEAR        SIX MONTHS         YEAR
                                             ENDED           ENDED           ENDED         ENDED          ENDED           ENDED
                                         SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,   MARCH 31,    SEPTEMBER 30,     MARCH 31,
                                             2003            2003            2003          2003           2003            2003
                                        --------------  --------------  -------------  -------------  -------------  -------------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                 17,395,145      73,137,649      2,527,512     10,383,663      2,474,742      8,354,803
Dividends reinvested                         1,501,244       2,826,216        215,858        323,671        120,278        181,211
Shares redeemed                            (23,811,381)    (64,721,314)    (3,487,921)    (3,236,075)    (3,576,955)    (3,100,664)
                                        --------------  --------------  -------------  -------------  -------------  -------------
Net increase (decrease) in shares
  outstanding                               (4,914,992)     11,242,551       (744,551)     7,471,259       (981,935)     5,435,350
                                        ==============  ==============  =============  =============  =============  =============

GNMA FUND ($)
Shares sold                             $  150,583,452  $  647,417,851  $  22,445,176  $  92,311,001  $  22,024,570  $  73,988,441
Dividends reinvested                        10,691,981      25,045,619      1,904,595      2,864,197      1,062,957      1,606,627
Shares redeemed                           (205,236,552)   (572,367,002)   (30,831,380)   (28,732,321)   (31,593,326)   (27,312,111)
                                        --------------  --------------  -------------  -------------  -------------  -------------
Net increase (decrease)                 $  (43,961,119) $  100,096,468  $  (6,481,609) $  66,442,877  $  (8,505,799) $  48,282,957
                                        ==============  ==============  =============  =============  =============  =============

                                                CLASS I SHARES                 CLASS M SHARES               CLASS Q SHARES
                                        ------------------------------  ----------------------------  ----------------------------
                                          SIX MONTHS         YEAR        SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                             ENDED           ENDED          ENDED          ENDED          ENDED          ENDED
                                         SEPTEMBER 30,     MARCH 31,    SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,    MARCH 31,
                                             2003            2003           2003           2003           2003           2003
                                        --------------  --------------  -------------  -------------  -------------  -------------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                    386,847         791,663          3,038         89,509             --         14,313
Dividends reinvested                            23,481          24,697          1,553          3,490            316            544
Shares redeemed                               (262,760)       (234,440)       (78,786)       (27,626)        (3,531)       (18,365)
                                        --------------  --------------  -------------  -------------  -------------  -------------
Net increase (decrease) in shares
  outstanding                                  147,568         581,920        (74,195)        65,373         (3,215)        (3,508)
                                        ==============  ==============  =============  =============  =============  =============

GNMA FUND ($)
Shares sold                             $    3,468,333  $    7,072,323  $      27,195  $     796,808  $          --  $     126,826
Dividends reinvested                           208,028         220,288         13,812         31,077          2,801          4,854
Shares redeemed                             (2,330,803)     (2,096,498)      (700,431)      (247,442)       (30,852)      (164,519)
                                        --------------  --------------  -------------  -------------  -------------  -------------
Net increase (decrease)                 $    1,345,558  $    5,196,113  $    (659,424) $     580,443  $     (28,051) $     (32,839)
                                        ==============  ==============  =============  =============  =============  =============

                                                 CLASS T SHARES
                                        ------------------------------
                                         SIX MONTHS          YEAR
                                            ENDED            ENDED
                                        SEPTEMBER 30,      MARCH 31,
                                           2003(1)           2003
                                        --------------  --------------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                         --           1,849
Dividends reinvested                                --          47,505
Shares redeemed                             (1,062,777)       (307,685)
                                        --------------  --------------
Net decrease in shares outstanding          (1,062,777)       (258,331)
                                        ==============  ==============

GNMA FUND ($)
Shares sold                                         --  $       16,625
Dividends reinvested                                --         420,465
Shares redeemed                         $   (8,868,418)     (2,713,539)
                                        --------------  --------------
Net decrease                            $   (8,868,418) $   (2,276,449)
                                        ==============  ==============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio.

                                                CLASS A SHARES                 CLASS B SHARES               CLASS C SHARES
                                        ------------------------------  ----------------------------  ----------------------------
                                          SIX MONTHS        YEAR         SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                             ENDED          ENDED           ENDED          ENDED          ENDED          ENDED
                                         SEPTEMBER 30,    MARCH 31,     SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,    MARCH 31,
                                             2003           2003            2003           2003           2003           2003
                                        --------------  --------------  -------------  -------------  -------------  -------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF
  SHARES)
Shares sold                                 12,907,896      16,263,300      1,577,065      2,298,165        919,640      1,076,535
Shares issued in merger                             --       6,407,106             --     14,095,676             --        590,240
Dividends reinvested                           215,038         585,206        317,552        993,995         48,732        136,259
Shares redeemed                            (15,240,303)    (15,075,372)    (3,072,209)    (7,674,507)    (1,258,019)    (1,167,865)
                                        --------------  --------------  -------------  -------------  -------------  -------------
Net increase (decrease) in shares
  outstanding                               (2,117,369)      8,180,240     (1,177,592)     9,713,329       (289,647)       635,169
                                        ==============  ==============  =============  =============  =============  =============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                             $  142,817,488  $  110,029,139  $  10,885,481  $  15,652,565  $   6,306,253  $   7,417,867
Shares issued in merger                             --      48,565,867             --    107,380,857             --      4,492,905
Dividends reinvested                         1,524,437       3,931,634      2,174,783      6,722,293        333,640        925,570
Shares redeemed                           (104,407,850)   (103,807,585)   (21,065,857)   (52,283,480)    (8,618,215)    (8,007,182)
                                        --------------  --------------  -------------  -------------  -------------  -------------
Net increase (decrease)                 $   39,934,075  $   58,719,055  $  (8,005,593) $  77,472,235  $  (1,978,322) $   4,829,160
                                        ==============  ==============  =============  =============  =============  =============

                                                CLASS M SHARES                 CLASS Q SHARES               CLASS T SHARES
                                        ------------------------------  ----------------------------  ----------------------------
                                          SIX MONTHS        YEAR         SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                             ENDED          ENDED           ENDED          ENDED          ENDED          ENDED
                                         SEPTEMBER 30,    MARCH 31,     SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,    MARCH 31,
                                             2003            2003           2003           2003          2003(1)         2003
                                        --------------  --------------  -------------  -------------  -------------  -------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF
  SHARES)
Shares sold                                        525           2,138         34,730        116,562             --              1
Shares issued in merger                             --         628,797             --          2,500             --             --
Dividends reinvested                             7,028          25,070          4,684          8,930             --         77,085
Shares redeemed                                (45,366)       (151,825)      (152,385)      (211,906)      (743,254)      (707,547)
                                        --------------  --------------  -------------  -------------  -------------  -------------
Net increase (decrease) in shares
  outstanding                                  (37,813)        504,180       (112,971)       (83,914)      (743,254)      (630,461)
                                        ==============  ==============  =============  =============  =============  =============

HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                   $  3,569  $       14,387  $     237,594  $     745,712             --  $           4
Shares issued in merger                             --       4,766,282             --         19,032             --             --
Dividends reinvested                            47,817         166,801         32,069         60,422             --        526,861
Shares redeemed                               (310,162)     (1,021,019)    (1,031,766)    (1,400,699) $ (60,277,683)    (4,865,661)
                                        --------------  --------------  -------------  -------------  -------------  -------------
Net increase (decrease)                 $     (258,776) $    3,926,451  $    (762,103) $    (575,533) $ (60,277,683) $  (4,338,796)
                                        ==============  ==============  =============  =============  =============  =============

                                                CLASS A SHARES                 CLASS B SHARES               CLASS C SHARES
                                        ------------------------------  ----------------------------  ----------------------------
                                          SIX MONTHS        YEAR         SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                             ENDED          ENDED           ENDED          ENDED          ENDED          ENDED
                                         SEPTEMBER 30,    MARCH 31,     SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,    MARCH 31,
                                             2003           2003            2003           2003           2003           2003
                                        --------------  --------------  -------------  -------------  -------------  -------------
INTERMEDIATE BOND FUND (NUMBER OF
  SHARES)
Shares sold                                 11,813,334      20,485,344      1,690,327      5,721,047      2,541,919      5,249,312
Dividends reinvested                           137,403         281,375         36,598         90,480         29,011         64,460
Shares redeemed                             (8,553,586)    (10,999,640)    (1,344,428)    (1,081,565)    (1,399,528)      (912,120)
                                        --------------  --------------  -------------  -------------  -------------  -------------
Net increase in shares outstanding           3,397,151       9,767,079        382,497      4,729,962      1,171,402      4,401,652
                                        ==============  ==============  =============  =============  =============  =============

INTERMEDIATE BOND FUND ($)
Shares sold                             $  122,825,392  $  212,009,071  $  17,812,430  $  59,045,245  $  26,964,879  $  54,232,649
Dividends reinvested                         1,450,612       2,905,320        386,304        934,949        306,299        666,529
Shares redeemed                            (87,885,447)   (113,708,272)   (14,156,311)   (11,172,225)   (14,720,738)    (9,420,954)
                                        --------------  --------------  -------------  -------------  -------------  -------------
Net increase                            $   36,390,557  $  101,206,119  $   4,042,423  $  48,807,969  $  12,550,440  $ 45,478,224
                                        ==============  ==============  =============  =============  =============  =============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this portfolio.

                                                               CLASS I SHARES
                                                        -----------------------------
                                                         SIX MONTHS         YEAR
                                                            ENDED           ENDED
                                                        SEPTEMBER 30,     MARCH 31,
                                                            2003            2003
                                                        --------------  -------------
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                                    140,152        675,432
Dividends reinvested                                            21,313         64,547
Shares redeemed                                               (295,440)      (296,980)
                                                        --------------  -------------
Net increase (decrease) in shares outstanding                 (133,975)       442,999
                                                        ==============  =============

INTERMEDIATE BOND FUND ($)
Shares sold                                             $    1,426,900  $   6,967,970
Dividends reinvested                                           225,380        666,112
Shares redeemed                                             (3,053,953)    (3,053,533)
                                                        --------------  -------------
Net increase (decrease)                                 $   (1,401,673) $   4,580,549
                                                        ==============  =============

                                                                CLASS A SHARES                  CLASS B SHARES
                                                        -----------------------------   ----------------------------
                                                         SIX MONTHS         YEAR         SIX MONTHS        YEAR
                                                            ENDED           ENDED           ENDED          ENDED
                                                        SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,    MARCH 31,
                                                            2003            2003             2003          2003
                                                        --------------  -------------   -------------  -------------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                                  1,353,689      2,926,400         133,465        512,495
Dividends reinvested                                            45,264        155,509          11,432         25,027
Shares redeemed                                             (1,539,887)    (3,411,267)       (194,167)      (406,134)
                                                        --------------  -------------   -------------  -------------
Net increase (decrease) in shares outstanding                 (140,934)      (329,358)        (49,270)       131,388
                                                        ==============  =============   =============  =============

STRATEGIC BOND FUND ($)
Shares sold                                             $   25,717,473  $  32,008,296   $   1,580,115  $   5,478,867
Dividends reinvested                                           413,219      1,696,951         108,127        266,404
Shares redeemed                                            (27,741,780)   (37,277,857)     (2,216,839)    (4,331,111)
                                                        --------------  -------------   -------------  -------------
Net increase (decrease)                                 $   (1,611,088) $  (3,572,610)  $    (528,597) $   1,414,160
                                                        ==============  =============   =============  =============

                                                                CLASS C SHARES                  CLASS Q SHARES
                                                        -----------------------------   ----------------------------
                                                         SIX MONTHS          YEAR        SIX MONTHS        YEAR
                                                            ENDED            ENDED          ENDED          ENDED
                                                        SEPTEMBER 30,      MARCH 31,    SEPTEMBER 30,    MARCH 31,
                                                            2003             2003           2003           2003
                                                        --------------  -------------   -------------  -------------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                                    214,843        471,183             293        446,425
Dividends reinvested                                             3,258          9,972             241            511
Shares redeemed                                               (274,764)      (569,042)         (2,418)      (445,870)
                                                        --------------  -------------   -------------  -------------
Net increase (decrease) in shares outstanding                  (56,663)       (87,887)         (1,884)         1,066
                                                        ==============  =============   =============  =============

STRATEGIC BOND FUND ($)
Shares sold                                             $    2,521,270  $   5,276,764   $       3,588  $   4,589,655
Dividends reinvested                                            31,727        111,460           2,105          5,263
Shares redeemed                                             (3,209,524)    (6,375,279)        (25,659)    (4,587,888)
                                                        --------------  -------------   -------------  -------------
Net increase (decrease)                                 $     (656,527) $    (987,055)  $     (19,966) $       7,030
                                                        ==============  =============   =============  =============

NOTE 10 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Opportunity Fund had 91.37% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Funds that held defaulted securities at September 30, 2003 were as follows:

FUND                      SECURITY                      MARKET VALUE
----                      --------                      ------------
Strategic Bond
   Fund          WinStar Commnunications, Inc.            $     100
                                                          =========

High Yield       International Utility Structures, Inc.   $  85,960
   Opportunity   Source Media, Inc.                               1
   Fund          SA Telecommunications, Inc.                     18
                 US Interactive                             170,309
                                                          ---------
                                                          $ 256,288
                                                          =========

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period. The High Yield Opportunity Fund and the the Intermediate Bond Fund had interest write-offs of $159,640 and $523, respectively, as a result of defaulted securities.

NOTE 11 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders were as follows:

SIX MONTHS ENDED               ORDINARY      TAX EXEMPT       LONG-TERM
SEPTEMBER 30, 2003              INCOME         INCOME       CAPITAL GAINS
                             ------------    ----------     -------------
GNMA Fund                    $ 20,714,465     $    --        $    --
High Yield Opportunity
   Fund                        12,754,011          --             --
Intermediate Bond Fund          4,477,950          --             --
Strategic Bond Fund             1,129,731          --             --

YEAR ENDED                     ORDINARY      TAX EXEMPT       LONG-TERM
MARCH 31, 2003                  INCOME         INCOME       CAPITAL GAINS
                             ------------    ----------     -------------
GNMA Fund                    $ 37,467,565     $    --        $      --
High Yield Opportunity
   Fund                        34,744,544          --               --
Intermediate Bond Fund          7,068,340          --           55,205
Strategic Bond Fund             2,827,357          --               --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, adjustments from mergers and other temporary or permanent differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at March 31, 2003:

                                           AMOUNT      EXPIRATION DATES
                                       -------------   ----------------
GNMA Income Fund                       $  13,788,569       2004-2010
High Yield Opportunity Fund              373,214,651       2004-2011
Strategic Bond Fund                       12,105,934       2007-2011

The capital loss carryforwards in High Yield Opportunity Fund includes $64,227,424 of losses acquired from ING High Yield Fund. Utilization of GNMA Fund, High Yield Opportunity Fund and Strategic Bond Fund capital loss carryforwards will be subject to an annual limitation as prescribed by the Internal Revenue Code.

NOTE 12 -- REORGANIZATIONS

On May 17, 2002, the High Yield Opportunity Fund as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of High Yield Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                                 ACQUIRED FUND
                                                                                                                   UNREALIZED
   ACQUIRING                   ACQUIRED               TOTAL NET ASSETS OF         TOTAL NET ASSETS OF             APPRECIATION
     FUND                        FUND                 ACQUIRED FUND (000)        ACQUIRING FUND (000)          (DEPRECIATION)(000)
   ---------                   --------               -------------------        --------------------          -------------------
High Yield
  Opportunity
  Fund                    ING High Yield Fund             $ 165,225                    $ 242,666                   $ (3,897)

The net assets of High Yield Opportunity Fund after the reorganization were $407,891,000.

NOTE 13 -- SECURITIES LENDING

Under an agreement with Bank of New York ("BNY"), the Funds (except GNMA Fund) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government Securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Other Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At September 30, 2003, the following Funds had securities on loan with the following market values:

                                             VALUE OF
                                            SECURITIES               VALUE OF
PORTFOLIO                                     LOANED                COLLATERAL
---------                                  ------------            ------------
High Yield Opportunity Fund                $ 81,157,392            $ 82,978,167
Intermediate Bond Fund                       70,544,278              71,635,383
Strategic Bond Fund                           7,637,266               7,753,044

NOTE 14 -- CHANGE IN FUNDS' AUDITORS

PricewaterhouseCoopers, LLP ("PwC") served as independent auditors for the Funds. On May 28, 2003, the Funds' Board dismissed PwC and selected KPMG LLP ("KPMG") as independent auditors for the Funds for the fiscal year ending October 31, 2003 upon the recommendation of the Funds' Audit Committee. During the two most recent fiscal years and through May 28, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of PwC on the financial statements of the Funds as of and for the years ended March 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

NOTE 15 -- SUBSEQUENT EVENTS

DIVIDENDS. Subsequent to September 30, 2003 the following Funds declared dividends from net investment income of:

                  PER SHARE
                    AMOUNT        PAYABLE DATE           RECORD DATE
                  ---------     ----------------     ------------------
GNMA FUND
Class A           $  0.0360     October 3, 2003      September 30, 2003
Class B           $  0.0306     October 3, 2003      September 30, 2003
Class C           $  0.0305     October 3, 2003      September 30, 2003
Class I           $  0.0383     October 3, 2003      September 30, 2003
Class M           $  0.0321     October 3, 2003      September 30, 2003
Class Q           $  0.0365     October 3, 2003      September 30, 2003
Class A           $  0.0360     November 5, 2003     October 31, 2003
Class B           $  0.0304     November 5, 2003     October 31, 2003
Class C           $  0.0304     November 5, 2003     October 31, 2003
Class I           $  0.0384     November 5, 2003     October 31, 2003
Class M           $  0.0317     November 5, 2003     October 31, 2003
Class Q           $  0.0363     November 5, 2003     October 31, 2003

                  PER SHARE
                    AMOUNT        PAYABLE DATE           RECORD DATE
                  ---------     ----------------     ------------------
HIGH YIELD OPPORTUNITY FUND
Class A           $  0.0350     November 3, 2003           Daily
Class B           $  0.0306     November 3, 2003           Daily
Class C           $  0.0306     November 3, 2003           Daily
Class M           $  0.0318     November 3, 2003           Daily
Class Q           $  0.0346     November 3, 2003           Daily

INTERMEDIATE BOND FUND
Class A           $  0.0287     November 3, 2003           Daily
Class B           $  0.0227     November 3, 2003           Daily
Class C           $  0.0221     November 3, 2003           Daily
Class I           $  0.0314     November 3, 2003           Daily

STRATEGIC BOND FUND
Class A           $  0.0400     October 3, 2003      September 30, 2003
Class B           $  0.0366     October 3, 2003      September 30, 2003
Class C           $  0.0358     October 3, 2003      September 30, 2003
Class Q           $  0.0429     October 3, 2003      September 30, 2003
Class A           $  0.0400     November 5, 2003     October 31, 2003
Class B           $  0.0364     November 5, 2003     October 31, 2003
Class C           $  0.0360     November 5, 2003     October 31, 2003
Class Q           $  0.0429     November 5, 2003     October 31, 2003

ING
GNMA
Income
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 87.9%

                               FEDERAL HOME LOAN
                                 MORTGAGE CORPORATION: 0.4%
$       708,994                7.000%, due 11/01/14                                 $        753,013
      1,773,443                7.500%, due 12/01/14-01/01/30                               1,890,584
        350,148                8.000%, due 01/01/30                                          377,302
                                                                                    ----------------
                                                                                           3,020,899
                                                                                    ----------------
                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION: 0.4%
        384,846                                                                              409,600
        281,745                6.500%, due 06/01/14                                          298,003
        613,862                7.500%, due 05/01/28                                          656,047
      1,787,755        S       8.500%, due 08/01/11-09/01/15                               1,987,153
                                                                                    ----------------
                                                                                           3,350,803
                                                                                    ----------------
                               GOVERNMENT NATIONAL
                                 MORTGAGE ASSOCIATION: 87.1%
        979,994                10.250%, due 08/15/29                                       1,069,973
     55,531,485                5.000%, due 04/15/33-07/15/33                              55,703,865
     95,250,077                5.500%, due 02/20/23-07/15/33                              97,739,104
        553,463                5.650%, due 07/15/29                                          558,210
    169,058,357                6.000%, due 04/20/24-09/15/33                             175,295,995
      1,784,126                6.250%, due 04/15/26-04/15/28                               1,867,133
        135,340                6.340%, due 02/15/29                                          137,161
        574,186                6.350%, due 09/15/33                                          630,459
      5,820,455                6.400%, due 10/15/33-08/15/38                               6,408,481
      1,170,272                6.470%, due 09/15/33                                        1,290,941
     56,962,273                6.500%, due 02/15/22-02/15/40                              61,175,561
     15,420,232                6.625%, due 07/15/33-01/15/40                              17,332,005
      4,668,846                6.650%, due 12/15/13-09/15/32                               5,200,466
      3,525,311                6.670%, due 01/15/40                                        3,984,456
      6,210,297                6.687%, due 07/15/40                                        7,042,676
        395,226                6.700%, due 08/15/14-12/15/14                                 419,535
      4,319,450                6.745%, due 10/15/39                                        4,889,893
     13,468,691                6.750%, due 06/15/13-01/15/41                              15,119,995
      2,854,475                6.810%, due 07/15/39                                        3,246,536
      4,090,695                6.820%, due 05/15/27-04/15/34                               4,625,324
      9,866,540                6.840%, due 10/15/36                                       11,271,338
      1,806,448                6.870%, due 03/15/39                                        2,063,072
      5,925,429                6.875%, due 01/15/29-02/15/40                               6,725,436
      2,185,841                6.900%, due 01/15/32                                        2,499,651
      2,904,734                6.950%, due 12/15/29                                        2,910,254
     99,794,392                7.000%, due 07/15/22-12/15/35                             106,463,877
      8,999,757                7.010%, due 02/15/37                                       10,264,141
        956,985                7.050%, due 07/15/29                                        1,016,837
      5,569,920                7.100%, due 11/15/39                                        6,393,762
      8,966,962                7.125%, due 09/15/39                                       10,277,305
      3,351,792                7.150%, due 07/15/36                                        3,854,921
      4,202,918                7.250%, due 08/15/22-09/15/31                               4,572,220
      2,961,114                7.300%, due 08/15/36                                        3,414,143
     10,034,934                7.500%, due 12/15/19-09/15/32                              10,802,559
      7,019,577                7.600%, due 08/15/31-06/15/40                               8,044,330
     10,944,891                7.625%, due 08/15/32-07/15/38                              12,289,669
         83,127                7.650%, due 12/15/12                                           87,792
        532,244                7.700%, due 08/15/13                                          563,065
      6,217,888                7.750%, due 06/15/14-12/15/35                               6,994,049
      1,103,887                7.800%, due 05/15/19-01/15/42                               1,270,647
     10,008,505                7.875%, due 09/15/29-04/15/38                              11,143,756
     14,147,633                8.000%, due 08/15/12-11/15/38                              15,842,434
        201,371                8.050%, due 07/15/19-04/15/21                                 220,241
      1,361,823                8.100%, due 06/15/12-07/15/12                               1,446,613
      4,993,364                8.125%, due 05/15/38                                        5,721,115
      5,574,874                8.150%, due 12/15/11-09/15/15                               5,935,686
$     5,745,292        S       8.200%, due 10/15/11-05/15/13                        $      6,114,192
      2,053,264                8.250%, due 10/15/24-03/15/41                               2,340,258
      7,008,255                8.500%, due 12/15/29-10/15/31                               7,555,477
        119,017                8.750%, due 10/15/23-06/15/27                                 125,795
      2,840,068                9.000%, due 05/15/20-12/15/34                               3,026,322
      1,377,893                9.250%, due 06/15/30                                        1,477,693
                                                                                    ----------------
                                                                                         736,466,419
                                                                                    ----------------
                               Total U.S. Government
                                 Agency Obligations
                                 (Cost $710,509,366)                                     742,838,121
                                                                                    ----------------
U.S. TREASURY OBLIGATIONS: 5.3%

                               U.S. TREASURY NOTES: 5.3%
     32,000,000                1.250%, due 05/31/05                                       31,991,264
     13,000,000                1.500%, due 07/31/05                                       13,034,034
                                                                                    ----------------
                                                                                          45,025,298
                                                                                    ----------------
                               Total U.S. Treasury Obligations
                                 (Cost $44,864,119)                                       45,025,298
                                                                                    ----------------
                               Total Long-Term Investments
                                 (Cost $755,373,485)                                     787,863,419
                                                                                    ----------------
SHORT-TERM INVESTMENTS: 6.5%

                               U.S. TREASURY BILLS: 6.5%
        500,000                0.000%, due 02/12/04                                          498,247
     55,000,000                0.000%, due 03/11/04                                       54,762,895
                                                                                    ----------------
                                                                                          55,261,142
                                                                                    ----------------
                               Total Short-term Investments
                                 (Cost $55,253,402)                                       55,261,142
                                                                                    ----------------
                               TOTAL INVESTMENTS
                                 IN SECURITIES (COST
                                 $810,626,887)*                             99.7%   $    843,124,561
                               OTHER ASSETS AND
                                 LIABILITIES-NET                             0.3           2,150,621
                                                                           -----    ----------------
                               NET ASSETS                                  100.0%   $    845,275,182
                                                                           =====    ================

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                                       $     35,761,802
                Gross Unrealized Depreciation                                             (3,264,128)
                                                                                    ----------------
                Net Unrealized Appreciation                                         $     32,497,674
                                                                                    ================

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS: 93.2%

                               ADVERTISING: 0.5%
$        55,000        #       RH Donnelley Finance Corp. I,
                                 10.875%, due 12/15/12                              $         65,175
      1,390,000        #       Vertis, Inc., 9.750%, due
                                 04/01/09                                                  1,469,925
                                                                                    ----------------
                                                                                           1,535,100
                                                                                    ================
                               AEROSPACE/DEFENSE: 0.7%
        210,000        #       Armor Holdings, Inc., 8.250%,
                                 due 08/15/13                                                223,125
        660,000        L       L-3 Communications Corp.,
                                 7.625%, due 06/15/12                                        717,750
      1,075,000        L       Sequa Corp., 8.875%, due
                                 04/01/08                                                  1,155,625
         50,000                Sequa Corp., 9.000%, due
                                 08/01/09                                                     55,000
                                                                                    ----------------
                                                                                           2,151,500
                                                                                    ----------------
                               AGRICULTURE: 0.2%
        600,000        #       Dimon, Inc., 7.750%, due
                                 06/01/13                                                    618,000
                                                                                    ----------------
                                                                                             618,000
                                                                                    ----------------
                               APPAREL: 0.4%
      1,225,000        #       Phillips-Van Heusen, 8.125%,
                                 due 05/01/13                                              1,289,313
                                                                                    ----------------
                                                                                           1,289,313
                                                                                    ----------------
                               AUTO MANUFACTURERS: 0.0%
         70,000                General Motors Corp., 7.125%,
                                 due 07/15/13                                                 73,557
         20,000        L       General Motors Corp., 7.200%,
                                 due 01/15/11                                                 21,105
                                                                                    ----------------
                                                                                              94,662
                                                                                    ----------------
                               AUTO PARTS & EQUIPMENT: 2.4%
        630,000                Dana Corp., 10.125%, due
                                 03/15/10                                                    707,175
        900,000        L       Dura Operating Corp., 8.625%,
                                 due 04/15/12                                                938,250
        630,000        #       Eagle-Picher Industries, 9.750%,
                                 due 09/01/13                                                664,650
      1,030,000                Lear Corp., 8.110%, due
                                 05/15/09                                                  1,189,650
        960,000                Rexnord Corp., 10.125%, due
                                 12/15/12                                                  1,070,400
      1,070,000       #,L      Tenneco Automotive, Inc.,
                                 10.250%, due 07/15/13                                     1,166,300
      1,485,000       #,L      TRW Automotive, Inc.,
                                 11.000%, due 02/15/13                                     1,737,450
                                                                                    ----------------
                                                                                           7,473,875
                                                                                    ----------------
                               BEVERAGES: 0.3%
        895,000                Constellation Brands, Inc.,
                                 8.500%, due 03/01/09                                        948,700
                                                                                    ----------------
                                                                                             948,700
                                                                                    ----------------
                               BUILDING MATERIALS: 0.3%
      2,456,000     @,I,XX     International Utility Structures,
                     @@,**       Inc., 13.000%, due 02/01/08                                  85,960
        895,000                Nortek Holdings, Inc., 9.875%,
                                 due 06/15/11                                                950,938
                                                                                    ----------------
                                                                                           1,036,898
                                                                                    ----------------
                               CHEMICALS: 2.5%
$       590,000       #,L      Equistar Funding Corp.,
                                 10.125%, due 09/01/08                              $        587,050
        610,000                Equistar Funding Corp.,
                                 10.625%, due 05/01/11                                       606,950
      1,450,000        L       IMC Global, Inc., 10.875%, due
                                 06/01/08                                                  1,515,250
      1,400,000                IMC Global, Inc., 11.250%, due
                                 06/01/11                                                  1,463,000
      1,685,000        L       Lyondell Chemical Co., 9.625%,
                                 due 05/01/07                                              1,609,175
      1,735,000       #,L      Rockwood Specialties Group,
                                 Inc., 10.625%, due 05/15/11                               1,856,450
                                                                                    ----------------
                                                                                           7,637,875
                                                                                    ----------------
                               COMMERCIAL SERVICES: 2.9%
      1,365,000                Coinmach Corp., 9.000%, due
                                 02/01/10                                                  1,460,550
      1,245,000                Corrections Corp. of America,
                                 7.500%, due 05/01/11                                      1,290,131
      3,205,000       @@       Quebecor Media, Inc., 11.125%,
                                 due 07/15/11                                              3,669,725
      2,220,000        L       United Rentals North America,
                                 Inc., 10.750%, due 04/15/08                               2,469,750
                                                                                    ----------------
                                                                                           8,890,156
                                                                                    ----------------
                               COMPUTERS: 0.3%
        800,000       @@       Seagate Technology HDD
                                 Holdings, 8.000%, due
                                 05/15/09                                                    886,000
                                                                                    ----------------
                                                                                             886,000
                                                                                    ----------------
                               COSMETICS/PERSONAL CARE: 0.5%
      1,630,000        L       Chattem, Inc., 8.875%, due
                                 04/01/08                                                  1,638,150
                                                                                    ----------------
                                                                                           1,638,150
                                                                                    ----------------
                               DISTRIBUTION/WHOLESALE: 0.6%
      1,720,000       #,L      Aviall, Inc., 7.625%, due
                                 07/01/11                                                  1,771,600
                                                                                    ----------------
                                                                                           1,771,600
                                                                                    ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 3.4%
        680,000     @@,#,L     Eircom Funding, 8.250%, due
                                 08/15/13                                                    734,400
        850,000        #       HLI Operating Co., Inc.,
                                 10.500%, due 06/15/10                                       930,750
      2,839,436        #       Hollinger Participation Trust,
                                 12.125%, due 11/15/10                                     3,212,112
      2,305,000                Nexstar Finance, Inc., 12.000%,
                                 due 04/01/08                                              2,593,125
      1,630,000        L       Technical Olympic USA, Inc.,
                                 9.000%, due 07/01/10                                      1,727,800
        895,000                Technical Olympic USA, Inc.,
                                 10.375%, due 07/01/12                                       966,600
        280,000       #,L      Universal City Development
                                 Partners, 11.750%, due
                                 04/01/10                                                    316,400
                                                                                    ----------------
                                                                                          10,481,187
                                                                                    ----------------
                               ELECTRIC: 3.8%
      3,485,000        #       AES Corp., 8.750%, due
                                 05/15/13                                                  3,676,675

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund              PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                  (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               ELECTRIC (CONTINUED)
$     2,190,000       #,L      Calpine Corp., 8.750%, due
                                 07/15/13                                           $      2,014,800
      1,065,000        L       Homer City Funding LLC,
                                 8.734%, due 10/01/26                                      1,096,950
      1,250,000                Illinois Power Co, 11.500%, due
                                 12/15/10                                                  1,506,250
      1,285,000        #       PG&E Corp., 6.875%, due
                                 07/15/08                                                  1,355,675
      2,005,000        L       Teco Energy, Inc., 7.500%, due
                                 06/15/10                                                  2,042,594
                                                                                    ----------------
                                                                                          11,692,944
                                                                                    ----------------
                               ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
        800,000       @@       FIMEP SA, 10.500%, due
                                 02/15/13                                                    908,000
                                                                                    ----------------
                                                                                             908,000
                                                                                    ----------------
                               ELECTRONICS: 0.8%
        400,000                Fisher Scientific Intl., 8.125%,
                                 due 05/01/12                                                427,000
        910,000     @@,#,L     Flextronics Intl. Ltd., 6.500%,
                                 due 05/15/13                                                907,725
        925,000                Stoneridge, Inc., 11.500%, due
                                 05/01/12                                                  1,061,438
                                                                                    ----------------
                                                                                           2,396,163
                                                                                    ----------------
                               ENTERTAINMENT: 2.3%
        400,000                Argosy Gaming Co., 9.000%,
                                 due 09/01/11                                                435,000
      2,900,000                Carmike Cinemas, Inc., 10.375%,
                                 due 02/01/09                                              3,059,500
      1,510,000        L       Cinemark USA, Inc., 9.000%,
                                 due 02/01/13                                              1,619,475
      1,200,000                Regal Cinemas, Inc., 9.375%,
                                 due 02/01/12                                              1,356,000
        835,000        L       Six Flags, Inc., 9.750%, due
                                 06/15/07                                                    824,563
                                                                                    ----------------
                                                                                           7,294,538
                                                                                    ----------------
                               ENVIRONMENTAL CONTROL: 2.1%
        750,000                Allied Waste North America,
                                 7.875%, due 01/01/09                                        781,875
      1,815,000                Allied Waste North America,
                                 8.500%, due 12/01/08                                      1,969,275
      1,700,000                Allied Waste North America,
                                 8.875%, due 04/01/08                                      1,848,750
      1,900,000        L       Allied Waste North America,
                                 10.000%, due 08/01/09                                     2,068,625
                                                                                    ----------------
                                                                                           6,668,525
                                                                                    ----------------
                               FOOD: 3.4%
      2,120,000       #,L      Del Monte Corp., 8.625%, due
                                 12/15/12                                                  2,326,699
      1,230,000        #       Domino's, Inc., 8.250%, due
                                 07/01/11                                                  1,305,338
      1,680,000                Great Atlantic & Pacific Tea Co.,
                                 9.125%, due 12/15/11                                      1,587,600
      1,345,000                Michael Foods, Inc., 11.750%,
                                 due 04/01/11                                              1,580,375
      1,150,000                Pilgrims Pride Corp., 9.625%,
                                 due 09/15/11                                              1,247,750
        625,000                Roundy's, Inc., 8.875%, due
                                 06/15/12                                                    656,250
$       385,000        #       Smithfield Foods, Inc., 7.750%,
                                 due 05/15/13                                       $        414,838
      1,240,000       #,L      Swift & Co., 12.500%, due
                                 01/01/10                                                  1,376,400
                                                                                    ----------------
                                                                                          10,495,250
                                                                                    ----------------
                               FOREST PRODUCTS & PAPER: 3.3%
      3,200,000                Appleton Papers, Inc., 12.500%,
                                 due 12/15/08                                              3,504,000
      1,660,000        L       Georgia-Pacific Corp., 8.125%,
                                 due 05/15/11                                              1,734,700
        930,000        L       Georgia-Pacific Corp., 8.875%,
                                 due 02/01/10                                              1,023,000
      1,870,000                Georgia-Pacific Corp., 9.375%,
                                 due 02/01/13                                              2,096,738
        630,000       @@       Tembec Industries, Inc., 7.750%,
                                 due 03/15/12                                                595,350
      1,350,000       @@       Tembec Industries, Inc., 8.625%,
                                 due 06/30/09                                              1,336,500
                                                                                    ----------------
                                                                                          10,290,288
                                                                                    ----------------
                               HEALTHCARE-PRODUCTS: 0.4%
      1,210,000        #       Medex, Inc., 8.875%, due
                                 05/15/13                                                  1,285,625
                                                                                    ----------------
                                                                                           1,285,625
                                                                                    ----------------
                               HEALTHCARE-SERVICES: 1.6%
      1,405,000        L       Alliance Imaging, Inc., 10.375%,
                                 due 04/15/11                                              1,468,225
      3,460,000                Tenet Healthcare Corp., 7.375%,
                                 due 02/01/13                                              3,503,250
                                                                                    ----------------
                                                                                           4,971,475
                                                                                    ----------------
                               HOME BUILDERS: 2.6%
      1,650,000                DR Horton, Inc., 9.375%, due
                                 03/15/11                                                  1,806,750
        970,000        #       K. Hovnanian Enterprises, Inc.,
                                 7.750%, due 05/15/13                                      1,003,950
        430,000                KB Home, 7.750%, due 02/01/10                                 455,800
        770,000                Meritage Corp., 9.750%, due
                                 06/01/11                                                    847,000
      1,400,000                Ryland Group, Inc., 9.125%, due
                                 06/15/11                                                  1,583,750
        815,000        L       Standard-Pacific Corp., 7.750%,
                                 due 03/15/13                                                835,375
         15,000        #       WCI Communities, Inc., 7.875%,
                                 due 10/01/13                                                 15,113
      1,310,000                WCI Communities, Inc.,
                                 10.625%, due 02/15/11                                     1,441,000
                                                                                    ----------------
                                                                                           7,988,738
                                                                                    ----------------
                               HOUSEHOLD PRODUCTS/WARES: 1.2%
      2,725,000                American Greetings, 11.750%,
                                 due 07/15/08                                              3,120,125
        695,000       #,L      Rayovac Corp, 8.500%, due
                                 10/01/13                                                    719,325
                                                                                    ----------------
                                                                                           3,839,450
                                                                                    ----------------
                               IRON/STEEL: 0.5%
        875,000                Armco, Inc., 9.000%, due
                                 09/15/07                                                    634,375
        750,000        L       United States Steel Corp.,
                                 9.750%, due 05/15/10                                        772,500
                                                                                    ----------------
                                                                                           1,406,875
                                                                                    ----------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund              PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                  (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               LEISURE TIME: 0.7%
$     1,300,000      @@,L      Royal Caribbean Cruises Ltd.,
                                 8.000%, due 05/15/10                               $      1,378,000
        765,000        #       Worldspan Financing Corp.,
                                 9.625%, due 06/15/11                                        805,163
                                                                                    ----------------
                                                                                           2,183,163
                                                                                    ----------------
                               LODGING: 6.2%
      2,170,000                Ameristar Casinos, Inc.,
                                 10.750%, due 02/15/09                                     2,479,224
      1,070,000                Aztar Corp., 9.000%, due
                                 08/15/11                                                  1,162,288
      1,050,000                Extended Stay America, Inc.,
                                 9.875%, due 06/15/11                                      1,164,188
        910,000        L       Hilton Hotels Corp., 7.625%,
                                 due 05/15/08                                              1,001,000
        440,000                Host Marriott Corp., 7.875%,
                                 due 08/01/05                                                453,200
        545,000                Host Marriott Corp., 7.875%,
                                 due 08/01/08                                                562,713
        960,000                Mandalay Resort Group,
                                 9.500%, due 08/01/08                                      1,106,400
      1,575,000        L       MGM Mirage, 8.375%, due
                                 02/01/11                                                  1,740,375
      1,150,000                MGM Mirage, 9.750%, due
                                 06/01/07                                                  1,306,688
        740,000                Park Place Entertainment Corp.,
                                 7.000%, due 04/15/13                                        768,675
      2,495,000        L       Park Place Entertainment Corp.,
                                 7.875%, due 03/15/10                                      2,682,124
        335,000                Park Place Entertainment Corp.,
                                 9.375%, due 02/15/07                                        371,013
      2,540,000                Starwood Hotels & Resorts
                                 Worldwide, Inc., 7.875%, due
                                 05/01/12                                                  2,793,999
      1,490,000        L       Venetian Casino Resort LLC,
                                 11.000%, due 06/15/10                                     1,706,050
                                                                                    ----------------
                                                                                          19,297,937
                                                                                    ----------------
                               MEDIA: 13.5%
      1,170,000                Allbritton Communications Co.,
                                 7.750%, due 12/15/12                                      1,199,250
      1,520,000                Block Communications, Inc.,
                                 9.250%, due 04/15/09                                      1,634,000
        750,000       @@       Canwest Media, Inc., 10.625%,
                                 due 05/15/11                                                855,000
        950,000        L       Charter Communications
                                 Holdings Capital Corp.,
                                 9.625%, due 11/15/09                                        738,625
      1,750,000        L       Charter Communications
                                 Holdings, LLC, 11.125%, due
                                 01/15/11                                                  1,439,375
        845,000        L       CSC Holdings, Inc., 7.625%, due
                                 04/01/11                                                    847,113
      1,640,000        L       CSC Holdings, Inc., 10.500%,
                                 due 05/15/16                                              1,812,200
        365,000        L       Dex Media East Finance Co.,
                                 9.875%, due 11/15/09                                        415,188
      2,950,000        L       Dex Media East Finance Co.,
                                 12.125%, due 11/15/12                                     3,576,874
        625,000        #       Dex Media Finance Co., 8.500%,
                                 due 08/15/10                                                682,813
      1,665,000        #       Dex Media Finance Co., 9.875%,
                                 due 08/15/13                                              1,889,775
$     2,315,000                DirecTV Holdings LLC, 8.375%,
                                 due 03/15/13                                       $      2,621,738
      1,260,000        #       Echostar DBS Corp., 5.750%,
                                 due 10/01/08                                              1,267,875
        840,000                Entravision Communications
                                 Corp., 8.125%, due 03/15/09                                 884,100
      1,185,000                Granite Broadcasting Corp.,
                                 8.875%, due 05/15/08                                      1,145,006
      1,915,000                Granite Broadcasting Corp.,
                                 10.375%, due 05/15/05                                     1,895,850
      2,460,000                Gray Television, Inc., 9.250%,
                                 due 12/15/11                                              2,724,450
      2,100,000                Hollinger Intl. Publishing,
                                 9.000%, due 12/15/10                                      2,223,375
        320,000      @@,#      Hollinger, Inc., 11.875%, due
                                 03/01/11                                                    355,200
        590,000                Houghton Mifflin Co, 8.250%,
                                 due 02/01/11                                                620,975
        920,000                Mediacom Broadband LLC,
                                 11.000%, due 07/15/13                                       972,900
      1,180,000                Nexstar Finance Holdings, Inc.,
                                 0.000%, due 04/01/13                                        831,900
      1,645,000        L       Paxson Communications Corp.,
                                 10.750%, due 07/15/08                                     1,745,756
        215,000       #,L      Primedia, Inc., 8.000%, due
                                 05/15/13                                                    218,225
        655,000                Salem Communications Holding
                                 Corp., 9.000%, due 07/01/11                                 708,219
        875,000                Sinclair Broadcast Group, Inc.,
                                 8.000%, due 03/15/12                                        927,500
        623,056     @,X,**     Source Media, Inc., 12.000%,
                                 due 11/01/04                                                      1
      1,105,000                Spanish Broadcasting System,
                                 9.625%, due 11/01/09                                      1,174,063
      2,935,000     @@,#,L     Vivendi Universal SA, 9.250%,
                                 due 04/15/10                                              3,386,255
              0        L       Young Broadcasting, Inc.,
                                 8.500%, due 12/15/08                                              0
      2,605,000                Young Broadcasting, Inc.,
                                 10.000%, due 03/01/11                                     2,774,324
                                                                                    ----------------
                                                                                          41,567,925
                                                                                    ----------------
                               MINING: 0.7%
      2,035,000                Compass Minerals Group, Inc.,
                                 10.000%, due 08/15/11                                     2,269,025
                                                                                    ----------------
                                                                                           2,269,025
                                                                                    ----------------
                               MISCELLANEOUS MANUFACTURING: 1.7%
        875,000                Samsonite Corp, 10.750%, due
                                 06/15/08                                                    918,750
        725,000        L       SPX Corp., 7.500%, due 01/01/13                               766,688
      3,260,000       @@       Tyco Intl. Group SA, 6.750%,
                                 due 02/15/11                                              3,455,600
                                                                                    ----------------
                                                                                           5,141,038
                                                                                    ----------------
                               OFFICE/BUSINESS EQUIP: 0.5%
      1,705,000                Xerox Corp., 7.625%, due
                                 06/15/13                                                  1,690,081
                                                                                    ----------------
                                                                                           1,690,081
                                                                                    ----------------
                               OIL AND GAS: 3.9%
      2,330,000        #       Chesapeake Energy Corp.,
                                 7.500%, due 09/15/13                                      2,458,149

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund              PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                  (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               OIL AND GAS (CONTINUED)
$       430,000        #       Energy Partners Ltd., 8.750%,
                                 due 08/01/10                                       $        442,900
      1,113,000                Nuevo Energy Co., 9.500%, due
                                 06/01/08                                                  1,175,606
      2,155,000                Swift Energy Co., 9.375%, due
                                 05/01/12                                                  2,338,175
        955,000                Vintage Petroleum, Inc., 8.250%,
                                 due 05/01/12                                              1,033,788
      2,250,000       @@       Western Oil Sands, Inc., 8.375%,
                                 due 05/01/12                                              2,559,374
        975,000        #       Westport Resources Corp.,
                                 8.250%, due 11/01/11                                      1,070,063
        950,000                Westport Resources Corp.,
                                 8.250%, due 11/01/11                                      1,042,625
                                                                                    ----------------
                                                                                          12,120,680
                                                                                    ----------------
                               OIL AND GAS SERVICES: 2.3%
      2,950,000                Grant Prideco Escrow Corp.,
                                 9.000%, due 12/15/09                                      3,193,375
      2,040,000        L       Hanover Equipment Trust,
                                 8.500%, due 09/01/08                                      2,111,400
      1,800,000        L       Hanover Equipment Trust,
                                 8.750%, due 09/01/11                                      1,863,000
                                                                                    ----------------
                                                                                           7,167,775
                                                                                    ----------------
                               PACKAGING AND CONTAINERS: 5.5%
        580,000        L       Ball Corp., 6.875%, due
                                 12/15/12                                                    601,025
      2,105,000        #       BWAY Finance Corp., 10.000%,
                                 due 10/15/10                                              2,283,925
      2,145,000      @@,#      Crown European Holdings SA,
                                 10.875%, due 03/01/13                                     2,375,588
      1,600,000                Greif, Inc., 8.875%, due 08/01/12                           1,740,000
        860,000     @@,#,L     Norampac, Inc., 6.750%, due
                                 06/01/13                                                    881,500
      1,850,000        #       Owens-Brockway, 8.250%, due
                                 05/15/13                                                  1,896,250
      4,215,000                Owens-Brockway, 8.875%, due
                                 02/15/09                                                  4,510,049
         16,823      X,#,&     Russell-Stanley Holdings, Inc.,
                                 9.000%, due 11/30/08                                          8,159
        500,000                Smurfit-Stone Container Corp.,
                                 8.250%, due 10/01/12                                        525,000
      2,000,000                Stone Container Corp., 9.750%,
                                 due 02/01/11                                              2,190,000
                                                                                    ----------------
                                                                                          17,011,496
                                                                                    ----------------
                               PHARMACEUTICALS: 0.5%
      1,615,000                AmerisourceBergen Corp.,
                                 7.250%, due 11/15/12                                      1,651,338
                                                                                    ----------------
                                                                                           1,651,338
                                                                                    ----------------
                               PIPELINES: 3.6%
      1,110,000        L       ANR Pipeline Co., 8.875%, due
                                 03/15/10                                                  1,193,250
      1,130,000       #,L      EL Paso Corp, 7.875%, due
                                 06/15/12                                                    954,850
      1,950,000                GulfTerra Energy Partners LP,
                                 8.500%, due 06/01/10                                      2,110,875
      1,230,000        L       Southern Natural Gas Co.,
                                 7.350%, due 02/15/31                                      1,137,750
      1,300,000                Southern Natural Gas Co.,
                                 8.000%, due 03/01/32                                      1,270,750
$     1,375,000                Tennessee Gas Pipeline Co.,
                                 8.375%, due 06/15/32                               $      1,347,500
      2,355,000        L       Transcontinental Gas Pipe Line
                                 Corp., 8.875%, due 07/15/12                               2,675,868
        455,000        L       Williams Cos., Inc., 8.625%, due
                                 06/01/10                                                    485,713
                                                                                    ----------------
                                                                                          11,176,556
                                                                                    ----------------
                               REITs: 1.2%
        270,000                Felcor Lodging LP, 8.500%, due
                                 06/01/11                                                    288,900
      1,900,000        L       Felcor Lodging LP, 9.500%, due
                                 09/15/08                                                  2,052,000
        400,000        L       Host Marriott LP, 9.500%, due
                                 01/15/07                                                    440,000
        885,000        #       La Quinta Properties, Inc.,
                                 8.875%, due 03/15/11                                        963,544
                                                                                    ----------------
                                                                                           3,744,444
                                                                                    ----------------
                               RETAIL: 3.7%
      1,365,000                Dollar General Corp., 8.625%,
                                 due 06/15/10                                              1,523,681
        330,000        #       Group 1 Automotive, Inc.,
                                 8.250%, due 08/15/13                                        357,225
      1,570,000        L       JC Penney Co., Inc., 7.600%,
                                 due 04/01/07                                              1,703,450
        995,000                Rent-A-Center, Inc., 7.500%,
                                 due 05/01/10                                              1,050,969
      2,270,000        L       Rite Aid Corp., 7.625%, due
                                 04/15/05                                                  2,338,100
        965,000       #,L      Rite Aid Corp., 9.250%, due
                                 06/01/13                                                  1,027,725
        370,000        L       Saks, Inc., 8.250%, due 11/15/08                              407,000
      1,540,000                Star Gas Finance Co., 10.250%,
                                 due 02/15/13                                              1,647,800
      1,365,000                Yum! Brands, Inc., 8.875%, due
                                 04/15/11                                                  1,597,050
                                                                                    ----------------
                                                                                          11,653,000
                                                                                    ----------------
                               SEMICONDUCTORS: 0.3%
        360,000                AMI Semiconductor, Inc.,
                                 10.750%, due 02/01/13                                       408,600
        345,000      #, L      Amkor Technology, Inc., 7.750%,
                                 due 05/15/13                                                348,450
        290,000                Amkor Technology, Inc., 9.250%,
                                 due 02/15/08                                                314,650
                                                                                    ----------------
                                                                                           1,071,700
                                                                                    ----------------
                               TELECOMMUNICATIONS: 11.2%
      2,210,000       #,L      ACC Escrow Corp., 10.000%,
                                 due 08/01/11                                              2,386,800
      2,450,000        L       American Tower Corp., 9.375%,
                                 due 02/01/09                                              2,511,250
      1,430,000                American Tower Escrow Corp.,
                                 0.000%, due 08/01/08                                        958,100
      1,315,000        #       Centennial Communications
                                 Corp., 10.125%, due 06/15/13                              1,361,025
      3,245,000        L       Crown Castle Intl. Corp.,
                                 10.750%, due 08/01/11                                     3,618,174
        940,000        #       Dobson Communications Corp.,
                                 8.875%, due 10/01/13                                        955,275
        800,000                Dobson Communications Corp.,
                                 10.875%, due 07/01/10                                       876,000

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund              PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                  (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               TELECOMMUNICATIONS (CONTINUED)
$       670,000                Dobson/Sygnet
                                 Communications Co.,
                                 12.250%, due 12/15/08                              $        721,925
      3,600,000       X,I      ICG Services, Inc., 10.000%, due
                                 02/15/08                                                          4
        525,000        #       MetroPCS, Inc., 10.750%, due
                                 10/01/11                                                    538,125
      2,420,000        L       Nextel Communications, Inc.,
                                 7.375%, due 08/01/15                                      2,456,300
      2,710,000        L       Nextel Communications, Inc.,
                                 9.375%, due 11/15/09                                      2,953,899
        630,000        L       Nextel Partners, Inc., 12.500%,
                                 due 11/15/09                                                721,350
      2,085,000                Panamsat Corp., 8.500%, due
                                 02/01/12                                                  2,194,463
      1,370,000                Qwest Communications Intl.,
                                 7.500%, due 11/01/08                                      1,322,050
        315,000       #,L      Qwest Corp., 8.875%, due
                                 03/15/12                                                    351,225
      3,714,000       #,L      Qwest Services Corp., 13.500%,
                                 due 12/15/10                                              4,345,379
        405,000       #,L      Qwest Services Corp., 14.000%,
                                 due 12/15/14                                                489,038
      1,415,000       @@       Rogers Wireless Communications, Inc.,
                                 9.625%, due 05/01/11                                      1,634,325
     17,300,000     @,X,I,     SA Telecommunications, Inc.,
                     #,**        10.000%, due 08/15/06                                            18
        985,000        #       Spectrasite, Inc., 8.250%, due
                                 05/15/10                                                  1,044,100
        325,000       @@       TELUS Corp., 8.000%, due
                                 06/01/11                                                    380,076
      1,215,000        L       Triton PCS, Inc., 8.500%, due
                                 06/01/13                                                  1,309,163
      8,267,451    @,X,I,**    US Interactive, 12.000%, due
                                 04/17/05                                                    170,309
      1,410,000       #,L      Western Wireless Corp., 9.250%,
                                 due 07/15/13                                              1,445,250
      6,250,000     I,**,@     WinStar Communications, Inc.,
                                 12.750%, due 04/15/10                                           625
                                                                                    ----------------
                                                                                          34,744,248
                                                                                    ----------------
                               TRANSPORTATION: 0.4%
      1,120,000                Gulfmark Offshore, Inc., 8.750%,
                                 due 06/01/08                                              1,142,400
                                                                                    ----------------
                                                                                           1,142,400
                                                                                    ----------------
                               Total Corporate Bonds
                                 (Cost $307,369,902)                                     289,323,693
                                                                                    ----------------

SHARES                                                                                   VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK: 1.1%

                               MEDIA: 1.1%
         52,616       @,X      Classic Cable, Inc.                                         3,456,872
                                                                                    ----------------
                                                                                           3,456,872
                                                                                    ----------------
                               PACKAGING AND CONTAINERS: 0.0%
        100,000      @,#,X     Russell-Stanley Holdings, Inc.                                     10
                                                                                    ----------------
                                                                                                  10
                                                                                    ----------------
                               RETAIL: 0.0%
        341,370       @,X      International Fast Food Corp.                                      --
                                                                                    ----------------
                                                                                                  --
                                                                                    ----------------
                               TELECOMMUNICATIONS: 0.0%
         61,806       @,X      Adelphia Business Solutions                          $              6
            132      @,@@      Completel Europe NV                                             2,744
        483,445       X,I      International Wireless
                                 Communications Holdings, Inc.                                    48
          2,350       X,I      Jordan Telecommunications                                      95,504
             15        @       Mpower Holding Corp.                                               22
                                                                                    ----------------
                                                                                              98,324
                                                                                    ----------------
                               Total Common Stock
                                 (Cost $17,296,914)                                        3,555,206
                                                                                    ----------------
PREFERRED STOCK: 2.0%

                               MEDIA: 2.0%
         26,100                Cablevision Systems Corp.                                   2,733,974
         15,956        @       Paxson Communications Corp.                                 1,440,018
         20,550                Primedia, Inc.                                              1,977,938
                                                                                    ----------------
                               Total Preferred Stock
                               (Cost $5,956,238)                                           6,151,930
                                                                                    ----------------

NUMBER OF
WARRANTS                                                                                 VALUE
----------------------------------------------------------------------------------------------------
WARRANTS: 0.0%

                               BUILDING MATERIALS: 0.0%
          3,100      @,#,I     Dayton Superior Corp.,
                                 Expires 06/15/09                                                 31
                                                                                    ----------------
                                                                                                  31
                                                                                    ----------------
                               COMMERCIAL SERVICES: 0.0%
         92,950      @,X,I     Comforce Corp.,
                                 Expires 12/01/09                                                930
                                                                                    ----------------
                                                                                                 930
                                                                                    ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 0.0%
          5,480      @,X,I     North Atlantic Trading Co.,
                                 Expires 6/15/2007                                                 1
                                                                                    ----------------
                                                                                                   1
                                                                                    ----------------
                               TELECOMMUNICATIONS: 0.0%
            490       @,#      American Tower Corp.,
                                 Expires 8/1/2008                                             60,269
          6,600      @,#,X     ICG Communications, Inc.,
                                 Expires 10/15/05                                                  1
          3,833       @,X      US Interactive, Expires 04/17/05                                   --
                                                                                    ----------------
                                                                                              60,270
                                                                                    ----------------
                               Total Warrants
                                 (Cost $250,729)                                              61,232
                                                                                    ----------------
                               Total Long-Term Investments
                                 (Cost $330,873,783)                                     299,092,061
                                                                                    ----------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund              PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                  (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.3%

                               REPURCHASE AGREEMENT: 2.3%
$     7,261,000                Morgan Stanley Repurchase
                                 Agreement dated 9/30/03, 1.050%,
                                 due 10/01/03, 7,261,000 to be received
                                 upon repurchase (Collateralized by
                                 $7,265,000 Federal Home Loan Mortgage
                                 Notes, 2.500% Market Value $7,408,786 due
                                 12/15/2005)                                        $      7,261,000
                                                                                    ----------------
                               Total Short-term Investments
                                 (Cost $7,261,000)                                         7,261,000
                                                                                    ----------------
                               TOTAL INVESTMENTS IN SECURITIES
                                 (COST $338,134,783)*                       98.6%   $    306,353,061
                               OTHER ASSETS AND
                                 LIABILITIES-NET                             1.4           4,412,548
                                                                           -----    ----------------
                               NET ASSETS                                  100.0%   $    310,765,609
                                                                           =====    ================

@      Non-income producing security

@@     Foreign Issuer

&      Payment-in-kind

REITs  Real Estate Investment Trusts

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I      Illiquid Security

L Loaned security, a portion or all of the security is on loan at September 30, 2003

**     Defaulted security

X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                               Gross Unrealized Appreciation                        $     15,316,007
                               Gross Unrealized Depreciation                             (47,097,729)
                                                                                    ----------------
                               Net Unrealized Depreciation                          $    (31,781,722)
                                                                                    ================

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS: 26.8%

                               AGRICULTURE: 0.0%
$        35,000       #,L      Dimon, Inc., 7.750%,
                                 due 06/01/13                                       $         36,050
                                                                                    ----------------
                                                                                              36,050
                                                                                    ----------------
                               AIRLINES: 0.9%
        327,695                American Airlines, Inc.,
                                 6.977%, due 05/23/21                                        283,208
      2,042,000                American Airlines, Inc.,
                                 7.024%, due 10/15/09                                      1,996,033
        472,170                Continental Airlines, Inc.,
                                 6.545%, due 08/02/20                                        462,609
        381,907                US Airways Pass Through Trust,
                                 6.850%, due 01/30/18                                        357,890
                                                                                    ----------------
                                                                                           3,099,740
                                                                                    ----------------
                               APPAREL: 0.0%
         55,000        #       Phillips-Van Heusen, 8.125%,
                                 due 05/01/13                                                 57,888
                                                                                    ----------------
                                                                                              57,888
                                                                                    ----------------
                               AUTO MANUFACTURERS: 1.2%
        847,000                Ford Motor Co., 6.375%,
                                 due 02/01/29                                                691,801
      1,038,000                Ford Motor Co., 6.625%,
                                 due 10/01/28                                                877,373
      2,164,000        L       General Motors Corp.,
                                 8.375%, due 07/15/33                                      2,269,051
                                                                                    ----------------
                                                                                           3,838,225
                                                                                    ----------------
                               AUTO PARTS & EQUIPMENT: 0.0%
         45,000                Rexnord Corp., 10.125%,
                                 due 12/15/12                                                 50,175
         15,000      #,L       TRW Automotive, Inc.,
                                 11.000%, due 02/15/13                                        17,550
                                                                                    ----------------
                                                                                              67,725
                                                                                    ----------------
                               BANKS: 4.0%
        583,000                Bank of America Corp., 6.375%,
                                 due 02/15/08                                                656,406
        500,000        #       BankAmerica Institutional,
                                 Class A, 8.070%, due 12/31/26                               586,195
        148,000        #       BankAmerica Institutional, Class B,
                                 7.700%, due 12/31/26                                        167,056
         74,000                Barnett Capital I, 8.060%, due
                                 12/01/26                                                     86,163
        180,000                Barnett Capital II, 7.950%,
                                 due 12/01/26                                                207,265
        140,000                BNY Capital I, 7.970%,
                                 due 12/31/26                                                160,650
      1,175,000      @@,#      Credit Suisse First Boston/London,
                                 7.900%, due 05/29/49                                      1,340,521
      2,045,000        #       Dresdner Funding Trust I, 8.151%,
                                 due 06/30/31                                              2,243,597
         74,000                FBS Capital I, 8.090%,
                                 due 11/15/26                                                 84,497
        397,000                First Union Institutional
                                 Capital II, 7.850%, due 01/01/27                            455,142
        150,000                Fleet Capital Trust II, 7.920%,
                                 due 12/11/26                                                164,646
        973,000       @@       HSBC Holdings PLC, 7.500%,
                                 due 07/15/09                                              1,154,809
$       588,000                M&T Bank Corp., 3.850%,
                                 due 04/01/13                                       $        590,362
      1,110,000                Mellon Capital I, 7.720%,
                                 due 12/01/26                                              1,262,547
        380,000        S       NB Capital Trust IV, 8.250%,
                                 due 04/15/27                                                452,983
      1,630,000        L       RBS Capital Trust I, 4.709%,
                                 due 12/29/49                                              1,580,200
        670,000        S       Wells Fargo & Co., 3.120%,
                                 due 08/15/08                                                668,238
         80,000        #       Wells Fargo Capital A, 7.730%,
                                 due 12/01/26                                                 91,089
        865,000       #,L      Westpac Capital Trust III,
                                 5.819%, due 12/29/49                                        901,184
                                                                                    ----------------
                                                                                          12,853,550
                                                                                    ----------------
                               BEVERAGES: 0.8%
      1,060,000     @@,#,L     Cia Brasileira de Bebidas,
                                 8.750%, due 09/15/13                                      1,075,900
        295,000      @@,#      Coca-Cola HBC Finance BV,
                               5.125%, due 09/17/13                                          304,042
        284,000     @@,#,L     Coca-Cola HBC Finance BV,
                                 5.500%, due 09/17/15                                        299,141
        990,000       #,S      Miller Brewing Co., 4.250%,
                                 due 08/15/08                                              1,018,231
                                                                                    ----------------
                                                                                           2,697,314
                                                                                    ----------------
                               CHEMICALS: 0.1%
        217,000        L       Dow Chemical Co., 5.750%,
                                 due 11/15/09                                                232,542
                                                                                    ----------------
                                                                                             232,542
                                                                                    ----------------
                               COMMERCIAL SERVICES: 0.0%
         75,000                Coinmach Corp., 9.000%,
                                 due 02/01/10                                                 80,250
                                                                                    ----------------
                                                                                              80,250
                                                                                    ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 3.2%
        838,000        L       Boeing Capital Corp., 7.375%,
                                 due 09/27/10                                                975,339
      1,175,000     @@,#,XX    Brazilian Merchant Voucher
                                 Receivables Ltd., 5.911%,
                                 due 06/15/11                                              1,158,843
        559,000                Capital One Bank, 5.750%,
                                 due 09/15/10                                                589,206
        417,000                CitiCorp Capital I, 7.933%,
                                 due 02/15/27                                                485,078
         85,000        X       Corestates Capital Trust I,
                                 8.000%, due 12/15/26                                         98,941
        953,000        S       Countrywide Home Loans, Inc.,
                                 4.250%, due 12/19/07                                        983,083
         15,000     @@,#,L     Eircom Funding, 8.250%,
                                 due 08/15/13                                                 16,200
        449,000        #       Farmers Exchange Capital,
                                 7.050%, due 07/15/28                                        421,358
        555,000        #       Farmers Exchange Capital,
                                 7.200%, due 07/15/48                                        492,955
        351,000        L       Ford Motor Credit Co., 5.625%,
                                 due 10/01/08                                                355,404
        409,000                Ford Motor Credit Co., 7.375%,
                                 due 10/28/09                                                436,488
        865,000        S       General Electric Capital Corp.,
                                 3.500%, due 08/15/07                                        881,791

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                   (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$       412,000                General Motors Acceptance
                                 Corp., 6.625%, due 10/15/05                        $        439,154
         10,000        #       HLI Operating Co., Inc.,
                                 10.500%, due 06/15/10                                        10,950
          4,447        #       Hollinger Participation Trust,
                                 12.125%, due 11/15/10                                         5,031
        679,000       S,L      Lehman Brothers Holdings, Inc.,
                                 3.500%, due 08/07/08                                        681,120
        645,000      #,XX      Mangrove Bay Pass-Through
                                 Trust, 6.102%, due 07/15/33                                 637,312
          5,000        S       Nexstar Finance, Inc., 12.000%,
                                 due 04/01/08                                                  5,625
        680,000      @@,#      PF Export Receivables Master
                                 Trust, 3.748%, due 06/01/13                                 675,182
        696,800      @@,#      PF Export Receivables Master
                                 Trust, 6.436%, due 06/01/15                                 697,319
          5,000                Technical Olympic USA, Inc.,
                                 9.000%, due 07/01/10                                          5,300
         10,000       #,L      Universal City Development
                                 Partners, 11.750%,
                                 due 04/01/10                                                 11,300
        315,000        #       Wachovia Capital Trust V,
                                 7.965%, due 06/01/27                                        383,170
                                                                                    ----------------
                                                                                          10,446,149
                                                                                    ----------------
                               ELECTRIC: 2.4%
        335,000        #       Calpine Corp., 6.853%,
                                 due 07/15/07                                                315,319
        360,000      #,S,L     Consumers Energy Co.,
                                 4.250%, due 04/15/08                                        365,260
        667,000       #,S      Consumers Energy Co.,
                                 4.800%, due 02/17/09                                        684,854
         45,000        L       Homer City Funding LLC,
                                 8.734%, due 10/01/26                                         46,350
        910,000        #       Indianapolis Power & Light,
                                 6.300%, due 07/01/13                                        934,969
        639,000                Nisource Finance Corp.,
                                 6.150%, due 03/01/13                                        685,368
        411,000                Nisource Finance Corp.,
                                 7.625%, due 11/15/05                                        454,729
        911,000       #,S      Ohio Edison Co., 4.000%,
                                 due 05/01/08                                                901,528
      1,310,000                Ohio Power Co., 6.375%,
                                 due 07/15/33                                              1,334,892
        600,000        #       Oncor Electric Delivery Co.,
                                 6.375%, due 01/15/15                                        659,819
        490,000                Penn Electric Co., 6.625%,
                                 due 04/01/19                                                519,478
        535,000       #,S      PG&E Corp., 6.875%,
                                 due 07/15/08                                                564,425
        523,000       #,L      TXU Energy Co., 7.000%,
                                 due 03/15/13                                                569,734
                                                                                    ----------------
                                                                                           8,036,725
                                                                                    ----------------
                               ELECTRONICS: 0.0%
         50,000                Fisher Scientific Intl., 8.125%,
                                 due 05/01/12                                                 53,375
         40,000                Stoneridge, Inc., 11.500%,
                                 due 05/01/12                                                 45,900
                                                                                    ----------------
                                                                                              99,275
                                                                                    ----------------
                               ENTERTAINMENT: 0.0%
$        45,000        S       Carmike Cinemas, Inc.,
                                 10.375%, due 02/01/09                              $         47,475
                                                                                    ----------------
                                                                                              47,475
                                                                                    ----------------
                               ENVIRONMENTAL CONTROL: 0.1%
        403,000                Allied Waste North America,
                                 7.625%, due 01/01/06                                        423,150
                                                                                    ----------------
                                                                                             423,150
                                                                                    ----------------
                               FOOD: 1.3%
         65,000                Great Atlantic & Pacific Tea Co.,
                                 9.125%, due 12/15/11                                         61,425
        292,000        L       Kroger Co., 5.500%,
                                 due 02/01/13                                                305,973
        427,000                Kroger Co., 7.250%,
                                 due 06/01/09                                                497,451
        784,000                Safeway, Inc., 4.800%,
                                 due 07/16/07                                                826,366
      1,150,000                Supervalu, Inc., 7.875%,
                                 due 08/01/09                                              1,345,672
      1,077,000                Tyson Foods, Inc., 7.250%,
                                 due 10/01/06                                              1,200,370
                                                                                    ----------------
                                                                                           4,237,257
                                                                                    ----------------
                               FOREST PRODUCTS & PAPER: 0.7%
        570,000       @@       Abitibi-Consolidated, Inc.,
                                 6.950%, due 12/15/06                                        594,582
        321,000      @@,S      Abitibi-Consolidated, Inc.,
                                 6.950%, due 04/01/08                                        330,760
        472,000        S       Fort James Corp., 6.625%,
                                 due 09/15/04                                                486,160
         60,000                Georgia-Pacific Corp., 9.375%,
                                 due 02/01/13                                                 67,275
        742,000                Weyerhaeuser Co., 6.875%,
                                 due 12/15/33                                                787,207
                                                                                    ----------------
                                                                                           2,265,984
                                                                                    ----------------
                               HOME BUILDERS: 0.0%
         30,000                Beazer Homes USA, Inc.,
                                 8.375%, due 04/15/12                                         32,550
         10,000        #       K. Hovnanian Enterprises, Inc.,
                                 7.750%, due 05/15/13                                         10,350
         15,000                Meritage Corp., 9.750%,
                                 due 06/01/11                                                 16,500
         15,000                Ryland Group, Inc., 8.000%,
                                 due 08/15/06                                                 16,144
         30,000                Ryland Group, Inc., 9.125%,
                                 due 06/15/11                                                 33,937
                                                                                    ----------------
                                                                                             109,481
                                                                                    ----------------
                               INSURANCE: 0.8%
        839,000        #       Farmers Insurance Exchange,
                                 8.625%, due 05/01/24                                        858,266
        644,000       #,S      Monumental Global Funding II,
                                 3.850%, due 03/03/08                                        658,686
      1,043,000       #,L      Zurich Capital Trust I, 8.376%,
                                 due 06/01/37                                              1,199,362
                                                                                    ----------------
                                                                                           2,716,314
                                                                                    ----------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                   (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               LODGING: 0.5%
$        40,000       S,L      Hilton Hotels Corp., 7.625%,
                                 due 05/15/08                                       $         44,000
        674,000                MGM Mirage, 6.000%,
                                 due 10/01/09                                                680,739
         20,000                Park Place Entertainment Corp.,
                                 7.000%, due 04/15/13                                         20,775
        403,000                Park Place Entertainment Corp.,
                                 9.375%, due 02/15/07                                        446,323
        403,000                Starwood Hotels & Resorts
                                 Worldwide, Inc., 7.375%,
                                 due 05/01/07                                                434,233
                                                                                    ----------------
                                                                                           1,626,070
                                                                                    ----------------
                               MEDIA: 0.5%
         25,000                Allbritton Communications Co.,
                                 7.750%, due 12/15/12                                         25,625
        330,000        L       AOL Time Warner, Inc., 6.875%,
                                 due 05/01/12                                                371,001
         20,000                DirecTV Holdings LLC, 8.375%,
                                 due 03/15/13                                                 22,650
        271,000        #       Echostar DBS Corp., 4.410%,
                                 due 10/01/08                                                277,436
        373,000        #       Echostar DBS Corp., 5.750%,
                                 due 10/01/08                                                375,331
          5,000        S       Granite Broadcasting Corp.,
                                 8.875%, due 05/15/08                                          4,831
         60,000                Granite Broadcasting Corp.,
                                 10.375%, due 05/15/05                                        59,400
         10,000                Gray Television, Inc., 9.250%,
                                 due 12/15/11                                                 11,075
         15,000       S,L      Paxson Communications Corp.,
                                 10.750%, due 07/15/08                                        15,919
         30,000                Salem Communications Holding
                                 Corp., 9.000%, due 07/01/11                                  32,438
        445,000                Time Warner, Inc., 6.950%, due
                                 01/15/28                                                    471,655
                                                                                    ----------------
                                                                                           1,667,361
                                                                                    ----------------
                               MISCELLANEOUS MANUFACTURING: 0.3%
      1,120,000                General Electric Co., 5.000%,
                                 due 02/01/13                                              1,150,269
          5,000        L       SPX Corp., 7.500%,
                                 due 01/01/13                                                  5,288
                                                                                    ----------------
                                                                                           1,155,557
                                                                                    ----------------
                               MULTI-NATIONAL: 0.6%
        946,000       @@       Corp Andina de Fomento CAF,
                                 5.200%, due 05/21/13                                        939,576
        913,000       @@       Corp Andina de Fomento CAF,
                                 6.875%, due 03/15/12                                      1,015,809
                                                                                    ----------------
                                                                                           1,955,385
                                                                                    ----------------

                               OIL AND GAS: 2.3%
        721,000                Amerada Hess Corp., 5.900%,
                                 due 08/15/06                                                777,740
        655,000        L       Amerada Hess Corp., 7.125%,
                                 due 03/15/33                                                690,985
         15,000        #       Energy Partners Ltd., 8.750%,
                                 due 08/01/10                                                 15,450
        923,000                Enterprise Products Partners LP,
                                 6.875%, due 03/01/33                                        998,154
      2,384,000      @@,+      Husky Oil Co., 8.900%,
                                 due 08/15/28                                              2,804,179
$        46,000       S        Nuevo Energy Co., 9.500%,
                                 due 06/01/08                                       $         48,588
      1,149,000        L       Pemex Project Funding Master
                                 Trust, 7.375%, due 12/15/14                               1,240,920
        490,000        L       Valero Energy Corp., 7.500%,
                                 due 04/15/32                                                547,348
        499,000                Valero Energy Corp., 8.750%,
                                 due 06/15/30                                                624,210
                                                                                    ----------------
                                                                                           7,747,574
                                                                                    ----------------
                               PACKAGING AND CONTAINERS: 0.6%
         50,000                Greif, Inc., 8.875%, due
                                 08/01/12                                                     54,375
        911,000       #,L      Sealed Air Corp., 5.625%,
                                 due 07/15/13                                                924,578
      1,019,000       #,S      Sealed Air Corp., 6.950%,
                                 due 05/15/09                                              1,140,374
                                                                                    ----------------
                                                                                           2,119,327
                                                                                    ----------------
                               PIPELINES: 0.7%
        926,000        L       CenterPoint Energy Resources
                                 Corp., 8.125%, due 07/15/05                                 993,508
        184,000                Duke Energy Field Services LLC,
                                 7.500%, due 08/16/05                                        201,886
         25,000                GulfTerra Energy Finance Corp.,
                                 10.625%, due 12/01/12                                        29,438
        809,000                Kinder Morgan Energy
                                 Partners LP, 7.300%,
                                 due 08/15/33                                                936,027
         45,000                Southern Natural Gas Co.,
                                 7.350%, due 02/15/31                                         41,625
         20,000                Transcontinental Gas Pipe
                                 Line Corp., 8.875%,
                                 due 07/15/12                                                 22,725
                                                                                    ----------------
                                                                                           2,225,209
                                                                                    ----------------
                               REAL ESTATE: 0.7%
        875,000        S       EOP Operating LP, 7.750%,
                                 due 11/15/07                                              1,018,461
      1,043,000        S       Liberty Property LP, 7.750%,
                                 due 04/15/09                                              1,240,444
                                                                                    ----------------
                                                                                           2,258,905
                                                                                    ----------------
                               REITs: 0.6%
        580,000                Simon Property Group LP,
                                 4.875%, due 03/18/10                                        599,143
      1,125,000        S       Simon Property Group LP,
                                 6.375%, due 11/15/07                                      1,252,675
                                                                                    ----------------
                                                                                           1,851,818
                                                                                    ----------------
                               RETAIL: 0.2%
         25,000                Dollar General Corp., 8.625%,
                                 due 06/15/10                                                 27,906
        482,000        S       Sears Roebuck Acceptance,
                                 6.250%, due 05/01/09                                        535,961
                                                                                    ----------------
                                                                                             563,867
                                                                                    ----------------
                               SAVINGS AND LOANS: 0.3%
        985,000        S       Washington Mutual, Inc.,
                                 4.375%, due 01/15/08                                      1,022,505
                                                                                    ----------------
                                                                                           1,022,505
                                                                                    ----------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                   (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS: 0.0%
$        15,000                AMI Semiconductor, Inc.,
                                 10.750%, due 02/01/13                              $         17,025
         10,000       #,L      Amkor Technology, Inc.,
                                 7.750%, due 05/15/13                                         10,100
                                                                                    ----------------
                                                                                              27,125
                                                                                    ----------------
                               SOVEREIGN: 0.6%
        475,000       @@       Dominican Republic,
                                 9.040%, due 01/23/13                                        415,710
        874,000       @@       Federal Republic of Brazil,
                                 2.188%, due 04/15/12                                        707,128
        478,000       @@       Republic of Ecuador, 10.000%,
                                 due 08/15/30                                                300,889
        293,000       @@       Republic of El Salvador, 7.750%,
                                 due 01/24/23                                                310,057
        402,046       @@       Republic of Panama, 1.938%,
                                 due 07/17/16                                                345,538
                                                                                    ----------------
                                                                                           2,079,322
                                                                                    ----------------
                               TELECOMMUNICATIONS: 3.4%
         25,000       #,L      ACC Escrow Corp., 10.000%,
                                 due 08/01/11                                                 27,000
         15,000     #, S,L     American Tower Corp., 9.375%,
                                 due 02/01/09                                                 15,375
        623,000        S       AT&T Corp., 6.000%, due
                                 03/15/09                                                    671,758
        770,000        L       AT&T Corp., 7.800%,
                                 due 11/15/11                                                891,628
        365,000        L       AT&T Corp., 8.500%,
                                 due 11/15/31                                                433,660
        864,000                AT&T Wireless Services, Inc.,
                                 8.125%, due 05/01/12                                      1,027,814
          5,000        L       Crown Castle Intl. Corp.,
                                 10.750%, due 08/01/11                                         5,575
         15,000        S       Qwest Communications Intl.,
                                 7.500%, due 11/01/08                                         14,475
          5,000       #,L      Qwest Services Corp.,
                                 14.000%, due 12/15/14                                         6,038
        921,000                Sprint Capital Corp., 6.000%,
                                 due 01/15/07                                                992,012
      1,491,000                Sprint Capital Corp., 6.875%,
                                 due 11/15/28                                              1,459,124
      1,648,000                TCI Communications Finance,
                                 9.650%, due 03/31/27                                      1,954,939
      1,015,000       @@       TELUS Corp., 8.000%,
                                 due 06/01/11                                              1,187,007
      1,472,000        L       Verizon Florida, Inc.,
                                 6.125%, due 01/15/13                                      1,613,130
        740,000                Verizon Virginia, Inc.,
                                 4.625%, due 03/15/13                                        729,683
                                                                                    ----------------
                                                                                          11,029,218
                                                                                    ----------------
                               Total Corporate Bonds
                                 (Cost $85,706,947)                                       88,674,337
                                                                                    ----------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 41.2%

                               FEDERAL HOME LOAN
                                 MORTGAGE CORPORATION: 5.3%
      2,553,530                1.245%, due 05/25/31                                        2,554,280
      1,629,076                1.260%, due 04/25/30                                        1,629,739
      1,111,062                1.270%, due 01/25/32                                        1,112,419
      2,249,861                1.460%, due 02/15/32                                        2,255,784
         43,046                1.510%, due 10/15/24                                           43,079
$     3,220,000        L       2.875%, due 09/15/05                                 $      3,298,575
        235,000                4.000%, due 04/15/21                                          240,773
      3,081,499                5.500%, due 05/15/31                                        3,138,229
      2,880,000                5.875%, due 03/21/11                                        3,172,461
                                                                                    ----------------
                                                                                          17,445,339
                                                                                    ----------------
                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION: 34.9%
        477,796                1.320%, due 11/26/32                                          476,097
      1,345,175                1.510%, due 04/18/28                                        1,351,436
        742,007                1.570%, due 12/25/29                                          721,256
      1,048,086                1.670%, due 01/25/32                                        1,063,840
      3,330,000        L       2.375%, due 04/13/06                                        3,340,087
        975,000                2.859%, due 12/26/29                                          980,571
      3,320,000        L       2.875%, due 05/19/08                                        3,274,068
      3,253,000                4.000%, due 09/02/08                                        3,342,337
      1,734,000                4.000%, due 06/25/16                                        1,776,441
      3,000,000                4.500%, due 10/18/18 TBA                                    3,025,314
      1,509,000       XX       4.750%, due 12/25/42                                        1,543,660
      9,010,000                5.000%, due 10/15/18 TBA                                    9,232,439
     12,535,000                5.000%, due 11/15/33 TBA                                   12,495,828
      5,820,000        L       5.250%, due 04/15/07                                        6,364,519
         85,000                5.500%, due 10/15/18 TBA                                       87,948
      1,606,487                5.500%, due 02/01/23                                        1,654,173
     11,820,000                5.500%, due 11/01/32 TBA                                   12,015,763
        131,013                6.000%, due 08/01/16                                          136,797
      4,500,000                6.000%, due 09/01/17                                        4,698,832
      1,444,047                6.000%, due 11/01/22                                        1,497,078
      2,030,670                6.000%, due 07/25/24                                        2,143,616
      2,564,615                6.000%, due 06/25/27                                        2,577,455
        612,482                6.000%, due 07/25/29                                          616,101
      2,097,078                6.000%, due 08/01/33                                        2,176,702
     18,685,000                6.000%, due 11/15/33 TBA                                   19,233,872
         88,612                6.500%, due 07/01/29                                           92,476
      1,000,100                6.500%, due 08/01/29                                        1,045,348
      1,000,000                6.500%, due 07/25/30                                        1,061,167
        774,003                6.500%, due 06/01/31                                          807,094
          7,642                6.500%, due 06/01/31                                            7,969
      2,527,379                6.500%, due 07/01/31                                        2,640,072
          4,247                6.500%, due 07/01/31                                            4,428
        103,771                6.500%, due 08/01/31                                          108,207
         64,830                6.500%, due 09/01/31                                           67,657
          9,071                6.500%, due 09/01/31                                            9,459
         33,711                6.500%, due 09/01/31                                           35,152
        960,307                6.500%, due 11/01/31                                        1,001,363
         30,522                6.500%, due 11/01/31                                           31,827
        517,634                6.500%, due 04/01/32                                          539,740
         74,352                6.500%, due 04/01/32                                           77,527
        747,156                6.500%, due 06/01/32                                          779,064
        440,713                6.500%, due 06/01/32                                          459,535
        164,133                6.500%, due 07/01/32                                          171,142
        563,093                6.500%, due 07/01/32                                          587,141
         28,950                6.500%, due 07/01/32                                           30,186
        434,957                6.500%, due 07/01/32                                          453,532
        654,349                6.500%, due 07/01/32                                          682,294
        165,530                6.500%, due 07/01/32                                          172,599
        179,097                6.500%, due 08/01/32                                          186,745
        302,794                6.500%, due 08/01/32                                          315,726
        161,067                6.500%, due 08/01/32                                          167,946
         42,757                6.500%, due 08/01/32                                           44,583
        717,118                6.500%, due 09/01/32                                          747,743
      1,310,782                6.500%, due 09/01/32                                        1,366,762
        362,455                6.500%, due 01/01/33                                          377,934

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                   (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION (CONTINUED)
$       490,292                6.500%, due 02/01/33                                 $        511,206
     11,111,602                6.565%, due 02/17/29                                          932,817
         25,554                7.000%, due 09/01/28                                           27,084
         25,975                7.000%, due 03/01/30                                           27,515
         26,055                7.000%, due 12/01/31                                           27,584
         26,283                7.000%, due 02/01/32                                           27,818
      1,895,934                7.000%, due 04/01/32                                        2,007,209
        284,972                7.000%, due 06/01/32                                          301,550
      1,318,632                7.500%, due 12/25/41                                        1,446,787
                                                                                    ----------------
                                                                                         115,208,218
                                                                                    ----------------
                               GOVERNMENT NATIONAL
                                 MORTGAGE ASSOCIATION: 1.0%
      2,000,000                6.000%, due 10/01/32 TBA                                    2,077,500
        209,693                7.000%, due 09/15/29                                          223,234
      2,616,214                7.130%, due 06/16/31                                          320,482
        234,784                8.000%, due 01/20/31                                          251,981
         74,159                10.000%, due 03/15/19                                          84,162
         60,763                10.000%, due 01/15/21                                          69,045
        119,144                10.000%, due 01/15/21                                         135,383
         94,091                10.000%, due 01/15/21                                         106,915
                                                                                    ----------------
                                                                                           3,268,702
                                                                                    ----------------
                               Total U.S. Government
                                 Agency Obligations
                                 (Cost $135,546,175)                                     135,922,259
                                                                                    ----------------
U.S. TREASURY OBLIGATIONS: 12.4%

                               U.S. TREASURY BONDS: 1.8%
      5,436,000       S,L      5.375%, due 02/15/31                                        5,835,209
                                                                                    ----------------
                                                                                           5,835,209
                                                                                    ----------------
                               U.S. TREASURY NOTES: 10.6%
     19,252,000       S,L      2.000%, due 08/31/05                                       19,465,582
        300,000        L       2.375%, due 08/15/06                                          304,254
      2,500,000       S,L      3.000%, due 01/31/04                                        2,517,190
      3,483,000        L       3.125%, due 09/15/08                                        3,532,525
      9,191,000       S,L      4.250%, due 08/15/13                                        9,424,727
                                                                                    ----------------
                                                                                          35,244,278
                                                                                    ----------------
                               Total U.S. Treasury
                                 Obligations (Cost
                                 $40,259,615)                                             41,079,487
                                                                                    ----------------
ASSET-BACKED SECURITIES: 5.6%

                               AUTOMOBILE ASSET BACKED SECURITIES: 0.8%
      1,500,000                Capital Auto Receivables
                                 Asset Trust, 2.750%,
                                 due 04/16/07                                              1,528,208
        910,000                Nissan Auto Receivables
                                 Owner Trust, 2.610%,
                                 due 07/15/08                                                919,459
        200,000                USAA Auto Owner Trust,
                                 2.040%, due 02/16/10                                        199,146
                                                                                    ----------------
                                                                                           2,646,813
                                                                                    ----------------
                               CREDIT CARD ASSET BACKED SECURITIES: 1.0%
        560,000                Bank One Issuance Trust,
                                 4.540%, due 09/15/10                                        574,548
        530,000                Capital One Master Trust,
                                 4.900%, due 03/15/10                                        566,035
      1,335,000                Citibank Credit Card Issuance
                                 Trust, 5.650%, due 06/16/08                               1,451,851
$       650,000                Fleet Credit Card Master
                                 Trust II, 2.400%, due
                                 07/15/08                                           $        656,335
                                                                                    ----------------
                                                                                           3,248,769
                                                                                    ----------------
                               HOME EQUITY ASSET BACKED SECURITIES: 3.7%
      3,582,491                EQCC Trust, 1.420%, due
                                 11/25/31                                                  3,587,553
        975,000                Equity One Abs, Inc., 2.976%,
                                 due 09/25/33                                                987,848
      1,198,111                New Century Home Equity
                                 Loan Trust, 1.400%,
                                 due 07/25/30                                              1,197,040
      2,267,087                New Century Home Equity
                                 Loan Trust, 1.400%,
                                 due 06/20/31                                              2,265,498
        846,289                Residential Asset Securities
                                 Corp., 1.350%,
                                 due 09/25/31                                                844,816
      1,444,353                Residential Asset Securities
                                 Corp., 1.420%,
                                 due 06/25/32                                              1,446,473
        488,000                Residential Funding
                                 Mortgage Securities II,
                                 3.450%, due 01/25/16                                        498,508
      1,500,000                Saxon Asset Securities Trust,
                                 3.960%, due 06/25/33                                      1,506,268
                                                                                    ----------------
                                                                                          12,334,004
                                                                                    ----------------
                               OTHER ASSET BACKED SECURITIES: 0.1%
        210,932    @@,#,I,S    Garanti Trade Payment
                                 Rights Master Trust,
                                 10.810%, due 06/15/04                                       213,947
                                                                                    ----------------
                                                                                             213,947
                                                                                    ----------------
                               Total Asset Backed Securities
                                 (Cost $18,372,720)                                       18,443,533
                                                                                    ----------------
COLLATERALIZED MORTGAGE OBLIGATION: 23.7%

                               AGENCY COLLATERAL MORTGAGE
                                 OBLIGATION: 0.5%
      1,525,675                Vendee Mortgage Trust,
                                 5.847%, due 09/15/23                                      1,566,091
                                                                                    ----------------
                                                                                           1,566,091
                                                                                    ----------------
                               COMMERCIAL MORTGAGE
                                 BACKED SECURITIES: 5.9%
      1,170,000                Chase Manhattan Bank - First
                                 Union National Bank,
                                 7.439%, due 08/15/31                                      1,376,867
        950,000                CS First Boston Mortgage
                                 Securities Corp., 3.382%,
                                 due 05/15/38                                                919,151
        702,635                CS First Boston Mortgage
                                 Securities Corp., 3.727%,
                                 due 03/15/35                                                705,113
        688,000                DLJ Commercial Mortgage
                                 Corp., 7.300%,
                                 due 06/10/32                                                805,714
      1,050,000                GE Capital Commercial
                                 Mortgage Corp., 5.994%,
                                 due 12/10/35                                              1,163,949
        645,000                JP Morgan Chase Commercial
                                 Mortgage Securities Corp.,
                                 5.161%, due 10/12/37                                        673,493

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                   (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               COMMERCIAL MORTGAGE
                                 BACKED SECURITIES (CONTINUED)
$     1,350,000                JP Morgan Chase Commercial
                                 Mortgage Securities Corp.,
                                 6.162%, due 05/12/34                               $      1,504,618
      1,780,000                JP Morgan Chase Commercial
                                 Mortgage Securities Corp.,
                                 6.244%, due 04/15/35                                      1,984,191
      1,330,000                LB-UBS Commercial Mortgage
                                 Trust, 4.659%, due 12/15/26                               1,369,364
      1,040,000                LB-UBS Commercial Mortgage
                                 Trust, 6.226%, due 03/15/26                               1,162,887
        400,000                Morgan Stanley Capital I,
                                 7.020%, due 03/15/32                                        462,244
      1,780,000                Mortgage Capital Funding, Inc.,
                                 6.663%, due 03/18/30                                      2,010,970
      4,046,431                Prudential Commercial
                                 Mortgage Trust, 3.669%,
                                 due 02/11/36                                              4,055,133
        400,000                Salomon Brothers Mortgage
                                 Securities VII, 7.520%, due
                                 12/18/09                                                    473,290
        750,000                Wachovia Bank Commercial
                                 Mortgage Trust, 3.989%,
                                 due 06/15/35                                                717,404
                                                                                    ----------------
                                                                                          19,384,388
                                                                                    ----------------
                               WHOLE LOAN COLLATERALLIZED MORTGAGE: 15.9%
        987,996                ABN Amro Mortgage Corp,
                                 1.610%, due 03/25/18                                        991,665
        825,654                ABN Amro Mortgage Corp.,
                                 6.500%, due 02/25/32                                        839,786
      1,644,529                Bank of America Alternative
                                 Loan Trust, 5.500%, due
                                 02/25/33                                                  1,701,480
        680,863                Bank of America Mortgage
                                 Securities, 4.413%, due
                                 03/25/33                                                    693,430
        237,038                Bank of America Mortgage
                                 Securities, 5.242%, due
                                 02/25/32                                                    241,538
         61,087                Bank of America Mortgage
                                 Securities, 6.250%, due
                                 10/25/32                                                     61,090
        245,360                Bank of America Mortgage
                                 Securities, 6.500%, due
                                 01/25/32                                                    252,868
        490,719                Bank of America Mortgage
                                 Securities, 6.500%, due
                                 01/25/32                                                    506,790
      4,546,133                Bear Stearns Asset Backed
                                 Securities, Inc., 5.625%,
                                 due 11/25/32                                              4,641,383
      1,085,481                CitiCorp Mortgage Securities,
                                 Inc., 1.570%, due 03/25/33                                1,086,888
         71,165                CitiCorp Mortgage Securities,
                                 Inc., 6.250%, due 11/25/16                                   72,385
      4,105,581                Countrywide Alternative Loan
                                 Trust, 1.670%, due 04/25/33                               4,114,757
      5,618,741                Countrywide Home Loans,
                                 1.510%, due 08/25/18                                      5,576,709
      1,324,638                Countrywide Home Loans,
                                 1.620%, due 04/25/18                                      1,330,814
        512,537                Countrywide Home Loans,
                                 1.620%, due 11/25/32                                        513,281
$       292,368                GSR Mortgage Loan Trust,
                                 1.820%, due 07/25/32                               $        293,209
      2,932,905                MASTR Alternative Loans
                                 Trust, 6.500%, due 05/25/33                               2,993,859
        849,442                MASTR Asset Securitization
                                 Trust, 8.000%, due 06/25/33                                 879,738
      4,200,000      +,XX      MLCC Mortgage Investors Inc,
                                 1.440%, due 10/25/28                                      4,200,000
        358,139                Residential Accredit Loans,
                                 Inc., 7.750%, due 05/25/27                                  357,940
      9,384,551                Residential Funding Mortgage
                                 Sec I, 1.560%, due 11/25/18                               9,348,468
      2,378,462                Washington Mutual, 1.620%,
                                 due 01/25/18                                              2,384,319
      3,010,150                Washington Mutual, 1.720%,
                                 due 03/25/33                                              3,016,738
      4,738,805                Washington Mutual, 5.000%,
                                 due 06/25/18                                              4,892,103
      1,460,000                Wells Fargo Mortgage Backed
                                 Securities Trust, 4.500%,
                                 due 08/25/18                                              1,395,983
        101,824                Wells Fargo Mortgage Backed
                                 Securities Trust, 6.000%,
                                 due 12/25/16                                                103,845
                                                                                    ----------------
                                                                                          52,491,066
                                                                                    ----------------
                               WHOLE LOAN COLLATERALLIZED PLANNED
                                 AMORTIZATION CLASS: 1.4%
      2,178,202                MASTR Alternative Loans Trust,
                                 8.500%, due 05/25/33                                      2,321,432
      1,672,534                Residential Funding Mortgage
                                 Sec I, 1.520%, due 11/25/17                               1,681,304
        611,305                Residential Funding Securities
                                 Corp., 8.500%, due 05/25/33                                 679,042
                                                                                    ----------------
                                                                                           4,681,778
                                                                                    ----------------
                               Total Collateralized Mortgage
                                 Obligation (Cost
                                 $78,081,436)                                             78,123,323
                                                                                    ----------------
OTHER BONDS: 3.4%

                               SOVEREIGN: 3.4%
        571,000       @@       ARG Boden, 0.000%, due
                                 08/03/12                                                    358,874
        740,000       @@       Brazilian Government Intl. Bond,
                                 10.000%, due 08/07/11                                       728,900
        515,000       @@       Brazilian Government Intl. Bond,
                                 11.000%, due 08/17/40                                       489,250
        943,000      @@,XX     Central Bank of Nigeria,
                                 0.000%, due 01/05/10                                        365,413
        700,000       @@       Colombia Government Intl.
                                 Bond, 10.000%, due 01/23/12                                 764,750
        336,000      @@,L      Colombia Government Intl.
                                 Bond, 11.750%, due 02/25/20                                 395,640
        518,000     @@,S,L     Mexico Government Intl. Bond,
                                 4.625%, due 10/08/08                                        529,655
        809,000      @@,L      Mexico Government Intl. Bond,
                                 6.625%, due 03/03/15                                        851,876
        389,000      @@,L      Peru Government Intl. Bond,
                                 9.125%, due 02/21/12                                        434,708
        711,000       @@       Philippine Government Intl.
                                 Bond, 9.875%, due 01/15/19                                  775,879
        476,000       @@       Republic of Bulgaria, 8.250%,
                                 due 01/15/15                                                544,699

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                   (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               SOVEREIGN (CONTINUED)
$       202,000       @@       Republic of Peru, 4.500%,
                                 due 03/07/17                                       $        178,940
      1,844,000       @@       Russia Government Intl. Bond,
                                 5.000%, due 03/31/30                                      1,747,189
        135,000      @@,L      Turkey Government Intl. Bond,
                                 9.500%, due 01/15/14                                        138,038
      1,037,000      @@,L      Turkey Government Intl. Bond,
                                 12.375%, due 06/15/09                                     1,221,067
        150,000      @@,#      Ukraine Government Intl. Bond,
                                 7.650%, due 06/11/13                                        150,000
        168,562       @@       Ukraine Government Intl. Bond,
                                 11.000%, due 03/15/07                                       187,797
        385,000      @@,L      Uruguay Government Intl. Bond,
                                 7.500%, due 03/15/15                                        298,375
        659,000       @@       Venezuela Government Intl.
                                 Bond, 9.250%, due 09/15/27                                  512,702
        634,000      @@,#      Venezuela Government Intl.
                                 Bond, 10.750%, due 09/19/13                                 586,450
                                                                                    ----------------
                               Total Other Bonds
                                 (Cost $10,623,097)                                       11,260,202
                                                                                    ----------------

SHARES                                                                                   VALUE
----------------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.0%

                               MEDIA: 0.0%
            100                Cablevision Systems Corp.                                      10,475
             27        @       Paxson Communications Corp.                                     2,392
            550                Primedia, Inc.                                                 52,937
                                                                                    ----------------
                               Total Preferred Stock
                                 (Cost $65,226)                                               65,804
                                                                                    ----------------

NUMBER OF
WARRANTS                                                                                 VALUE
----------------------------------------------------------------------------------------------------
WARRANTS: 0.0%

                               TELECOMMUNICATIONS: 0.0%
             20                American Tower Corp.,
                                 Expires 8/1/2008                                              2,460
                                                                                    ----------------
                               Total Warrants
                                 (Cost $1,502)                                                 2,460
                                                                                    ----------------
                               Total Long Term Investments
                                 (Cost $368,656,718 )                                    373,571,405
                                                                                    ----------------

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.8%

                               REPURCHASE AGREEMENT: 3.8%
$    12,634,000                Morgan Stanley Repurchase
                                 Agreement dated
                                 09/30/03, 1.050%,
                                 due 10/01/03,
                                 $12,634,368 to be
                                 received upon
                                 repurchase
                                 (Collateralized by
                                 various U.S.
                                 Government
                                 Securities,
                                 2.750%-6.500%,
                                 market value
                                 $12,959,452,
                                 due 11/15/05-03/14/08)                             $     12,634,000
                                                                                    ----------------
                               Total Short-term Investments
                                 (Cost $12,634,000)                                       12,634,000
                                                                                    ----------------
                               TOTAL INVESTMENTS IN
                                 SECURITIES (COST
                                 $381,290,718)*                            116.9%   $    386,205,405
                               OTHER ASSETS AND
                                 LIABILITIES-NET                           (16.9)        (55,894,921)
                                                                           -----    ----------------
                               NET ASSETS                                  100.0%   $    330,310,484
                                                                           =====    ================

@      Non-income producing security

@@     Foreign Issuer

PLC    Public Limited Company

REITs  Real Estate Investment Trusts

TBA    To be announced

+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I      Illiquid Security

L Loaned security, a portion or all of the security is on loan at September 30, 2003.

XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                               Gross Unrealized Appreciation                        $      6,221,204
                               Gross Unrealized Depreciation                              (1,306,517)
                                                                                    ----------------
                               Net Unrealized Appreciation                          $      4,914,687
                                                                                    ================

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS: 27.0%
                               AIRLINES: 1.0%
$        48,788                American Airlines, Inc., 6.977%,
                                 due 05/23/21                                       $         42,165
        300,000                American Airlines, Inc., 7.024%,
                                 due 10/15/09                                                293,247
         68,569                Continental Airlines, Inc., 6.545%,
                                 due 08/02/20                                                 67,180
         55,311                US Airways Pass Through Trust,
                                 6.850%, due 01/30/18                                         51,832
                                                                                    ----------------
                                                                                             454,424
                                                                                    ----------------
                               AUTO MANUFACTURERS: 1.2%
        122,000                Ford Motor Co., 6.375%, due
                                 02/01/29                                                     99,645
        157,000                Ford Motor Co., 6.625%, due
                                 10/01/28                                                    132,705
        320,000        L       General Motors Corp., 8.375%,
                                 due 07/15/33                                                335,535
                                                                                    ----------------
                                                                                             567,885
                                                                                    ----------------
                               BANKS: 4.2%
         84,000                Bank of America Corp., 6.375%,
                                 due 02/15/08                                                 94,577
        135,000        #       Bank of New York Institutional
                                 Capital Trust A, 7.780%, due
                                 12/01/26                                                    151,377
         21,000        #       BankAmerica Institutional, Class B,
                                 7.700%, due 12/31/26                                         23,704
         86,000                Barnett Capital I, 8.060%, due
                                 12/01/26                                                    100,136
         25,000                Barnett Capital II, 7.950%, due
                                 12/01/26                                                     28,787
        190,000      @@,#      Credit Suisse First Boston/London,
                                 7.900%, due 05/29/49                                        216,765
        299,000        #       Dresdner Funding Trust I, 8.151%,
                                 due 06/30/31                                                328,036
         86,000                FBS Capital I, 8.090%, due
                                 11/15/26                                                     98,199
        175,000                First Union Institutional Capital II,
                                 7.850%, due 01/01/27                                        200,629
        141,000       @@       HSBC Holdings PLC, 7.500%, due
                                 07/15/09                                                    167,346
         84,000                M&T Bank Corp., 3.850%, due
                                 04/01/13                                                     84,337
        239,000                RBS Capital Trust I, 4.709%, due
                                 12/29/49                                                    231,698
        110,000                Wells Fargo & Co., 3.120%, due
                                 08/15/08                                                    109,711
        125,000       #,L      Westpac Capital Trust III, 5.819%,
                                 due 12/29/49                                                130,229
                                                                                    ----------------
                                                                                           1,965,531
                                                                                    ----------------
                               BEVERAGES: 0.8%
        158,000      @@,#      Cia Brasileira de Bebidas, 8.750%,
                                 due 09/15/13                                                160,369
         44,000      @@,#      Coca-Cola HBC Finance BV,
                                 5.125%, due 09/17/13                                         45,349
         43,000     @@,#,L     Coca-Cola HBC Finance BV,
                                 5.500%, due 09/17/15                                         45,293
        140,000        #       Miller Brewing Co., 4.250%,
                                 due 08/15/08                                                143,992
                                                                                    ----------------
                                                                                             395,003
                                                                                    ----------------
                               CHEMICALS: 0.1%
$        31,000        L       Dow Chemical Co., 5.750%, due
                                 11/15/09                                           $         33,220
                                                                                    ----------------
                                                                                              33,220
                                                                                    ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 3.1%
        122,000                Boeing Capital Corp., 7.375%,
                                 due 09/27/10                                                141,994
        175,000     @@,#,XX    Brazilian Merchant Voucher
                                 Receivables Ltd., 5.911%, due
                                 06/15/11                                                    172,594
         82,000                Capital One Bank, 5.750%, due
                                 09/15/10                                                     86,431
         21,000                CitiCorp Capital I, 7.933%, due
                                 02/15/27                                                     24,428
        139,000                Countrywide Home Loans, Inc.,
                                 4.250%, due 12/19/07                                        143,388
        145,000        #       Farmers Exchange Capital, 7.050%,
                                 due 07/15/28                                                136,073
         32,000        L       Ford Motor Credit Co., 5.625%,
                                 due 10/01/08                                                 32,401
         62,000                Ford Motor Credit Co., 7.375%,
                                 due 10/28/09                                                 66,167
        126,000                General Electric Capital Corp.,
                                 3.500%, due 08/15/07                                        128,446
         60,000                General Motors Acceptance
                                 Corp., 6.625%, due 10/15/05                                  63,954
         99,000        L       Lehman Brothers Holdings, Inc.,
                                 3.500%, due 08/07/08                                         99,309
         95,000      XX,#      Mangrove Bay Pass-Through Trust,
                                 6.102%, due 07/15/33                                         93,868
            554      @@,I      Nordea Kredit
                                 Realkreditaktieselskab, 6.000%,
                                 due 07/01/29                                                     90
         95,000      @@,#      PF Export Receivables Master
                                 Trust, 3.748%, due 06/01/13                                  94,327
         97,455      @@,#      PF Export Receivables Master
                                 Trust, 6.436%, due 06/01/15                                  97,527
         50,000        #       Wachovia Capital Trust V, 7.965%,
                                 due 06/01/27                                                 60,821
                                                                                    ----------------
                                                                                           1,441,818
                                                                                    ----------------
                               ELECTRIC: 2.7%
         47,000        #       Calpine Corp., 6.853%, due
                                 07/15/07                                                     44,239
        149,000        #       Consumers Energy Co., 4.800%,
                                 due 02/17/09                                                152,988
         56,347        I       East Coast Power LLC, 7.536%,
                                 due 06/30/17                                                 58,037
         94,000       @@       Empresa Nacional de Electricidad
                                 SA/Chile, 8.500%, due 04/01/09                              102,300
         20,000      @@,I      Enersis SA/Cayman Island, 6.600%,
                                 due 12/01/26                                                 20,055
        129,000        #       Indianapolis Power & Light,
                                 6.300%, due 07/01/13                                        132,540
         92,000                Nisource Finance Corp., 6.150%,
                                 due 03/01/13                                                 98,676
         59,000                Nisource Finance Corp., 7.625%,
                                 due 11/15/05                                                 65,277
        131,000        #       Ohio Edison Co., 4.000%, due
                                 05/01/08                                                    129,638
        195,000                Ohio Power Co., 6.375%, due
                                 07/15/33                                                    198,706

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                   (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               ELECTRIC (CONTINUED)
$        89,000        #       Oncor Electric Delivery Co.,
                                 6.375%, due 01/15/15                               $         97,873
         71,000                Penn Electric Co., 6.625%, due
                                 04/01/19                                                     75,271
         77,000        #       TXU Energy Co., 7.000%, due
                                 03/15/13                                                     83,880
                                                                                    ----------------
                                                                                           1,259,480
                                                                                    ----------------
                               ENVIRONMENTAL CONTROL: 0.1%
         58,000        L       Allied Waste North America,
                                 7.625%, due 01/01/06                                         60,900
                                                                                    ----------------
                                                                                              60,900
                                                                                    ----------------
                               FOOD: 1.3%
         43,000                Kroger Co., 5.500%, due 02/01/13                               45,058
         63,000                Kroger Co., 7.250%, due 06/01/09                               73,394
        114,000                Safeway, Inc., 4.800%, due 07/16/07                           120,160
        169,000                Supervalu, Inc., 7.875%, due                                  197,756
        158,000                Tyson Foods, Inc., 7.250%, due
                                 10/01/06                                                    176,099
                                                                                    ----------------
                                                                                             612,467
                                                                                    ----------------
                               FOREST PRODUCTS & PAPER: 0.7%
         83,000       @@       Abitibi-Consolidated, Inc., 6.950%,
                                 due 12/15/06                                                 86,580
         47,000       @@       Abitibi-Consolidated, Inc., 6.950%,
                                 due 04/01/08                                                 48,429
         69,000                Fort James Corp., 6.625%, due
                                 09/15/04                                                     71,070
        110,000                Weyerhaeuser Co., 6.875%, due
                                 12/15/33                                                    116,701
                                                                                    ----------------
                                                                                             322,780
                                                                                    ----------------
                               INSURANCE: 0.8%
        134,000        #       Farmers Insurance Exchange,
                                 8.625%, due 05/01/24                                        137,077
         94,000        #       Monumental Global Funding II,
                                 3.850%, due 03/03/08                                         96,144
        132,000        #       Zurich Capital Trust I, 8.376%,
                                 due 06/01/37                                                151,788
                                                                                    ----------------
                                                                                             385,009
                                                                                    ----------------
                               IRON/STEEL: 0.0%
         25,000                Armco, Inc., 9.000%, due
                                 09/15/07                                                     18,125
                                                                                    ----------------
                                                                                              18,125
                                                                                    ----------------
                               LODGING: 0.5%
        100,000                MGM Mirage, 6.000%, due
                                 10/01/09                                                    101,000
         58,000                Park Place Entertainment Corp.,
                                 9.375%, due 02/15/07                                         64,235
         59,000                Starwood Hotels & Resorts
                                 Worldwide, Inc., 7.375%, due
                                 05/01/07                                                     63,573
                                                                                    ----------------
                                                                                             228,808
                                                                                    ----------------
                               MEDIA: 0.7%
         48,000        L       AOL Time Warner, Inc., 6.875%,
                                 due 05/01/12                                                 53,964
         39,000        #       Echostar DBS Corp., 0.000%, due
                                 10/01/08                                                     39,926
         54,000        #       Echostar DBS Corp., 5.750%, due
                                 10/01/08                                                     54,338
$       100,000        L       Mediacom Broadband LLC,
                                 11.000%, due 07/15/13                              $        105,750
         66,000                Time Warner, Inc., 6.950%, due
                                 01/15/28                                                     69,953
                                                                                    ----------------
                                                                                             323,931
                                                                                    ----------------
                               MISCELLANEOUS MANUFACTURING: 0.4%
        170,000                General Electric Co., 5.000%, due
                                 02/01/13                                                    174,594
                                                                                    ----------------
                                                                                             174,594
                                                                                    ----------------
                               MULTI-NATIONAL: 0.6%
        138,000       @@       Corp Andina de Fomento CAF,
                                 5.200%, due 05/21/13                                        137,063
        135,000       @@       Corp Andina de Fomento CAF,
                                 6.875%, due 03/15/12                                        150,202
                                                                                    ----------------
                                                                                             287,265
                                                                                    ----------------
                               OIL AND GAS: 2.4%
        105,000                Amerada Hess Corp., 5.900%,
                                 due 08/15/06                                                113,263
         95,000        L       Amerada Hess Corp., 7.125%,
                                 due 03/15/33                                                100,219
        134,000                Enterprise Products Partners LP,
                                 6.875%, due 03/01/33                                        144,911
        355,000       @@       Husky Oil Co., 8.900%, due                                    417,569
        170,000        L       Pemex Project Funding Master
                                 Trust, 7.375%, due 12/15/14                                 183,600
         73,000                Valero Energy Corp., 7.500%,
                                 due 04/15/32                                                 81,544
         73,000                Valero Energy Corp., 8.750%,
                                 due 06/15/30                                                 91,317
                                                                                    ----------------
                                                                                           1,132,423
                                                                                    ----------------
                               PACKAGING AND CONTAINERS: 0.6%
        134,000       #,L      Sealed Air Corp., 5.625%, due
                                 07/15/13                                                    135,997
        150,000        #       Sealed Air Corp., 6.950%, due
                                 05/15/09                                                    167,867
                                                                                    ----------------
                                                                                             303,864
                                                                                    ----------------
                               PIPELINES: 0.6%
        136,000                CenterPoint Energy Resources
                                 Corp., 8.125%, due 07/15/05                                 145,915
        118,000                Kinder Morgan Energy
                                 Partners LP, 7.300%,
                                 due 08/15/33                                                136,528
                                                                                    ----------------
                                                                                             282,443
                                                                                    ----------------
                               REAL ESTATE: 0.7%
        127,000                EOP Operating LP, 7.750%, due
                                 11/15/07                                                    147,822
        153,000                Liberty Property LP, 7.750%, due
                                 04/15/09                                                    181,964
                                                                                    ----------------
                                                                                             329,786
                                                                                    ----------------
                               REITs: 0.6%
         85,000                Simon Property Group LP,
                                 4.875%, due 03/18/10                                         87,805
        165,000                Simon Property Group LP,
                                 6.375%, due 11/15/07                                        183,726
                                                                                    ----------------
                                                                                             271,531
                                                                                    ----------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                   (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               RETAIL: 0.2%
$        65,000                Sears Roebuck Acceptance,
                                 6.250%, due 05/01/09                               $         72,277
                                                                                    ----------------
                                                                                              72,277
                                                                                    ----------------
                               SAVINGS AND LOANS: 0.3%
        142,000                Washington Mutual, Inc.,
                                 4.375%, due 01/15/08                                        147,407
                                                                                    ----------------
                                                                                             147,407
                                                                                    ----------------
                               TELECOMMUNICATIONS: 3.4%
         91,000                AT&T Corp., 6.000%, due 03/15/09                               98,122
        115,000        L       AT&T Corp., 7.800%, due 11/15/11                              133,165
         55,000        L       AT&T Corp., 8.500%, due 11/15/31                               65,346
        128,000                AT&T Wireless Services, Inc.,
                                 8.125%, due 05/01/12                                        152,269
        135,000                Sprint Capital Corp., 6.000%, due
                                 01/15/07                                                    145,409
        216,000                Sprint Capital Corp., 6.875%, due
                                 11/15/28                                                    211,382
        244,000                TCI Communications Finance,
                                 9.650%, due 03/31/27                                        289,445
        150,000       @@       TELUS Corp., 8.000%, due 06/01/11                             175,420
         59,000                Verizon Florida, Inc., 6.125%, due
                                 01/15/13                                                     64,657
        280,000                Verizon Virginia, Inc., 4.625%, due
                                 03/15/13                                                    276,096
      1,000,000      I,**      WinStar Communications, Inc.,
                                 0.000%, due 04/15/10                                            100
                                                                                    ----------------
                                                                                           1,611,411
                                                                                    ----------------
                               Total Corporate Bonds
                                 (Cost $12,721,557)                                       12,682,382
                                                                                    ----------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 43.6%

                               FEDERAL HOME LOAN MORTGAGE
                                 CORPORATION: 3.2%
        480,000        L       2.875%, due 09/15/05                                          491,712
         51,955                5.500%, due 01/01/14                                           54,022
         25,316                5.500%, due 02/01/14                                           26,323
        440,000                5.875%, due 03/21/11                                          484,682
        224,153                6.500%, due 02/01/32                                          234,132
        232,960                7.000%, due 06/01/29                                          246,216
            867        I       9.000%, due 06/01/06                                              907
                                                                                    ----------------
                                                                                           1,537,994
                                                                                    ----------------
                               FEDERAL NATIONAL MORTGAGE
                                 ASSOCIATION: 38.6%
        480,000        L       2.375%, due 04/13/06                                          481,454
        490,000        L       2.875%, due 05/19/08                                          483,221
        455,000                4.000%, due 09/02/08                                          467,496
        228,000       XX       4.750%, due 12/25/42                                          233,237
      1,300,000                5.000%, due 10/15/18                                        1,332,094
      2,700,000                5.000%, due 11/15/33                                        2,691,562
        850,000                5.250%, due 04/15/07                                          929,526
        400,000                5.500%, due 10/15/18                                          413,875
      1,750,000                5.500%, due 11/01/32                                        1,778,984
        825,000                6.000%, due 09/01/17                                          861,452
        298,224                6.000%, due 07/25/24                                          314,811
      1,281,807                6.000%, due 02/01/32                                        1,323,191
        606,485                6.000%, due 10/01/32                                          626,111
         68,002                6.000%, due 10/01/32                                           70,203
      1,000,000                6.000%, due 11/15/33                                        1,029,375
         21,491        I       6.500%, due 02/01/09                                           22,773
         76,446                6.500%, due 08/01/15                                           80,793
$       491,591                6.500%, due 06/01/28                                 $        513,511
        584,653                6.500%, due 12/01/31                                          609,649
        249,975                6.500%, due 07/01/32                                          260,573
        442,750                6.500%, due 08/01/32                                          461,658
         99,990                6.500%, due 09/01/32                                          104,261
         84,094                6.500%, due 10/01/32                                           87,685
         71,373                7.000%, due 03/01/15                                           75,964
        450,000                7.000%, due 09/01/28                                          476,950
        822,408                7.000%, due 09/01/32                                          870,252
         89,832                7.000%, due 11/01/32                                           95,058
        318,205                7.500%, due 07/01/21                                          340,073
      1,035,881                7.500%, due 02/01/31                                        1,110,970
          8,409                8.000%, due 08/01/30                                            9,087
            861        I       9.500%, due 06/01/05                                              890
          1,343        I       9.500%, due 07/01/06                                            1,358
          1,798        I       9.500%, due 05/01/07                                            1,809
                                                                                    ----------------
                                                                                          18,159,906
                                                                                    ----------------
                               GOVERNMENT NATIONAL MORTGAGE
                                 ASSOCIATION: 1.8%
        117,197                6.500%, due 06/15/29                                          123,221
        457,424                6.500%, due 05/15/31                                          480,848
         45,193                7.500%, due 11/15/29                                           48,403
        143,226                8.000%, due 06/20/30                                          153,741
         15,452                8.000%, due 07/15/30                                           16,700
            605                8.500%, due 02/15/21                                              667
                                                                                    ----------------
                                                                                             823,580
                                                                                    ----------------
                               Total U.S. Government Agency
                                 Obligations
                                 (Cost $20,135,625)                                       20,521,480
                                                                                    ----------------
U.S. TREASURY OBLIGATIONS: 10.2%

                               U.S. TREASURY BONDS: 1.8%
        793,000        L       5.375%, due 02/15/31                                          851,236
                                                                                    ----------------
                                                                                             851,236
                                                                                    ----------------
                               U.S. TREASURY NOTES: 8.4%
        665,000        L       2.000%, due 08/31/05                                          672,378
        607,000        L       2.375%, due 08/15/06                                          615,607
        700,000      S, L      3.000%, due 01/31/04                                          704,813
        836,000        L       3.125%, due 09/15/08                                          847,887
      1,093,000        L       4.250%, due 08/15/13                                        1,120,795
                                                                                    ----------------
                                                                                           3,961,480
                                                                                    ----------------
                               Total U.S. Treasury Obligations
                                 (Cost $4,681,863)                                         4,812,716
                                                                                    ----------------
ASSET-BACKED SECURITIES: 3.3%

                               AUTOMOBILE ASSET BACKED SECURITIES: 0.6%
        300,000                USAA Auto Owner Trust, 2.040%,
                                 due 02/16/10                                                298,719
                                                                                    ----------------
                                                                                             298,719
                                                                                    ----------------
                               COMMERCIAL MORTGAGE BACKED SECURITIES: 0.2%
         68,000                GMAC Commercial Mortgage
                                 Securities, Inc., 6.700%, due
                                 04/15/34                                                     78,154
                                                                                    ----------------
                                                                                              78,154
                                                                                    ----------------
                               CREDIT CARD ASSET BACKED SECURITIES: 1.5%
         85,000                Bank One Issuance Trust, 4.540%,
                                 due 09/15/10                                                 87,208

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                   (Continued)

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
                               CREDIT CARD ASSET BACKED
                                 SECURITIES (CONTINUED)
$        88,000                Capital One Master Trust, 4.900%,
                                 due 03/15/10                                       $         93,983
        305,000                Citibank Credit Card Issuance
                                 Trust, 5.650%, due 06/16/08                                 331,696
        156,000                MBNA Credit Card Master Note
                                 Trust, 4.950%, due 06/15/09                                 168,168
                                                                                    ----------------
                                                                                             681,055
                                                                                    ----------------
                               HOME EQUITY ASSET BACKED SECURITIES: 0.5%
        207,814                Emergent Home Equity Loan
                                 Trust, 7.080%, due 12/15/28                                 223,311
                                                                                    ----------------
                                                                                             223,311
                                                                                    ----------------
                               OTHER ASSET BACKED SECURITIES: 0.5%
         85,000                Chase Funding Mortgage Loan
                                 Asset-Backed Certificates,
                                 2.734%, due 09/25/24                                         85,199
         50,000                Chase Funding Mortgage Loan
                                 Asset-Backed Certificates,
                                 4.045%, due 05/25/33                                         50,182
        115,000                Residential Asset Mortgage
                                 Products, Inc., 2.140%, due
                                 02/25/30                                                    113,670
                                                                                    ----------------
                                                                                             249,051
                                                                                    ----------------
                               Total Asset Backed Securities
                                 (Cost $1,517,331)                                         1,530,290
                                                                                    ----------------
COLLATERALIZED MORTGAGE OBLIGATION: 7.5%

                               COMMERCIAL MORTGAGE BACKED SECURITIES: 5.9%
        200,000                CS First Boston Mortgage
                                 Securities Corp., 3.382%, due
                                 05/15/38                                                    193,505
        480,000                CS First Boston Mortgage
                                 Securities Corp., 3.861%, due
                                 03/15/36                                                    487,718
         64,000                CS First Boston Mortgage
                                 Securities Corp., 7.808%, due
                                 04/14/62                                                     76,645
        350,000                DLJ Commercial Mortgage Corp.,
                                 6.240%, due 11/12/31                                        391,743
        925,000                DLJ Commercial Mortgage Corp.,
                                 7.300%, due 06/10/32                                      1,083,264
        160,000                GE Capital Commercial Mortgage
                                 Corp., 5.994%, due 12/10/35                                 177,364
        100,000                JP Morgan Chase Commercial
                                 Mortgage Securities Corp.,
                                 5.161%, due 10/12/37                                        104,417
        250,000                Wachovia Bank Commercial
                                 Mortgage Trust, 3.989%, due
                                 06/15/35                                                    239,135
                                                                                    ----------------
                                                                                           2,753,791
                                                                                    ----------------
                               WHOLE LOAN COLLATERALLIZED MORTGAGE: 0.7%
        122,792                MASTR Asset Securitization Trust,
                                 8.000%, due 06/25/33                                        127,172
        200,000                Wells Fargo Mortgage Backed
                                 Securities Trust, 4.500%, due
                                 08/25/18                                                    191,230
                                                                                    ----------------
                                                                                             318,402
                                                                                    ----------------
                               WL COLLATERALLIZED PLANNED AMORTIZATION
                                 CLASS: 0.9%
$       314,865                MASTR Alternative Loans Trust,
                                 8.500%, due 05/25/33                               $        335,569
         88,036                Residential Funding Securities
                                 Corp., 8.500%, due 05/25/33                                  97,791
                                                                                    ----------------
                                                                                             433,360
                                                                                    ----------------
                               Total Collateralized Mortgage
                               Obligation
                                 (Cost $3,562,947)                                         3,505,553
                                                                                    ----------------
OTHER BONDS: 4.1%

                               SOVEREIGN: 4.1%
        128,000       @@       Brazilian Government Intl. Bond,
                                 2.188%, due 04/15/12                                        103,561
        150,000       @@       Brazilian Government Intl. Bond,
                                 10.000%, due 08/07/11                                       147,750
         70,000       @@       Brazilian Government Intl. Bond,
                                 11.000%, due 08/17/40                                        66,500
        138,000       XX       Central Bank of Nigeria, 0.000%,
                                 due 01/05/10                                                 53,475
         91,000       @@       Colombia Government Intl. Bond,
                                 10.000%, due 01/23/12                                        99,418
         49,000       @@       Colombia Government Intl. Bond,
                                 11.750%, due 02/25/20                                        57,698
         70,000       @@       Dominican Republic Intl. Bond,
                                 9.040%, due 01/23/13                                         61,262
         70,000       @@       Ecuador Government Intl. Bond,
                                 6.000%, due 08/15/30                                         44,063
         41,000      @@,#      El Salvador Government Intl.
                                 Bond, 7.750%, due 01/24/23                                   43,255
         75,000       @@       Mexico Government Intl. Bond,
                                 4.625%, due 10/08/08                                         76,688
        118,000      @@,L      Mexico Government Intl. Bond,
                                 6.625%, due 03/03/15                                        124,254
         50,399       @@       Panama Government Intl. Bond,
                                 1.938%, due 07/17/16                                         43,315
         47,000       @@       Peru Government Intl. Bond,
                                 9.125%, due 02/21/12                                         52,523
        100,000       @@       Philippine Government Intl. Bond,
                                 9.875%, due 01/15/19                                        109,125
         79,000       @@       Republic of Argentina, 1.369%,
                                 due 08/03/12                                                 49,652
         70,000       @@       Republic of Bulgaria, 8.250%, due
                                 01/15/15                                                     80,103
         30,000       @@       Republic of Peru, 4.500%, due
                                 03/07/17                                                     26,575
        254,000       @@       Russia Government Intl. Bond,
                                 5.000%, due 03/31/30                                        240,664
         19,000      @@,L      Turkey Government Intl. Bond,
                                 9.500%, due 01/15/14                                         19,428
        140,000       @@       Turkey Government Intl. Bond,
                                 12.375%, due 06/15/09                                       164,849
         22,000       @@       Ukraine Government Intl. Bond,
                                 7.650%, due 06/11/13                                         22,000
         20,907      @@,#      Ukraine Government Intl. Bond,
                                 11.000%, due 03/15/07                                        23,293
         53,000       @@       Uruguay Government Intl. Bond,
                                 7.500%, due 03/15/15                                         41,075
         91,000       @@       Venezuela Government Intl. Bond,
                                 9.250%, due 09/15/27                                         70,798
         93,000      @@,#      Venezuela Government Intl. Bond,
                                 10.750%, due 09/19/13                                        86,025
                                                                                    ----------------
                               Total Other Bonds
                                 (Cost $1,893,603)                                         1,907,349
                                                                                    ----------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund               PORTFOLIO OF INVESTMENTS as of September 30, 2003 (Unaudited)
                   (Continued)

NUMBER OF
WARRANTS                                                                                 VALUE
----------------------------------------------------------------------------------------------------
WARRANTS: 0.0%

                               DIVERSIFIED FINANCIAL SERVICES: 0.0%
            250      @,I,X     North Atlantic Trading Co.,
                                 Expires 9/30/2003                                  $             --
                                                                                    ----------------
                               Total Warrants
                                 (Cost $0)                                                        --
                                                                                    ----------------
                               Total Long-Term Investments
                                 (Cost $44,512,926)                                       44,959,770
                                                                                    ----------------

PRINCIPAL
AMOUNT                                                                                   VALUE
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 19.3%

                               REPURCHASE AGREEMENT: 19.3%
$     9,050,000S               Goldman Sachs Repurchase
                                 Agreement dated 9/30/03,
                                 1.090%, due 10/01/03 $9,050,274
                                 to be received upon repurchase
                                 (Collateralized by $9,141,000
                                 Various U.S. Government
                                 obligations, 0.000% to 6.875%
                                 Market Value $9,232,167 due
                                 10/09/2003 to 09/30/2013)                                 9,050,000
                                                                                    ----------------
                               Total Short-term
                                 Investments
                                 (Cost $9,050,000)                                         9,050,000
                                                                                    ----------------
                               TOTAL INVESTMENTS IN
                                 SECURITIES (COST
                                 $53,562,926)*                             115.0%   $     54,009,770
                               OTHER ASSETS AND
                                 LIABILITIES-NET                           (15.0)         (7,043,982)
                                                                           -----    ----------------
                               NET ASSETS                                  100.0%   $     46,965,788
                                                                           =====    ================

@      Non-income producing security

@@     Foreign Issuer

REITs  Real Estate Investment Trusts

# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I      Illiquid Security

L Loaned security, a portion or all of the security is on loan at September 30, 2003

S Segregated securities for when-issued or delayed delivery securities held at September 30, 2003.

**     Defaulted security

X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                               Gross Unrealized Appreciation                        $      1,034,812
                               Gross Unrealized Depreciation                                (587,968)
                                                                                    ----------------
                               Net Unrealized Appreciation                          $        446,844
                                                                                    ================

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS WAS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                                           SHARES VOTED
                                                                            AGAINST OR      SHARES       BROKER    TOTAL SHARES
                                           PROPOSAL   SHARES VOTED FOR       WITHHELD      ABSTAINED    NON-VOTE       VOTED
                                           --------   ----------------     ------------    ----------   --------   -------------
   ING GNMA Income Fund                        1          78,774,693          1,440,831    2,032,327      --         82,247,851
   ING High Yield Opportunity Fund             1          44,274,656            691,453      904,261      --         45,870,370
   ING Strategic Bond Fund                     1           3,660,225             88,691       60,347      --          3,809,263
   ING GNMA Income Fund                        3          78,000,056          1,897,914    2,349,881      --         82,247,851
   ING High Yield Opportunity Fund             3          43,993,421            921,466      955,483      --         45,870,370
   ING Strategic Bond Fund                     3           3,686,231             63,037       59,995      --          3,809,263

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. A trustee who is not an interested person of the Fund, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                    TERM OF                                    NUMBER OF
                                                   OFFICE AND            PRINCIPAL           PORTFOLIOS IN          OTHER
                                  POSITION(S)       LENGTH OF          OCCUPATION(S)         FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS             HELD WITH THE        TIME               DURING THE            OVERSEEN            HELD BY
         AND AGE                 REGISTRANT(S)      SERVED(1)         PAST FIVE YEARS         BY TRUSTEE           TRUSTEE
----------------------------    ----------------  -------------  -------------------------  ---------------  -----------------------
NON-INTERESTED TRUSTEES:

Paul S. Doherty(2)                    Trustee     February       Mr. Doherty is                    116       None
7337 E. Doubletree Ranch Rd.                      2001 -         President and Partner,
Scottsdale, Arizona 85258                         present        Doherty, Wallace,
Born: 1934                                                       Pillsbury and Murphy,
                                                                 P.C., Attorneys (1996 -
                                                                 Present); Director,
                                                                 Tambrands, Inc. (1993 -
                                                                 1998); and Trustee of
                                                                 each of the funds
                                                                 managed by Northstar
                                                                 Investment Management
                                                                 Corporation (1993 -
                                                                 1999).

J. Michael Earley(3)                  Trustee     February       President and Chief               116       None
7337 E. Doubletree Ranch Rd.                      2002 -         Executive Officer,
Scottsdale, Arizona 85258                         present        Bankers Trust Company,
Born: 1945                                                       N.A. (1992 - Present).

R. Barbara Gitenstein(2)              Trustee     February       President, College of             116       None
7337 E. Doubletree Ranch Rd.                      2002 -         New Jersey (1999 -
Scottsdale, Arizona 85258                         present        Present). Formerly,
Born: 1948                                                       Executive Vice President
                                                                 and Provost, Drake
                                                                 University (1992 - 1998).

Walter H. May(2)                      Trustee     February       Retired. Formerly,                116       Best Prep Charity
7337 E. Doubletree Ranch Rd.                      2001 -         Managing Director and                       (1991 - Present).
Scottsdale, Arizona 85258                         present        Director of Marketing,
Born: 1936                                                       Piper Jaffray, Inc.;
                                                                 Trustee of each of the
                                                                 funds managed by
                                                                 Northstar Investment
                                                                 Management
                                                                 Corporation (1996 -
                                                                 1999).

                                                    TERM OF                                    NUMBER OF
                                                   OFFICE AND            PRINCIPAL           PORTFOLIOS IN          OTHER
                                   POSITION(S)      LENGTH OF          OCCUPATION(S)         FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH THE       TIME               DURING THE            OVERSEEN            HELD BY
         AND AGE                  REGISTRANT(S)     SERVED(1)         PAST FIVE YEARS         BY TRUSTEE           TRUSTEE
----------------------------    ----------------  -------------  -------------------------  --------------   -----------------------
David W.C. Putnam(3)                  Trustee     February       President and Director,           116       Director of F.L.
7337 E. Doubletree Ranch Rd.                      2001 -         F.L. Putnam Securities                      Putnam Securities
Scottsdale, Arizona 85258                         present        Company, Inc. and its                       company, Inc. (June
Born: 1939                                                       affiliates; President,                      1978 to Present);
                                                                 Secretary and Trustee,                      F.L. Putnam
                                                                 The Principled Equity                       Investment Managment
                                                                 Market Fund. Formerly,                      Company (December
                                                                 Trustee, Trust Realty                       2001 to Present);
                                                                 Trust (December Corp.;                      Asian Amerrican Bank
                                                                 Anchor Investment                           and Trust company
                                                                 Trust; Bow 2000 -                           (June 1992 to
                                                                 Present); Ridge Mining                      Persent); and Notre
                                                                 Company and each of                         Dame Health Care
                                                                 the F.L. Putnam funds                       Center (1991 to
                                                                 managed by Northstar                        Present). He is also
                                                                 Investment Foundation                       a Trustee of The
                                                                 Management Corporation                      Principiled Equity
                                                                 (1994 - 1999).                              Market Fund
                                                                                                             (November 1996 to
                                                                                                             Present); Anchor
                                                                                                             International Bond
                                                                                                             (December 2000 -
                                                                                                             Present);
                                                                                                             Progressive Capital
                                                                                                             Accumulation Trust
                                                                                                             (August 1998 -
                                                                                                             Present); Principled
                                                                                                             Equity Market Fund
                                                                                                             (November 1996 -
                                                                                                             Present), Mercy
                                                                                                             Endowment Foundation
                                                                                                             (1995 - Present);
                                                                                                             Director, F.L.
                                                                                                             Putnam Investment
                                                                                                             Management Company
                                                                                                             (December 2001 -
                                                                                                             Present); Asian
                                                                                                             American Bank and
                                                                                                             Trust Company (June
                                                                                                             1992 - Present); and
                                                                                                             Notre Dame Health
                                                                                                             Care Center (1991 -
                                                                                                             Present) F.L. Putnam
                                                                                                             Securities Company,
                                                                                                             Inc. (June 1978 -
                                                                                                             Present); and an
                                                                                                             Honorary Trustee,
                                                                                                             Mercy Hospital (1973 -
                                                                                                             Present).

Blaine E. Rieke(3)                    Trustee     October        General Partner,                  116       Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                      1998 -         Huntington Partners                         (January 1998 -
Scottsdale, Arizona 85258                         present        (January 1997 -                             Present).
Born: 1933                                                       Present). Chairman of
                                                                 the Board and Trustee
                                                                 of each of the funds
                                                                 managed by ING
                                                                 Investment Management
                                                                 Co. LLC (November
                                                                 1998 - February 2001).

Roger B. Vincent(3)                   Trustee     February       President, Springwell             116       Director, AmeriGas
7337 E. Doubletree Ranch Rd.                      2002 -         Corporation (1989 -                         Propane, Inc. (1998 -
Scottsdale, Arizona 85258                         present        Present). Formerly,                         Present).
Born: 1945                                                       Director Tatham
                                                                 Offshore, Inc. (1996 -
                                                                 2000).

                                                     TERM OF                                   NUMBER OF
                                                   OFFICE AND            PRINCIPAL           PORTFOLIOS IN          OTHER
                                   POSITION(S)      LENGTH OF          OCCUPATION(S)         FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH THE       TIME               DURING THE            OVERSEEN            HELD BY
         AND AGE                  REGISTRANT(S)     SERVED(1)         PAST FIVE YEARS         BY TRUSTEE           TRUSTEE
----------------------------    ----------------  -------------  -------------------------  ---------------  -----------------------
Richard A. Wedemeyer(3)               Trustee     October        Retired.                          116       Touchstone Consulting
7337 E. Doubletree Ranch Rd.                      1998 -         Mr. Wedemeyer was                           Group (1997 - Present).
Scottsdale, Arizona 85258                         present        formerly Vice
Born: 1936                                                       President - Finance
                                                                 and Administration,
                                                                 Channel Corporation
                                                                 (June 1996 - April 2002).
                                                                 Formerly Trustee, First
                                                                 Choice Funds (1997
                                                                 - 2001); and of each
                                                                 of the funds managed by
                                                                 ING Investment
                                                                 Management Co. LLC
                                                                 (1998 - 2001).

INTERESTED TRUSTEES:

Thomas J. McInerney(4)                Trustee     February       Chief Executive Officer,          170       Director, Hemisphere,
7337 E. Doubletree Ranch Rd.                      2001 -         ING U.S. Financial                          Inc. (May 2003 -
Scottsdale, Arizona 85258                         present        Services (September                         Present). Director,
Born: 1956                                                       2001 to present);                           Equitable Life
                                                                 General Manager and                         Insurance Co., Golden
                                                                 Chief Executive Officer,                    American Life
                                                                 ING U.S. Worksite                           Insurance Co., Life
                                                                 Financial Services                          Insurance Company of
                                                                 (December 2000 to                           Georgia, Midwestern
                                                                 present); Member, ING                       United Life Insurance
                                                                 Americas Executive                          Co., ReliaStar Life
                                                                 Committee (2001 to                          Insurance Co.,
                                                                 present); President,                        Security Life of
                                                                 Chief Executive Officer                     Denver, Security
                                                                 and Director of                             Connecticut Life
                                                                 Northern Life Insurance                     Insurance Co.,
                                                                 Company (2001 to                            Southland Life
                                                                 present), ING Aeltus                        Insurance Co., USG
                                                                 Holding Company, Inc.                       Annuity and Life
                                                                 (2000 to present), ING                      Company and United
                                                                 Retail Holding                              Life and Annuity
                                                                 Company (1998 to                            Insurance Co. Inc.
                                                                 present). Formerly, ING                     (March 2001 -
                                                                 Life Insurance and                          Present); Trustee,
                                                                 Annuity Company                             Ameribest Life
                                                                 (1997 to November                           Insurance Co., (2001 -
                                                                 2002), ING Retirement                       2003); Trustee, First
                                                                 Holdings, Inc. (1997 to                     Columbine Life
                                                                 March 2003); General                        Insurance Co., (2001 -
                                                                 Manager and Chief                           2002); Member of the
                                                                 Executive Officer, ING                      Board, National
                                                                 Worksite Division                           Commission on
                                                                 (December 2000 to                           Retirement Policy.
                                                                 October 2001),                              Competitiveness and
                                                                 President, ING-SCI, Inc.                    Technology of
                                                                 (August 1997 to                             Connecticut,
                                                                 December 2000);                             Connecticut Business
                                                                 President, Aetna                            and Industry
                                                                 Financial Services                          Association, Bushnell;
                                                                 (August 1997 to                             Connecticut Forum;
                                                                 December 2000); and                         Metro Hartford Chamber
                                                                 has held a variety of                       of Commerce and is
                                                                 line and corporate staff                    Chairman, Concerned
                                                                 positions since 1978.                       Citzens for Effective
                                                                                                             Government.

                                                     TERM OF                                   NUMBER OF
                                                   OFFICE AND            PRINCIPAL           PORTFOLIOS IN          OTHER
                                   POSITION(S)      LENGTH OF          OCCUPATION(S)         FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH THE       TIME               DURING THE            OVERSEEN            HELD BY
         AND AGE                  REGISTRANT(S)     SERVED(1)         PAST FIVE YEARS         BY TRUSTEE           TRUSTEE
----------------------------    ----------------  -------------  -------------------------  ---------------  -----------------------
John G. Turner(5)                     Trustee     February       Chairman, Hillcrest               116       Director, Hormel Foods
7337 E. Doubletree Ranch Rd.                      2001 -         Capital Partners                            Corporation (March
Scottsdale, Arizona 85258                         present        (May 2002 - Present);                       2000 - Present); Shopko
Born: 1939                                                       President, Turner                           Stores, Inc. (August
                                                                 Investment Company                          1999 - Present); and
                                                                 (January 2002 -                             M.A. Mortenson
                                                                 Present). Mr. Turner                        Company (March 2002 -
                                                                 was formerly Vice                           Present).
                                                                 Chairman of ING
                                                                 Americas (2000 - 2002);
                                                                 Chairman and Chief
                                                                 Executive Officer of
                                                                 ReliaStar Financial
                                                                 Corp.

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation Committee member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments.

(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments.

                                                                                                  PRINCIPAL
                                                              TERM OF OFFICE                    OCCUPATION(S)
       NAME, ADDRESS                 POSITION(S)              AND LENGTH OF                      DURING THE
         AND AGE                 HELD WITH THE TRUST          TIME SERVED(1)                   PAST FIVE YEARS
----------------------------  -------------------------  -------------------------  ---------------------------------------
James M. Hennessy             President and Chief        February 2001 -            President and Chief Executive
7337 E. Doubletree Ranch Rd.  Executive Officer          present                    Officer of ING Capital Corporation,
Scottsdale, Arizona 85258                                                           LLC, ING Funds Services, LLC, ING
Born: 1949                    Chief Operating            February 2002 -            Advisors, Inc., ING Investments,
                              Officer                    present                    LLC, Lexington Funds Distributor,
                                                                                    Inc., Express America T.C. Inc. and
                              Senior Executive Vice      October 2000 -             EAMC Liquidation Corp. (since
                              President and              February 2001              December 2001); Executive Vice
                              Secretary                                             President and Chief Operating
                                                                                    Officer of ING Funds Distributor,
                                                                                    LLC (since June 2000).

Michael J. Roland             Executive Vice             February 2002 -            Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.  President and              present                    Financial Officer and Treasurer of
Scottsdale, Arizona 85258     Assistant Secretary                                   ING Funds Services, LLC, ING Funds
Born: 1958                                                                          Distributor, LLC, ING Advisors, Inc.,
                              Principal Financial        October 2000 -             ING Investments, LLC
                              Officer                    present                    (December 2001 to present),
                                                                                    Lexington Funds Distributor, Inc.,
                              Senior Vice President      October 2000 -             Express America T.C. Inc. and
                                                         February 2002              EAMC Liquidation Corp. (since
                                                                                    December 2001). Formerly,
                                                                                    Executive Vice President, Chief
                                                                                    Financial Officer and Treasurer of
                                                                                    ING Quantitative Management,
                                                                                    Inc. (December 2001 to
                                                                                    October 2002); and Senior Vice
                                                                                    President, ING Funds Services, LLC,
                                                                                    ING Investments, LLC, and ING
                                                                                    Funds Distributor, LLC (June 1998
                                                                                    to December 2001).

Stanley D. Vyner              Executive Vice             October 2000 -             Executive Vice President of ING
7337 E. Doubletree Ranch Rd.  President                  present                    Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                           LLC (July 2000 to present) and
Born: 1950                                                                          Chief Investment Officer of the
                                                                                    International Portfolios, ING
                                                                                    Investments, LLC (July 1996 to
                                                                                    present). Formerly, President and
                                                                                    Chief Executive Officer of ING
                                                                                    Investments, LLC (August 1996 to
                                                                                    August 2000).

Robert S. Naka                Senior Vice President      October 2000 -             Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  and Assistant              present                    Secretary of ING Funds Services,
Scottsdale, Arizona 85258     Secretary                                             LLC, ING Funds Distributor, LLC,
Born: 1963                                                                          ING Advisors, Inc., ING
                                                                                    Investments, LLC (October 2001 to
                                                                                    present) and Lexington Funds
                                                                                    Distributor, Inc. (since
                                                                                    December 2001). Formerly, Senior
                                                                                    Vice President and Assistant
                                                                                    Secretary for ING Quantitative
                                                                                    Management, Inc. (October 2001
                                                                                    to October 2002); Vice President,
                                                                                    ING Investments, LLC (April 1997
                                                                                    to October 1999), and ING Funds
                                                                                    Services, LLC (February 1997 to
                                                                                    August 1999).

Kimberly A. Anderson          Vice President             February 2001 -            Vice President and Assistant
7337 E. Doubletree Ranch Rd.                             present                    Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                           LLC, ING Funds Distributor, LLC,
Born: 1964                    Secretary                  February 2001 -            ING Advisors, Inc., ING Investments,
                                                         August 2003                LLC (since October 2001) and
                                                                                    Lexington Funds Distributor, Inc.
                                                                                    (since December 2001). Formerly,
                                                                                    Vice President for ING Quantitative
                                                                                    Management, Inc. (October 2001
                                                                                    to October 2002); Assistant Vice
                                                                                    President of ING Funds Services,
                                                                                    LLC (November 1999 to
                                                                                    January 2001) and has held various
                                                                                    other positions with ING Funds
                                                                                    Services, LLC for more than the last
                                                                                    five years.

                                                                                                  PRINCIPAL
                                                              TERM OF OFFICE                    OCCUPATION(S)
       NAME, ADDRESS                 POSITION(S)              AND LENGTH OF                      DURING THE
         AND AGE                 HELD WITH THE TRUST          TIME SERVED(1)                   PAST FIVE YEARS
----------------------------  -------------------------  -------------------------  ---------------------------------------
Robyn L. Ichilov              Vice President             October 2000 -             Vice President of ING Funds
7337 E. Doubletree Ranch Rd.                             present                    Services, LLC (October 2001to
Scottsdale, Arizona 85258                                                           present) and ING Investments, LLC
Born: 1967                    Treasurer                  March 2001 - present       (August 1997 to present);
                                                                                    Accounting Manager, ING
                                                                                    Investments, LLC (November 1995
                                                                                    to present).

J. David Greenwald            Vice President             August 2003 - present      Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                        Compliance of ING Funds Services,
Scottsdale, Arizona 85258                                                           LLC (May 2003 - Present). Formerly
Born: 1957                                                                          Assistant Treasurer and Director of
                                                                                    Mutual Fund Compliance and
                                                                                    Operations of American Skandia,
                                                                                    A Prudential Financial Company
                                                                                    (October 1996 - May 2003).

Lauren D. Bensinger           Vice President             February 2003 -            Vice President and Chief
7337 E. Doubletree Ranch Rd.                             present                    Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                           Distributor, LLC. (July 1995 -
Born: 1957                                                                          Present); Vice President
                                                                                    (February 1996 - Present) and
                                                                                    Chief Compliance Officer
                                                                                    (October 2001 - Present) ING
                                                                                    Investments, LLC; Vice President
                                                                                    and Chief Compliance Officer, ING
                                                                                    Advisors, Inc. (July 2000 - Present),
                                                                                    Vice President and Chief
                                                                                    Compliance Officer, ING
                                                                                    Quantitative Management, Inc.
                                                                                    (July 2000 - September 2002), and
                                                                                    Vice President, ING Fund Services,
                                                                                    LLC (July 1995 - Present).

Theresa Kelety                Secretary                  August 2003 - present      Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                        (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                           Senior Associate with Shearman &
Born: 1963                                                                          Sterling (February 2000 -
                                                                                    April 2003) and Associate with
                                                                                    Sutherland Asbill & Brennan
                                                                                    (1996 - February 2000).

Todd Modic                    Vice President             August 2003 - present      Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                        Reporting - Fund Accounting of
Scottsdale, Arizona 85258     Assistant Vice             August 2001 -              ING Funds Services, LLC
Born: 1967                    President                  August 2003                (September 2002 to present).
                                                                                    Director of Financial Reporting of
                                                                                    ING Investments, LLC ( March 2001
                                                                                    to September 2002). Formerly,
                                                                                    Director of Financial Reporting,
                                                                                    Axient Communications, Inc.
                                                                                    (May 2000 to January 2001) and
                                                                                    Director of Finance, Rural/Metro
                                                                                    Corporation (March 1995 to
                                                                                    May 2000).

Susan P. Kinens               Assistant Vice             February 2003 -            Assistant Vice President and
7337 E. Doubletree Ranch Rd.  President and              present                    Assistant Secretary, ING Funds
Scottsdale, Arizona 85258     Assistant Secretary                                   Services, LLC (December 2002 -
Born: 1976                                                                          Present); and has held various
                                                                                    other positions with ING Funds
                                                                                    Services, LLC for more than the
                                                                                    last five years.

Maria M. Anderson             Assistant Vice             August 2001 - present      Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.  President                                             Funds Services, LLC (since
Scottsdale, Arizona 85258                                                           October 2001). Formerly, Manager
Born: 1958                                                                          of Fund Accounting and Fund
                                                                                    Compliance, ING Investments, LLC
                                                                                    (September 1999 to November
                                                                                    2001); and Section Manager of
                                                                                    Fund Accounting, Stein Roe
                                                                                    Mutual Funds (July 1998 to
                                                                                    August 1999).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

INTERNATIONAL EQUITY FUNDS
     ING Emerging Countries Fund
     ING Foreign Fund
     ING International Fund
     ING International Growth Fund
     ING International SmallCap Growth Fund
     ING International Value Fund
     ING Precious Metals Fund
     ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
     ING Global Equity Dividend Fund
     ING Global Real Estate Fund
     ING Worldwide Growth Fund

DOMESTIC EQUITY GROWTH FUNDS
     ING Growth Fund
     ING Growth + Value Fund
     ING Growth Opportunities Fund
     ING LargeCap Growth Fund
     ING MidCap Opportunities Fund
     ING SmallCap Opportunities Fund
     ING Small Company Fund
     ING Technology Fund
     ING Disciplined LargeCap Fund

DOMESTIC EQUITY INDEX FUNDS
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
     ING Financial Services Fund
     ING MagnaCap Fund
     ING Tax Efficient Equity Fund
     ING Value Opportunity Fund
     ING SmallCap Value Fund
     ING MidCap Value Fund

DOMESTIC EQUITY GROWTH AND INCOME FUNDS
     ING Equity and Bond Fund
     ING Convertible Fund
     ING Real Estate Fund
     ING Balanced Fund
     ING Growth and Income Fund

FIXED INCOME FUNDS
     ING Bond Fund
     ING Classic Money Market Fund*
     ING Government Fund
     ING GNMA Income Fund
     ING High Yield Opportunity Fund
     ING High Yield Bond Fund
     ING Intermediate Bond Fund
     ING Lexington Money Market Trust*
     ING National Tax Exempt Bond Fund
     ING Money Market Fund*
     ING Aeltus Money Market Fund*
     ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUND
     ING Prime Rate Trust
     ING Senior Income Fund


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money. The Form N-PX (Proxy Voting Record) will be available without charge, upon request, by calling 800-992-0180 on or about August 31, 2004; and on the fund's website at www.ingfunds.com; and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]                                             FII&QSAR0903-112803

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT. The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust
              ----------------




By /s/ James M. Hennessy
  -----------------------------------------------------
         James M. Hennessy
         President and Chief Executive Officer

Date  December 9, 2003
     --------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.








By /s/ James M. Hennessy
  -----------------------------------------------------
      James M. Hennessy
      President and Chief Executive Officer

Date  December 9, 2003
     ---------------------------------------------------




By /s/ Michael J. Roland
  -----------------------------------------------------
      Michael J. Roland
      Executive Vice President and Chief Financial Officer


Date December 9, 2003
     ---------------------------------------------------